Filed pursuant to Rule 497(e);

File nos. 333-89661, 2-99356 and 333-131683

STATEMENT OF ADDITIONAL INFORMATION
August 1, 2023
Columbia Funds Series Trust
Columbia California Intermediate Municipal Bond Fund
Class A: NACMX	Class Adv: CCMRX	Class C: CCICX
Class Inst: NCMAX	Class Inst2: CNBRX	Class Inst3: CCBYX
Columbia Capital Allocation Moderate Aggressive Portfolio
Class A: NBIAX	Class Adv: CGBRX	Class C: NBICX
Class Inst: NBGPX	Class Inst2: CLHRX	Class Inst3: CPHNX
Class R: CLBRX	Class V: CGGTX
Columbia Capital Allocation Moderate Conservative Portfolio
Class A: NLGAX	Class Adv: CHWRX	Class C: NIICX
Class Inst: NIPAX	Class Inst2: CLRRX	Class Inst3: CPDGX
Class R: CLIRX
Columbia Convertible Securities Fund
Class A: PACIX	Class Adv: COVRX	Class C: PHIKX
Class Inst: NCIAX	Class Inst2: COCRX	Class Inst3: CSFYX
Class R: CVBRX
Columbia Large Cap Enhanced Core Fund
Class A: NMIAX	Class Adv: CECFX	Class Inst: NMIMX
Class Inst2: CLNCX	Class Inst3: CECYX	Class R: CCERX
Columbia Large Cap Growth Opportunity Fund
Class A: NFEAX	Class Adv: CSFRX	Class C: NFECX
Class Inst: NFEPX	Class Inst2: CADRX	Class Inst3: CLRYX
Class R: CLGPX
Columbia Large Cap Index Fund
Class A: NEIAX	Class Inst: NINDX	Class Inst2: CLXRX
Class Inst3: CLPYX
Columbia Mid Cap Index Fund
Class A: NTIAX	Class Inst: NMPAX	Class Inst2: CPXRX
Class Inst3: CMDYX
Columbia Overseas Value Fund
Class A: COAVX	Class Adv: COSVX	Class C: COCVX
Class Inst: COSZX	Class Inst2: COSSX	Class Inst3: COSYX
Class R: COVUX
Columbia Select Large Cap Equity Fund
Class A: NSGAX	Class Adv: CLSRX	Class C: NSGCX
Class Inst: NSEPX	Class Inst2: CLCRX	Class Inst3: CLEYX
Class R§: —
Columbia Select Mid Cap Value Fund
Class A: CMUAX	Class Adv: CFDRX	Class C: CMUCX
Class Inst: NAMAX	Class Inst2: CVERX	Class Inst3: CMVYX
Class R: CMVRX
Columbia Short Duration Municipal Bond Fund
Class A: NSMMX	Class Adv: CSMTX	Class C: NSMUX
Class Inst: NSMIX	Class Inst2: CNNRX	Class Inst3: CSMYX
Columbia Short Term Bond Fund
Class A: NSTRX	Class Adv: CMDRX	Class C: NSTIX
Class Inst: NSTMX	Class Inst2: CCBRX	Class Inst3: CSBYX
Class R: CSBRX
Columbia Small Cap Index Fund
Class A: NMSAX	Class Inst: NMSCX	Class Inst2: CXXRX
Class Inst3: CSPYX
Columbia Small Cap Value Fund II
Class A: COVAX	Class Adv: CLURX	Class C: COVCX
Class Inst: NSVAX	Class Inst2: CRRRX	Class Inst3: CRRYX
Class R: CCTRX
Columbia Funds Series Trust I
Columbia Adaptive Retirement 2020 Fund
Class Adv: CARGX	Class Inst3: CARHX
Columbia Adaptive Retirement 2025 Fund
Class Adv: CAAHX	Class Inst3: CAIDX
Columbia Adaptive Retirement 2030 Fund
Class Adv: CARLX	Class Inst3: CARMX
Columbia Adaptive Retirement 2035 Fund
Class Adv: CARJX	Class Inst3: CAIEX
Columbia Adaptive Retirement 2040 Fund
Class Adv: CAROX	Class Inst3: CARQX
Columbia Adaptive Retirement 2045 Fund
Class Adv: CARPX	Class Inst3: CAIHX
Columbia Adaptive Retirement 2050 Fund
Class Adv: CARSX	Class Inst3: CARUX
Columbia Adaptive Retirement 2055 Fund
Class Adv: CARFX	Class Inst3: CAIJX
Columbia Adaptive Retirement 2060 Fund
Class Adv: CARKX	Class Inst3: CARVX
Columbia Adaptive Risk Allocation Fund
Class A: CRAAX	Class Adv: CARRX	Class C: CRACX
Class Inst: CRAZX	Class Inst2: CRDRX	Class Inst3: CARYX
Class R: CRKRX
Columbia Balanced Fund
Class A: CBLAX	Class Adv: CBDRX	Class C: CBLCX
Class Inst: CBALX	Class Inst2: CLREX	Class Inst3: CBDYX
Class R: CBLRX
Columbia Bond Fund
Class A: CNDAX	Class Adv: CNDRX	Class C: CNDCX
Class Inst: UMMGX	Class Inst2: CNFRX	Class Inst3: CBFYX
Class R: CBFRX	Class V: CNDTX
Columbia Connecticut Intermediate Municipal Bond Fund*
Class A: LCTAX	Class Adv: CCTMX	Class C: LCTCX
Class Inst: SCTEX	Class Inst3: CCTYX	Class V: GCBAX
Columbia Contrarian Core Fund
Class A: LCCAX	Class Adv: CORRX	Class C: LCCCX
Class Inst: SMGIX	Class Inst2: COFRX	Class Inst3: COFYX
Class R: CCCRX	Class V: SGIEX
Columbia Corporate Income Fund
Class A: LIIAX	Class Adv: CIFRX	Class C: CIOCX
Class Inst: SRINX	Class Inst2: CPIRX	Class Inst3: CRIYX
Columbia Dividend Income Fund
Class A: LBSAX	Class Adv: CVIRX	Class C: LBSCX
Class Inst: GSFTX	Class Inst2: CDDRX	Class Inst3: CDDYX
Class R: CDIRX	Class V: GEQAX
Columbia Emerging Markets Fund
Class A: EEMAX	Class Adv: CEMHX	Class C: EEMCX
Class Inst: UMEMX	Class Inst2: CEKRX	Class Inst3: CEKYX
Class R: CEMRX
Columbia Global Technology Growth Fund
Class A: CTCAX	Class Adv: CTYRX	Class C: CTHCX
Class Inst: CMTFX	Class Inst2: CTHRX	Class Inst3: CGTUX

Columbia Greater China Fund
Class A: NGCAX	Class Adv: CGCHX	Class C: NGCCX
Class Inst: LNGZX	Class Inst2: CGCRX	Class Inst3: CGCYX
Columbia High Yield Municipal Fund
Class A: LHIAX	Class Adv: CHIYX	Class C: CHMCX
Class Inst: SRHMX	Class Inst2: CHMYX	Class Inst3: CHHYX
Columbia Intermediate Duration Municipal Bond Fund
Class A: LITAX	Class Adv: CIMRX	Class C: LITCX
Class Inst: SETMX	Class Inst2: CTMRX	Class Inst3: CIMYX
Class V: GIMAX
Columbia International Dividend Income Fund
Class A: CSVAX	Class Adv: CGOLX	Class C: CSRCX
Class Inst: CSVFX	Class Inst2: CADPX	Class Inst3: CLSYX
Class R: CSGRX
Columbia Large Cap Growth Fund
Class A: LEGAX	Class Adv: CCGRX	Class C: LEGCX
Class E: CLGEX	Class Inst: GEGTX	Class Inst2: CLWFX
Class Inst3: CGFYX	Class R: CGWRX	Class V: GAEGX
Columbia Massachusetts Intermediate Municipal Bond Fund
Class A: LMIAX	Class Adv: CMANX	Class C: LMICX
Class Inst: SEMAX	Class Inst2: CMAUX	Class Inst3: CMMYX
Class V: GMBAX
Columbia Multi Strategy Alternatives Fund
Class A: CLAAX	Class Adv: CLFUX	Class C: CLABX
Class Inst: CLAZX	Class Inst2: CLIVX	Class Inst3: CLAYX
Class R: CRRLX
Columbia New York Intermediate Municipal Bond Fund
Class A: LNYAX	Class Adv: CNYIX	Class C: LNYCX
Class Inst: GNYTX	Class Inst2: CNYUX	Class Inst3: CNYYX
Class V: GANYX
Columbia Oregon Intermediate Municipal Bond Fund
Class A: COEAX	Class Adv: CORMX	Class C: CORCX
Class Inst: CMBFX	Class Inst2: CODRX	Class Inst3: CORYX
Columbia Real Estate Equity Fund
Class A: CREAX	Class Adv: CRERX	Class C: CRECX
Class Inst: CREEX	Class Inst2: CRRVX	Class Inst3: CREYX
Class R: CRSRX
Columbia Select Large Cap Growth Fund
Class A: ELGAX	Class Adv: CSRRX	Class C: ELGCX
Class Inst: UMLGX	Class Inst2: CGTRX	Class Inst3: CCWRX
Class R: URLGX
Columbia Select Mid Cap Growth Fund
Class A: CBSAX	Class Adv: CPGRX	Class C: CMCCX
Class Inst: CLSPX	Class Inst2: CMGVX	Class Inst3: CMGYX
Class R: CMGRX	Class V: CBSTX
Columbia Small Cap Growth Fund
Class A: CGOAX	Class Adv: CHHRX	Class C: CGOCX
Class Inst: CMSCX	Class Inst2: CSCRX	Class Inst3: CSGYX
Class R: CCRIX
Columbia Small Cap Value Fund I
Class A: CSMIX	Class Adv: CVVRX	Class C: CSSCX
Class Inst: CSCZX	Class Inst2: CUURX	Class Inst3: CSVYX
Class R: CSVRX
Columbia Solutions Aggressive Portfolio
Columbia Solutions Conservative Portfolio
Columbia Strategic California Municipal Income Fund
Class A: CLMPX	Class Adv: CCARX	Class C: CCAOX
Class Inst: CCAZX	Class Inst2: CCAUX	Class Inst3: CCXYX
Columbia Strategic Income Fund
Class A: COSIX	Class Adv: CMNRX	Class C: CLSCX
Class Inst: LSIZX	Class Inst2: CTIVX	Class Inst3: CPHUX
Class R: CSNRX
Columbia Strategic New York Municipal Income Fund
Class A: COLNX	Class Adv: CNYEX	Class C: CNYCX
Class Inst: CNYZX	Class Inst2: CNYRX	Class Inst3: CNTYX
Columbia Tax-Exempt Fund
Class A: COLTX	Class Adv: CTERX	Class C: COLCX
Class Inst: CTEZX	Class Inst2: CADMX	Class Inst3: CTEYX
Columbia Total Return Bond Fund
Class A: LIBAX	Class Adv: CBNRX	Class C: LIBCX
Class Inst: SRBFX	Class Inst2: CTBRX	Class Inst3: CTBYX
Class R: CIBRX
Columbia U.S. Social Bond Fund**
Class A: CONAX	Class Adv: CONFX	Class C: CONCX
Class Inst: CONZX	Class Inst2: COVNX	Class Inst3: CONYX
Columbia U.S. Treasury Index Fund
Class A: LUTAX	Class C: LUTCX	Class Inst: IUTIX
Class Inst2: CUTRX	Class Inst3: CUTYX
Columbia Ultra Short Term Bond Fund
Class A: CUSOX	Class Adv: CUSHX	Class Inst: CUSBX
Class Inst3: CMGUX
Multi-Manager Alternative Strategies Fund
Class Inst: CZAMX
Multi-Manager Directional Alternative Strategies Fund
Class Inst: CDAZX
Multi-Manager Growth Strategies Fund
Class Inst: CZMGX	Class Inst3: CABGX
Multi-Manager International Equity Strategies Fund
Class Inst: CMIEX	Class Inst3: CIEEX
Multi-Manager Small Cap Equity Strategies Fund
Class Inst: CZMSX	Class Inst3: CSCLX
Multi-Manager Total Return Bond Strategies Fund
Class Inst: CTRZX	Class Inst3: CTREX
Multisector Bond SMA Completion Portfolio
MBSAX
Overseas SMA Completion Portfolio
OSCBX

Columbia Funds Series Trust II
Columbia Capital Allocation Aggressive Portfolio
Class A: AXBAX	Class Adv: CPDAX	Class C: RBGCX
Class Inst: CPAZX	Class Inst2: CPANX	Class Inst3: CPDIX
Class R: CPARX
Columbia Capital Allocation Conservative Portfolio
Class A: ABDAX	Class Adv: CPCYX	Class C: RPCCX
Class Inst: CBVZX	Class Inst2: CPAOX	Class Inst3: CPDHX
Class R: CBVRX
Columbia Capital Allocation Moderate Portfolio
Class A: ABUAX	Class Adv: CPCZX	Class C: AMTCX
Class Inst: CBMZX	Class Inst2: CPAMX	Class Inst3: CPDMX
Class R: CBMRX
Columbia Commodity Strategy Fund
Class A: CCSAX	Class Adv: CCOMX	Class C: CCSCX
Class Inst: CCSZX	Class Inst2: CADLX	Class Inst3: CCFYX
Class R: CCSRX
Columbia Disciplined Core Fund
Class A: AQEAX	Class Adv: CLCQX	Class C: RDCEX
Class Inst: CCRZX	Class Inst2: RSIPX	Class Inst3: CCQYX
Class R: CLQRX
Columbia Disciplined Growth Fund
Class A: RDLAX	Class Adv: CGQFX	Class C: RDLCX
Class Inst: CLQZX	Class Inst2: CQURX	Class Inst3: CGQYX
Class R: CGQRX
Columbia Disciplined Value Fund
Class A: RLCAX	Class Adv: COLEX	Class C: RDCCX
Class Inst: CVQZX	Class Inst2: COLVX	Class Inst3: COLYX
Class R: RLCOX	Class V: CVQTX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class Adv: CDORX	Class C: ACUIX
Class Inst: CDOZX	Class Inst2: RSDFX	Class Inst3: CDOYX
Class R: RSOOX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class Adv: CEBSX	Class C: REBCX
Class Inst: CMBZX	Class Inst2: CEBRX	Class Inst3: CEBYX
Class R: CMBRX
Columbia Flexible Capital Income Fund
Class A: CFIAX	Class Adv: CFCRX	Class C: CFIGX
Class Inst: CFIZX	Class Inst2: CFXRX	Class Inst3: CFCYX
Class R: CFIRX
Columbia Floating Rate Fund
Class A: RFRAX	Class Adv: CFLRX	Class C: RFRCX
Class Inst: CFRZX	Class Inst2: RFRFX	Class Inst3: CFRYX
Class R: CFRRX
Columbia Global Opportunities Fund
Class A: IMRFX	Class Adv: CSDRX	Class C: RSSCX
Class Inst: CSAZX	Class Inst2: CLNRX	Class Inst3: CGOYX
Class R: CSARX
Columbia Global Value Fund
Class A: IEVAX	Class Adv: RSEVX	Class C: REVCX
Class Inst: CEVZX	Class Inst2: RSEYX	Class Inst3: CEVYX
Class R: REVRX
Columbia Government Money Market Fund
Class A: IDSXX	Class C: RCCXX	Class Inst: IDYXX
Class Inst2: CMRXX	Class Inst3: CGMXX	Class R: RVRXX
Columbia High Yield Bond Fund
Class A: INEAX	Class Adv: CYLRX	Class C: APECX
Class Inst: CHYZX	Class Inst2: RSHRX	Class Inst3: CHYYX
Class R: CHBRX
Columbia Income Builder Fund
Class A: RBBAX	Class Adv: CNMRX	Class C: RBBCX
Class Inst: CBUZX	Class Inst2: CKKRX	Class Inst3: CIBYX
Class R: CBURX
Columbia Income Opportunities Fund
Class A: AIOAX	Class Adv: CPPRX	Class C: RIOCX
Class Inst: CIOZX	Class Inst2: CEPRX	Class Inst3: CIOYX
Class R: CIORX
Columbia Large Cap Value Fund
Class A: INDZX	Class Adv: RDERX	Class C: ADECX
Class Inst: CDVZX	Class Inst2: RSEDX	Class Inst3: CDEYX
Class R: RDEIX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class Adv: CDLRX	Class C: RDCLX
Class Inst: CLDZX	Class Inst2: CTLRX	Class Inst3: CLDYX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class Adv: CLONX	Class C: RMTCX
Class Inst: CMNZX	Class Inst2: CADOX	Class Inst3: CMNYX
Columbia Mortgage Opportunities Fund
Class A: CLMAX	Class Adv: CLMFX	Class C: CLMCX
Class Inst: CLMZX	Class Inst2: CLMVX	Class Inst3: CMOYX
Columbia Overseas Core Fund
Class A: COSAX	Class Adv: COSDX	Class C: COSCX
Class Inst: COSNX	Class Inst2: COSTX	Class Inst3: COSOX
Class R: COSRX
Columbia Quality Income Fund
Class A: AUGAX	Class Adv: CUVRX	Class C: AUGCX
Class Inst: CUGZX	Class Inst2: CGVRX	Class Inst3: CUGYX
Class R: CUGUX
Columbia Select Global Equity Fund
Class A: IGLGX	Class Adv: CSGVX	Class C: RGCEX
Class Inst: CGEZX	Class Inst2: RGERX	Class Inst3: CSEYX
Class R: CGERX
Columbia Select Large Cap Value Fund
Class A: SLVAX	Class Adv: CSERX	Class C: SVLCX
Class Inst: CSVZX	Class Inst2: SLVIX	Class Inst3: CSRYX
Class R: SLVRX
Columbia Select Small Cap Value Fund
Class A: SSCVX	Class Adv: CSPRX	Class C: SVMCX
Class Inst: CSSZX	Class Inst2: SSVIX	Class Inst3: CSSYX
Class R: SSVRX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class Adv: CCHRX	Class C: SHTCX
Class Inst: CSGZX	Class Inst2: SGTTX	Class Inst3: CGTYX
Class R: SGTRX
Columbia Seligman Technology and Information Fund
Class A: SLMCX	Class Adv: SCIOX	Class C: SCICX
Class Inst: CCIZX	Class Inst2: SCMIX	Class Inst3: CCOYX
Class R: SCIRX
Columbia Strategic Municipal Income Fund
Class A: INTAX	Class Adv: CATRX	Class C: RTCEX
Class Inst: CATZX	Class Inst2: CADNX	Class Inst3: CATYX
Multi-Manager Value Strategies Fund
Class Inst: CZMVX	Class Inst3: CVSDX
*	The Fund’s Board of Trustees has approved a Plan of Liquidation and Termination pursuant to which the Fund is expected to be liquidated on or about November 7, 2023. Please refer to the Fund’s prospectus for further details regarding the liquidation.
**	The Fund’s Board of Trustees has approved a Plan of Liquidation and Termination pursuant to which the Fund is expected to be liquidated on or about August 4, 2023. Please refer to the Fund’s prospectus for further details regarding the liquidation.
§	This share class is not currently available for purchase.
Certain share classes in the table above, and throughout this SAI, are referred to using their abbreviated form. These full share class names are as follows: Advisor Class (Class Adv); Institutional Class (Class Inst); Institutional 2 Class (Class Inst2); and Institutional 3 Class (Class Inst3).

Unless the context indicates otherwise, references herein to “each Fund,” “the Fund,” “a Fund,” “the Funds” or “Funds” refer to each Fund listed above.
This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with each Fund’s current prospectus (as amended or supplemented), the date of which may be found in the section of this SAI entitled About the Trusts. The most recent annual report for each Fund identified in the table below (as applicable), which includes the Fund’s audited financial statements for its most recent fiscal period, is incorporated herein by reference.
Copies of the Funds’ current prospectuses and annual and semiannual reports (once available, as applicable) may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at columbiathreadneedleus.com.
Shareholder Reports
Trust, Fund Name and Fiscal Year End:	Shareholder Report:
January 31
Columbia Funds Series Trust Columbia Capital Allocation Moderate Aggressive Portfolio Columbia Capital Allocation Moderate Conservative Portfolio	Annual Report
Columbia Funds Series Trust II
Columbia Capital Allocation Aggressive Portfolio
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio
Columbia Income Builder Fund	Annual Report
February 28/29
Columbia Funds Series Trust
Columbia Convertible Securities Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Growth Opportunity Fund
Columbia Large Cap Index Fund
Columbia Mid Cap Index Fund
Columbia Overseas Value Fund
Columbia Select Large Cap Equity Fund
Columbia Select Mid Cap Value Fund
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund II	Annual Report
Columbia Funds Series Trust II Columbia Global Value Fund Columbia Overseas Core Fund	Annual Report
March 31
Columbia Funds Series Trust Columbia Short Term Bond Fund	Annual Report
Columbia Funds Series Trust I
Columbia Adaptive Retirement 2020 Fund
Columbia Adaptive Retirement 2025 Fund
Columbia Adaptive Retirement 2030 Fund
Columbia Adaptive Retirement 2035 Fund
Columbia Adaptive Retirement 2040 Fund
Columbia Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund
Columbia Adaptive Retirement 2055 Fund
Columbia Adaptive Retirement 2060 Fund
Columbia Select Large Cap Growth Fund
Columbia Solutions Aggressive Portfolio
Columbia Solutions Conservative Portfolio
Multi-Manager Growth Strategies Fund	Annual Report

Trust, Fund Name and Fiscal Year End:	Shareholder Report:
April 30
Columbia Funds Series Trust Columbia California Intermediate Municipal Bond Fund Columbia Short Duration Municipal Bond Fund	Annual Report
Columbia Funds Series Trust I
Columbia Bond Fund
Columbia Corporate Income Fund
Columbia Small Cap Value Fund I
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund
Multi-Manager Directional Alternative Strategies Fund	Annual Report
May 31
Columbia Funds Series Trust I Columbia Adaptive Risk Allocation Fund Columbia Dividend Income Fund Columbia High Yield Municipal Fund Columbia Multi Strategy Alternatives Fund	Annual Report
Columbia Funds Series Trust II
Columbia Commodity Strategy Fund
Columbia Dividend Opportunity Fund
Columbia Flexible Capital Income Fund
Columbia High Yield Bond Fund
Columbia Large Cap Value Fund
Columbia Mortgage Opportunities Fund
Columbia Quality Income Fund
Columbia Select Large Cap Value Fund
Columbia Select Small Cap Value Fund
Columbia Seligman Technology and Information Fund
Multi-Manager Value Strategies Fund	Annual Report
July 31
Columbia Funds Series Trust I
Columbia Large Cap Growth Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Ultra Short Term Bond Fund
Columbia U.S. Social Bond Fund	Annual Report
Columbia Funds Series Trust II
Columbia Disciplined Core Fund
Columbia Disciplined Growth Fund
Columbia Disciplined Value Fund
Columbia Floating Rate Fund
Columbia Global Opportunities Fund
Columbia Government Money Market Fund
Columbia Income Opportunities Fund
Columbia Limited Duration Credit Fund
Columbia Minnesota Tax-Exempt Fund
Columbia Strategic Municipal Fund	Annual Report

Trust, Fund Name and Fiscal Year End:	Shareholder Report:
August 31
Columbia Funds Series Trust I
Columbia Balanced Fund
Columbia Contrarian Core Fund
Columbia Emerging Markets Fund
Columbia Global Technology Growth Fund
Columbia Greater China Fund
Columbia International Dividend Income Fund
Columbia Select Mid Cap Growth Fund
Columbia Small Cap Growth Fund
Columbia Strategic Income Fund
Multi-Manager Alternative Strategies Fund
Multi-Manager International Equity Strategies Fund
Multi-Manager Small Cap Equity Strategies Fund
Multi-Manager Total Return Bond Fund
Multisector Bond SMA Completion Portfolio
Overseas SMA Completion Portfolio	Annual Report
Columbia Funds Series Trust II Columbia Emerging Markets Bond Fund	Annual Report
October 31
Columbia Funds Series Trust I
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Intermediate Duration Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Strategic California Municipal Income Fund
Columbia Strategic New York Municipal Income Fund	Annual Report
Columbia Funds Series Trust II Columbia Select Global Equity Fund Columbia Seligman Global Technology Fund	Annual Report
December 31
Columbia Funds Series Trust I Columbia Real Estate Equity Fund	Annual Report

Statement of Additional Information – August 1, 2023	1

SAI PRIMER
The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, as supplemented from time to time, can be found online at columbiathreadneedleus.com and/or by accessing the SEC’s website at www.sec.gov.
For purposes of any electronic version of this SAI, all references to websites or universal resource locators (URLs) are intended to be inactive and are not meant to incorporate the contents of any such website or URL into this SAI, with the exception of the most recent annual report for each Fund, as noted on the front cover of this SAI.
The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of help or interest to some investors. Among other things, the SAI provides information about:
■	the organization of each Trust (of which the Funds are series);
■	the Funds’ investments;
■	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;
■	the governance of the Funds;
■	the Funds’ brokerage practices;
■	the share classes offered by the Funds;
■	the purchase, redemption and pricing of Fund shares; and
■	the application of U.S. federal income tax laws.
If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.
Throughout this SAI, the term “financial intermediary” may refer, generally, to one or more of the selling agents and/or servicing agents that are authorized to sell and/or service shares of the Funds, which may include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries.
Each Fund typically updates its registration statement approximately four months after the end of its fiscal year, although in certain circumstances a Fund may update its registration statement sooner. Some of the information in this SAI is reported for a Fund as of the end of the Fund’s last fiscal year (or period) or during the Fund’s last fiscal year (or period). This is a reference to the fiscal year (or period) ending prior to the Fund’s last annual update, which may be fifteen months or more prior to the date of the SAI. See About the Trusts for each Fund’s fiscal year end and most recent prospectus date (i.e., the date of the Fund’s last annual update).
Before reading the SAI, you should consult the prospectus for the Fund as well as the Glossary below, which defines certain of the terms used in the SAI. Terms not defined in the Glossary below generally have the same meaning as otherwise ascribed in a Fund’s prospectus.
Glossary
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Adaptive Retirement Funds	The Funds within the Columbia Funds Complex that include “Adaptive Retirement” within the fund name.
Allspring	Allspring Global Investments, LLC
AlphaSimplex	AlphaSimplex Group, LLC
Ameriprise Financial	Ameriprise Financial, Inc.
AQR	AQR Capital Management, LLC
Arrowstreet	Arrowstreet Capital, Limited Partnership
Baillie Gifford	Baillie Gifford Overseas Limited
Bank of America	Bank of America Corporation
Board	A Trust’s Board of Trustees
Statement of Additional Information – August 1, 2023	2

Boston Partners	Boston Partners Global Investors, Inc.
Business Day	Any day on which the NYSE is open for business. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund's NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Capital Allocation Portfolios	Collectively, Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio
Causeway	Causeway Capital Management LLC
CEA	Commodity Exchange Act
CFST	Columbia Funds Series Trust
CFST I	Columbia Funds Series Trust I
CFST II	Columbia Funds Series Trust II
CFTC	The United States Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Codes of Ethics	The codes of ethics adopted by the Funds, Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. and/or any sub-adviser, as applicable, pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds or Columbia Funds Complex	The fund complex, including the Funds, that is comprised of the registered investment companies, including traditional mutual funds, closed-end funds, and ETFs, advised by the Investment Manager or its affiliates
Columbia Management	Columbia Management Investment Advisers, LLC
Columbia Threadneedle Investments	The global brand name of the Columbia and Threadneedle group of companies
Conestoga	Conestoga Capital Advisors, LLC
Crabel	Crabel Capital Management, LLC
Custodian	JPMorgan Chase Bank, N.A.
DBRS	DBRS Morningstar
DFA	Dimensional Fund Advisors LP
Diamond Hill	Diamond Hill Capital Management, Inc.
Distribution Agreement	The Distribution Agreement between a Trust, on behalf of its Funds, and the Distributor
Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares
Distributor	Columbia Management Investment Distributors, Inc.
FDIC	Federal Deposit Insurance Corporation
FHLMC	The Federal Home Loan Mortgage Corporation
Fitch	Fitch Ratings, Inc.
FNMA	Federal National Mortgage Association
Statement of Additional Information – August 1, 2023	3

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI
GICS	The Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. (MSCI®) and S&P Global Market Intelligence Inc. (S&P Global Market Intelligence). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by the Investment Manager. Neither GICS, MSCI, nor S&P Global Market Intelligence are affiliated with the Funds, the Investment Manager or any Columbia entity.
GNMA	Government National Mortgage Association
Hotchkis & Wiley	Hotchkis & Wiley Capital Management, LLC
Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds
Interested Trustee	A Trustee of the Board who is currently deemed to be an “interested person” (as defined in the 1940 Act) of the Funds
Investment Manager	Columbia Management Investment Advisers, LLC
IRS	United States Internal Revenue Service
Jacobs Levy	Jacobs Levy Equity Management, Inc.
JPMIM	J.P. Morgan Investment Management Inc.
JPMorgan	JPMorgan Chase Bank, N.A., the Funds’ custodian
KBRA	Kroll Bond Rating Agency
LIBOR	London Inter-bank Offered Rate*
Loomis Sayles	Loomis, Sayles & Company, L.P.
Los Angeles Capital	Los Angeles Capital Management LLC
Management Agreement	The Management Agreements, as amended, if applicable, between a Trust, on behalf of the Funds, and the Investment Manager
Manulife	Manulife Investment Management (US) LLC
Moody’s	Moody’s Investors Service, Inc.
Multi-Manager Strategies Funds	Multi-Manager Alternative Strategies Fund, Multi-Manager Directional Alternative Strategies Fund, Multi-Manager Growth Strategies Fund, Multi-Manager International Equity Strategies Fund, Multi-Manager Small Cap Equity Strategies Fund, Multi-Manager Total Return Bond Strategies Fund and Multi-Manager Value Strategies Fund. Shares of the Multi-Manager Strategies Funds are offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates.
NASDAQ	National Association of Securities Dealers Automated Quotations system
NAV	Net asset value per share of a Fund
NRSRO	Nationally recognized statistical ratings organization (such as, for example, Moody’s, Fitch or S&P)
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
PGIM	PGIM, Inc., the asset management arm of Prudential Financial, Inc.
PGIM Quantitative Solutions	PGIM Quantitative Solutions LLC (formerly, QMA LLC)
PwC	PricewaterhouseCoopers LLP
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
RIC	A “regulated investment company,” as such term is used in the Code
S&P	S&P Global Ratings, a division of S&P Global Inc. (“Standard & Poor’s” and “S&P” are trademarks of S&P Global Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by S&P Global Ratings and S&P Global Ratings makes no representation regarding the advisability of investing in the Columbia Funds.)
Statement of Additional Information – August 1, 2023	4

SAI	This Statement of Additional Information, as amended and supplemented from time-to-time
SEC	United States Securities and Exchange Commission
Shares	Shares of a Fund
SOFR	Secured Overnight Financing Rate
Solution Series Funds	Columbia Solutions Aggressive Portfolio, Columbia Solutions Conservative Portfolio, Multisector Bond SMA Completion Portfolio and Overseas SMA Completion Portfolio
Subadvisory Agreement	The Subadvisory Agreement among a Trust on behalf of the Fund(s), the Investment Manager and a Fund’s investment subadviser(s), as the context may require
Subsidiary	One or more wholly-owned subsidiaries of a Fund
TCW	TCW Investment Management Company LLC
Threadneedle	Threadneedle International Limited
Transfer Agency Agreement	The Transfer and Dividend Disbursing Agent Agreement between a Trust, on behalf of its Funds, and the Transfer Agent
Transfer Agent	Columbia Management Investment Services Corp.
Trustee(s)	One or more members of the Board
Trusts	CFST, CFST I and CFST II, which are the registered investment companies in the Columbia Funds Complex to which this SAI relates
Voya	Voya Investment Management Co. LLC
Water Island	Water Island Capital, LLC
*	Please see “LIBOR Replacement Risk” in the Information Regarding Risks section for more information about the phaseout of LIBOR and related reference rates.
Throughout this SAI, the Funds are referred to as follows:
Fund Name:	Referred to as:
Columbia Adaptive Retirement 2020 Fund	Adaptive Retirement 2020 Fund
Columbia Adaptive Retirement 2025 Fund	Adaptive Retirement 2025 Fund
Columbia Adaptive Retirement 2030 Fund	Adaptive Retirement 2030 Fund
Columbia Adaptive Retirement 2035 Fund	Adaptive Retirement 2035 Fund
Columbia Adaptive Retirement 2040 Fund	Adaptive Retirement 2040 Fund
Columbia Adaptive Retirement 2045 Fund	Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund	Adaptive Retirement 2050 Fund
Columbia Adaptive Retirement 2055 Fund	Adaptive Retirement 2055 Fund
Columbia Adaptive Retirement 2060 Fund	Adaptive Retirement 2060 Fund
Columbia Adaptive Risk Allocation Fund	Adaptive Risk Allocation Fund
Columbia Balanced Fund	Balanced Fund
Columbia Bond Fund	Bond Fund
Columbia California Intermediate Municipal Bond Fund	CA Intermediate Municipal Bond Fund
Columbia Capital Allocation Aggressive Portfolio	Capital Allocation Aggressive Portfolio
Columbia Capital Allocation Conservative Portfolio	Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Aggressive Portfolio	Capital Allocation Moderate Aggressive Portfolio
Columbia Capital Allocation Moderate Conservative Portfolio	Capital Allocation Moderate Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio	Capital Allocation Moderate Portfolio
Columbia Connecticut Intermediate Municipal Bond Fund	CT Intermediate Municipal Bond Fund
Columbia Contrarian Core Fund	Contrarian Core Fund
Columbia Commodity Strategy Fund	Commodity Strategy Fund
Statement of Additional Information – August 1, 2023	5

Fund Name:	Referred to as:
Columbia Convertible Securities Fund	Convertible Securities Fund
Columbia Corporate Income Fund	Corporate Income Fund
Columbia Disciplined Core Fund	Disciplined Core Fund
Columbia Disciplined Growth Fund	Disciplined Growth Fund
Columbia Disciplined Value Fund	Disciplined Value Fund
Columbia Dividend Income Fund	Dividend Income Fund
Columbia Dividend Opportunity Fund	Dividend Opportunity Fund
Columbia Emerging Markets Fund	Emerging Markets Fund
Columbia Emerging Markets Bond Fund	Emerging Markets Bond Fund
Columbia Flexible Capital Income Fund	Flexible Capital Income Fund
Columbia Floating Rate Fund	Floating Rate Fund
Columbia Global Opportunities Fund	Global Opportunities Fund
Columbia Global Technology Growth Fund	Global Technology Growth Fund
Columbia Global Value Fund	Global Value Fund
Columbia Government Money Market Fund	Government Money Market Fund
Columbia Greater China Fund	Greater China Fund
Columbia High Yield Bond Fund	High Yield Bond Fund
Columbia High Yield Municipal Fund	High Yield Municipal Fund
Columbia Income Builder Fund	Income Builder Fund
Columbia Income Opportunities Fund	Income Opportunities Fund
Columbia Intermediate Duration Municipal Bond Fund	Intermediate Duration Municipal Bond Fund
Columbia International Dividend Income Fund	International Dividend Income Fund
Columbia Large Cap Enhanced Core Fund	Large Cap Enhanced Core Fund
Columbia Large Cap Growth Fund	Large Cap Growth Fund
Columbia Large Cap Growth Opportunity Fund	Large Cap Growth Opportunity Fund
Columbia Large Cap Index Fund	Large Cap Index Fund
Columbia Large Cap Value Fund	Large Cap Value Fund
Columbia Limited Duration Credit Fund	Limited Duration Credit Fund
Columbia Massachusetts Intermediate Municipal Bond Fund	MA Intermediate Municipal Bond Fund
Columbia Mid Cap Index Fund	Mid Cap Index Fund
Columbia Minnesota Tax-Exempt Fund	MN Tax-Exempt Fund
Columbia Mortgage Opportunities Fund	Mortgage Opportunities Fund
Columbia Multi Strategy Alternatives Fund	Multi Strategy Alternatives Fund
Columbia New York Intermediate Municipal Bond Fund	NY Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund	OR Intermediate Municipal Bond Fund
Columbia Overseas Core Fund	Overseas Core Fund
Columbia Overseas Value Fund	Overseas Value Fund
Columbia Quality Income Fund	Quality Income Fund
Columbia Real Estate Equity Fund	Real Estate Equity Fund
Columbia Select Global Equity Fund	Select Global Equity Fund
Columbia Select Large Cap Equity Fund	Select Large Cap Equity Fund
Columbia Select Large Cap Growth Fund	Select Large Cap Growth Fund
Columbia Select Large Cap Value Fund	Select Large Cap Value Fund
Columbia Select Mid Cap Growth Fund	Select Mid Cap Growth Fund
Statement of Additional Information – August 1, 2023	6

Fund Name:	Referred to as:
Columbia Select Mid Cap Value Fund	Select Mid Cap Value Fund
Columbia Select Small Cap Value Fund	Select Small Cap Value Fund
Columbia Seligman Global Technology Fund	Seligman Global Technology Fund
Columbia Seligman Technology and Information Fund	Seligman Technology and Information Fund
Columbia Short Duration Municipal Bond Fund	Short Duration Municipal Bond Fund
Columbia Short Term Bond Fund	Short Term Bond Fund
Columbia Small Cap Growth Fund	Small Cap Growth Fund
Columbia Small Cap Index Fund	Small Cap Index Fund
Columbia Small Cap Value Fund I	Small Cap Value Fund I
Columbia Small Cap Value Fund II	Small Cap Value Fund II
Columbia Solutions Aggressive Portfolio	Solutions Aggressive Portfolio
Columbia Solutions Conservative Portfolio	Solutions Conservative Portfolio
Columbia Strategic California Municipal Income Fund	Strategic CA Municipal Income Fund
Columbia Strategic Income Fund	Strategic Income Fund
Columbia Strategic Municipal Income Fund	Strategic Municipal Income Fund
Columbia Strategic New York Municipal Income Fund	Strategic NY Municipal Income Fund
Columbia Tax-Exempt Fund	Tax-Exempt Fund
Columbia Total Return Bond Fund	Total Return Bond Fund
Columbia U.S. Social Bond Fund	U.S. Social Bond Fund
Columbia U.S. Treasury Index Fund	U.S. Treasury Index Fund
Columbia Ultra Short Term Bond Fund	Ultra Short Term Bond Fund
Multi-Manager Alternative Strategies Fund	MM Alternative Strategies Fund
Multi-Manager Directional Alternative Strategies Fund	MM Directional Alternative Strategies Fund
Multi-Manager Growth Strategies Fund	MM Growth Strategies Fund
Multi-Manager International Equity Strategies Fund	MM International Equity Strategies Fund
Multi-Manager Small Cap Equity Strategies Fund	MM Small Cap Equity Strategies Fund
Multi-Manager Total Return Bond Fund	MM Total Return Bond Strategies Fund
Multi-Manager Value Strategies Fund	MM Value Strategies Fund
Multisector Bond SMA Completion Portfolio	Multisector Bond SMA Completion Portfolio
Overseas SMA Completion Portfolio	Overseas SMA Completion Portfolio
Statement of Additional Information – August 1, 2023	7

ABOUT THE Trusts
The Trusts are open-end management investment companies registered with the SEC under the 1940 Act with an address at 290 Congress Street, Boston, MA 02210.
CFST was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, CFST changed its name from Nations Funds Trust to Columbia Funds Series Trust. CFST I was organized as a Massachusetts business trust on October 6, 1987. On October 13, 2003, CFST I changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX. On September 19, 2005, CFST I changed its name from Columbia Funds Trust IX to its current name. CFST II was organized as a Massachusetts business trust on January 27, 2006. On March 7, 2011, CFST II changed its name from RiverSource Series Trust to Columbia Funds Series Trust II and prior to September 11, 2007 was known as RiverSource Retirement Series Trust. The offering of Fund shares is registered under the 1933 Act.
Fund	Fiscal Year End	Prospectus Date	Date Began Operations*	Diversified**	Fund Investment Category***
Adaptive Retirement 2020 Fund	March 31	8/1/2023	10/24/2017	Yes	Fund-of-funds – alternative
Adaptive Retirement 2025 Fund	March 31	8/1/2023	4/4/2018	Yes	Fund-of-funds – alternative
Adaptive Retirement 2030 Fund	March 31	8/1/2023	10/24/2017	Yes	Fund-of-funds – alternative
Adaptive Retirement 2035 Fund	March 31	8/1/2023	4/4/2018	Yes	Fund-of-funds – alternative
Adaptive Retirement 2040 Fund	March 31	8/1/2023	10/24/2017	Yes	Fund-of-funds – alternative
Adaptive Retirement 2045 Fund	March 31	8/1/2023	4/4/2018	Yes	Fund-of-funds – alternative
Adaptive Retirement 2050 Fund	March 31	8/1/2023	10/24/2017	Yes	Fund-of-funds – alternative
Adaptive Retirement 2055 Fund	March 31	8/1/2023	4/4/2018	Yes	Fund-of-funds – alternative
Adaptive Retirement 2060 Fund	March 31	8/1/2023	10/24/2017	Yes	Fund-of-funds – alternative
Adaptive Risk Allocation Fund	May 31	10/1/2022	6/19/2012	Yes	Alternative
Balanced Fund	August 31	1/1/2023	10/1/1991	Yes	Equity/Taxable fixed income
Bond Fund	April 30	9/1/2022	1/9/1986	Yes	Taxable fixed income
CA Intermediate Municipal Bond Fund	April 30	9/1/2022	8/19/2002	Yes	Tax-exempt fixed income
Capital Allocation Aggressive Portfolio	January 31	6/1/2023	3/4/2004	Yes	Fund-of-funds – equity
Capital Allocation Conservative Portfolio	January 31	6/1/2023	3/4/2004	Yes	Fund-of-funds – fixed income
Capital Allocation Moderate Aggressive Portfolio	January 31	6/1/2023	10/15/1996	Yes	Fund-of-funds – equity
Capital Allocation Moderate Conservative Portfolio	January 31	6/1/2023	10/15/1996	Yes	Fund-of-funds – fixed income
Capital Allocation Moderate Portfolio	January 31	6/1/2023	3/4/2004	Yes	Fund-of-funds – equity
Commodity Strategy Fund	May 31	10/1/2022	7/28/2011	Yes	Equity
Contrarian Core Fund	August 31	1/1/2023	12/14/1992	Yes	Equity
Convertible Securities Fund	February 28/29	7/1/2023	9/25/1987	Yes	Equity
Corporate Income Fund	April 30	9/1/2022	3/5/1986	Yes	Taxable fixed income
CT Intermediate Municipal Bond Fund	October 31	3/1/2023	8/1/1994	No	Tax-exempt fixed income
Disciplined Core Fund	July 31	12/1/2022	4/24/2003	Yes	Equity
Disciplined Growth Fund	July 31	12/1/2022	5/17/2007	Yes	Equity
Disciplined Value Fund	July 31	12/1/2022	8/1/2008	Yes	Equity
Dividend Income Fund	May 31	10/1/2022	3/4/1998	Yes	Equity
Dividend Opportunity Fund	May 31	10/1/2022	8/1/1988	Yes	Equity
Emerging Markets Fund	August 31	1/1/2023	1/2/1998	Yes	Equity
Statement of Additional Information – August 1, 2023	8

Fund	Fiscal Year End	Prospectus Date	Date Began Operations*	Diversified**	Fund Investment Category***
Emerging Markets Bond Fund	August 31	1/1/2023	2/16/2006	No	Taxable fixed income
Flexible Capital Income Fund	May 31	10/1/2022	7/28/2011	Yes	Flexible
Floating Rate Fund	July 31	12/1/2022	2/16/2006	Yes	Taxable fixed income
Global Opportunities Fund	July 31	12/1/2022	1/28/1985	Yes	Flexible
Global Technology Growth Fund	August 31	1/1/2023	11/9/2000	Yes	Equity
Global Value Fund	February 28/29	7/1/2023	5/14/1984	Yes	Equity
Government Money Market Fund	July 31	12/1/2022	10/6/1975	Yes	Taxable money market
Greater China Fund	August 31	1/1/2023	5/16/1997	No	Equity
High Yield Bond Fund	May 31	10/1/2022	12/8/1983	Yes	Taxable fixed income
High Yield Municipal Fund	May 31	10/1/2022	3/5/1984	Yes	Tax-exempt fixed income
Income Builder Fund	January 31	6/1/2023	2/16/2006	Yes	Fund-of-funds – fixed income
Income Opportunities Fund	July 31	12/1/2022	6/19/2003	Yes	Taxable fixed income
Intermediate Duration Municipal Bond Fund	October 31	3/1/2023	6/14/1993	Yes	Tax-exempt fixed income
International Dividend Income Fund	August 31	1/1/2023	11/9/2000	Yes	Equity
Large Cap Enhanced Core Fund	February 28/29	7/1/2023	7/31/1996	Yes	Equity
Large Cap Growth Fund	July 31	12/1/2022	12/14/1990	Yes	Equity
Large Cap Growth Opportunity Fund	February 28/29	7/1/2023	12/31/1997	Yes	Equity
Large Cap Index Fund	February 28/29	7/1/2023	12/15/1993	Yes	Equity
Large Cap Value Fund	May 31	10/1/2022	10/15/1990	Yes	Equity
Limited Duration Credit Fund	July 31	12/1/2022	6/19/2003	Yes	Taxable fixed income
MA Intermediate Municipal Bond Fund	October 31	3/1/2023	6/14/1993	No	Tax-exempt fixed income
Mid Cap Index Fund	February 28/29	7/1/2023	3/31/2000	Yes	Equity
MM Alternative Strategies Fund	August 31	1/1/2023	4/23/2012	Yes	Alternative
MM Directional Alternative Strategies Fund	April 30	9/1/2022	10/17/2016	Yes	Alternative
MM Growth Strategies Fund	March 31	8/1/2023	4/20/2012	Yes	Equity
MM International Equity Strategies Fund	August 31	1/1/2023	5/17/2018	Yes	Equity
MM Small Cap Equity Strategies Fund	August 31	1/1/2023	4/20/2012	Yes	Equity
MM Total Return Bond Strategies Fund	August 31	1/1/2023	4/20/2012	Yes	Taxable fixed income
MM Value Strategies Fund	May 31	10/1/2022	4/20/2012	Yes	Equity
MN Tax-Exempt Fund	July 31	12/1/2022	8/18/1986	No	Tax-exempt fixed income
Mortgage Opportunities Fund	May 31	10/1/2022	4/30/2014	Yes	Taxable fixed income
Multisector Bond SMA Completion Portfolio	August 31	1/1/2023	10/29/2019	No	Taxable fixed income
Multi Strategy Alternatives Fund	May 31	10/1/2022	1/28/2015	Yes	Alternative
NY Intermediate Municipal Bond Fund	October 31	3/1/2023	12/31/1991	No	Tax-exempt fixed income
OR Intermediate Municipal Bond Fund	July 31	12/1/2022	7/2/1984	Yes	Tax-exempt fixed income
Statement of Additional Information – August 1, 2023	9

Fund	Fiscal Year End	Prospectus Date	Date Began Operations*	Diversified**	Fund Investment Category***
Overseas Core Fund	February 28/29	7/1/2023	3/5/2018	Yes	Equity
Overseas SMA Completion Portfolio	August 31	1/1/2023	9/12/2019	No	Equity
Overseas Value Fund	February 28/29	7/1/2023	3/31/2008	Yes	Equity
Quality Income Fund	May 31	10/1/2022	2/14/2002	Yes	Taxable fixed income
Real Estate Equity Fund	December 31	4/27/2023	4/1/1994	No	Equity
Select Global Equity Fund	October 31	3/1/2023	5/29/1990	Yes	Equity
Select Large Cap Equity Fund	February 28/29	7/1/2023	10/2/1998	Yes	Equity
Select Large Cap Growth Fund	March 31	8/1/2023	10/1/1997	Yes	Equity
Select Large Cap Value Fund	May 31	10/1/2022	4/25/1997	Yes	Equity
Select Mid Cap Growth Fund	August 31	1/1/2023	11/20/1985	Yes	Equity
Select Mid Cap Value Fund	February 28/29	7/1/2023	11/20/2001	Yes	Equity
Select Small Cap Value Fund	May 31	10/1/2022	4/25/1997	Yes	Equity
Seligman Global Technology Fund	October 31	3/1/2023	5/23/1994	No	Equity
Seligman Technology and Information Fund	May 31	10/1/2022	6/23/1983	No	Equity
Short Duration Municipal Bond Fund	April 30	9/1/2022	10/7/1993	Yes	Tax-exempt fixed income
Short Term Bond Fund	March 31	8/1/2023	9/30/1992	Yes	Taxable fixed income
Small Cap Growth Fund	August 31	1/1/2023	10/1/1996	Yes	Equity
Small Cap Index Fund	February 28/29	7/1/2023	10/15/1996	Yes	Equity
Small Cap Value Fund I	April 30	9/1/2022	7/25/1986	Yes	Equity
Small Cap Value Fund II	February 28/29	7/1/2023	5/1/2002	Yes	Equity
Solutions Aggressive Portfolio	March 31	8/1/2023	10/24/2017	Yes	Alternative
Solutions Conservative Portfolio	March 31	8/1/2023	10/24/2017	Yes	Alternative
Strategic CA Municipal Income Fund	October 31	3/1/2023	6/16/1986	Yes	Tax-exempt fixed income
Strategic Income Fund	August 31	1/1/2023	4/21/1977	Yes	Taxable fixed income
Strategic Municipal Income Fund	July 31	12/1/2022	11/24/1976	Yes	Tax-exempt fixed income
Strategic NY Municipal Income Fund	October 31	3/1/2023	9/26/1986	No	Tax-exempt fixed income
Tax-Exempt Fund	July 31	12/1/2022	11/21/1978	Yes	Tax-exempt fixed income
Total Return Bond Fund	April 30	9/1/2022	12/5/1978	Yes	Taxable fixed income
U.S. Social Bond Fund	July 31	12/1/2022	3/26/2015	Yes	Tax-exempt fixed income
U.S. Treasury Index Fund	April 30	9/1/2022	6/4/1991	Yes	Taxable fixed income
Ultra Short Term Bond Fund	July 31	12/1/2022	3/8/2004	Yes	Taxable fixed income
*	Certain Funds reorganized into series of a Trust. The date of operations for these Funds represents the date on which the predecessor funds began operations.
**	A “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, a “non-diversified” Fund’s value will likely be more volatile than the value of a more diversified fund.
***	The Fund Investment Category is used as a convenient way to describe Funds in this SAI and should not be deemed a description of the Fund’s principal investment strategies, which are described in the Fund’s prospectus.
Statement of Additional Information – August 1, 2023	10

Name Changes. The table below identifies the Funds whose names have changed in the past five years, the effective date of the name change and the former name.
Fund	Effective Date of Name Change	Previous Fund Name
CA Intermediate Municipal Bond Fund	May 14, 2019	Columbia AMT-Free California Intermediate Muni Bond Fund
CT Intermediate Municipal Bond Fund	May 14, 2019	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Global Value Fund	June 9, 2021	Columbia Global Equity Value Fund
Intermediate Duration Municipal Bond Fund	September 1, 2022 May 14, 2019	Columbia Intermediate Municipal Bond Fund Columbia AMT-Free Intermediate Muni Bond Fund
International Dividend Income Fund	September 2, 2020	Columbia Global Dividend Opportunity Fund
Large Cap Growth Opportunity Fund	January 10, 2020	Large Cap Growth Fund III
MA Intermediate Municipal Bond Fund	May 14, 2019	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Multi Strategy Alternatives Fund	August 1, 2019	Columbia Alternative Beta Fund
NY Intermediate Municipal Bond Fund	May 14, 2019	Columbia AMT-Free New York Intermediate Muni Bond Fund
OR Intermediate Municipal Bond Fund	May 14, 2019	Columbia AMT-Free Oregon Intermediate Muni Bond Fund
Select Large Cap Value Fund	October 1, 2018	Columbia Select Large-Cap Value Fund
Select Mid Cap Growth Fund	March 1, 2022	Columbia Mid Cap Growth Fund
Select Small Cap Value Fund	October 1, 2018	Columbia Select Smaller-Cap Value Fund
Seligman Technology and Information Fund	June 9, 2021	Columbia Seligman Communications and Information Fund
Short Duration Municipal Bond Fund	September 1, 2022	Columbia Short Term Municipal Bond Fund
Small Cap Growth Fund	June 9, 2021	Columbia Small Cap Growth Fund I
Ultra Short Term Bond Fund	December 1, 2018	CMG Ultra Short Term Bond Fund
Statement of Additional Information – August 1, 2023	11

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES
The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed only with Board approval and does not require shareholder approval.
Unless otherwise noted in a Fund’s prospectus or this SAI, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset (Time of Purchase Standard). Thus, a Fund may continue to hold a security, even though it causes the Fund to exceed a percentage limitation or not meet a standard, because of post-acquisition changes, including fluctuation in the value of the Fund’s assets.
In adhering to the fundamental and non-fundamental investment restrictions and policies applicable to each of Commodity Strategy Fund, MM Alternative Strategies Fund and Multi Strategy Alternatives Fund, each such Fund will, to the extent possible, treat any assets of its Subsidiary generally as if the assets were held directly by the Fund.
Notwithstanding the policies set forth in this SAI for Government Money Market Fund, the Fund will comply with the applicable provisions of Rule 2a-7 under the 1940 Act (Rule 2a-7).
Fundamental Policies
The table below shows Fund-specific policies that may be changed only with a “vote of a majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The table indicates whether or not a fund has a policy on a particular topic. A dash indicates that the Fund does not have a Fundamental policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.
Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Concentrate in any one industry	E Invest 80%	F Act as an underwriter	G Lending	H Borrow money	I Issue senior securities	J Buy on margin/ sell short
Adaptive Retirement 2020 Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Adaptive Retirement 2025 Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Adaptive Retirement 2030 Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Adaptive Retirement 2035 Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Adaptive Retirement 2040 Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Adaptive Retirement 2045 Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Adaptive Retirement 2050 Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Adaptive Retirement 2055 Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Adaptive Retirement 2060 Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Adaptive Risk Allocation Fund	A7	B10	C6	D15	—	F6	G4	H3	I6	—
Balanced Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Bond Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
CA Intermediate Municipal Bond Fund	A4	B5	C2	D6	E3	F3	G3	H2	I3	—
Capital Allocation Aggressive Portfolio	A1	B1	C5	D2	—	F1	G1	H1	I1	—
Capital Allocation Conservative Portfolio	A1	B1	C5	D2	—	F1	G1	H1	I1	—
Capital Allocation Moderate Aggressive Portfolio	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Capital Allocation Moderate Conservative Portfolio	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Capital Allocation Moderate Portfolio	A1	B1	C5	D2	—	F1	G1	H1	I1	—
Commodity Strategy Fund	A1	B8	C5	D5	—	F1	G1	H1	I1	—
Contrarian Core Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Statement of Additional Information – August 1, 2023	12

Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Concentrate in any one industry	E Invest 80%	F Act as an underwriter	G Lending	H Borrow money	I Issue senior securities	J Buy on margin/ sell short
Convertible Securities Fund	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Corporate Income Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
CT Intermediate Municipal Bond Fund	A7	B10	—	D15	E6	F6	G4	H3	I6	—
Disciplined Core Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Disciplined Growth Fund	A1	B2	C1	D1	—	F1	G1	H1	I1	—
Disciplined Value Fund	A1	B2	C5	D1	—	F1	G1	H1	I1	—
Dividend Income Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Dividend Opportunity Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Emerging Markets Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Emerging Markets Bond Fund	A1	B3	—	D3	—	F1	G1	H1	I1	—
Flexible Capital Income Fund	A1	B8	C5	D5	—	F1	G1	H1	I1	—
Floating Rate Fund	A1	B3	C1	D4	—	F1	G1	H1	I1	—
Global Opportunities Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Global Technology Growth Fund	A7	B10	C6	D8	E13	F6	G4	H3	I6	—
Global Value Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Government Money Market Fund	A2	A2	C1	D13	—	F1	G1	H1	I1	J1
Greater China Fund	A7	B10	C8	D15	—	F6	G4	H3	I6	—
High Yield Bond Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
High Yield Municipal Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Income Builder Fund	A1	B3	C5	D2	—	F1	G1	H1	I1	—
Income Opportunities Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Intermediate Duration Municipal Bond Fund	A7	B10	C7	D15	E7	F6	G4	H3	I6	—
International Dividend Income Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Large Cap Enhanced Core Fund	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Large Cap Growth Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Large Cap Growth Opportunity Fund	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Large Cap Index Fund	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Large Cap Value Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Limited Duration Credit Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
MA Intermediate Municipal Bond Fund	A7	B10	—	D15	E8	F6	G4	H3	I6	—
Mid Cap Index Fund	A4	B5	C2	D6	—	F3	G3	H2	I3	—
MM Alternative Strategies Fund	A7	B11	C6	D15	—	F6	G4	H3	I6	—
MM Directional Alternative Strategies Fund	A6	B9	C6	D14	—	F5	G5	H4	I1	—
MM Growth Strategies Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
MM International Equity Strategies Fund	A6	B9	C5	D14	—	F5	G5	H4	I1	—
MM Small Cap Equity Strategies Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
MM Total Return Bond Strategies Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
MM Value Strategies Fund	A1	B7	C5	D12	—	F1	G1	H1	I1	—
MN Tax-Exempt Fund	A1	B1	—	D7	E1	F1	G1	H1	I1	—
Mortgage Opportunities Fund	A1	B1	C6	D11	—	F1	G1	H1	I1	—
Multisector Bond SMA Completion Portfolio	A6	B9	—	D14	—	F5	G5	H4	I1	—
Multi Strategy Alternatives Fund	A6	B9	C6	D17	—	F5	G6	H5	I5	—
Statement of Additional Information – August 1, 2023	13

Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Concentrate in any one industry	E Invest 80%	F Act as an underwriter	G Lending	H Borrow money	I Issue senior securities	J Buy on margin/ sell short
NY Intermediate Municipal Bond Fund	A7	B10	—	D15	E9	F6	G4	H3	I6	—
OR Intermediate Municipal Bond Fund	A7	B10	C3	D15	E10	F6	G4	H3	I6	—
Overseas Core Fund	A6	B9	C5	D14	—	F5	G5	H4	I1	—
Overseas SMA Completion Portfolio	A6	B9	—	D14	—	F5	G5	H4	I1	—
Overseas Value Fund	A5	B6	C4	D12	—	F4	G4	H3	I4	—
Quality Income Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Real Estate Equity Fund	A7	B10	—	D16	E11	F6	G4	H3	I6	—
Select Global Equity Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Select Large Cap Equity Fund	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Select Large Cap Growth Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Select Large Cap Value Fund	A3	B4	C3	D10	—	F2	G2	I2	I2	J2
Select Mid Cap Growth Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Select Mid Cap Value Fund	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Select Small Cap Value Fund	A3	B4	C3	D10	—	F2	G2	I2	I2	J2
Seligman Global Technology Fund	A3	B4	—	D8	—	F2	G2	I2	I2	J2
Seligman Technology and Information Fund	A3	B4	—	D9	—	F2	G2	I2	I2	J2
Short Duration Municipal Bond Fund	A4	B5	C2	D6	E4	F3	G3	H2	I3	—
Short Term Bond Fund	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Small Cap Growth Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Small Cap Index Fund	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Small Cap Value Fund I	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Small Cap Value Fund II	A4	B5	C2	D6	—	F3	G3	H2	I3	—
Solutions Aggressive Portfolio	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Solutions Conservative Portfolio	A6	B9	C6	D14	—	F5	G5	H4	I1	—
Strategic CA Municipal Income Fund	A7	B10	C6	D15	E5	F6	G4	H3	I6	—
Strategic Income Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Strategic Municipal Income Fund	A1	B1	C1	D7	E2	F1	G1	H1	I1	—
Strategic NY Municipal Income Fund	A7	B10	—	D15	E5	F6	G4	H3	I6	—
Tax-Exempt Fund	A7	B10	C7	D15	E12	F6	G4	H3	I6	—
Total Return Bond Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
U.S. Social Bond Fund	A6	B12	C6	D17	—	F5	G6	H5	I5	—
U.S. Treasury Index Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
Ultra Short Term Bond Fund	A7	B10	C7	D15	—	F6	G4	H3	I6	—
A.	Buy or sell real estate
A1 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
A2 –	The Fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.
A3 –	The Fund will not purchase or hold any real estate, except that a Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.
Statement of Additional Information – August 1, 2023	14

A4 –	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.
A5 –	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
A6 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.
A7 –	The Fund may not purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
B.	Buy or sell physical commodities*
B1 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts (and, in the case of Mortgage Opportunities Fund, swaps) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
B2 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
B3 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
B4 –	The Fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.
B5 –	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
B6 –	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
B7 –	The Fund will not buy or sell commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from transacting in derivative instruments relating to commodities, including but not limited to, buying or selling options, swap contracts or futures contracts, or from investing in securities or other instruments backed by, or whose value is derived from, commodities.
B8 –	The Fund will not buy or sell physical commodities, except that the Fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or commodities contracts or which invest in such programs, and the Fund may, without limitation by this restriction, purchase and sell options, forward contracts, commodities futures contracts, commodity-linked notes, and options on futures contracts and enter into swap contracts and other financial transactions relating to, or that are secured by, physical commodities or commodity indices. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent Commodity Strategy Fund from
Statement of Additional Information – August 1, 2023	15

investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.
B9 –	The Fund will not purchase or sell commodities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
B10 –	The Fund may not purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
B11 –	The Fund may invest up to 25% of its total assets in one or more wholly-owned subsidiaries that may invest in commodities, thereby indirectly gaining exposure to commodities, and may, to the extent consistent with its investment objective, (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This policy does not limit foreign currency transactions including without limitation forward currency contracts.
B12 –	The Fund will not purchase or sell commodities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

*	For purposes of the fundamental investment policy on buying and selling physical commodities above, at the time of the establishment of the restriction for Funds that began investment operations before July 21, 2010, swap contracts on financial instruments or rates were not within the understanding of the term “commodities.” Notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, these Funds will not consider such instruments to be commodities for purposes of this restriction.
C.	Issuer Diversification*†
C1 –	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer. The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer.
C2 –	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund.
C3 –	The Fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.
C4 –	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.
C5 –	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
Statement of Additional Information – August 1, 2023	16

C6 –	The Fund operates as a diversified company under the 1940 Act.
C7 –	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
C8 –	The Fund may not, as a matter of fundamental policy, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 50% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

*	For purposes of applying the limitation set forth in its issuer diversification policy above, a Fund does not consider futures or swaps central counterparties, where the Fund has exposure to such central counterparties in the course of making investments in futures and securities, to be issuers.
†	For purposes of applying the limitation set forth in its issuer diversification policy, under certain circumstances, a Fund may treat an investment, if any, in a municipal bond refunded with escrowed U.S. Government securities as an investment in U.S. Government securities.
D.	Concentration*
D1 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
D2 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The Fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the Fund indirectly investing more than 25% of its assets in a particular industry. The Fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the Fund following its investment objectives by investing in the underlying funds.(a)
D3 –	While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.
D4 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.
D5 –	The Fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit, Commodity Strategy Fund’s counterparties in commodities-related transactions.
D6 –	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
D7 –	The Fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.
D8 –	The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political
Statement of Additional Information – August 1, 2023	17

subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
D9 –	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.(b)
D10 –	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
D11 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, municipality or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Fund. Consistent with the Fund’s investment objective and strategies, the Fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.
D12 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
D13 –	The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities.
D14 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
D15 –	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
D16 –	The Fund will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry.
D17 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, municipality or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies or subsidiaries to the extent permitted by the
Statement of Additional Information – August 1, 2023	18

1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Fund will consider the concentration policies of any underlying funds in which it invests when evaluating compliance with its concentration policy.

*	For purposes of applying the limitation set forth in its concentration policy above, a Fund will generally use the industry classifications provided by GICS for classification of issuers of equity securities and the classifications provided by the Bloomberg U.S. Aggregate Bond Index for classification of issues of fixed-income securities. A Fund considers the investments of any underlying funds in which it invests, and will consider the portfolio positions applying the Time of Purchase Standard, which in the case of unaffiliated underlying funds is based on portfolio information made publicly available by them. A Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry.
(a)	Capital Allocation Aggressive Portfolio considers the concentration policies of any underlying funds in which it invests and will consider the portfolio positions at the time of purchase, which in the case of unaffiliated underlying funds is based on portfolio information made publicly available by each underlying fund.
(b)	For purposes of applying the limitation set forth in its concentration policy above, applying the Global Industry Classification Standard (GICS) sector classifications, as may be amended from time to time, Seligman Technology and Information Fund invests in companies operating in the information technology and communications services sectors, which sectors may be changed without Fund shareholder approval.
E.	Invest 80%
E1 –	The Fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.
E2 –	The Fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.
E3 –	The Fund will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.
E4 –	The Fund will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax
E5 –	The Fund will, under normal circumstances, invest at least 80% of its total assets in state bonds, subject to applicable state requirements.
E6 –	Under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Connecticut individual income tax. These securities are issued by the State of Connecticut and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers (such as Guam, Puerto Rico and the U.S. Virgin Islands) and by mutual funds that invest in such securities. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but subject to Connecticut personal income tax. The Fund may comply with this 80% policy by investing in a partnership, trust or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.
E7 –	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax). These securities are issued by states and their political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers (such as Guam, Puerto Rico and the U.S. Virgin Islands) and by mutual funds that invest in such securities. The Fund may comply with this 80% policy by investing in a partnership, trust, or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.
E8 –	Under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Massachusetts individual income tax. These securities are issued by the Commonwealth of Massachusetts and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers (such as Guam, Puerto Rico and the U.S. Virgin Islands) and by mutual funds that invest in such securities. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Massachusetts personal income tax. The Fund may comply with this 80% policy by investing in a partnership, trust, or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.
Statement of Additional Information – August 1, 2023	19

E9 –	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and New York State individual income tax. These securities are issued by the State of New York and its political subdivisions, agencies, authorities and instrumentalities and by other qualified issuers (such as Guam, Puerto Rico and the U.S. Virgin Islands). Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to New York State and New York City personal income tax. The Fund may comply with this 80% policy by investing in a partnership, trust or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.
E10 –	Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities issued by the State of Oregon and its political subdivisions, agencies, authorities and instrumentalities.
E11 –	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including REITs.
E12 –	Under normal circumstances, the Fund invests at least 80% of its total assets in tax-exempt bonds.
E13 –	Under normal circumstances, the Fund invests at least 80% of net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of technology companies that may benefit from technological improvements, advancements or developments.
F.	Act as an underwriter
F1 –	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
F2 –	The Fund will not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.
F3 –	The Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.
F4 –	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.
F5 –	The Fund will not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer where the Fund later resells such securities. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.
F6 –	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.
G.	Lending
G1 –	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1⁄3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the Fund has no current intention to borrow to a material extent.
G2 –	The Fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.
Statement of Additional Information – August 1, 2023	20

G3 –	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
G4 –	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
G5 –	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
G6 –	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
H.	Borrowing*
H1 –	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1⁄3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the Fund has no current intention to borrow to a material extent.
H2 –	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
H3 –	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
H4 –	The Fund will not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
H5 –	The Fund will not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

*	For purposes of the policies described herein, this restriction shall not prevent the Funds from engaging in derivatives, short sales or other portfolio transactions that create leverage, as allowed by each Fund’s investment policies.
I.	Issue senior securities
I1 –	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
I2 –	The Fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.
I3 –	The Fund may not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
I4 –	The Fund may not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
I5 –	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
I6 –	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
J.	Buy on margin/sell short
J1 –	The Fund will not buy on margin or sell short or deal in options to buy or sell securities.
J2 –	The Fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.
In addition to the policies described above and any fundamental policy described in the prospectus:
For Government Money Market Fund, the Fund will not:
■	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.
Statement of Additional Information – August 1, 2023	21

For Seligman Global Technology Fund, Seligman Technology and Information Fund, Select Large Cap Value Fund and Select Small Cap Value Fund, the Fund will not:
■	Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund and, only in the case of Seligman Global Technology Fund, the directors and officers of the Fund’s Investment Manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.
■	Enter into repurchase agreements of more than one week’s duration if more than 10% of the Fund’s net assets would be so invested.
Non-fundamental Policies
The following non-fundamental policies may be changed by the Board at any time and may be in addition to those described in the Funds’ prospectus.
Investment in Illiquid Investments
For money market funds: No more than 5% of a money market fund’s total assets will be held in securities and other instruments that are classified as illiquid. For purposes of this policy, an illiquid security is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.
For any other fund: No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Investment in Other Investment Companies
The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Investment in Foreign Securities
For Disciplined Core Fund, Disciplined Growth Fund, Disciplined Value Fund, Dividend Opportunity Fund, Flexible Capital Income Fund, Floating Rate Fund, High Yield Bond Fund, Income Opportunities Fund, Large Cap Value Fund, Limited Duration Credit Fund, MM Small Cap Equity Strategies Fund, MM Value Strategies Fund, Select Large Cap Value Fund, Select Small Cap Value Fund, and Seligman Technology and Information Fund:
■	Up to 25% of the Fund’s net assets may be invested in foreign investments.
For Convertible Securities Fund:
■	Up to 15% of the Fund’s total assets may be invested in Eurodollar convertible securities and up to an additional 20% of its total assets in foreign securities.
For Large Cap Growth Fund, Large Cap Growth Opportunity Fund, Select Large Cap Equity Fund, Select Mid Cap Growth Fund, Select Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund I and Small Cap Value Fund II:
■	Up to 20% of the Fund’s total assets may be invested in foreign securities.
For Quality Income Fund:
■	Up to 20% of the Fund’s net assets may be invested in foreign investments.
For Bond Fund:
■	Up to 25% of the Fund’s assets may be invested in dollar-denominated debt securities issued by foreign governments, companies or other entities.
For Balanced Fund, Contrarian Core Fund and Dividend Income Fund:
■	Up to 20% of the Fund’s net assets may be invested in foreign securities.
For MM Total Return Bond Strategies Fund:
■	Up to 25% of the Fund’s net assets of may be invested in foreign investments, which may include investments in non-U.S. dollar denominated securities, as well as investments in emerging markets securities.
For Ultra Short Term Bond Fund:
■	Up to 20% of the Fund’s total assets may be invested in dollar-denominated foreign debt securities.
Statement of Additional Information – August 1, 2023	22

Invest 80%
For Large Cap Growth Opportunity Fund:
■	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities.
For Government Money Market Fund:
■	The Fund will not (subject to the succeeding sentence) purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions and, under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in government securities and/or repurchase securities that are collateralized by government securities; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If, at a future date, the Fund ceases to be a government money market fund and becomes a money market fund that may invest significantly in Rule 2a-7 eligible securities issued by non-government entities, the Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks or U.S. branches of foreign banks (subject to the applicable requirements of Rule 2a-7) and U.S. Government securities.
Selling Securities Short
For series of CFST other than Funds with a fundamental policy with respect to selling securities short:
■	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
For series of CFST I other than those Funds listed below:
■	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
For Balanced Fund, Bond Fund, Emerging Markets Fund, Global Technology Growth Fund, International Dividend Income Fund, MM Growth Strategies Fund, MM Total Return Bond Strategies Fund, OR Intermediate Municipal Bond Fund, Select Large Cap Growth Fund, Select Mid Cap Growth Fund, and Small Cap Growth Fund:
■	The Funds may not sell securities short.
For Tax-Exempt Fund:
■	The Fund may not have a short position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.
Purchasing on Margin
For Tax-Exempt Fund:
■	The Fund may not purchase securities on margin, but may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions.
Purchasing Securities of Any One Issuer
For Large Cap Growth Opportunity Fund:
■	The Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.
Additional Information About Concentration
For the Adaptive Retirement Funds:
■	The Funds have adopted a policy to not concentrate their investments in any particular industry or group of industries. However, because these Funds invest principally in underlying funds, they may indirectly concentrate in a particular industry or group of industries through investments in the underlying funds.
For MM International Equity Strategies Fund and Overseas Core Fund:
■	The Funds may indirectly concentrate in a particular industry or group of industries through investments in underlying funds.
Statement of Additional Information – August 1, 2023	23

Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule) and does not otherwise have a fundamental policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered. A Fund subject to a fundamental policy in place to comply with the Names Rule will disclose in the More Information About the Fund section of its prospectus that its 80% policy cannot be changed without shareholder approval.
To the extent that the Fund counts derivatives towards compliance with its 80% policy, such instruments will be valued based on their market value or fair value (determined in accordance with the Fund’s valuation procedures) or, when the adviser determines that the notional value of such instruments is a more appropriate measure of the Fund’s exposure to economic characteristics of investments that are consistent with the Fund’s 80% policy, at such notional value.
Summary of 1940 Act Restrictions on Certain Activities
Certain of the Fund’s fundamental and, if any, non-fundamental policies set forth above prohibit transactions “except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.” The following discussion summarizes the flexibility that the Fund currently gains from these exceptions. To the extent the 1940 Act or the rules and regulations thereunder may, in the future, be amended to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies.
Borrowing money – The 1940 Act permits a Fund to borrow up to 33 1⁄3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The exception in the fundamental policy allows the Funds to borrow money subject to these conditions. Compliance with this limitation is not measured under the Time of Purchase Standard (meaning, a Fund may not exceed these thresholds including if, after borrowing, the Fund’s net assets decrease due to market fluctuations).
Buy or sell physical commodities – The 1940 Act does not directly limit a Fund’s ability to invest directly in physical commodities. However, a Fund’s direct and indirect investments in physical commodities may be limited by the Fund’s intention to qualify as a RIC, and can limit the Fund’s ability to so qualify. One of the requirements for favorable tax treatment as a RIC under the Code is that a Fund derive at least 90 percent of its gross income from certain qualifying sources of income. Income and gains from direct commodities investments, and from certain indirect investments therein, do not constitute qualifying income for this purpose. A Fund that qualifies for an exclusion from the definition of a commodity pool under the CEA and has on file a notice of exclusion under CFTC Rule 4.5 is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”).
Investing in other investment companies – The 1940 Act, in summary, provides that a fund generally may not: (i) purchase more than 3% of the outstanding voting stock of another investment company; (ii) purchase securities issued by another investment company in an amount representing more than 5% of the investing fund’s total assets; or (iii) purchase securities issued by investment companies that in the aggregate represent more than 10% of the acquiring fund’s total assets (the Statutory Limits). Affiliated funds-of-funds (i.e., those funds that invest in other funds within the same fund family), with respect to investments in such affiliated underlying funds, are not subject to the Statutory Limits and, therefore, may generally invest in affiliated underlying funds without restriction. If shares of the Fund are purchased by an affiliated fund beyond the Statutory Limits in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other affiliated fund beyond the Statutory Limits, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. An additional exception to these limitations applies to investments in money market open-end funds. Rule 12d1-4 also permits the Funds to invest in other investment companies beyond the Statutory Limits, subject to certain conditions. In addition, under Rule 12d1-4, if shares of the Fund are purchased by another fund beyond the Statutory Limits, and the Fund purchases shares of another investment company, the Fund generally will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the Fund’s assets would be invested in other funds. In addition, an affiliated fund-of-funds’ investment in unaffiliated funds may be made only pursuant to Rule 12d1-4.
Statement of Additional Information – August 1, 2023	24

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but Rule 18f-4 provides relief from that prohibition as to certain transactions that could be considered issuances of senior securities, provided that the Fund complies with its conditions. The exception in the fundamental policy allows the Fund to operate in accordance with Rule 18f-4.
Making loans (Lending) – Under the 1940 Act, an open-end fund may loan money or property to persons who do not control and are not under common control with the Fund, except that a Fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that a Fund may not lend portfolio securities representing more than one-third of the Fund’s total value. A Fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily. The exception in the fundamental policy allows the Fund to make loans to third parties, including loans of its portfolio securities, subject to these conditions.
Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the buyer/borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Fund.
Selling securities short – A Fund may sell a security short by borrowing the security, then selling it to a third party. The Fund will eventually need to close out the short sale by buying the security and returning it, together with interest, to the party from whom the Fund borrowed the security. The SEC staff takes the position that, as described under “Issuing senior securities” above, a mutual fund must comply with the requirements of Rule 18f-4.
Statement of Additional Information – August 1, 2023	25

ABOUT FUND INVESTMENTS
Each Fund’s investment objective, principal investment strategies and related principal risks are discussed in each Fund’s prospectus. Each Fund’s prospectus identifies the types of securities in which the Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.
To the extent that a type of security identified in the table below for a Fund is not described in the Fund’s prospectus (or as a sub-category of such security type in this SAI), the Fund may invest in such security type as part of its non-principal investment strategies.
Information about individual types of securities (including certain of their associated risks) in which the Funds may invest is set forth below. Each Fund may invest in securities listed below unless prohibited by its fundamental and non-fundamental investment policies or as otherwise noted in this SAI. The information in the table below does not describe every type of investment, technique or risk to which a Fund may be exposed.
Funds-of-funds invest in a combination of underlying funds, although they may also invest directly in stocks, bonds and other securities. Funds-of-funds may invest directly or indirectly through investments in underlying funds in the securities and other instruments and may engage in the investment strategies indicated in the table below.
Certain Investment Activity Limits. The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets, industries or transactions or in individual issuers where limitations are imposed upon the aggregate amount of investment by the Funds and other accounts managed by the Investment Manager and accounts of its affiliates (collectively, affiliated investors). From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.
Temporary Defensive Positions. A Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated government money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
Other Strategic and Investment Measures. A Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposure, or in seeking to achieve indirect investment exposure, to a sector, country, region or currency where the Investment Manager (or Fund subadviser, if applicable) believes such defensive positioning is appropriate. A Fund may do so without limit and for as long a period as deemed necessary, when the Investment Manager or the Fund’s subadviser, if applicable: (i) believes that market conditions are not favorable for profitable investing or to avoid losses, (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Types of Investments
A black circle indicates that the investment strategy or type of investment is often employed by a category of Funds. Exceptions are noted following the table. See About the Trusts for fund investment categories.
Type of Investment	Alternative and Fund-of-Funds – Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income(i)	Taxable Money Market	Tax-Exempt Fixed Income
Asset-Backed Securities	•	•	•	•	•	•
Bank Obligations (Domestic and Foreign)	•	•	•	•	•	•
Collateralized Bond Obligations	•	•	•	•	•	•
Commercial Paper	•	•	•	•	•	•
Common Stock	•	•	•	•A	—	—
Statement of Additional Information – August 1, 2023	26

Type of Investment	Alternative and Fund-of-Funds – Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income(i)	Taxable Money Market	Tax-Exempt Fixed Income
Convertible Securities	•	•B	•	•C	—	•
Corporate Debt Securities	•	•	•	•	•D	•
Custody Receipts and Trust Certificates	•	•E	•	•E	•	•E
Debt Obligations	•	•	•	•	•	•
Depositary Receipts	•	•	•	•	—	—
Derivatives	•	•	•	•	—	•
Dollar Rolls	•	•F	•	•	—	•
Exchange-Traded Notes	•	•	•	•	—	•
Foreign Currency Transactions	•	•	•	•	—	•G
Foreign Securities	•	•	•	•	•	•
Guaranteed Investment Contracts (Funding Agreements)	•	•	•	•	•	•
High-Yield Securities	•	•	•	•	—	•
Illiquid Investments	•	•	•	•	•	•
Inflation Protected Securities	•	•	•	•	—	•
Initial Public Offerings	•	•	•	•	•	•
Inverse Floaters	•	•H	•	•	—	•
Investments in Other Investment Companies (Including ETFs)	•	•	•	•	•	•
Listed Private Equity Funds	•	•	•	•	—	•
Money Market Instruments	•	•	•	•	•	•
Mortgage-Backed Securities	•	•	•	•	•	•
Municipal Securities	•	•	•	•	•	•K
Participation Interests	•	•	•	•	—	•
Partnership Securities	•	•	•	•	—	•
Preferred Stock	•	•	•	•I	—	•I
Private Placement and Other Restricted Securities	•	•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	—	•
Repurchase Agreements	•	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•	•
Short Sales(ii)	•	•	•	•	—	•
Sovereign Debt	•	•	•	•	•	•
Standby Commitments	•	•	•	•	•	•
U.S. Government and Related Obligations	•	•	•	•	•	•
Variable and Floating Rate Obligations	•	•J	•	•	•J	•J
Warrants and Rights	•	•	•	•	—	•
(i)	Total Return Bond Fund is not authorized to purchase common stock or bank obligations. U.S. Treasury Index Fund is not authorized to purchase asset-backed securities, bank obligations, convertible securities, corporate debt obligations (other than money market instruments), depositary receipts, dollar rolls, foreign currency transactions, foreign securities, guaranteed investment contracts, inverse floaters, high-yield securities, mortgage-backed securities, municipal securities, participation interests, partnership securities, REITs, reverse repurchase agreements, short sales, sovereign debt and standby commitments. Ultra Short Term Bond Fund is not authorized to purchase common stock, foreign currency transactions and short sales.
(ii)	See Fundamental and Non-Fundamental Investment Policies for Funds that are not permitted to sell securities short.
A.	The following Fund is not authorized to invest in common stock: Quality Income Fund.
B.	The following Fund is not authorized to invest in convertible securities: Commodity Strategy Fund.
C.	The following Fund is not authorized to invest in convertible securities: Quality Income Fund.
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D.	While the Fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.
E.	The following equity, flexible, taxable fixed income and tax-exempt fixed income Funds are not authorized to invest in Custody Receipts and Trust Certificates: each series of CFST.
F.	The following Funds are authorized to invest in Dollar Rolls: Commodity Strategy Fund, Flexible Capital Income Fund, Global Opportunities Fund, MM Value Strategies Fund, Overseas Core Fund and each series of CFST.
G.	The following Funds are not authorized to invest in Foreign Currency Transactions: CA Intermediate Municipal Bond Fund and MN Tax-Exempt Fund.
H.	The following Funds are authorized to invest in inverse floaters: Commodity Strategy Fund, Flexible Capital Income Fund, Global Opportunities Fund, MM Value Strategies Fund, Overseas Core Fund and each series of CFST.
I.	The following taxable fixed income Fund is not authorized to invest in preferred stock: Quality Income Fund.
J.	The following equity, flexible, taxable money market and tax-exempt fixed income Funds are authorized to invest in Floating Rate Loans: Commodity Strategy Fund, Flexible Capital Income Fund, Global Opportunities Fund, MM Value Strategies Fund, Overseas Core Fund and each series of CFST.
K.	The following tax-exempt fixed income Funds use effective duration to measure duration for purposes of their principal investment strategies: Intermediate Duration Municipal Bond Fund and Short Duration Municipal Bond Fund. Effective Duration is a duration calculation for bonds with embedded options and takes into account that expected cash flows will fluctuate as interest rates change. It measures the sensitivity of a bond's price to a change in interest rates. The higher the duration, the more sensitive a bond's price will be to interest rate changes.
Asset-Backed Securities
Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time, such as, among others, motor vehicle installment sales, contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving (credit card) agreements. Such securities entitle the security holders to receive distributions (i.e., principal and interest) that are tied to the payments made by the borrower on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. Collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs) are examples of asset-backed securities. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Bank Obligations (Domestic and Foreign)
Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.
Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to a reference rate, such as LIBOR or SOFR. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.
Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject
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to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality. See Types of Investments – Foreign Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with bank obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, and Prepayment and Extension Risk.
Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds (which are considered speculative investments). CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See Types of Investments – Mortgage-Backed Securities and – Asset-Backed Securities.) CBOs are often privately offered and sold, and thus not registered under the federal securities laws.
Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then structured into “tranches.” Typically, the first tranche represents a senior claim on collateral and pays the lowest interest rate; the second tranche is junior to the first tranche and therefore subject to greater risk and pays a higher rate; the third tranche is junior to both the first and second tranche, represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tranches have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tranches investment-grade bond ratings. Holders of third-tranche CBOs stand to earn higher or lower yields depending on the rate of defaults in the collateral pool. See Types of Investments – High-Yield Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CBOs include: Credit Risk, Interest Rate Risk, Liquidity Risk, High-Yield Securities Risk and Prepayment and Extension Risk.
Commercial Paper
Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. See Types of Investments — Debt Obligations and — Illiquid Investments. See Appendix A for a discussion of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with commercial paper include: Credit Risk and Liquidity Risk.
Common Stock
Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. See Types of Investments – Foreign Securities. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. See Types of Investments – Private Placement and Other Restricted Securities, – Preferred Stock and – Convertible Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with common stock include: Issuer Risk and Market Risk.
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Convertible Securities
Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and common stock’s market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar non-convertible debt securities nor generally as sensitive to changes in share price as the underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments — Variable- and Floating-Rate Obligations, — Debt Obligations - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities, — Common Stock, — Corporate Debt Securities and — Private Placement and Other Restricted Securities for more information.
Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and at a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with convertible securities include: Convertible Securities Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.
Corporate Debt Securities
Corporate debt securities are long and short term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured, as are debentures. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. See Appendix A for a discussion of securities ratings. See Types of Investments — Variable- and Floating-Rate Obligations, — Private Placement and Other Restricted Securities, — Debt Obligations, — Commercial Paper and — High-Yield Securities for more information.
Extendible commercial notes (ECNs) are very similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.
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Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with corporate debt securities include: Credit Risk, Interest Rate Risk, Issuer Risk, High-Yield Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.
Custody Receipts and Trust Certificates
Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with custody receipts and trust certificates include: Liquidity Risk and Counterparty Risk. In addition, custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates.
Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, and notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal by a specified maturity date. Certain debt obligations (usually intermediate and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.
The market value of debt obligations is affected primarily by changes in prevailing interest rates, changes in the economic environment and the issuer’s perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.
In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.
As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. See Types of Investments — Corporate Debt Securities, — High-Yield Securities and — Preferred Stock - Trust-Preferred Securities for more information.
Event-Linked Instruments/Catastrophe Bonds. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the principal amount of the bond is reduced (potentially to zero), and the Fund may lose all or a portion of its entire principal invested in the bond or the entire notional amount on a swap.
Stripped Securities. Stripped securities are the separate income or principal payments of a debt security and evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities (SMBS) can also be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations.
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SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.
See Types of Investments – Mortgage-Backed Securities, – Variable- and Floating-Rate Obligations and – U.S. Government and Related Obligations for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with stripped securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, Prepayment and Extension Risk, and Stripped Securities Risk.
When-Issued, Delayed Delivery and Forward Commitment Transactions. When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by the Fund, with payment and delivery taking place in the future after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the Fund agrees to purchase the securities. The Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions.
However, the Fund’s portfolio managers may determine not to complete a transaction if deemed appropriate to close out the transaction prior to its completion. In such cases, the Fund may realize short-term gains or losses. See Types of Investments — Asset-Backed Securities and — Mortgage-Backed Securities for more information.
To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund. See Types of Investments — Asset-Backed Securities and — Mortgage-Backed Securities for more information. In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA transactions may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an MSFTA). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the fund and the counterparty. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with when-issued, delayed delivery and forward commitment transactions include: Counterparty Risk, Credit Risk, and Market Risk.
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities. Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high-yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.
Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.
Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Step-coupon securities trade at a discount from their face value and pay coupon interest that gradually increases over time. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.
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Zero-coupon, pay-in-kind and step-coupon securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities typically have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.
See Appendix A for a discussion of securities ratings. See Types of Investments — Asset-Backed Securities and — Mortgage-Backed Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk and Zero-Coupon Bonds Risk.
Determining Investment Grade for Purposes of Investment Policies. Unless otherwise stated in the Fund’s prospectus, when determining, under the Fund’s investment policies, whether a debt instrument is investment grade or below investment grade for purposes of purchase by the Fund, the Fund will apply a particular credit quality rating methodology, as described within the Fund’s shareholder reports, when available. These methodologies typically make use of credit quality ratings assigned by a third-party rating agency or agencies, when available. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. Credit quality ratings apply to the Fund’s debt instrument investments and not the Fund itself.
Ratings limitations under the Fund’s investment policies are applied at the time of purchase by the Fund. Subsequent to purchase, a debt instrument may cease to be rated by a rating agency or its rating may be reduced by a rating agency(ies) below the minimum required for purchase by the Fund. Neither event will require the sale of such debt instrument, but it may be a factor in considering whether to continue to hold the instrument. Unless otherwise stated in the Fund’s prospectus or in this SAI, the Fund may invest in debt instruments that are not rated by a rating agency. When a debt instrument is not rated by a rating agency, the Investment Manager or, as applicable, the Fund subadviser determines, at the time of purchase, whether such debt instrument is of investment grade or below investment grade (e.g., junk bond) quality. The Fund’s debt instrument holdings that are not rated by a rating agency are typically referred to as “Not Rated” within the Fund’s shareholder reports.
See Appendix A for a discussion of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with debt obligations include: Confidential Information Access Risk, Credit Risk, Highly Leveraged Transactions Risk, Impairment of Collateral Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Prepayment and Extension Risk and Reinvestment Risk.
Determining Average Maturity. When determining the average maturity of the Fund's portfolio, the Fund may use the effective maturity of a portfolio security by, among other things, adjusting for interest rate reset dates, call dates or “put” dates.
Depositary Receipts
See Types of Investments – Foreign Securities below.
Derivatives
General
Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR and SOFR), market indices (such as the S&P 500® Index) or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Many derivative instruments often require little or no initial payment and therefore often create inherent economic leverage. Derivatives, when used properly, can enhance returns and be useful in hedging portfolios and managing risk. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; swap agreements and swaptions.
The Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible unfavorable changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to manage the effective maturity or duration of its portfolio; and/or (vii) to maintain cash reserves while remaining fully invested.
Certain Funds may employ portfolio margining with respect to derivatives investments, which creates leverage in the Fund’s portfolio (subjecting the Fund to Leverage Risk). Portfolio margining is a methodology that computes margin requirements for an account based on the greatest projected net loss of all positions in a product class or group, and uses computer modeling to
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perform risk analysis using multiple pricing scenarios. The pricing scenarios are designed to measure the theoretical loss of the positions, given changes in the underlying price and implied volatility inputs to the model. Accordingly, the margin required is based on the greatest loss that would be incurred in a portfolio if the value of its components move up or down by a predetermined amount.
The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. The use of derivatives is a function of numerous variables, including market conditions. See also Types of Investments — Warrants and Rights and — Debt Obligations - When Issued, Delayed Delivery and Forward Commitment Transactions.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with transactions in derivatives (including the derivatives instruments discussed below) include: Counterparty Risk, Credit Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, Market Risk, Derivatives Risk, Derivatives Risk – Forward Contracts Risk, Derivatives Risk – Futures Contracts Risk, Derivatives Risk – Inverse Floaters Risk, Derivatives Risk – Options Risk, Derivatives Risk – Structured Investments Risk and/or Derivatives Risk – Swaps Risk.
Structured Investments (Indexed or Linked Securities)
General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index or interest rates. For example, the Fund may invest in debt securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.
The Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. A trust funds the purchase of a bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.
Credit-Linked Securities. Among the income-producing securities in which the Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the
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swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that the Fund would receive. The Fund’s investments in these securities are indirectly subject to the risks associated with derivative instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may be illiquid.
Equity-Linked Notes. An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
ELNs also include participation notes issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a participation note is not the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with equity-linked notes include: Counterparty Risk, Credit Risk, Liquidity Risk and Market Risk.
Index-, Commodity- and Currency-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
Index-, commodity- and currency-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment may not perform as expected by the Fund’s portfolio manager. Markets and underlying investments and indexes may move in a direction that was not anticipated by the Fund’s portfolio manager. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.
Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, the Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, although the SEC has issued exemptive relief permitting investment companies such as the Funds to invest beyond the limits of Section 12(d)(1)(A) subject to certain conditions. SPDRs generally closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.
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Because linked securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated linked securities typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.
Investments in linked securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.
Futures Contracts and Options on Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC, a U.S. Government agency. See CFTC Regulation below for information on CFTC regulation.
Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets.
Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open.
Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by the Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Brokerage commissions and transaction fees are incurred when a futures contract is bought or sold.
Successful use of futures contracts by the Fund is subject to its portfolio manager’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Fund, therefore, bears the risk that future market trends will be incorrectly predicted.
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The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.
In the event of adverse price movements, the Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.
To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit the Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.
Interest rate futures contracts are exchange-traded in an auction environment. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of a reference rate. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.
Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).
Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm
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commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact in futures contracts, a clearing corporation to process trades, and standardization of expiration dates and contract sizes. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.
Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. The Fund may purchase commodity futures contracts, swaps on commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these six main commodity groups and the individual commodities within each group, as well as other types of commodities.
The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominant hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.
The changing nature of the hedgers and speculators in the commodity markets will influence whether futures contract prices are above or below the expected future spot price. This can have significant implications for the Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant hedgers in the market, the Fund might open the new futures position at a higher price or choose other related commodity-linked investments.
The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject the Fund’s commodity-linked investments to greater volatility than investments in traditional securities.
Options on Futures Contracts. The Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.
The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
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Options on Index Futures Contracts. The Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If the Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Fund’s portfolio manager, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Eurodollar and Yankee Dollar Futures Contracts and Options Thereon. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund may use Eurodollar futures contracts and options thereon to hedge against changes in a reference rate, such as LIBOR or SOFR, to which many interest rate swaps and fixed income instruments are linked.
Options
Options on Stocks, Stock Indices and Other Indices. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be cleared and settled by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.
There is a key difference between stock options and index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.
The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.
As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that the Fund may not write covered options on an index.
Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.
The Fund may write covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold liquid assets equal to the price to be paid if the option is exercised. In
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addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls (straddles) on the same underlying security.
The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.
The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.
If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.
Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.
Purchasing Call Options. The Fund may purchase call options, including call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
Over-the-Counter (OTC) Options. OTC options (options not traded on exchanges) are generally established through negotiation with the other party to the options contract.
Swap Agreements
General. Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Common types of swap agreements include interest rate, index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return, currency exchange rate, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement.
Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other.
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In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amounts as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.
Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency. In that case, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. It may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable (or delayed in its ability) to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.
Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. For example, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if
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a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating interest rates on a predetermined specified (notional) amount. The swap agreement’s notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including swap rates, Treasury rates, foreign interest rates and other reference rates.
Municipal Market Data (MMD) Rate Locks. An MMD Rate Lock permits the Fund to lock in a specific municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio, which in turn protects against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short duration position. The Fund will ordinarily use these transactions as a hedge or for duration or risk management, which may not be successful. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make a net settlement payment to each other on a notional and duration amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.
Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in a credit default swap. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).
Equity Swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.
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Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis.
Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.
Commodity-Linked Swaps. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.
The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a reference rate such as LIBOR or SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
Cross-Currency Swaps. Cross-currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a cross-currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the cross-currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will have to pay in full periodically based upon the currency they have borrowed. Changes in foreign exchange currency rates and changes in interest rates, as described above, may negatively affect cross-currency swaps.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Fund typically enters into contracts for differences (and analogous futures positions) when its portfolio manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.
Swaptions. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement (which are described herein) at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars (which are described herein).
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Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.
Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and they are both jointly responsible for the regulation of mixed swaps.
Risk of Potential Governmental Regulation of Derivatives
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objectives. The effects of present or future legislation and regulation in this area are not known, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC, exchanges and various self-regulatory organizations are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. Such regulations can change, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market and grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Fund's use of such instruments. Such regulations could, among other things, restrict the Fund's ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and the Fund may as a result be unable to execute its investment strategies in a manner the Investment Manager might otherwise choose.
The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. Funds, such as the Adaptive Retirement Funds, which invest principally in other funds that use derivatives to a material extent, will be indirectly subject to the risks described above.
Additional Risk Factors in Cleared Derivatives Transactions
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transaction, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In many ways, centrally cleared derivative arrangements are less favorable to open-end funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives positions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or increases in margin
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requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.
CFTC Regulation
Pursuant to Rule 4.5 under the CEA, each of Adaptive Risk Allocation Fund, Commodity Strategy Fund, MM Alternative Strategies Fund, MM Directional Alternative Strategies Fund and Multi Strategy Alternatives Fund do not qualify for an exclusion from the definition of a “commodity pool”. Accordingly, each of these Funds is registered as a commodity pool and the Investment Manager is registered as a “commodity pool operator” with respect to these Funds under the CEA.
Each of the other Funds listed on the cover of this SAI qualifies for an exclusion from the definition of a commodity pool under the CEA and has on file a notice of exclusion under CFTC Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a commodity pool operator under the CEA with respect to these Funds, although the Investment Manager is a registered commodity pool operator and “commodity trading advisor”. To remain eligible for the exclusion, each of these Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, one or more Funds not currently registered as a commodity pool may be required to register as such, which could increase Fund expenses, adversely affecting the Fund’s total return.
Dollar Rolls
Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the
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future purchase of the securities, as well as the interest earned on the cash proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price. Dollar roll transactions may result in higher transaction costs for the Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage dollar rolls include: Counterparty Risk, Credit Risk and Interest Rate Risk.
Exchange-traded notes (ETNs)
ETNs are instruments that combine aspects of bonds and exchange-traded funds (ETFs) and are designed to provide investors with access to the returns, less investor fees and expenses, of various market benchmarks or strategies to which they are usually linked. When an investor buys an ETN, the issuer, typically an underwriting bank, promises to pay upon maturity the amount reflected in the benchmark or strategy (minus fees and expenses). Some ETNs make periodic coupon payments. Like ETFs, ETNs are traded on an exchange, but ETNs have additional risks compared to ETFs, including the risk that if the credit of the ETN issuer becomes suspect, the investment might lose some or all of its value. Though linked to the performance, for example, of a market benchmark, ETNs are not equities or index funds, but they do share several characteristics. Similar to equities, ETNs are traded on an exchange and can be sold short. Similar to index funds, ETNs may be linked to the return of a benchmark or strategy, but ETNs do not have an ownership interest in the instruments underlying the benchmark or strategy the ETN is tracking.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with exchange-traded notes include: Counterparty Risk, Credit Risk and Market Risk.
Foreign Currency Transactions
Because investments in foreign securities usually involve currencies of foreign countries and because the Fund may hold cash and cash equivalent investments in foreign currencies, the value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time, causing the Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.
Spot Rates and Derivative Instruments. The Fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward foreign currency exchange contracts (forward contracts). (See Types of Investments – Derivatives.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.
The Fund may enter into forward contracts for a variety of reasons, including for risk management (hedging) or for investment purposes.
When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, the Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.
The Fund may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, the Fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.
This method of protecting the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts can be used to minimize the risk of loss due to a decline in value of hedged currency, they will also limit any potential gain that might result should the value of such currency increase.
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The Fund may also enter into forward contracts when the Fund’s portfolio manager believes the currency of a particular country will increase in value relative to another currency. The Fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.
For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar.
Unanticipated changes in the currency exchange results could result in poorer performance for Funds that enter into these types of transactions.
At maturity of a forward contract, the Fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, having the same maturity date, and covering the same amount of foreign currency.
If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.
Although the Fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. However, it will do so from time to time, and such conversions involve certain currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
It is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the Fund will be required to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Code.
Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund would have the right to sell the currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.
Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, or where the Fund would benefit from increased exposure to the currency, the Fund may buy call options on the foreign currency, giving it the right to purchase the currency for a fixed amount in dollars. The purchase of the options could offset, at least partially, the changes in exchange rates.
As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.
The Fund may write options on foreign currencies for similar purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency, giving the option holder the right to purchase that currency from the Fund for a fixed amount in dollars. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be offset, at least partially, by the amount of the premium received.
Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, the Fund could write a put option on the relevant currency, giving the option holder the right to that currency from the Fund for a fixed amount in dollars. If rates move in the manner projected, the put option would expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.
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As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.
An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.
Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.
Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund’s investments denominated in that currency over time.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign currency transactions include: Foreign Currency Risk, Derivatives Risk, Interest Rate Risk, and Liquidity Risk.
Foreign Securities
Unless otherwise stated in the Fund’s prospectus, stocks, bonds and other securities or investments are deemed to be “foreign” based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s country of organization, domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. The Fund’s investments in foreign markets, may include issuers in emerging markets, as well as frontier markets, each of which carry heightened risks as compared with investments in other typical foreign markets. Unless otherwise stated in the Fund’s prospectus, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on qualitative judgments by the portfolio managers about a country’s level of economic and institutional development, among other factors. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments — Variable- and Floating-Rate Obligations, — Debt Obligations - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.
Due to the potential for foreign withholding taxes, MSCI publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.
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There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally.
Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign securities include: Emerging Markets Securities Risk, Foreign Currency Risk, Foreign Securities Risk, Frontier Market Risk, Geographic Focus Risk, Issuer Risk, and Market Risk.
Guaranteed Investment Contracts (Funding Agreements)
Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days’ notice or less, at which time the investment may be considered illiquid. See Types of Investments – Illiquid Investments.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with guaranteed investment contracts (funding agreements) include: Credit Risk and Liquidity Risk.
High-Yield Securities
High-yield, or low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Fund’s portfolio managers to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events. High-yield securities may be more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities may be issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High-yield securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more nationally recognized statistical rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to
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reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. High-yield securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Investment Manager’s (or, if applicable, a subadviser’s) credit analysis with respect to these types of securities than is the case for more highly rated securities.
The market values of certain high-yield securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of high-yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.
The risk of loss due to default is greater for high-yield and comparable unrated securities than it is for higher rated securities because high-yield securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.
Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold or disposed of in current market conditions in seven days or less without the sales or dispositions significantly changing the market value of the investment) pursuant to the Funds’ liquidity risk management program. The Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of the Fund’s net assets. The Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with high-yield securities include: Credit Risk, Interest Rate Risk, High-Yield Securities Risk and Prepayment and Extension Risk.
Illiquid Investments
An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Some securities are deemed to be illiquid because they are subject to contractual or legal restrictions on resale. Subject to its investment policies, the Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid investments at the time of purchase.
Although one or more of the other risks described in this SAI may also apply, the risk typically associated with illiquid investments include: Liquidity Risk.
Inflation-Protected Securities
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index (CPI) for urban consumers and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected
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securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, a Fund treated as a regulated investment company (RIC) under the Code that holds these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with inflation-protected securities include: Inflation-Protected Securities Risk, Interest Rate Risk and Market Risk. In addition, inflation-protected securities issued by non-U.S. government agencies or instrumentalities are subject to Credit Risk.
Initial Public Offerings
The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
Although one or more risks described in this SAI may also apply, the risks typically associated with IPOs include: IPO Risk, Issuer Risk, Liquidity Risk, Market Risk, and Small Company Securities Risk.
Inverse Floaters
See Types of Investments – Derivatives – Indexed or Linked Securities (Structured Products) above.
Investments in Other Investment Companies (Including ETFs)
Investing in other investment companies may be a means by which the Fund seeks to achieve its investment objective. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to the Fund. These securities include shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (ETFs), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities) and business development companies.
Except with respect to funds structured as funds-of-funds or so-called master/feeder funds or other funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that may be passively managed (e.g., they seek to track the performance of specific indexes or companies in related industries) or they may be actively managed. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by certain other registered investment companies in excess of these limits.
ETFs are listed on an exchange and trade in the secondary market on a per-share basis, which allows investors to purchase and sell ETF shares at their market price throughout the day. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers borne by ETFs. ETF shares are sold and redeemed at net asset value only in
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large blocks called creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
Although the Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that the Fund purchases. Because these investment companies may invest in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this SAI.
Under the 1940 Act and rules and regulations thereunder, the Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds presents certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with the securities of other investment companies include: Exchange-Traded Fund (ETF) Risk, Investing in Other Funds Risk, Issuer Risk and Market Risk.
Listed Private Equity Funds
The Fund may invest directly in listed private equity funds, which may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.
The Fund may invest in listed private equity funds that hold investments in a wide array of businesses and industries at various stages of development, from early stage to later stage to fully mature businesses. The Fund may invest in listed private equity funds that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, or may invest in listed private equity funds making debt investments or investments in companies at other stages of development. In addition, the Fund may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of listed private equity companies.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with investment in listed private equity funds include: Credit Risk, Liquidity Risk, Market Risk, Sector Risk, and Valuation Risk.
Money Market Instruments
Money market instruments include cash equivalents and short-term debt obligations which include: (i) bank obligations, including certificates of deposit (CDs), time deposits and bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. The Fund may also invest in affiliated and unaffiliated money market mutual funds, which invest primarily in money market instruments. See Types of Investments — Variable- and Floating-Rate Obligations and — Private Placement and Other Restricted Securities for more information.
With respect to money market securities, certain U.S. Government obligations are backed or insured by the U.S. Government, its agencies or its instrumentalities. Other money market securities are backed only by the claims paying ability or creditworthiness of the issuer.
Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank unconditionally guarantees their payment at maturity.
The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Columbia Fund Complex and other institutional clients of the Investment Manager.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with money market instruments include: Credit Risk, Inflation Risk, Interest Rate Risk, Issuer Risk and Money Market Fund Risk.
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Mortgage-Backed Securities
Mortgage-backed securities are a type of asset-backed security that represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments — Variable- and Floating-Rate Obligations, — Debt Obligations - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.
Mortgage-backed securities may be issued or guaranteed by Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), or Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Before 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the FNMA’s and FMLMC’s securities fell sharply in 2008 due to concerns that they did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship, a statutory process with the objective of returning the entities to normal business operations.
In the past, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. There can be no assurance that these or other agencies of the government will provide such support in the future. The future status of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the senior stock purchase agreements, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.
Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its current obligations under the senior stock purchase agreements. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises would have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of securities they guarantee, which could cause the Fund’s shares to lose value.
Stripped mortgage-backed securities are a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. See Types of Investments — Debt Obligations - Stripped Securities for more information.
Collateralized Mortgage Obligations (CMOs) are hybrid mortgage-related instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass-through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or
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final distribution dates, resulting in a loss of all or part of the premium if any has been paid. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an ETF may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid investments.
Mortgage pass-through securities are interests in pools of mortgage-related securities that differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage- and asset-backed securities include: Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Mortgage- and Other Asset-Backed Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.
Municipal Securities
Municipal securities include debt obligations issued by governmental entities, including states, political subdivisions, agencies, instrumentalities, and authorities, as well as U.S. territories, commonwealths and possessions (such as Guam, Puerto Rico and the U.S. Virgin Islands) and their political subdivisions, agencies, instrumentalities, and authorities, to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities.
Municipal securities may include municipal bonds, municipal notes and municipal leases, which are described below. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue
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securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.
Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions. See Types of Investments – Commercial Paper for more information.
Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand, usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.
Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for U.S. federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand.
Municipal lease obligations are participations in privately arranged loans to state or local government borrowers and may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. In general, municipal lease obligations are unrated, in which case they will be determined by the Fund’s portfolio manager to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated.
Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.
Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.
Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.
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Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.
There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return. The municipal bond market is characterized by a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than for other security markets. See Appendix A for a discussion of securities ratings. (See Types of Investments – Debt Obligations.)
Standby Commitments. Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of the Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. The Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with standby commitments include: Counterparty Risk, Market Risk, and Municipal Securities Risk.
Taxable Municipal Obligations. Interest or other investment return is subject to federal income tax for certain types of municipal obligations for a variety of reasons. These municipal obligations do not qualify for the federal income tax exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.
For more information about the key risks associated with investments in municipal securities of particular states, see Appendix C. See Appendix A for a discussion of securities ratings. (See Types of Investments – Debt Obligations.)
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with municipal securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Market Risk, and Municipal Securities Risk.
Participation Interests
Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
Loan participations also are a type of participation interest. Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies).
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with loan participations include: Confidential Information Access Risk, Credit Risk, and Interest Rate Risk.
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Partnership Securities
The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the NYSE, the NYSE Alternext US LLC (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with partnership securities include: Interest Rate Risk, Issuer Risk, Liquidity Risk and Market Risk.
Preferred Stock
Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. See Types of Investments – Private Placement and Other Restricted Securities for more information.
Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. An APS is distinguished from standard preferred stock because its dividends change from time to time. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. Holders of APS may not be able to sell their shares if an auction fails, such as when there are more shares of APS for sale at an auction than there are purchase bids.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with preferred stock include: Convertible Securities Risk, Issuer Risk, Liquidity Risk and Market Risk.
Trust-Preferred Securities. Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt investments.
Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on the financial institutions balance sheet.
The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.
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The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.
In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with trust-preferred securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Private Investments in Public Equity
Private Investments in public equity (or PIPEs) are equity securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class. Shares issued in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. Generally, an issuer of shares in a PIPE may agree to register the shares after a certain period from the date of the private sale. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer). Generally, such restrictions cause the PIPE shares to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares. See also Types of Investments – Private Placement and Other Restricted Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with PIPEs include: Private Investment in Public Equity (PIPEs) Risk, Counterparty Risk, Issuer Risk, Liquidity Risk, Market Risk, and Rule 144A and Other Exempted Securities Risk.
Private Placement and Other Restricted Securities
Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.
Private placements typically may be sold only to qualified institutional buyers or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of qualified purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with private placement and other restricted securities include: Issuer Risk, Liquidity Risk, Market Risk and Confidential Information Access Risk.
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Real Estate Investment Trusts
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions.
Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded.
Similar to regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with REITs include: Interest Rate Risk, Issuer Risk, Market Risk and Real Estate-Related Investment Risk.
Repurchase Agreements
Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time (usually within seven days) subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. The Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with repurchase agreements include: Counterparty Risk, Credit Risk, Issuer Risk, Market Risk, and Repurchase Agreements Risk.
Reverse Repurchase Agreements
Reverse repurchase agreements are agreements under which the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time (normally within 7 days) and price which reflects an interest payment. The Fund generally retains the right to interest and principal payments on the security. Reverse repurchase agreements also may be viewed as borrowings made by the Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, Issuer Risk, Leverage Risk, Market Risk, and Reverse Repurchase Agreements Risk.
Short Sales
The Fund may sometimes sell securities short when it owns an equal amount of the securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of its effective leverage. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Fund’s portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be
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reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.
Subject to its fundamental and non-fundamental investment policies, the Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities, contracts or instruments that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, commodity futures contract or other instrument. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.) Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with short sales include: Leverage Risk, Market Risk, and Short Positions Risk.
Sovereign Debt
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. It may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Types of Investments – Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of a default.
Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with sovereign debt include: Credit Risk, Emerging Markets Securities Risk, Foreign Securities Risk, Issuer Risk and Market Risk.
Special Purpose Acquisition Company (SPAC)
A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions (each a SPAC Transaction). The shares of a SPAC are issued in “units” that typically include one share of common stock and one warrant (or partial warrant) conveying the right to purchase additional shares. Within 52 days after the closing of the IPO, the shares of common stock and the warrants comprising the units will begin to trade separately and become freely tradeable. After going public, and until a SPAC Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and/or cash. If a SPAC does not complete a SPAC Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any warrants issued by the SPAC expire worthless. In some cases, the Fund will forfeit its right to exercise its warrants to receive additional shares even if a SPAC Transaction occurs if the Fund holding the warrant elects to redeem its shares of common stock and not participate in the SPAC Transaction. See also Types of Investments – Common Stock, – Initial Public Offerings, and – Warrants and Rights for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with SPACs include: IPO Risk, Issuer Risk, Liquidity Risk, Market Risk, Special Purpose Acquisition Companies (SPAC) Risk, and Warrants and Rights Risk.
Standby Commitments
See Types of Investments – Municipal Securities above.
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U.S. Government and Related Obligations
U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various agencies or instrumentalities established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies or instrumentalities of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.
Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Banks Funding Corporation, Ginnie Mae, Fannie Mae, Freddie Mac, and SLM Corporation. Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with U.S. Government and related obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, Reinvestment Risk, and U.S. Government Obligations Risk.
Variable- and Floating-Rate Obligations
Variable- and floating-rate obligations are debt instruments that provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor (as lender), and the borrower. The interest rates on these notes fluctuate. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants on the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its rights and the rights of the syndicate against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.
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The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund will invest, however, the Investment Manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The Investment Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy.
Loans may be structured in different forms, including assignments and participations. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.
The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.
Corporate loans in which the Fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Fund’s portfolio manager believes are attractive arise.
Certain of the loans acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.
Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the Investment Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Investment Manager’s efforts to avoid such possession, but in other instances the Investment Manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Investment Manager’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In some instances, other accounts managed by the Investment Manager may hold other securities issued by borrowers whose floating rate loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities.
In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Investment Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client accounts collectively held only a single category of the issuer’s securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with variable- or floating-rate obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Warrants and Rights
Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants
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may be used to enhance the marketability of a bond or preferred stock. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.
The potential exercise price of warrants or rights may exceed their market price, such as when there is no movement in the market price or the market price of the common stock declines.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with warrants and rights include: Convertible Securities Risk, Counterparty Risk, Credit Risk, Issuer Risk, and Market Risk.
Information Regarding Risks
The following is a summary of risks of investing in the Funds and the risk characteristics associated with the various securities, instruments, assets and investments as well as strategies and techniques that may be available to the Funds for investment. A Fund’s risk profile is largely determined by each Fund’s portfolio holdings and principal investment strategies (see the Fund’s most recent annual or semiannual report for portfolio holdings information and see the Fund’s current prospectus for the description of the Fund’s principal investment strategies and principal risks). The Funds are allowed to invest in other securities, instruments, assets and investments, and may engage in strategies and techniques other than those described in the Fund’s current prospectus, subjecting the Fund to the risks associated with these other securities, instruments, assets, investments, strategies and techniques.
An investment in the Funds is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. One or more of the following risks may be associated with an investment in a Fund at any time:
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Activist Strategies Risk. The Fund may purchase securities of a company that is the subject of a proxy contest or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.
In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.
Allocation Risk. For any Fund that uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
To the extent that an underlying fund is charged a performance (or incentive) fee (which would indirectly be borne by the Fund’s shareholders), such fees may create incentives for the underlying fund’s manager to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized and unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, underlying fund managers may receive compensation for relative performance of the underlying fund even if the underlying fund’s overall returns are negative.
Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will
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not be consummated or will be delayed, the market price of the security may decline sharply, which would result in a loss to the Fund. In addition, if the portfolio manager(s) determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.
The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors, and their impact on an investment, can be very difficult to evaluate.
Bankruptcy Process and Trade Claims Risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company and cause it to be incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being finalized. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for unpaid goods delivered, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative, illiquid, and carries a high degree of risk. The markets in trade claims are generally not regulated by U.S. federal securities laws or the SEC.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Closed-End Investment Company Risk. Closed-end investment companies frequently trade at a discount to their NAV, which may affect whether the Fund will realize gain or loss upon its sale of the closed-end investment company’s shares. Closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments (and therefore the Fund) to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments thereby subjecting the Fund to increased liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). Certain types of commodities instruments are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument. The Fund may make commodity-related investments through, and may invest in one or more underlying funds that make commodity-related investments through, one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections. However, any such subsidiary is wholly owned and controlled by the Fund and any underlying fund subsidiary is wholly-owned and controlled by the underlying fund, making it unlikely that the subsidiary will take action contrary to the interests of the Fund or the underlying fund and their shareholders. Further, any such subsidiaries will be subject to the laws of a foreign jurisdiction, and can be adversely affected by developments in that jurisdiction.
Concentration Risk. To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Confidential Information Access Risk. In many instances, issuers of floating rate loans offer to furnish material, non-public information (Confidential Information) to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The portfolio managers may avoid the receipt of Confidential Information about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the ability to assess the desirability thereof may be compromised. For these and other reasons, it is possible that the decision not to receive Confidential Information could adversely affect the Fund’s performance.
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Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.
■	Contingent Convertible Securities Risk. Contingent convertible securities, also known as contingent capital securities or “CoCos,” are hybrid securities that are typically issued by non-U.S. banks. CoCos have characteristics of both debt and equity instruments, although they are generally treated by the Funds as debt investments. If certain “trigger events” occur, CoCos either convert into equity or undergo a principal write-down or write-off. Trigger events, which are defined by the documents governing the CoCo, may include a decline in the issuer’s capital ratio below a specified trigger level, the share price of the issuer falling to a particular level for a certain period of time, other events indicating an increase in the issuer’s risk of insolvency, and/or certain regulatory events, including changes in regulatory capital requirements or regulatory actions related to the issuer’s solvency prospects.

The value of CoCos may be influenced by the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial or political events impacting the issuer, its particular market or the financial markets more broadly. Due to the contingent conversion or principal write-down or write-off features, CoCos may have substantially greater risk than other securities in times of financial stress. The occurrence of an automatic conversion or write-down or write-off event may be unpredictable and the potential effects of such event could cause a Fund’s shares to lose value. The coupon payments offered by CoCos are discretionary and may be cancelled or adjusted downward by the issuer or at the request of the relevant regulatory authority at any point, for any reason, and for any length of time. As a result of the uncertainty with respect to coupon payments, the value of CoCos may be volatile and their price may decline rapidly if coupon payments are suspended. CoCos are typically structurally subordinated to traditional convertible bonds in the issuer’s capital structure. There may be circumstances under which investors in CoCos may suffer a capital loss ahead of equity holders or when equity holders do not.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CoCos include: Convertible Securities Risk, Credit Risk, Foreign Securities Risk, High-Yield Investments Risk, Interest Rate Risk, Issuer Risk, and Market Risk.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Debt instruments backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt instruments are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate
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their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Cybersecurity Breaches, Systems Failure and Other Business Disruptions Risk. The Fund and its service providers, including the Investment Manager and its affiliates (Ameriprise Financial, which is the Investment Manager’s parent company, the Distributor and the Transfer Agent (together with the Investment Manager, referred to herein as we, us and our)), any investment subadvisers, the Custodian and other service providers, as well as all their underlying service providers (collectively, the Service Providers), are heavily dependent on their respective employees, agents and other personnel (Personnel) and proprietary and third-party technology and infrastructure and related business, operational and information systems, networks, computers, devices, programs, applications, data and functions (collectively, Systems) to perform necessary business activities. The Systems and Personnel that the Fund and the Service Providers rely upon may be vulnerable to significant disruptions and failures, including those relating to or arising from cybersecurity breaches (including intentional acts, e.g., cyber-attacks, hacking, phishing scams, unauthorized payment requests and other social engineering techniques aimed at Personnel or Systems, and unintentional events or activity), attempted cybersecurity breaches, Systems malfunctions, user error, conduct (or misconduct) of or arising from Personnel, and remote access to Systems (particularly important given the increased use of technologies such as the internet to conduct business). The increased use of mobile and cloud technologies and remote work heighten these and other operational risks. In addition, other events or circumstances – whether foreseeable, unforeseeable, or beyond our control, such as acts of war, other conflicts, insurrections, military actions, terrorism, riots, civil unrest including large scale protests, natural disaster, widespread disease, pandemic or other public health crises – may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund’s and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.
Systems and Personnel disruptions and failures, particularly cybersecurity breaches, may result in (i) proprietary or confidential information or data including personal investor information (and that of beneficial owners of investors) being lost, withheld for ransom, misused, destroyed, stolen, released, corrupted or rendered unavailable, (ii) unauthorized access to Systems and loss of operational capacity, including from, but not limited to denial-of-service attacks (i.e., efforts to make network services and other Systems unavailable to intended users), and (iii) the misappropriation of Fund or investor assets or sensitive information. Any such events could negatively impact Service Provider Personnel and Systems and may have significant adverse impacts on the Fund and its shareholders.
Systems and Personnel disruptions and failures such as cybersecurity breaches may cause delays or mistakes in materials provided to shareholders and may also interfere with, or negatively impact, the processing of Fund investor transactions, pricing of Fund investments, calculating the Fund’s NAV, and trading within the Fund’s portfolio, while causing or subjecting the Fund to potential financial losses as well as additional compliance, legal, and operational costs. Such events could negatively impact the Fund, its shareholders and the business, financial condition and performance or results of operations of the Service Providers.
The trend toward broad consumer and general public notification of Systems failures and cybersecurity breaches could exacerbate the harm to the Fund, its shareholders and Service Provider business, financial condition and performance or results of operations. Even if we and the Service Providers successfully protect our respective Systems from failures or cybersecurity breaches, we may incur significant expenses in connection with our responses to any such events or compliance with evolving laws, as well as the need for adoption, implementation and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted or actual cybersecurity breaches are publicized. We and the Service Providers
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cannot be certain that evolving threats from cyber-criminals and other cyber-threat actors, exploitation of new vulnerabilities in our respective Systems, data thefts, Systems break-ins or other types of inappropriate access will not compromise or breach the technology or other security measures protecting our respective Systems.
We routinely face and address evolving cybersecurity threats and have been able to detect and respond to these incidents to date without a material loss of client financial assets or information through the use of ongoing monitoring and continual improvement of our security capabilities and incident response manual. We have been threatened by phishing and spear phishing scams, social engineering attacks, account takeovers, introductions of malware, attempts at electronic break-ins, and the submission of fraudulent payment requests. Systems failures and cybersecurity breaches may be difficult to detect, may go undetected for long periods or may never be detected. The impact of such events may be compounded over time. Although we evaluate the materiality of all Systems failures and cybersecurity breaches detected, we may conclude that some such events are not material and may choose not to address them. Such conclusions may not prove to be correct.
Although we have established business continuity/disaster recovery plans (Continuity and Recovery Plans) designed to prevent or mitigate the effects of Systems and Personnel disruptions and failures and cybersecurity breaches, there are inherent limitations in Continuity and Recovery Plans. These limitations include the possibility that certain risks have not been identified, that Continuity and Recovery Plans might not – despite testing and monitoring – operate as designed, that Continuity and Recovery Plans may not be sufficient to stop or mitigate negative impacts, including financial losses, or that Continuity and Recovery Plans may otherwise be unable to achieve their objectives. The Fund and its shareholders could be negatively impacted as a result. The widespread use of work-from-home arrangements may increase these risks. The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its Continuity and Recovery Plans take into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters and conditions, including pandemics, may have on the ability of us and the Service Providers to continue ordinary business operations and technology functions over near- or longer-term periods. In addition, the Fund cannot control or dictate the Continuity and Recovery Plans of the Service Providers. As a result, there can be no assurance that the Fund will not suffer financial losses relating to Systems or Personnel disruptions or failures or cybersecurity breaches affecting them or us in the future.
Systems and Personnel disruptions and failures and cybersecurity breaches may necessitate significant investment to repair or replace impacted Systems. In addition, the Fund may incur substantial costs for risk management in connection with failures or interruptions of Systems, Personnel, Continuity and Recovery Plans and cybersecurity defense measures in order to attempt to prevent any such events or incidents in the future, which, if they should occur, may be prolonged and may negatively impact business operations.
Any insurance or other risk-shifting tools available to us in order to manage or mitigate the risks associated with Systems and Personnel disruptions and failures and cybersecurity breaches are generally subject to terms and conditions such as deductibles, coinsurance, limits and policy exclusions, as well as risk of counterparty denial of coverage, default or insolvency. While Ameriprise Financial and its affiliates maintain cyber liability insurance that provides both third-party liability and first-party liability coverages, this insurance may not be sufficient to protect us against all losses. In addition, contractual remedies may not be available with respect to Service Providers or may prove inadequate if available (e.g., because of limits on the liability of the Service Providers) to protect the Fund against all losses.
Stock and other market exchanges, financial intermediaries, issuers of, and counterparties to, Fund investments also may be adversely impacted by Systems and Personnel disruptions and failures and cybersecurity breaches, in their own businesses, subjecting them to the risks described here, as well as other additional or enhanced risks particular to their businesses, which could result in losses to the Fund and its shareholders. Issuers of securities or other instruments in which the Fund invests may also experience Systems and Personnel disruptions and failures and cybersecurity breaches, which could result in material adverse consequences for such issuers, which may cause the Fund’s investment in such issuers to lose money.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a
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financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund. A potential conflict of interest exists to the extent that the Fund invests in ADRs for which the Fund's custodian serves as depository bank.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. The Fund may use these instruments to gain leveraged exposure to currencies, which is a speculative investment practice that increases the Fund's risk exposure and the possibility of losses. Unanticipated changes
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in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
■	A forward interest rate agreement is a derivative whereby the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A bond (or debt instrument) future is a derivative that is an agreement for the contract holder to buy or sell a bond or other debt instrument, a basket of bonds or other debt instruments, or the bonds or other debt instruments in an index on a specified date at a predetermined price. The buyer (long position) of a bond future is obliged to buy the underlying reference at the agreed price on expiry of the future.
■	A commodity-linked future is a derivative that is an agreement to buy or sell one or more commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures at a specific date in the future at a specific price.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities, or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Inverse Floaters Risk. Inverse variable or floating rate obligations, sometimes referred to as inverse floaters, are a type of over-the-counter derivative debt instrument with a variable or floating coupon rate that moves in the opposite direction of an underlying reference, typically short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the coupon rate, while floating rate securities have a coupon rate that changes whenever there is a change in a designated benchmark index or the issuer’s credit rating. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement, which could result in significant losses for the Fund. An inverse floater may have the effect of investment leverage to the extent that its coupon rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest, which could result in increased losses for the Fund. There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some inverse floaters are structured with liquidity features and may include
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market-dependent liquidity features that may expose the Fund to greater liquidity risk. Inverse floaters can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Structured Investments Risk. Structured investments are over-the-counter derivatives that provide principal and/or interest payments based on the value of an underlying reference(s). Structured investments typically provide interest income, thereby offering a potential yield advantage over investing directly in an underlying reference. Structured investments may lack a liquid secondary market and their prices or value can be volatile which could result in significant losses for the Fund. In some cases, depending on its terms, a structured investment may provide that principal and/or interest payments may be adjusted below zero resulting in a potential loss of principal and/or interest payments. Additionally, the particular terms of a structured investment may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price change of the underlying reference. Economic leverage will increase the volatility of structured investment prices, and could result in increased losses for the Fund. The Fund’s use of structured instruments may not work as intended. If structured investments are used to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured investments can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A commodity-linked structured note is a derivative (structured investment) that has principal and/or interest payments based on the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), a basket of commodities, indices of commodity futures or other economic variable. If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, basket of commodities, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value in the underlying reference. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, basket of commodities, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note. A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or for the Fund to accurately value them.
■	An equity-linked note (ELN) is a derivative (structured investment) that has principal and/or interest payments based on the value of a single equity security, a basket of equity securities, or an index of equity securities, and generally has risks similar to these underlying equity securities. ELNs may be leveraged or unleveraged. An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, as well as in privately negotiated transactions with the issuer of the ELN. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing and able to repurchase the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell at such a price. Furthermore, such inability to sell may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. The Fund’s investments in ELNs have the potential to lead to significant losses, including the amount the Fund invested in the ELN, because ELNs are subject to the market and volatility risks associated with their underlying equity. In addition, because ELNs
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often take the form of unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. However, the Fund typically considers ELNs alongside other securities of the issuer in its assessment of issuer concentration risk. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. ELNs may also be subject to leverage risk. The Fund may or may not hold an ELN until its maturity. ELNs also include participation notes.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A commodity-linked swap is a derivative (swap) that is an agreement where the underlying reference is the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures.
■	Contracts for differences (CFDs) are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities, different groups or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades on a particular asset(s). CFDs enable investors to speculate on whether a market will go up or down, and profit from the price movement without owning the underlying asset(s). CFDs essentially allow investors to trade the direction of securities, including over the very short term. CFDs are subject to the risks described above under Derivatives Risk – Swaps Risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
■	An inflation rate swap is a derivative typically used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI).
■	An interest rate swap is a derivative in which two parties agree to exchange interest rate cash flows, based on a specified notional amount from a fixed rate to a floating rate (or vice versa) or from one floating rate to another. Interest rate swaps can be based on various measures of interest rates, including swap rates, treasury rates, foreign interest rates and other reference rates.
■	Total return swaps are derivative swap transactions in which one party agrees to pay the other party an amount equal to the total return of a defined underlying reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return of a different underlying reference.
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■	A Municipal Market Data (MMD) Rate Lock permits a Fund to lock in a specific municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio, which in turn protects against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short duration position. A Fund will ordinarily use these transactions as a hedge or for duration or risk management, which may not be successful. An MMD Rate Lock is a contract between a Fund and an MMD Rate Lock provider pursuant to which the parties agree to make a net settlement payment to each other on a notional and duration amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to a Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.
Derivatives Risk – Swaptions Risk. A swaption is an options contract on a swap agreement. These transactions give the purchasing party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.
Distressed Securities Risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.
In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to the investments in such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by the Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.
In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
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Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not have an active trading market internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.
Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. The Russian securities market is exposed to a variety of risks described above in “Emerging Market Securities Risk” not encountered in more developed markets. The Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.
Because of the recent formation of the Russian securities markets, the relatively underdeveloped state of Russia’s banking and telecommunication systems and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.
In addition, Russia also may attempt to assert its influence in the region through economic or military measures, as it did with Georgia in the summer of 2008 and Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine in February 2022, significantly amplifying already existing geopolitical tensions. The extent and duration of the military action, the resulting sanctions or other punitive actions and the resulting future market disruptions, including declines in its stock markets, the value of Russian sovereign debt and the value of the ruble against the U.S. dollar, are impossible to predict, but have been and could continue to be significant. Any such disruptions caused by Russian military action or other hostile actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including potential widening of the scope of the conflict, purchasing and financing restrictions, potential suspension of trading Russian securities on stock exchanges, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action have impacted, and may continue
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to impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
Governments in the United States, Canada, the United Kingdom, the European Union and many other countries (collectively, the “Sanctioning Bodies”) have imposed broad-ranging economic sanctions, including banning Russia from global payments systems that facilitate cross-border payments, prohibiting certain securities trades and certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals (including politicians) both inside Russia and globally, as well as Russian corporate and banking entities. The Sanctioning Bodies, and/or others, could also institute or threaten further sanctions, which may result in the decline of the value and liquidity of Russian securities, further downgrades in the credit ratings of Russia or Russian issuers, a further weakening of the ruble or other adverse consequences for the Russian economy. These sanctions may include the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions may also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. For instance, in response to sanctions, the government of Russia imposed capital controls to restrict movements of capital entering and exiting the country and the Russian Central Bank suspended the sales of Russian securities by non-residents of Russia on its local stock exchange. Any market disruptions caused by Russian military action, resulting sanctions and/or counter measures or actions thereto may magnify the impact of other risks to the Fund. Market events are rapidly evolving and present uncertainty and risk with respect to markets globally and the performance of the Fund and its investments could be negatively impacted.
China Bond Connect Risk. The risks noted here are in addition to the risks described under Emerging Market Securities Risk. Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the People’s Republic of China (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns.
Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Moneymarkets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). A Fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of a Fund’s Hong Kong sub-custodian. Therefore, a Fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce a Fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Fund to the credit risk of the relevant securities depositories and a Fund’s Hong Kong sub-custodian. While a Fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A Fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.
Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through
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Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund, which may negatively affect investment returns for shareholders. Bond Connect trades are settled in Chinese Renminbi (RMB), and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
China Stock Connect Risk. The risks noted here are in addition to the risks described under “Emerging Market Securities Risk”. A Fund may, directly or indirectly (through, for example, participatory notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (China A-Shares) through the Shanghai and Shenzhen – Hong Kong Stock Connect (China Stock Connect), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through China Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of securities transactions to heightened risks. Specifically, trading can be affected by a number of issues. China Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Because China Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate China Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through China Stock Connect could be disrupted.
PRC regulations require that, in order to sell its China A-Shares, a Fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Fund’s ability to dispose of its China A-Shares purchased through China Stock Connect in a timely manner. Additionally, China Stock Connect is subject to daily quota limitations on purchases in the PRC. Once the daily quota is reached, orders to purchase additional China A-Shares through China Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through China Stock Connect and is not otherwise transferable. China Stock Connect utilizes an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Investment Manager (and/or any subadviser, as the case may be) to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through China Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. China Stock Connect restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through China Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
Environmental, Social and Governance Investing Risk. The Fund’s consideration of issuer environmental, social and corporate governance data may cause the Fund to invest in, forego investing in, or sell securities of issuers, including issuers within certain sectors, regions and countries that could negatively impact Fund performance, including relative to a benchmark or other funds that do not consider environmental, social and corporate governance data, or funds that do but make different investment decisions based thereon.
Event-Driven Trading Risk. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.
Event-driven investing requires the portfolio managers to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the portfolio managers had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.
Event-Linked Instruments Risk. The Fund may seek to profit from investment in debt securities whose performance is linked to the occurrence of specific “trigger” events, such as a hurricane, earthquake, or other physical or weather-related phenomena. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked bonds have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. Bonds commonly referred to as “catastrophe bonds” are a type of event-linked instrument in which the Fund may invest. Catastrophe
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bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). The return on these securities is tied primarily to property insurance risk and is analogous to underwriting insurance in certain circumstances. By isolating insurance risk, these securities are largely uncorrelated to other more traditional investments. Risks associated with investment in catastrophe bonds would include, for example, a major hurricane or similar catastrophe striking a heavily populated area of the East Coast of the United States or a major earthquake with an epicenter in an urban area on the West Coast of the United States. In addition to specified trigger events, catastrophe bonds may expose the Fund to other risks, such as credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due), counterparty risk (the risk that a counterparty to a transaction in a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund), adverse regulatory or jurisdictional interpretations, adverse tax consequences, liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), and foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. From time to time, the volume of catastrophe bonds available in the market may be insufficient to enable the Fund to invest as great a percentage of its assets in catastrophe bonds as it would like.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF.
The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs, the shares of which are purchased in reliance on Section 12(d)(1)(F) of the 1940 Act, will not be obligated to redeem such shares in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
Exchange-Traded Notes Risk. Exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities that expose the Fund to the risk that an ETN’s issuer may be unable to pay, which means that the Fund is subject to issuer credit risk, including that the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying benchmark or strategy remaining unchanged. ETNs do not typically offer principal protection, so the Fund may lose some or all of its investment. The returns of ETNs are usually linked to the performance of a market benchmark or strategy, less investor fees and expenses. The Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s returns to be lower. The return on ETNs will typically be lower than the total return on a direct investment in the components of the underlying index or strategy because of the ETN’s investor fees and expenses. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying benchmark or strategy.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of
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currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.
Foreign Currency-Related Tax Risk. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income,” the Internal Revenue Service has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not qualifying income and there is a possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a RIC for one or more years. In the event the Internal Revenue Service issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (foreign sub-custodians), as permitted under the Investment Company Act of 1940 (the 1940 Act). Settlement practices for foreign securities
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may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, the Fund’s exposure to risks associated with investing in emerging market countries are magnified when the Fund invests in frontier market countries. The increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. In addition, frontier market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Many frontier market countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns and other conditions in other countries. Some frontier market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging markets securities to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of underlying funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Therefore, to the extent that the Fund invests significantly in a particular underlying fund, the Fund’s performance would be significantly impacted by the performance of such underlying fund. Generally, by investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few underlying funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objectives. There is no guarantee that the underlying funds will achieve their respective investment objectives. The performance of underlying funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds
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in which the Fund invests. Because the expenses and costs of each underlying fund are shared by its investors, redemptions by other investors in an underlying fund could result in decreased economies of scale and increased operating expenses for such underlying fund. These transactions might also result in higher brokerage, tax or other costs for an underlying fund. This risk may be particularly important when one investor owns a substantial portion of an underlying fund. For certain funds-of-funds, the Investment Manager typically selects underlying funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated funds) and will select an unaffiliated underlying fund only if the desired investment exposure is not available through an affiliated fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in underlying funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in underlying funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■	Asia Pacific Region. A number of countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in a region with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.
■	Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, significant private or public debt problems in a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which could adversely affect the value of your investment in the Fund. Any attempt by the Fund to hedge against or otherwise protect its portfolio or to profit from such circumstances may fail and, accordingly, an investment in the Fund could lose money over short or long periods.
■	Greater China. The Greater China region consists of Hong Kong, The People's Republic of China and Taiwan, among other countries, and the Fund's investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by
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currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region. Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is not made directly in the VIE (the actual Chinese operating company), but rather in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which the Fund is restricted from owning under Chinese law) is generally owned by Chinese nationals, and the Holding Company (in which the Fund invests) holds only contractual rights (rather than equity ownership) relating to the VIE, typically including a contractual claim on the VIE's profits. Shares of the Holding Company, in turn, are traded on exchanges outside of China and are available to non-Chinese investors such as the Fund. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and such legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements, or that the contracts are otherwise not enforceable under Chinese law. In any of these cases, a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. The Fund will typically have little or no ability to influence the VIE through proxy voting or other means because it is not a VIE owner/shareholder. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the Public Company Accounting Oversight Board, or other U.S. regulators. Recently, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
■	Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. A significant portion of Japan's trade is conducted with developing nations in East and Southeast Asia and its economy can be affected by conditions and currency
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fluctuations in these and other countries. For a number of years, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Securities in Japan are denominated and quoted in yen. As a result, the value of the Fund's Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Securities traded on Japanese stock exchanges have exhibited significant volatility in recent years. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
■	Latin America Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. The economies of many Latin American countries have experienced elevated and volatile interest rates, inflation rates and unemployment rates. Currency devaluations and exchange rate volatility have also been common among Latin American economies. Relatively high dependence upon commodities, such as petroleum, minerals, metals and agricultural products, amongst others, may cause certain Latin American economies to be particularly sensitive to fluctuations in commodity prices. International economic conditions, trade arrangements and flow of international capital may have significant impact on Latin American economies due to their relatively heavy reliance upon international trade. Latin American economies may also be susceptible to adverse government regulatory and economic intervention and controls which may negatively impact economic growth. Limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities from Latin American countries could adversely affect the Fund. Other risks associated with investments in Latin American economies may include inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.
■	Middle East and North Africa Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Middle East and North Africa region. The economies of many Middle Eastern and North African countries have experienced local and regional conflicts including terrorist activity, religious, ethnic and/or socio-economic unrest, acts of war or other conflicts in the region, as well as elevated and volatile interest rates, inflation rates and unemployment rates. Currency devaluations and exchange rate volatility have also been common among Middle Eastern and North African economies. Relatively high dependence upon commodities, such as petroleum and minerals amongst others, may cause certain Middle Eastern and North African economies to be particularly sensitive to fluctuations in commodity prices. International economic conditions, trade arrangements and flow of international capital may have a significant impact on Middle Eastern and North African economies due to their relatively heavy reliance upon international trade. Middle Eastern and North African economies may also be susceptible to adverse government regulatory and economic intervention and controls which may negatively impact economic growth. Limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities from Middle Eastern and North African countries could adversely affect the Fund. Other risks associated with investments in Middle Eastern and North African economies may include inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.
■	India. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers in India. Because the Fund invests predominantly in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. Uncertainty regarding inflation and currency exchange rates, fiscal policy, credit ratings and the possibility that future harmful political actions will be taken by the Indian government, could negatively impact the Indian economy and securities markets, and thus adversely affect the Fund’s performance. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies, market conditions, and prices and yields of securities in the Fund’s portfolio. The Fund’s performance will also be affected by changes in value of the Indian rupee versus the U.S. dollar. For example, if the value of the U.S. dollar goes up compared to the Indian rupee, an investment traded in the rupee will go down in value because it will be worth fewer U.S. dollars. Furthermore, the Fund may incur costs
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in connection with conversions between U.S. dollars and rupees.
Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies. Information regarding Indian corporations may be less reliable and all material information may not be available to the Fund. Securities laws in India are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, it may be difficult to obtain and enforce a judgment in a court in India. It may not be possible for the Fund to effect service of process in India, and if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets and which may impose additional costs on investment.

The Indian population is comprised of diverse religious, linguistic, ethnic and religious groups. India has, from time to time, experienced civil unrest and hostility with neighboring countries such as Pakistan. Violence and disruption associated with these tensions could have a negative effect on the economy and, consequently, adversely affect the Fund. Agriculture occupies a prominent position in the Indian economy, alongside India’s service and industrial sectors. Adverse changes in weather, including monsoons, and other natural disasters in India and surrounding regions can have a significant adverse effect on the Indian economy, which could adversely affect the Fund.
Global Economic Risk. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region or across the globe. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities.
EuroZone. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of your investment in the Fund.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs.
There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Brexit. Following the withdrawal by the UK from the EU, the UK and the EU entered into a Trade and Cooperation Agreement (TCA) in 2021, which governs certain parts of the future relationship between the UK and the EU. The TCA does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU. In particular, the TCA does not include an agreement on financial services. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. The uncertainty caused by the UK’s departure from the EU, which occurred in January 2020, could lead to prolonged political, legal, regulatory, tax and economic uncertainty and wider instability and volatility in the financial markets of the UK and more broadly across Europe. It may also lead to weakening corporate and financial confidence in such markets as the UK renegotiates the regulation of the provision of financial services within and to persons in the EU and potentially lower economic growth in the UK, Europe and globally, which may adversely affect the value of your investment in the Fund.
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Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses, but establishes other positions designed to gain from those same developments, which moderates the decline in value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is generally anticipated, causing it to be unable to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due), counterparty risk (the risk that a counterparty to a transaction in a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund) and liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price).
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Highly Leveraged Transactions Risk. The loans or other debt instruments in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
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Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Inflation Risk. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments. A Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.
IPO Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. IPOs sold within 12 months of purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Due to the expenses and costs of an underlying fund being shared by its investors, redemptions by other investors in the underlying funds could result in decreased economies of scale and increased operating expenses for such underlying fund. These transactions might also result in higher brokerage, tax or other costs for the underlying funds. This risk may be particularly important when one investor owns a substantial portion of the underlying funds. The Investment Manager has a conflict of interest in selecting affiliated underlying funds over unaffiliated underlying funds because it receives management fees from affiliated underlying funds, and it has a conflict in selecting among affiliated underlying funds, because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated underlying funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or
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more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in other underlying funds, including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund is not identified in a timely manner or at all.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
■	Small- and Mid-Cap Stock Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Large Purchases and Redemptions of Fund Shares Risk. The timing and magnitude of Fund share purchases and redemptions, including by large Fund shareholders transacting in large amounts of Fund shares, could prevent the Fund from being fully invested, or require the Fund to sell portfolio securities at unfavorable prices or hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Thus, large Fund share purchases and redemptions could adversely impact the Fund’s performance. Such Fund share activity may also increase the Fund’s transaction costs, which would also detract from Fund performance, while also having potentially negative tax consequences for investors. The Fund, because of a large redemption, may be forced to sell its liquid or more liquid positions, resulting in the Fund holding a higher percentage of less liquid or illiquid securities (i.e., investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the instrument). Because the expenses and costs of the Fund are shared by its investors, large redemptions in the Fund could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders. In addition, in the event of a Fund proxy proposal, one or more large investor(s) could dictate with its/their vote the results of the proposal, which may have a less favorable impact on minority-stake shareholders.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
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LIBOR Replacement Risk. LIBOR, which has historically been used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, among other “inter-bank offered” reference rates, is in the process of being discontinued as a global reference rate. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. Such investments may include bank loans, derivatives, floating rate loans, and other assets or liabilities. A majority of U.S. dollar LIBOR settings ceased publication on June 30, 2023. It is possible that a subset of U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. Any such publications may be, or may be considered, non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing and promoting SOFR as the alternative reference rate to U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of the discontinuation of LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on the Fund’s performance. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Governments and their regulatory agencies and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund or the Investment Manager or any Fund subadviser, as the case may be, are regulated or supervised. Such legislation or regulation could affect or preclude a Fund’s ability to achieve its investment objective.
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Governments and their regulatory agencies and self-regulatory organizations may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.
While the Investment Manager and any subadvisers can endeavor to take various preventative measures to address liquidity risk, including conducting periodic portfolio risk analysis/management and stress-testing, such measures may not be successful and may not have fully accounted for the specific circumstances that ultimately impact a Fund and its holdings.
Listed Private Equity Fund Investment Risk. Private equity funds include financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. The Fund is subject to the underlying risks that affect private equity funds in which it invests, which may include increased liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), pricing risk (the risk that the investment may be difficult to value), sector risk (the risk that a significant portion of Fund assets invested in one or more economic sectors may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Limited or incomplete information about the companies in which private equity funds invest, and relatively concentrated investment portfolios of private equity funds, may expose the Fund to greater volatility and risk of loss. Fund investment in private equity funds subjects Fund shareholders indirectly to the fees and expenses incurred by private equity funds.
Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days). This exposes the Fund to the risk that the receipt of principal and interest payments may be late due to delayed interest settlement. Extended settlement periods during significant Fund redemption activity could potentially cause increased short-term liquidity demands on the Fund. As a result, the Fund may be forced to sell investments at unfavorable prices, or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans created to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, including the Fund. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders. The remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the
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Fund would bear the risk that the collateral may decline in value while the Fund is holding it. From time to time, disagreements may arise amongst the holders of loans and debt in the capital structure of an issuer, which may give rise to litigation risks, including the risk that a court could take action adverse to the holders of the loan, which could negatively impact the Fund’s performance.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund will usually succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund would also be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may also be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.
Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment ideas regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The trading methods used by the portfolio managers may not take all of these factors into account.
The global macro programs to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used within different or other strategies, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions. In addition, as the share of assets invested in passive index-based strategies increases, price correlations among the securities included in an index may increase and the market value of securities, including those included in one or more market indices, may become less correlated with their underlying values. Because index-based strategies generally buy or sell securities based solely on their inclusion in an index, securities prices may rise or fall based on whether money is flowing into or out of these strategies rather than based on an analysis of the securities’ underlying values. This valuation disparity could lead to increased price volatility for individual securities, and the market as a whole, which may result in Fund losses.
In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the U.S. or foreign economies generally will be effective. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any such developments, may reduce liquidity in the market generally or have other adverse effects on an economy, a Fund or issuers in which the Fund invests.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international
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sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in less developed countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of these units have more limited rights to vote on matters affecting the partnership. These units may be subject to cash flow and dilution risks. There are also certain tax risks associated with such an investment. In particular, the Fund’s investment in master limited partnerships can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can limit the Fund’s ability to so qualify. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. In addition, there are risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Because a decision to impose or not impose such liquidity fees and/or redemption gates on an affiliated money market fund may negatively impact any Funds that invest in it, all to which the Investment Manager and Board may also owe a fiduciary duty, any recommendation by the Investment Manager or decision by the Board with respect to such fees or gates on the affiliated money market fund may present conflicts of interest to the Investment Manager and the Board. The Board of the affiliated money market fund, for example, could be conflicted by a determination to not impose such fees and/or gates at a time when, if implemented, the other Columbia Funds could potentially experience negative impacts, while not imposing such fees and/or gates could potentially result in a negative impact to the affiliated money market fund. Any decisions by the Board to favor such fees and/or gates could result in reduced or limited investments in the affiliated money market fund by the other Columbia Funds, which may lead to increased affiliated money market fund expenses (which would be borne by the remaining Fund investors).
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If a liquidity fee or redemption gate is imposed, an investing Columbia Fund may have to sell other investments at less than opportune times rather than using the cash invested in the money market fund to meet shareholder redemptions. The Investment Manager, as a result of any such fees and/or gates on an affiliated money market fund (or the potential imposition thereof, recognizing that the Investment Manager will be aware of the affiliated money market fund’s liquid assets position), may determine to not invest the other Columbia Funds’ assets in the affiliated money market fund, and potentially be forced to invest in more expensive, lower-performing investments.
Money Market Fund Risk. Although government money market funds (such as Government Money Market Fund) may seek to preserve the value of your investment at $1.00 per share, the NAVs of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such NAVs to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund's portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the NAV of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the NAV of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the NAV of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant NAV of $1.00 per share.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a
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common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Multi-Strategy Risk. The multi-strategy approach employed by the Fund involves special risks, which include the risk that investment decisions, at the Fund or the underlying fund level, may conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. Also, managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Fund or other investors.
Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), or may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not disclosed to the Fund or other investors. These strategies may involve risks under some market conditions that are not anticipated by the Investment Manager or the Fund.
Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
The Fund’s investments in municipal securities may include securities of issuers in the health care sector, which subjects the Fund’s investments to the risks associated with that sector, including the risk of regulatory action or policy changes by numerous governmental agencies and bodies, including federal, state, and local governmental agencies, as well as requirements imposed by private entities, such as insurance companies. A major source of revenue for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions, demand for services, expenses (including, among others, malpractice insurance premiums) and competition among health care providers. Additional factors also may adversely affect health care facility operations, such as adoption of legislation proposing a national health insurance program, other state or local health care reform measures, medical and technological advances that alter the need for or cost of health services or the way in which such services are delivered, changes in medical coverage that alter the traditional fee-for-service revenue stream, and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
The Fund’s investments in municipal securities may include transportation-related municipal bonds which may be used to finance projects including construction, maintenance and operations of non-toll and toll-backed roads, bridges, tunnels, railways, airports, seaports and other transportation systems. Transportation-related municipal bonds may be fully or partially backed by
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taxes, fees, tolls, or other sources of revenue. Investment in transportation-related municipal bonds may subject the Fund to the certain risks, including, but not limited to, the risk of insufficient or declining revenues from the sources backing the bonds, contractor non-performance or underperformance and unexpectedly higher construction, fuel or other costs.
Opportunistic Investing Risk. Undervalued securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the security's intrinsic worth or the expected value was misgauged. Securities that are believed to be undervalued by the portfolio managers may decline in price. Turnaround companies may never improve their fundamentals, may take much longer than expected to improve, or may improve much less than expected. Development stage companies could fail to develop and deplete their assets, resulting in large percentage losses.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Private Investments in Public Equity (PIPEs) Risk. PIPEs are equity securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class. Shares in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer). Generally, such restrictions cause the PIPEs to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.
Qualified Financial Contracts Risk. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators will require certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments or distinct market states and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the portfolio management team when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type
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of data can or will be used in a quantitative model. The portfolio management team may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Regulatory Risk — Alternative Investments. Legal, tax, and regulatory developments may adversely affect the Fund and its investments. The regulatory environment for the Fund and certain of its investments is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s or others’ interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund or any underlying funds or other investments to trade in securities or other instruments or the ability of the Fund or underlying funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.
The Fund’s business is dynamic and is expected to change over time. Therefore, the Fund and its underlying investments may be subject to new or additional regulatory constraints in the future. Such regulations may have a significant impact on shareholders or the operations of the Fund, including, without limitation, restricting the types of investments the Fund may make, preventing the Fund from exercising its voting rights with regard to certain financial instruments, requiring the Fund to disclose the identity of its investors or otherwise. To the extent the Fund or its underlying investments are subject to such regulation, such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.
Regulatory Risk — Liquidity Treatment. The SEC has recently proposed amendments to certain rules under the Investment Company Act of 1940 that, if adopted, would cause more investments to be treated as illiquid, which could prevent the Fund from investing in securities that the Investment Manager believes are attractive investment opportunities. If the changes are adopted as proposed, it may not be possible for certain funds, including Columbia Floating Rate Fund, to continue to pursue its current investment strategies, and the Investment Manager and the Board of Trustees of the Trust may determine that it would be in the best interests of Fund shareholders to change those strategies.
Regulatory Risk — Money Market Funds. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Regulatory Risk — U.S. Banking Law. Following the conversion of Ameriprise National Trust Bank into a federal savings bank in May 2019, Ameriprise Financial, Inc. continues to be subject to ongoing supervision by the Board of Governors for the Federal Reserve System as well as applicable U.S. federal banking laws, including the Home Owners Loan Act and certain parts of the Bank Holding Company Act, including Section 13 thereof (commonly referred to as the Volcker Rule). These laws impose limits on the amount and duration of any proprietary capital held in the Fund by the Investment Manager, Ameriprise Financial, Inc. or certain of their controlled affiliates or products. Failure to comply with those limitations could subject the Fund to limitations on its portfolio investments and/or trading restrictions which could adversely impact the Fund’s ability to execute its
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investment strategy. Under such circumstances, the Investment Manager and/or its affiliates may be required to reduce their ownership interests in the Fund or the Fund’s Board may liquidate the Fund, which may result in losses, increased transaction costs and/or adverse tax consequences for the Fund, each of which may adversely affect the value of your investment in the Fund.
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of your investment in the Fund to decline.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk (the risk that losses may be greater than the amount invested). Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that this strategy will be successful.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Sector Risk — Communication Services Sector Investment Risk. To the extent a Fund concentrates its investments in companies in the communication services sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the communication services sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many communication services sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Sector Risk — Consumer Discretionary/Staples Sector Investments. To the extent a Fund concentrates its investments in companies in the consumer discretionary and staples sectors, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary and staples sectors are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate changes, currency exchange rates, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer
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spending, and changing demographics and consumer tastes. Companies in these sectors may be subject to competitive forces (including competition brought by an influx of foreign brands), which may also have an adverse impact on their profitability. These sectors may be strongly affected by fads, marketing campaigns, changes in demographics and consumer preferences, and other economic or social factors affecting consumer demand. Governmental regulation, including price controls and regulations on packaging, labeling, competition, and certification, may affect the profitability of certain companies invested in by the Fund. Companies operating in these sectors may also be adversely affected by government and private litigation.
Sector Risk — Energy Sector Investments. To the extent a Fund concentrates its investments in companies in the energy sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices, energy fuel supply and demand factors, energy conservation, the success of exploration projects, local and international policies, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions.
Sector Risk — Financial Services Sector Investments. To the extent a Fund concentrates its investments in companies in the financial services sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Sector Risk — Health Care Sector Investments. To the extent a Fund concentrates its investments in companies in the health care sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Sector Risk — Industrials Sector Investments. To the extent a Fund concentrates its investments in companies in the industrials sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Sector Risk — Information Technology Sector Investment Risk. To the extent a Fund concentrates its investments in companies in the information technology sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have
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limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Sector Risk — Materials Investments. To the extent a Fund concentrates its investments in companies in the materials sector, it is more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resource areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions. In addition, prices of, and thus the Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply.
Sector Risk — Utilities Sector Investments. To the extent a Fund concentrates its investments in companies in the energy sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the utilities sector are subject to certain risks, including risks associated with government regulation, interest rate changes, financing difficulties, supply and demand for services or products, intense competition, natural resource conservation and commodity price fluctuations.
Short Positions Risk. A Fund that establishes short positions introduces more risk to the Fund than a fund that only takes long positions (where the fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Social Impact Investment Risk. The investment manager’s consideration of social impact may limit the Fund’s investment opportunities and, as a result, the Fund may underperform funds that do not consider social impact or consider it but make different investment decisions based thereon.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.
Special Purpose Acquisition Company (SPAC) Risk. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions (each a SPAC Transaction). If the Fund purchases shares of a SPAC in an IPO, it will generally pay a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a SPAC Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and/or cash. To the extent the SPAC is invested in cash or similar securities, this may impact
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a Fund’s ability to meet its investment objective(s). If a SPAC does not complete a SPAC Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. In some cases, the Fund will forfeit its right to receive additional warrants even if a SPAC Transaction occurs if the Fund holding the warrant or other right does not elect to participate in the SPAC Transaction.
Because SPACs often do not have an operating history or ongoing business other than seeking a SPAC Transaction, the value of their securities may be particularly dependent on the quality of their management and on the ability of the SPAC’s management to identify and complete a profitable SPAC Transaction. Some SPACs may pursue SPAC Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC may become illiquid and/or may be subject to restrictions on resale.
Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target SPAC Transaction; an attractive SPAC Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a SPAC Transaction, once identified or effected, may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. Securities purchased in initial public offerings which are sold within 12 months after purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income. Certain “special situation” investments are investments in securities or other instruments that may be classified as illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.
Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk (the risk of losses attributable to changes in interest rates) than traditional government securities with identical credit ratings.
Terrorism, War, Natural Disaster and Epidemic Risk. Terrorism, war, military confrontations and actions, other conflicts, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as widespread disease and virus outbreaks, epidemics and pandemics, have been and can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage
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Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Valuation Risk. The sales price the Fund (or an underlying fund or other investment vehicle) could receive, or actually receives, for any particular investment may differ from the Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets, debt securities sold in amounts less than institutional-sized lots (typically referred to as odd lots) or securities that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument. Investors who purchase or redeem Fund shares on days when the Fund is holding securities or other instruments (or holding shares of underlying funds or other investment vehicles that have fair-valued securities or other instruments in their portfolios) may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund (or underlying fund or other investment vehicle) had not fair-valued the security or instrument or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its NAV.
Warrants and Rights Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and subject the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), which may result in Fund losses. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares. Rights allow shareholders to buy the shares below the current market price. Rights are typically short-term instruments that are valued separately and trade in the secondary market during a subscription (or offering) period. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security.
When-Issued, Delayed Settlement and Forward Commitment Transactions, Including U.S. Treasury Floating Rate Notes Risk. When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. Such transactions include floating rate obligations issued by the U.S. Treasury. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. The supply of floating rate notes issued by the U.S. Treasury will be limited. There is no guarantee or assurance that: the Fund will be able to invest in a desired amount of floating rate notes or be able to buy floating rate notes at a desirable price; floating rate notes will continue to be issued by the U.S. Treasury; or floating rate notes will be actively traded. Any or all of the foregoing, should they occur, would negatively impact the Fund.
Zero-Coupon Bonds Risk. Zero-coupon bonds are bonds that do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount and their values may fluctuate more than the values of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and affects the amounts distributed to its shareholders, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.
Certain of the risks described above in this SAI may also apply, directly or indirectly, to the Investment Manager and any investment subadviser and their affiliates, which may negatively impact their respective abilities to provide services to the Funds, potentially resulting in losses to the Fund or other consequences.
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Borrowings
In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1⁄3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1⁄3% limitation.
Each Trust, on behalf of the Funds, has entered into a revolving credit facility agreement (the Credit Agreement) with a syndicate of banks led by Citibank N.A., Wells Fargo Bank N.A. and JPMorgan Chase Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an amendment and restatement dated October 27, 2022, the Credit Agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager or an affiliated investment manager (collectively, the Participating Funds), severally and not jointly, permits the Participating Funds to borrow up to an aggregate commitment amount of $950 million (the Commitment Limit) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. A Fund may borrow up to the maximum amount allowable under its current Prospectus and this SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for a Fund that may impact that Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Fund's return. If a Fund borrows pursuant to the Credit Agreement, that Fund is charged interest at a variable rate. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility. The availability of assets under the Credit Agreement can be affected by other Participating Funds’ borrowings under the agreement. As such, a Fund may be unable to borrow (or borrow further) under the Credit Agreement if the Commitment Limit has been reached.
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Lending of Portfolio Securities
To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or Investment Manager, of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. A Fund may loan securities to approved borrowers pursuant to borrower agreements in exchange for collateral at least equal in value to the loaned securities, marked to market daily. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral, but the Fund is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund.
If the market value of the loaned securities goes up, the Fund will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the Fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.
Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation. The Funds’ proxy voting policies and procedures are described in this SAI under Investment Management and Other Services – Proxy Voting Policies and Procedures – General.
Securities lending involves counterparty risk, including the risk that a borrower may not provide sufficient or any collateral when required or may not return the loaned securities, timely or at all. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral may only be invested in short-term, highly liquid obligations, and in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.
The Funds currently do not participate in the securities lending program, but the Board may determine to renew participation in the future.
Interfund Lending
Pursuant to an exemptive order granted by the SEC (the “Lending Order”), the Funds entered into a master interfund lending agreement (the “Interfund Program”) with each other and certain other funds advised by the Investment Manager or its affiliates. For purposes of this subsection only, the term “Participating Fund” includes the Funds and any other fund advised by the Investment Manager that is subject to the Lending Order. Under the Interfund Program, each Participating Fund may lend money directly to and, other than closed-end funds and money market funds (including Government Money Market Fund), borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an “Interfund Loan”). Participating Funds issuing Interfund Loans are referred to below as “Borrowing Funds,” and Participating Funds acquiring Interfund Loans are referred to below as “Lending Funds.” All Interfund Loans would consist only of uninvested cash reserves that the Lending Fund otherwise could invest directly or indirectly in short-term repurchase agreements or other short-term instruments.
If a Participating Fund has outstanding bank borrowings, any Interfund Loan to the Participating Fund will: (i) be at an interest rate equal to or lower than the interest rate of any outstanding bank loan; (ii) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (iii) have a maturity no longer than any outstanding bank loan (and in any event not longer than seven days); and (iv) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Participating Fund, that event of default
Statement of Additional Information – August 1, 2023	100

will automatically (without need for action or notice by the Lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the Lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the Borrowing Fund.
A Participating Fund may make an unsecured borrowing under the Interfund Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Participating Fund’s total outstanding borrowings immediately after borrowing under the Interfund Program exceed 10% of its total assets, the Participating Fund may borrow under the Interfund Program on a secured basis only. A Participating Fund may not borrow under the Interfund Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental restriction or non-fundamental policy.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the Lending Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the Lending Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a Lending Fund and may be repaid on any day by a Borrowing Fund.
The limitations described above and the other conditions of the Lending Order are designed to minimize the risks associated with Interfund Lending for both the Lending Fund and the Borrowing Fund. However, no borrowing or lending activity is without risk. When a Participating Fund borrows money from another Participating Fund under the Interfund Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the Borrowing Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Participating Fund. Interfund Loans are subject to the risk that the Borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a Lending Fund could result in a lost opportunity or additional lending costs for the Lending Fund. No Participating Fund may borrow more than the amount permitted by its investment restrictions. Because the Investment Manager provides investment management services to both the Lending Fund and the Borrowing Fund, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high quality money market instruments. The Participating Funds have adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, Government Money Market Fund may only participate in the Interfund Program as a Lending Fund.
Statement of Additional Information – August 1, 2023	101

INVESTMENT MANAGEMENT AND OTHER SERVICES
The Investment Manager and Subadvisers
Columbia Management Investment Advisers, LLC, located at 290 Congress Street, Boston, MA 02210, is the investment manager of the Funds as well as for other funds in the Columbia Funds Complex. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial, which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial is a holding company, which primarily conducts business through its subsidiaries to provide financial planning, products and services that are designed to be utilized as solutions for clients’ cash and liquidity, asset accumulation, income, protection and estate and wealth transfer needs.
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “global” business). From time to time, the Investment Manager (or any affiliated investment subadviser to the Funds, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Funds. These Participating Affiliates will provide services to the Funds and other accounts of the Investment Manager (or any affiliated investment subadviser to the Funds, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Funds will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the CFTC in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Funds' prospectuses and this SAI, and with the Investment Manager’s and the Funds' compliance policies and procedures, provide services to the Funds.
As a manager of global equities, fixed income and real estate assets, Columbia Management seeks to provide its investment professionals, including Fund portfolio managers, with access to various internal tools and resources that they may use to enhance or supplement their investment processes, including access to Columbia Management’s proprietary Fundamental Research capability, Quantitative Equity Research capability, and Responsible Investing Research capability, each as further described below.
Columbia Management’s Equity and Fixed Income Fundamental Research Capability
Columbia Management and its advisory affiliates maintain an internal central research function for both equity and fixed income. Investment analysts who are responsible for central research provide their views on specific issuers and securities internally for general consumption by other analysts and portfolio managers, as well as to investment personnel of certain of our advisory affiliates. Fund portfolio managers may, by way of example, seek to leverage the central fundamental research for sector expertise. Equity analysts that are tied to specific portfolio management teams or strategies generally do not provide their research internally in this manner but may share their investment views with investment personnel (including personnel at certain of our advisory affiliates) via email or other form of communication. In addition, certain of our research analysts have portfolio management responsibilities that may create potential conflicts of interest with respect to the allocation of investment research. We have adopted policies and related controls to manage these conflicts.
Columbia Management’s Quantitative Equity Research Capability
Columbia Management’s quantitative research team applies fundamental investment concepts within a quantitative and systematic framework to create robust sector- and industry-specific multi-factor stock selection models across three broad categories, including valuation (such as cash flow yield), catalyst (such as price momentum) and quality (such as earnings quality) models, to rank the securities within a sector/industry. A company’s rating is scaled from 1 (most attractive) to 5 (least attractive) based on the relative ranking of its overall score from its multi-factor model. The ranking results are another available resource internally for general consumption by other analysts and Fund portfolio managers, as well as to investment personnel of certain of our advisory affiliates. Fund portfolio managers may, by way of example, seek to leverage this information for the Funds they manage.
Columbia Management’s Responsible Investing Research Capability
Columbia Management maintains an internal central Responsible Investment (RI) research function. Columbia Management became a signatory to the United Nations-supported Principles for Responsible Investment (PRI) in October 2014. The PRI initiative is based on six principles that address the integration of environmental, social and governance (ESG) factors into
Statement of Additional Information – August 1, 2023	102

investment decision-making and stewardship practices. As a PRI signatory, Columbia Management has made a commitment by investing in the resources, enhanced analytics and data to supplement its standard fundamental and quantitative tools to help its investment teams expand their investment mosaic to potentially consider and integrate extra-financial ESG factors that seek to identify material associated risks and opportunities that may bear on the long-term value creation and sustainability of a company. While Columbia Management follows the PRI principles, becoming a PRI signatory does not require the application of specific RI factors in Columbia Management’s investment process, and Columbia Management may take actions inconsistent with the PRI if, in its judgment, it is in the best interests of its clients to do so.
While Columbia Management believes that evaluating RI research and analysis enables portfolio managers to make better-informed investment decisions, each portfolio management team within Columbia Management makes its own investment decisions and certain teams may place more, less or no emphasis on ESG factors in any given investment decision. Columbia Management believes in being an active and responsible steward of the capital entrusted to it by our clients. Consistent with this philosophy and the duty to act in the best interests of our clients, our publicly available Stewardship Principles form an important part of our investment framework and guidelines. These Principles outline the governance of Columbia Management’s stewardship activities as they apply across asset classes, as well as specifying Columbia Management’s approach to monitoring the companies in which it invests and the role within stewardship of engagement and proxy voting.
Services Provided
Each Fund has entered into the Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager has contracted to, subject to general oversight by the Board, manage and supervise the day-to-day operations and business affairs of the Funds. In this role, the Investment Manager furnishes each such Fund with investment research and advice and all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund. Under the Management Agreement, any liability of the Investment Manager to the Trusts, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.
The Management Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Board or by a vote of a majority of the outstanding voting securities of a Fund. The Management Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from its initial effective date and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trusts.
The Investment Manager pays all compensation of the Trustees and officers of the Trusts who are employees of the Investment Manager or its affiliates, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds (excluding those Funds that pay a unified fee, as footnoted below). Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expenses incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of printing and mailing Fund prospectuses to shareholders.
The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Management Agreement.
Management Agreement Fee Rates
Each Fund set forth in the table below, unless otherwise noted, pays the Investment Manager an annual fee for its management services, as set forth in the Management Agreement and the table below. The fee is calculated as a percentage of the daily net assets of each Fund and is paid monthly. The Investment Manager and/or its affiliates may from time to time waive fees and/or reimburse certain Fund expenses. See the Funds’ prospectuses for more information.
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Management Agreement Fee Schedule
Fund	Assets (millions)	Annual rate at each asset level
Balanced Fund(a)	$0 - $500	0.7200%
	>$500 - $1,000	0.6700%
	>$1,000 - $1,500	0.6200%
	>$1,500 - $3,000	0.5700%
	>$3,000 - $6,000	0.5500%
	>$6,000 - $12,000	0.5300%
	>$12,000 - $15,600	0.5200%
	>$15,600 - $20,300	0.5175%
	>$20,300 - $26,400	0.5150%
	>$26,400 - $34,300	0.5125%
	>$34,300 - $44,600	0.5100%
	>$44,600	0.5075%
Bond Fund	$0 - $500	0.500%
Corporate Income Fund	>$500 - $1,000	0.495%
MM Total Return Bond Strategies Fund	>$1,000 - $2,000	0.480%
Quality Income Fund	>$2,000 - $3,000	0.460%
Total Return Bond Fund	>$3,000 - $6,000	0.450%
	>$6,000 - $7,500	0.430%
	>$7,500 - $9,000	0.415%
	>$9,000 - $12,000	0.410%
	>$12,000 - $20,000	0.390%
	>$20,000 - $24,000	0.380%
	>$24,000 - $50,000	0.360%
	>$50,000	0.340%
CA Intermediate Municipal Bond Fund	$0 - $250	0.470%
	>$250 - $500	0.465%
	>$500 - $1,000	0.415%
	>$1,000 - $1,500	0.380%
	>$1,500 - $3,000	0.350%
	>$3,000 - $6,000	0.330%
	>$6,000 - $12,000	0.320%
	>$12,000	0.310%
Commodity Strategy Fund(b)	$0 - $500	0.630%
	>$500 - $1,000	0.580%
	>$1,000 - $3,000	0.550%
	>$3,000 - $6,000	0.520%
	>$6,000 - $12,000	0.500%
	>$12,000	0.490%
Contrarian Core Fund(g)	$0 - $500	0.7700%
	>$500 - $1,000	0.7200%
	>$1,000 - $1,500	0.6700%
	>$1,500 - $3,000	0.6200%
	>$3,000 - $6,000	0.6000%
	>$6,000 - $12,000	0.5800%
	>$12,000 - $15,600	0.5700%
	>$15,600 - $20,300	0.5675%
	>$20,300 - $26,400	0.5650%
	>$26,400 - $34,300	0.5625%
	>$34,300 - $44,600	0.5600%
	>$44,600 - $58,000	0.5575%
	>$58,000	0.5550%
Convertible Securities Fund(g)	$0 - $500	0.820%
Select Mid Cap Growth Fund	>$500 - $1,000	0.770%
Select Mid Cap Value Fund	>$1,000 - $1,500	0.720%
	>$1,500 - $3,000	0.670%
	>$3,000 - $12,000	0.660%
	>$12,000	0.650%
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Fund	Assets (millions)	Annual rate at each asset level
CT Intermediate Municipal Bond Fund	$0 - $250	0.470%
MA Intermediate Municipal Bond Fund	>$250 - $500	0.465%
MN Tax-Exempt Fund	>$500 - $1,000	0.415%
NY Intermediate Municipal Bond Fund	>$1,000 - $3,000	0.380%
OR Intermediate Municipal Bond Fund	>$3,000 - $6,000	0.340%
Strategic CA Municipal Income Fund	>$6,000 - $7,500	0.330%
Strategic NY Municipal Income Fund	>$7,500 - $12,000	0.320%
	>$12,000	0.310%
Disciplined Core Fund	$0 - $500	0.750%
Disciplined Growth Fund	>$500 - $1,000	0.700%
Disciplined Value Fund	>$1,000 - $1,500	0.650%
Large Cap Enhanced Core Fund	>$1,500 - $3,000	0.600%
	>$3,000 - $6,000	0.580%
	>$6,000 - $12,000	0.560%
	>$12,000	0.550%
Dividend Income Fund(a)	$0 - $500	0.7200%
	>$500 - $1,000	0.6700%
	>$1,000 - $1,500	0.6200%
	>$1,500 - $3,000	0.5700%
	>$3,000 - $6,000	0.5500%
	>$6,000 - $12,000	0.5300%
	>$12,000 - $15,600	0.5200%
	>$15,600 - $20,300	0.5175%
	>$20,300 - $26,400	0.5150%
	>$26,400 - $34,300	0.5125%
	>$34,300 - $44,600	0.5100%
	>$44,600 - $58,000	0.5075%
	>$58,000 - $75,400	0.5050%
	>$75,400	0.5025%
Dividend Opportunity Fund	$0 - $500	0.720%
Global Opportunities Fund(c)	>$500 - $1,000	0.670%
Global Value Fund	>$1,000 - $1,500	0.620%
Large Cap Value Fund	>$1,500 - $3,000	0.570%
MM Value Strategies Fund	>$3,000 - $6,000	0.550%
	>$6,000 - $12,000	0.530%
	>$12,000	0.520%
Emerging Markets Bond Fund	$0 - $500	0.600%
Strategic Income Fund	>$500 - $1,000	0.590%
	>$1,000 - $2,000	0.575%
	>$2,000 - $3,000	0.555%
	>$3,000 - $6,000	0.530%
	>$6,000 - $7,500	0.505%
	>$7,500 - $9,000	0.490%
	>$9,000 - $10,000	0.481%
	>$10,000 - $12,000	0.469%
	>$12,000 - $15,000	0.459%
	>$15,000 - $20,000	0.449%
	>$20,000 - $24,000	0.433%
	>$24,000 - $50,000	0.414%
	>$50,000	0.393%
Emerging Markets Fund	$0 - $500	1.100%
	>$500 - $1,000	1.060%
	>$1,000 - $1,500	0.870%
	>$1,500 - $3,000	0.820%
	>$3,000 - $6,000	0.770%
	>$6,000 - $12,000	0.720%
	>$12,000	0.700%
Flexible Capital Income Fund	$0 - $500	0.650%
	>$500 - $1,000	0.630%
	>$1,000 - $3,000	0.610%
	>$3,000 - $6,000	0.570%
	>$6,000	0.540%
Statement of Additional Information – August 1, 2023	105

Fund	Assets (millions)	Annual rate at each asset level
Floating Rate Fund	$0 - $250	0.660%
High Yield Bond Fund	>$250 - $500	0.645%
Income Opportunities Fund	>$500 - $750	0.635%
	>$750 - $1,000	0.625%
	>$1,000 - $2,000	0.610%
	>$2,000 - $3,000	0.600%
	>$3,000 - $6,000	0.565%
	>$6,000 - $7,500	0.540%
	>$7,500 - $9,000	0.525%
	>$9,000 - $10,000	0.500%
	>$10,000 - $12,000	0.485%
	>$12,000 - $15,000	0.475%
	>$15,000 - $20,000	0.465%
	>$20,000 - $24,000	0.440%
	>$24,000 - $50,000	0.425%
	>$50,000	0.400%
Global Technology Growth Fund(g)	$0 - $500	0.870%
MM Small Cap Equity Strategies Fund	>$500 - $1,000	0.820%
Select Small Cap Value Fund	>$1,000 - $3,000	0.770%
Small Cap Growth Fund	>$3,000 - $12,000	0.760%
Small Cap Value Fund II	>$12,000	0.750%
Government Money Market Fund(i)	$0 - $500	0.330%
	>$500 - $1,000	0.325%
	>$1,000 - $1,500	0.303%
	>$1,500 - $2,000	0.285%
	>$2,000 - $2,500	0.268%
	>$2,500 - $3,000	0.250%
	>$3,000 - $5,000	0.240%
	>$5,000 - $6,000	0.220%
	>$6,000 - $7,500	0.200%
	>$7,500 - $9,000	0.195%
	>$9,000 - $10,000	0.170%
	>$10,000 - $12,000	0.160%
	>$12,000 - $15,000	0.150%
	>$15,000 - $20,000	0.140%
	>$20,000 - $24,000	0.130%
	>$24,000	0.120%
Greater China Fund	$0 - $1,000	0.950%
	>$1,000 - $1,500	0.870%
	>$1,500 - $3,000	0.820%
	>$3,000 - $6,000	0.770%
	>$6,000	0.720%
High Yield Municipal Fund	$0 - $500	0.540%
	>$500 - $1,000	0.535%
	>$1,000 - $2,000	0.505%
	>$2,000 - $3,000	0.480%
	>$3,000 - $6,000	0.445%
	>$6,000 - $7,500	0.420%
	>$7,500 - $10,000	0.410%
	>$10,000 - $12,000	0.400%
	>$12,000 - $15,000	0.390%
	>$15,000 - $24,000	0.380%
	>$24,000 - $50,000	0.360%
	>$50,000	0.340%
Statement of Additional Information – August 1, 2023	106

Fund	Assets (millions)	Annual rate at each asset level
Intermediate Duration Municipal Bond Fund	$0 - $500	0.480%
Tax-Exempt Fund	>$500 - $1,000	0.475%
U.S. Social Bond Fund	>$1,000 - $2,000	0.445%
	>$2,000 - $3,000	0.420%
	>$3,000 - $6,000	0.385%
	>$6,000 - $9,000	0.360%
	>$9,000 - $10,000	0.350%
	>$10,000 - $12,000	0.340%
	>$12,000 - $15,000	0.330%
	>$15,000 - $24,000	0.320%
	>$24,000 - $50,000	0.300%
	>$50,000	0.290%
International Dividend Income Fund	$0 - $500	0.770%
Large Cap Growth Fund	>$500 - $1,000	0.720%
Large Cap Growth Opportunity Fund	>$1,000 - $1,500	0.670%
MM Growth Strategies Fund	>$1,500 - $3,000	0.620%
Select Large Cap Equity Fund	>$3,000 - $6,000	0.600%
Select Large Cap Growth Fund	>$6,000 - $12,000	0.580%
	>$12,000	0.570%
Large Cap Index Fund(h)	All assets	0.200%
Mid Cap Index Fund
Small Cap Index Fund(h)
Limited Duration Credit Fund	$0 - $500	0.430%
Short Duration Municipal Bond Fund	>$500 - $1,000	0.425%
Short Term Bond Fund	>$1,000 - $2,000	0.415%
	>$2,000 - $3,000	0.410%
	>$3,000 - $6,000	0.395%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $10,000	0.360%
	>$10,000 - $12,000	0.350%
	>$12,000 - $15,000	0.340%
	>$15,000 - $20,000	0.330%
	>$20,000 - $24,000	0.320%
	>$24,000 - $50,000	0.300%
	>$50,000	0.280%
MM Alternative Strategies Fund(b)	$0 - $500	1.100%
	>$500 - $1,000	1.050%
	>$1,000 - $3,000	1.020%
	>$3,000 - $6,000	0.990%
	>$6,000 - $12,000	0.960%
	>$12,000	0.950%
MM Directional Alternative Strategies Fund	All assets	1.60%
MM International Equity Strategies Fund	$0 - $500	0.870%
Overseas Value Fund	>$500 - $1,000	0.820%
	>$1,000 - $1,500	0.770%
	>$1,500 - $3,000	0.720%
	>$3,000 - $6,000	0.700%
	>$6,000 - $12,000	0.680%
	>$12,000	0.670%
Mortgage Opportunities Fund	$0 - $500	0.650%
	>$500 - $1,000	0.645%
	>$1,000 - $2,000	0.630%
	>$2,000 - $3,000	0.620%
	>$3,000 - $6,000	0.595%
	>$6,000 - $7,500	0.580%
	>$7,500 - $9,000	0.565%
	>$9,000 - $10,000	0.555%
	>$10,000 - $12,000	0.545%
	>$12,000	0.535%
Statement of Additional Information – August 1, 2023	107

Fund	Assets (millions)	Annual rate at each asset level
Multi Strategy Alternatives Fund(b)	$0 - $500	0.960%
	>$500 - $1,000	0.955%
	>$1,000 - $3,000	0.950%
	>$3,000 - $12,000	0.940%
	>$12,000	0.930%
Multisector Bond SMA Completion Portfolio	All assets	0.00%
Overseas SMA Completion Portfolio
Solutions Aggressive Portfolio
Solutions Conservative Portfolio
Overseas Core Fund(d)	$0 - $250	0.870%
Select Global Equity Fund(e)	>$250 - $500	0.855%
	>$500 - $750	0.820%
	>$750 - $1,000	0.800%
	>$1,000 - $1,500	0.770%
	>$1,500 - $3,000	0.720%
	>$3,000 - $6,000	0.700%
	>$6,000 - $12,000	0.680%
	>$12,000 - $20,000	0.670%
	>$20,000 - $24,000	0.660%
	>$24,000 - $50,000	0.650%
	>$50,000	0.620%
Real Estate Equity Fund	$0 - $500	0.750%
	>$500 - $1,000	0.745%
	>$1,000 - $1,500	0.720%
	>$1,500 - $3,000	0.670%
	>$3,000	0.660%
Select Large Cap Value Fund	$0 - $500	0.770%
	>$500 - $1,000	0.715%
	>$1,000 - $3,000	0.615%
	>$3,000 - $6,000	0.600%
	>$6,000 - $12,000	0.580%
	>$12,000	0.570%
Seligman Global Technology Fund(a)	$0 - $500	0.9150%
Seligman Technology and Information Fund(a)	>$500 - $1,000	0.9100%
	>$1,000 - $3,000	0.9050%
	>$3,000 - $4,000	0.8650%
	>$4,000 - $6,000	0.8150%
	>$6,000 - $12,000	0.7650%
	>$12,000 - $20,000	0.7550%
	>$20,000 - $24,000	0.7450%
	>$24,000 - $50,000	0.7350%
	>$50,000	0.7050%
Small Cap Value Fund I(f)	$0 - $500	0.850%
	>$500 - $1,000	0.800%
	>$1,000 - $3,000	0.750%
	>$3,000 - $12,000	0.740%
	>$12,000	0.730%
Strategic Municipal Income Fund	$0 - $500	0.480%
	>$500 - $1,000	0.475%
	>$1,000 - $2,000	0.445%
	>$2,000 - $3,000	0.420%
	>$3,000 - $6,000	0.385%
	>$6,000 - $7,500	0.360%
	>$7,500 - $10,000	0.350%
	>$10,000 - $12,000	0.340%
	>$12,000 - $15,000	0.330%
	>$15,000 - $24,000	0.320%
	>$24,000 - $50,000	0.300%
	>$50,000	0.290%
U.S. Treasury Index Fund(h)	All assets	0.400%
Ultra Short Term Bond Fund	All assets	0.210%
Statement of Additional Information – August 1, 2023	108

(a)	Effective July 1, 2022, the management fee schedule changed resulting in a fee rate decrease for certain asset levels.
(b)	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (Subsidiaries). Fees payable by the Fund under this agreement shall be reduced by any management services fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(c)	This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay a management services fee (or an investment advisory services fee, as applicable) to the Investment Manager, including other funds advised by the Investment Manager that do not pay a management services fee (or an investment advisory services fee, as applicable), derivatives and individual securities. The Fund does not pay a management services fee on assets that are invested in underlying funds, including any ETFs, that pay a management services fee (or an investment advisory services fee, as applicable) to the Investment Manager.
(d)	Effective July 1, 2020, the management fee schedule changed resulting in a fee rate decrease for certain asset levels.
(e)	Effective July 8, 2020, the management fee schedule changed resulting in a fee rate decrease for certain asset levels.
(f)	Effective July 8, 2020, the management fee schedule changed resulting in a fee rate decrease for all asset levels.
(g)	Effective July 1, 2021, the management fee schedule changed resulting in a fee rate decrease for certain asset levels.
(h)	The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, Rule 12b-1 and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation expenses.
(i)	Effective July 1, 2022, the management fee schedule changed resulting in a fee rate decrease for all asset levels.
Adaptive Retirement Funds. The Investment Manager had implemented a schedule for the Adaptive Retirement Funds’ management services fees whereby each Fund pays (i) a 0.02% management services fee on its assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management services fee (or advisory services fee, as applicable) to the Investment Manager; and (ii) a 0.47% management services fee on its assets invested in any other securities or instruments, including any underlying fund that does not pay a management services fee (or advisory services fee) to the Investment Manager, such as Solutions Aggressive Portfolio and Solutions Conservative Portfolio, third party funds, derivatives and individual securities.
In March 2023, the Board approved bundling each Fund’s fee structure, which became effective June 1, 2023, whereby Class Adv and Class Inst3 will pay a single unified fee at an annual rate of 0.55% and 0.30% of the average daily net assets of Class Adv and Class Inst3 shares, respectively. The 0.55% unified fee rate for Class Adv is made up of two components: a core advisory fee rate of 0.30%, plus a 0.25% class-specific administration fee component which covers class-specific shareholder service-related expenses, including payment to intermediaries of up to 0.25% for sub-transfer agency services provided to Class Adv shareholders. The 0.30% unified fee rate for Class Inst3 also includes the 0.30% core advisory fee component, but is not subject to a class-specific shareholder-service component.
Adaptive Risk Allocation Fund. The Fund pays the Investment Manager a management services fee according to the following schedules:
Asset Category	Assets (millions)	Annual rate at each asset level

Category 1: Assets invested in affiliated mutual funds, exchange- traded funds and closed-end funds that pay a management services fee (or an investment management services fee, as applicable) to the Investment Manager.	$0 - $500	0.060%
	>$500 - $1,000	0.055%
	>$1,000 - $3,000	0.050%
	>$3,000 - $12,000	0.040%
	>$12,000	0.030%
Category 2: Assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates.	$0 - $500	0.160%
	>$500 - $1,000	0.155%
	>$1,000 - $3,000	0.150%
	>$3,000 - $12,000	0.140%
	>$12,000	0.130%
Category 3: Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay a management services fee (or an investment management services fee, as applicable) to the Investment Manager, third party closed-end funds, derivatives and individual securities.	$0 - $500	0.760%
	>$500 - $1,000	0.745%
	>$1,000 - $1,500	0.730%
	>$1,500 - $3,000	0.720%
	>$3,000 - $6,000	0.690%
	>$6,000 - $12,000	0.665%
	>$12,000	0.630%
In no event shall the management services fee be negative even if the value of one of the categories is a negative amount (for instance, if the Fund’s liabilities exceed the value of assets in Category 3). Although the fee for each category is calculated separately and there is no negative management services fee, the Investment Manager currently intends to calculate the management services fee by reducing (but not below $0) any management services fee payable on one category by any negative management services fee in another category. The Investment Manager may change this calculation methodology at any time.
Statement of Additional Information – August 1, 2023	109

Capital Allocation Portfolios. The Investment Manager has implemented a schedule for the Capital Allocation Portfolios’ management services fees whereby each of the Funds pay (i) 0.02% on net assets invested in funds advised by the Investment Manager (excluding any underlying funds that do not pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), (ii) 0.12% on net assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.57% on net assets invested in securities, other than third-party advised mutual funds, and in the Investment Manager’s proprietary funds that do not pay a management services fee (or investment advisory services fee, as applicable) (including exchange-traded funds, derivatives and individual securities).
Income Builder Fund. The Investment Manager implemented a schedule for Income Builder Fund’s management services fee whereby the Fund pays 0.02% on all net assets.
Under the Management Agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the Investment Manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a Fund’s participation in inverse floater structures; and expenses properly payable by a Fund, approved by the Board.
Management Services Fees Paid. The table below shows the total management services fees paid by each Fund, as applicable, under the Management Agreement for the last three fiscal periods (net of management services fee waivers). The table is organized by fiscal year end. For more information about fees waived or Fund expenses reimbursed by the Investment Manager, see Expense Limitations.
Management Services Fees
	Management Services Fees
	2023	2022	2021
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$446,537	$542,608	$510,838
Capital Allocation Conservative Portfolio	160,667	171,901	258,667
Capital Allocation Moderate Aggressive Portfolio	576,226	767,200	2,229,560
Capital Allocation Moderate Conservative Portfolio	190,588	225,492	524,962
Capital Allocation Moderate Portfolio	426,661	557,146	986,753
Income Builder Fund	291,729	333,998	270,353
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	12,167,755	18,506,296	14,178,875
Global Value Fund	5,954,368	7,076,763	5,420,431
Large Cap Enhanced Core Fund	2,836,832	3,444,662	3,271,689
Large Cap Growth Opportunity Fund	9,288,037	13,400,347	11,585,002
Large Cap Index Fund	6,165,243	7,592,485	6,712,893
Mid Cap Index Fund	5,300,635	6,746,461	6,055,023
Overseas Core Fund	7,850,696	8,289,849	4,529,021
Overseas Value Fund	19,484,110	20,379,104	12,831,802
Select Large Cap Equity Fund	9,158,688	10,024,393	6,482,430
Select Mid Cap Value Fund	19,004,174	19,191,348	13,047,043
Small Cap Index Fund	7,223,326	8,941,618	6,406,653
Small Cap Value Fund II	10,882,897	12,213,435	8,808,325
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund	6,327	8,770	29,267
Adaptive Retirement 2025 Fund	4,699	6,425	14,415
Adaptive Retirement 2030 Fund	10,663	13,727	11,375
Adaptive Retirement 2035 Fund	7,205	8,709	7,447
Adaptive Retirement 2040 Fund	6,717	8,824	6,647
Statement of Additional Information – August 1, 2023	110

	Management Services Fees
	2023	2022	2021
Adaptive Retirement 2045 Fund	$5,809	$8,133	$5,749
Adaptive Retirement 2050 Fund	6,835	8,456	6,138
Adaptive Retirement 2055 Fund	7,023	9,035	5,461
Adaptive Retirement 2060 Fund	8,482	9,332	5,588
MM Growth Strategies Fund	24,510,241	27,059,592	22,408,065
Select Large Cap Growth Fund	8,865,863	14,323,957	14,558,858
Short Term Bond Fund	4,483,284	5,055,151	4,430,574
Solutions Aggressive Portfolio(a)	N/A	N/A	N/A
Solutions Conservative Portfolio(a)	N/A	N/A	N/A
	2022	2021	2020
For Funds with fiscal period ending April 30
Bond Fund	5,680,830	3,993,853	2,052,692
CA Intermediate Municipal Bond Fund	2,094,548	2,147,926	2,061,046
Corporate Income Fund	7,895,106	6,218,370	5,701,960
MM Directional Alternative Strategies Fund	4,300,211	3,897,950	3,943,529
Short Duration Municipal Bond Fund	3,328,375	3,108,739	3,511,060
Small Cap Value Fund I	9,303,647	5,982,116	4,579,241
Total Return Bond Fund	15,626,595	11,286,582	10,060,113
U.S. Treasury Index Fund	5,973,899	4,744,922	3,827,947
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	29,704,707	25,630,626	20,458,219
Commodity Strategy Fund	2,732,246	2,176,511	1,934,695
Dividend Income Fund	200,847,639	144,330,100	94,042,167
Dividend Opportunity Fund	15,680,027	14,186,003	16,104,550
Flexible Capital Income Fund	8,999,769	6,536,423	6,175,965
High Yield Bond Fund	11,041,103	9,989,557	9,018,272
High Yield Municipal Fund	4,108,904	3,940,655	4,277,480
Large Cap Value Fund	17,262,181	13,600,050	12,117,312
MM Value Strategies Fund	30,835,150	25,398,786	19,095,284
Mortgage Opportunities Fund	26,779,541	14,245,789	10,789,319
Multi Strategy Alternatives Fund	8,136,161	7,038,981	5,339,531
Quality Income Fund	10,559,660	9,340,388	9,447,617
Select Large Cap Value Fund	13,836,159	8,563,579	7,726,928
Select Small Cap Value Fund	4,953,850	3,921,737	3,837,748
Seligman Technology and Information Fund	89,255,818	71,805,854	54,491,686
For Funds with fiscal period ending July 31
Disciplined Core Fund	29,279,467	28,285,302	26,833,909
Disciplined Growth Fund	1,970,655	2,612,749	3,426,367
Disciplined Value Fund	1,512,249	2,623,540	4,698,252
Floating Rate Fund	5,627,756	4,241,794	5,195,218
Global Opportunities Fund	3,492,229	3,877,653	3,644,588
Government Money Market Fund	2,080,553	2,187,014	2,155,703
Income Opportunities Fund	5,589,627	8,341,964	8,445,517
Statement of Additional Information – August 1, 2023	111

	Management Services Fees
	2022	2021	2020
Large Cap Growth Fund	$32,952,655	$31,137,330	$23,896,337
Limited Duration Credit Fund	4,309,472	4,175,452	3,027,073
MN Tax-Exempt Fund	3,457,396	3,411,848	3,134,173
OR Intermediate Municipal Bond Fund	1,640,959	1,668,598	1,650,284
Strategic Municipal Income Fund	12,118,281	11,629,815	10,034,164
Tax-Exempt Fund	13,414,917	14,470,072	14,649,409
U.S. Social Bond Fund	343,254	322,080	265,837
Ultra Short Term Bond Fund	7,738,672	6,755,596	2,767,563
For Funds with fiscal period ending August 31
Balanced Fund	49,506,664	47,511,078	39,932,542
Contrarian Core Fund	73,066,834	71,031,504	59,086,521
Emerging Markets Bond Fund	2,029,712	2,139,819	2,225,520
Emerging Markets Fund	19,068,491	19,076,185	13,690,857
Global Technology Growth Fund	21,893,401	22,485,851	14,948,888
Greater China Fund	1,508,633	1,974,572	1,181,954
International Dividend Income Fund	3,772,810	3,667,047	3,566,817
MM Alternative Strategies Fund	5,796,605	5,432,519	5,185,136
MM International Equity Strategies Fund	19,924,955	17,093,958	16,057,841
MM Small Cap Equity Strategies Fund	11,665,000	10,905,194	12,819,923
MM Total Return Bond Strategies Fund	46,955,056	45,359,904	38,877,170
Multisector Bond SMA Completion Portfolio(a)	N/A	N/A	N/A
Overseas SMA Completion Portfolio(a)	N/A	N/A	N/A
Select Mid Cap Growth Fund	13,959,543	15,489,355	12,708,878
Small Cap Growth Fund	18,758,335	21,574,770	8,018,595
Strategic Income Fund	35,741,762	32,466,253	28,899,179
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	383,819	452,491	465,339
Intermediate Duration Municipal Bond Fund	8,757,991	5,258,981	5,537,465
MA Intermediate Municipal Bond Fund	856,719	1,041,601	1,077,751
NY Intermediate Municipal Bond Fund	870,240	1,044,472	1,082,482
Select Global Equity Fund	6,074,722	6,566,989	4,733,259
Seligman Global Technology Fund	16,750,008	16,590,135	11,495,912
Strategic CA Municipal Income Fund	2,746,640	3,108,218	2,762,671
Strategic NY Municipal Income Fund	819,579	933,745	922,358
For Funds with fiscal period ending December 31
Real Estate Equity Fund	2,084,936	2,215,205	1,981,442
(a)	The Solution Series Funds do not pay a management services fee.
Manager of Managers Exemption
The SEC has issued an exemptive order (the Order) that permits the Investment Manager, subject to the approval of the Board and conditions of the Order, to hire subadvisers, by entering into subadvisory agreements with them, and to materially change the terms of those subadvisory agreements, including the subadvisory fees paid thereunder, without seeking approval of the Fund’s shareholders and thereby avoiding the expense and delays associated with obtaining such approval (the Manager of Managers Structure). For Funds that began operations (see About the Trusts) prior to September 2017, the Order covers unaffiliated subadvisers; for Funds that have commenced operations since September 2017, the Order covers unaffiliated subadvisers and subadvisers that are indirect or direct wholly-owned subsidiaries of the Investment Manager or sister companies
Statement of Additional Information – August 1, 2023	112

of the Investment Manager that are indirect or direct wholly-owned subsidiaries of Ameriprise Financial. In addition to the Order, the Funds may rely on any other current or future laws, rules, or regulatory guidance from the SEC or its staff applicable to a Manager of Managers Structure.
The SEC has issued a separate exemptive order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the conditions of the order are satisfied. These conditions include, among others, the requirements that (i) the Trustees will be able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting, (ii) management will represent that the materials provided to the Board include the same information the Board would have received if approval were sought at an in-person Board meeting, (iii) Trustees will have the opportunity to object to considering the proposal at a non-in-person meeting (in which case the Board will consider the proposal at an in-person meeting unless the objection is rescinded) and (iv) the need for considering the proposal at a non-in-person meeting will be explained to the Board.
In order for Seligman Technology and Information Fund to rely on the Order, holders of a majority of the Fund’s outstanding voting securities would first need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.
The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers and/or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships.
Subadvisory Agreements
The assets of certain Funds are managed by subadvisers that have been selected by the Investment Manager, subject to the review and approval of the Board. Generally, the Investment Manager recommends a subadviser to the Board based upon its assessment of the skills of the subadvisers in managing other assets in accordance with objectives and investment strategies substantially similar to those of the applicable Fund. Among other responsibilities, the Investment Manager (i) monitors on a daily basis the compliance of the subadviser with the investment objectives and related policies of the Fund, (ii) assesses changes to the subadvisers' business brought to the Investment Manager’s attention by the subadviser or otherwise publicly announced, (iii) performs due diligence reviews of the subadviser, (iv) monitors the performance of and any risk management parameters established for each subadviser with respect to a Fund, and (v) regularly provides reports on such performance to the Board. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the Investment Manager does not expect to make frequent changes of subadvisers.
The Investment Manager allocates the assets of a Fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objective, policies, and restrictions. Generally, the services that a subadviser provides to the Fund are limited to asset management and related recordkeeping services.
The Investment Manager has entered into a subadvisory agreement with each subadviser under which the subadviser provides investment advisory and portfolio management assistance to all or a portion of the Fund’s portfolio, as well as investment research and statistical information, subject to the oversight by the Investment Manager. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the Investment Manager or its affiliates. The Investment Manager compensates each subadviser of a Fund out of the management services fees it receives from the Fund. This could create an incentive for the Investment Manager to select, or allocate assets to, subadvisers with lower fee rates, select subadvisers that are affiliated with the Investment Manager, or manage assets directly.
Each subadvisory agreement, and any material change thereto, is approved by the Board, including a majority of the Independent Trustees. Additionally, in relying on the Order (see Manager of Managers Exemption above) when recommending the hiring, termination, and replacement of subadvisers, the Investment Manager provides the Board with information showing the expected impact of any proposed subadviser hiring or termination on the profitability of the Investment Manager.
The following table shows general information about subadvisers, and, with respect to Funds with a single subadviser, the subadvisory fee schedules for fees paid by the Investment Manager to subadvisers and, with respect to Funds with multiple subadvisers, the aggregate subadvisory services fee rate paid by the Investment Manager to the subadvisers for the Fund’s most recent fiscal year as a percentage of the Fund’s daily net assets (which may differ from the Fund’s current subadvisers and/or the fee rate payable by the Investment Manager during the current fiscal year). The fee is calculated as a percentage of the daily net assets of the applicable Fund (or portion thereof subadvised by the applicable subadviser), subject to any exceptions as noted in the table below, and is paid monthly by the Investment Manager out of the management services fee it receives from the Fund. The table is organized by fiscal year end.
Statement of Additional Information – August 1, 2023	113

Subadvisers and Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates
Fund	Current Subadvisers	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rate
For Funds with fiscal period ending March 31
MM Growth Strategies Fund	JPMIM (effective October 3, 2022) Loomis Sayles (effective December 11, 2013) Los Angeles Capital (effective February 7, 2017)	S A B	0.184%
For Funds with fiscal period ending April 30
MM Directional Alternative Strategies Fund	Boston Partners (since commencement of operations) JPMIM (effective February 17, 2022) Allspring (since November 1, 2018)	C S E	0.856%
For Funds with fiscal period ending May 31
Commodity Strategy Fund	Threadneedle (effective July 19, 2011)	F	0.250% on all assets
MM Value Strategies Fund	DFA (effective December 11, 2013) Diamond Hill (effective September 14, 2016)	G H	0.117% (a)
Multi Strategy Alternatives Fund	AQR (since September 24, 2019) PGIM Quantitative Solutions (since September 24, 2019)	D I	0.297%
Statement of Additional Information – August 1, 2023	114

Fund	Current Subadvisers	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rate
For Funds with fiscal period ending August 31
MM Alternative Strategies Fund	AlphaSimplex (effective May 23, 2018) Crabel (effective January 12, 2022) Manulife (effective September 13, 2017) TCW (effective March 29, 2017) Water Island(e) (since commencement of operations)	J V K L M	0.470%
MM International Equity Strategies Fund	Arrowstreet (since commencement of operations) Baillie Gifford (since commencement of operations) Causeway (since commencement of operations)	N O P	0.393% (b)
MM Small Cap Equity Strategies Fund	Conestoga (effective October 1, 2012) Hotchkis & Wiley (effective February 13, 2019) Jacobs Levy (effective July 18, 2022) JPMIM (effective December 19, 2018)	Q R W S	0.293% (c)
MM Total Return Bond Strategies Fund	Loomis Sayles (effective April 11, 2016) PGIM (effective May 16, 2016) TCW (since commencement of operations) Voya (effective December 6, 2018)	A T L U	0.087% (d)
For Funds with fiscal period ending October 31
Select Global Equity Fund	Threadneedle (effective July 9, 2004)	F	0.350% on all assets
(a)	Effective on December 1, 2022, the subadvisory services fee rate for Diamond Hill changed. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning December 1, 2022.
(b)	Effective on March 1, 2023, the subadvisory services fee rate for Causeway changed. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning March 1, 2023.
(c)	Effective on November 1, 2020, the subadvisory services fee rate for Hotchkis & Wiley changed. The aggregate subadvisory services fee rate paid as of the Fund’s most recent fiscal year also includes fees paid to former subadviser, BMO Asset Management Corp. (BMO). BMO served as a subadviser to the Fund until December 16, 2021.
Statement of Additional Information – August 1, 2023	115

(d)	Effective on November 1, 2022, the subadvisory services fee rate for PGIM and Voya changed. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning November 1, 2022.
(e)	On June 22, 2023, the Fund’s Board of Trustees approved the termination of Water Island as subadviser to a portion of the Fund’s assets, effective on or about August 25, 2023 (the Effective Date). Accordingly, on the Effective Date, all references to Water Island will be deleted from the SAI.
A – Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (Natixis LLC). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of Groupe BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
B – Los Angeles Capital is located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, CA 90025. Los Angeles Capital is an employee owned, independent registered investment adviser. Los Angeles Capital was formed in 2002 and provides investment management and subadvisory services to institutional investors globally, mutual funds and pooled funds.
C – Boston Partners, which is located at 1 Beacon Street, 30th Floor, Boston, MA 02108, is an indirect wholly owned subsidiary of ORIX Corporation.
D – AQR is a Delaware limited liability company formed in 1998 and is located at One Greenwich Plaza, Greenwich, CT 06830. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (AQR Holdings), which has no activities other than holding the interest of AQR. Clifford S. Asness, Ph.D., M.B.A. may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. Affiliated Managers Group, Inc., a publicly traded holding company, holds a minority interest in AQR Holdings.
E – Allspring (formerly known as Wells Capital Management Incorporated), located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC (formerly known as Wells Fargo Asset Management Holdings, LLC).
F – Threadneedle is a direct subsidiary of Threadneedle Asset Management Holdings Limited and an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle and Threadneedle Asset Management Holdings Limited are located at Cannon Place, 78 Cannon Street, London EC4N 6AG, United Kingdom. Although the Investment Manager and Threadneedle have entered into a subadvisory agreement with respect to Commodity Strategy Fund, MM International Equity Strategies Fund, Multi Strategy Alternatives Fund, Select Global Equity Fund and U.S. Social Bond Fund, currently Threadneedle is not providing subadvisory services to the Funds and no subadvisory fees are paid thereunder. The Aggregate Effective Fee Rates shown above for MM International Equity Strategies Fund and Multi Strategy Alternatives Fund do not include the fee rates paid to Threadneedle since Threadneedle did not manage any portion of the Funds during their last fiscal year.
G – DFA, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.
H – Diamond Hill, located at 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215, is a wholly owned subsidiary of Diamond Hill Investment Group, Inc., an Ohio corporation.
I – PGIM Quantitative Solutions is located at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. Prior to September 28, 2021, PGIM Quantitative Solutions was known as QMA LLC.
J – AlphaSimplex, located at 200 State Street, Boston, MA 02109, is a direct subsidiary of Virtus Partners, Inc. and an indirect subsidiary of Virtus Investment Partners, Inc., a publicly-traded firm that operates a multi boutique asset management business based in Hartford, Connecticut.
K – Manulife, which is located at 197 Clarendon Street, Boston, MA 02116, is a direct wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). John Hancock is an indirect, wholly-owned subsidiary of Manulife Financial Corporation.
L – TCW, which is located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017, is a wholly-owned subsidiary of The TCW Group, Inc. The Carlyle Group, LP (Carlyle), a global alternative asset manager, may be deemed to be a control person of TCW by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.
M – Water Island is located at 41 Madison Avenue, 42nd Floor, New York, NY 10010. John S. Orrico, Managing Member of Water Island, controls Water Island.
Statement of Additional Information – August 1, 2023	116

N – Arrowstreet is located at 200 Clarendon Street, 30th Floor, Boston, MA 02116. Arrowstreet is a partner of Arrowstreet Capital GP LLC, and is wholly-owned by Arrowstreet Capital Holding LLC.
O – Baillie Gifford is located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, United Kingdom. Baillie Gifford is a wholly-owned subsidiary of Baillie Gifford & Co.
P – Causeway is located at 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025. Causeway is wholly-owned by Causeway Capital Holdings, LLC.
Q – Conestoga is a Delaware limited liability company located at 550 East Swedesford Road, Suite 120, Wayne, PA 19087. Conestoga is an employee-owned independent registered investment adviser. Conestoga was organized in 2001 and provides investment management services to institutional and individual clients.
R – Hotchkis & Wiley is located at 601 South Figueroa, 39th Floor, Los Angeles, CA 90017-5439. Hotchkis & Wiley is an independent registered investment adviser. Hotchkis & Wiley was organized in 1980 and provides investment management services to institutional clients, individual/high net worth clients, mutual funds and private accounts.
S – JPMIM, located at 383 Madison Avenue, New York, NY 10179, is a wholly-owned subsidiary of JPMorgan Chase & Co.
T – PGIM, which is located at 655 Broad Street, Newark, NJ 07102, is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (PGIM Fixed Income). PGIM is the global investment management business of Prudential Financial, Inc.
U – Voya, located at 230 Park Avenue, New York, NY 10169, is an indirect, wholly-owned subsidiary of Voya Financial, Inc.
V – Crabel is located at 1999 Avenue of the Stars, Suite 2550, Los Angeles, CA 90067, is wholly-owned by Crabel Investments Group, LLC.
W – Jacobs Levy, which is located at 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932, is an independent firm.
The following table shows the subadvisory fees paid by the Investment Manager to the then-current subadvisers in the last three fiscal periods or, if shorter, since the Fund’s commencement of operations. For each of the applicable Funds with multiple subadvisers, the subadvisory fees are (i) aggregated for fees paid to any subadvisers for the Fund that are not affiliated with the Investment Manager, and (ii) disclosed individually for fees paid to each affiliated subadviser for the Fund of the Investment Manager. The table is organized by fiscal year end.
Subadvisory Fees Paid
Fund	Subadviser	2023	2022	2021
For Funds with fiscal period ending March 31
MM Growth Strategies Fund	Subadvisers	$6,875,010 (a)	$6,235,315 (a)	$4,849,459 (a)
Fund	Subadviser	2022	2021	2020
For Funds with fiscal period ending April 30
MM Directional Alternative Strategies Fund	Subadvisers	2,307,958 (b)	2,079,573 (b)	2,116,679 (b)
For Funds with fiscal period ending May 31
Commodity Strategy Fund	Threadneedle (provided services through 12/9/2019)	N/A	N/A	467,740 (e)
MM Value Strategies Fund	Subadvisers	6,596,350 (c)	5,526,257 (c)	4,140,064 (c)
Multi Strategy Alternatives Fund	Subadvisers	2,500,248 (d)	2,182,905 (d)	1,216,529 (d)
For Funds with fiscal period ending August 31
MM Alternative Strategies Fund	Subadvisers	2,483,647 (f)	2,348,071 (f)	2,238,773 (f)
MM International Equity Strategies Fund	Subadvisers	10,183,902 (i)	8,777,295 (i)	8,232,982 (i)
MM Small Cap Equity Strategies Fund	Subadvisers	4,154,789 (g)	4,264,957 (g)	5,097,343 (g)
MM Total Return Bond Strategies Fund	Subadvisers	9,567,699 (h)	9,241,250 (h)	8,040,774 (h)
For Funds with fiscal period ending October 31
Select Global Equity Fund	Threadneedle (provided services through 12/14/2020)	N/A	283,953 (j)	1,928,568
(a)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2021, 2022 and 2023, which amounted to 0.143%, 0.150% and 0.184%, respectively, of the Fund’s daily net assets during the applicable fiscal year.
Statement of Additional Information – August 1, 2023	117

(b)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021, and 2022 which amounted to 0.860%, 0.852%, and 0.856% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(c)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021, and 2022 which amounted to 0.133%, 0.130%, and 0.127% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(d)	The fee shown represents the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers, which amounted to 0.202%, of the Fund’s daily net assets from September 24, 2019, when subadvisers began managing the Fund, to May 31, 2020, and 0.296% and 0.297% of the Fund’s daily net assets during the 2021 and 2022 fiscal year, respectively.
(e)	Threadneedle provided services to the Fund pursuant to the subadvisory agreement through December 9, 2019. Accordingly, the amount shown is for the period from June 1, 2019 to December 9, 2019.
(f)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021, and 2022 which amounted to 0.477%, 0.475%, and 0.470% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(g)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021, and 2022 which amounted to 0.326%, 0.323%, and 0.293% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(h)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021, and 2022 which amounted to 0.094%, 0.091%, and 0.091% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(i)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021, and 2022 which amounted to 0.409%, 0.405%, and 0.398% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(j)	Threadneedle provided services to the Fund pursuant to the subadvisory agreement through December 14, 2020. Accordingly, the amount shown is for the period from November 1, 2020 to December 14, 2020.
Portfolio Managers. The following table provides information about the portfolio managers of each Fund (other than Government Money Market Fund). The references in the Potential Conflicts of Interest and the Structure of Compensation columns in the table below refer, respectively, to the descriptions in the Potential Conflicts of Interest and Structure of Compensation subsections immediately following the table. In addition to the other account information disclosed in the table, portfolio managers may have accounts holding Ameriprise Financial stock options granted to them as part of their compensation. The table is organized by fiscal year end.
		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending January 31 – Information is as of January 31, 2023, unless otherwise noted
Capital Allocation Aggressive Portfolio	Dan Boncarosky	6 RICs 3 PIVs 60 other accounts	$3.92 billion $0.19 million $127.95 million	None	None	Columbia Management – FoF	Columbia Management
	Thomas Nakamura	5 RICs 3 other accounts	$3.86 billion $0.46 million	None	$1 – $10,000 (a)
Capital Allocation Conservative Portfolio	Dan Boncarosky	6 RICs 3 PIVs 60 other accounts	$4.97 billion $0.19 million $127.95 million	None	None	Columbia Management – FoF	Columbia Management
	Thomas Nakamura	5 RICs 3 other accounts	$4.90 billion $0.46 million	None	None
Capital Allocation Moderate Aggressive Portfolio	Dan Boncarosky	6 RICs 3 PIVs 60 other accounts	$3.42 billion $0.19 million $127.95 million	None	$10,001 – $50,000 (a)	Columbia Management – FoF	Columbia Management
	Thomas Nakamura	5 RICs 3 other accounts	$3.36 billion $0.46 million	None	None
Statement of Additional Information – August 1, 2023	118

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Capital Allocation Moderate Conservative Portfolio	Dan Boncarosky	6 RICs 3 PIVs 60 other accounts	$4.76 billion $0.19 million $127.95 million	None	None	Columbia Management – FoF	Columbia Management
	Thomas Nakamura	5 RICs 3 other accounts	$4.70 billion $0.46 million	None	None
Capital Allocation Moderate Portfolio	Dan Boncarosky	6 RICs 3 PIVs 60 other accounts	$3.98 billion $0.19 million $127.95 million	None	None	Columbia Management – FoF	Columbia Management
	Thomas Nakamura	5 RICs 3 other accounts	$3.92 billion $0.46 million	None	None
Income Builder Fund	Alex Christensen	6 RICs 2 PIVs 65 other accounts	$12.08 billion $204.10 million $1.18 billion	None	None	Columbia Management – IB	Columbia Management
	Gene Tannuzzo	7 RICs 2 PIVs 13 other accounts	$12.57 billion $204.10 million $1.60 billion	None	$100,001 – $500,000(a)
For Funds with fiscal year ending February 28/29 – Information is as of February 28, 2023, unless otherwise noted
Convertible Securities Fund	Yan Jin	4 RICs 11 other accounts	$6.41 billion $6.41 million	None	$500,001 – $1,000,000(a) $50,001 – $100,000(b)	Columbia Management	Columbia Management
	David King	4 RICs 7 other accounts	$6.41 billion $28.28 million	None	Over $1,000,000(a) $100,001 – $500,000(b)
	Grace Lee	4 RICs 9 other accounts	$6.41 billion $3.50 million	None	$100,001 – $500,000(a) $10,001 – $50,000(b)
Global Value Fund	Fred Copper	6 RICs 1 PIV 25 other accounts	$7.43 billion $113.54 million $726.55 million	None	$50,001 – $100,000(b)	Columbia Management	Columbia Management
	Melda Mergen	5 RICs 1 PIV 16 other accounts	$10.22 billion $25.16 million $579.40 million	None	None
	Peter Schroeder	5 other accounts	$1.23 million	None	$50,001 – $100,000(b)
Large Cap Enhanced Core Fund	Oleg Nusinzon	6 RICs 21 other accounts	$9.69 billion $6.67 billion	None	None	Columbia Management	Columbia Management
	Raghavendran Sivaraman	6 RICs 17 other accounts	$9.69 billion $6.67 billion	1 other account ($279.59 M)	$10,001 – $50,000(b)
Statement of Additional Information – August 1, 2023	119

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Large Cap Growth Opportunity Fund	Nicolas Janvier	1 RIC 5 PIVs 16 other accounts	$31.27 million $1.91 billion $5.46 billion	1 PIV ($22.44 M) 3 other accounts ($27.45 M)	None (c)	Columbia Management/ Threadneedle	Threadneedle
Large Cap Index Fund	Christopher Lo	11 RICs 20 other accounts	$8.13 billion $1.68 billion	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
	Kaiyu Zhao	3 RICs 5 other accounts	$7.66 billion $0.33 million	None	None
Mid Cap Index Fund	Christopher Lo	11 RICs 20 other accounts	$8.36 billion $1.68 billion	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
	Kaiyu Zhao	3 RICs 5 other accounts	$7.89 billion $0.33 million	None	None
Overseas Core Fund	Fred Copper	6 RICs 1 PIV 25 other accounts	$7.38 billion $113.54 million $726.55 million	None	$50,001 – $100,000(b)	Columbia Management	Columbia Management
	Daisuke Nomoto	5 RICs 2 PIVs 22 other accounts	$6.55 billion $838.42 million $553.10 million	None	$100,001 – $500,000(b)
Overseas Value Fund	Fred Copper	6 RICs 1 PIV 25 other accounts	$5.54 billion $113.54 million $726.55 million	None	$100,001 – $500,000(b)	Columbia Management	Columbia Management
	Daisuke Nomoto	5 RICs 2 PIVs 22 other accounts	$4.71 billion $838.42 million $553.10 million	None	None
Select Large Cap Equity Fund	Melda Mergen	5 RICs 1 PIV 16 other accounts	$9.82 billion $25.16 million $579.40 million	None	$500,001 – $1,000,000(a) $500,001 – $1,000,000(b)	Columbia Management	Columbia Management
	Tiffany Wade	4 RICs 1 PIV 18 other accounts	$9.01 billion $25.16 million $574.74 million	None	$10,001 – $50,000(a) $10,001 – $50,000 (b)
Select Mid Cap Value Fund	Kari Montanus	3 RICs 1 PIV 14 other accounts	$898.94 million $14.04 million $694.73 million	None	$10,001 – $50,000(a)	Columbia Management	Columbia Management
	Jonas Patrikson	3 RICs 1 PIV 16 other accounts	$898.94 million $14.04 million $693.92 million	None	$10,001 – $50,000(a) $10,001 – $50,000(b)
Small Cap Index Fund	Christopher Lo	11 RICs 20 other accounts	$7.45 billion $1.68 billion	None	$1 – $10,000(b)	Columbia Management	Columbia Management
	Kaiyu Zhao	3 RICs 5 other accounts	$6.98 billion $0.33 million	None	None
Statement of Additional Information – August 1, 2023	120

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Small Cap Value Fund II	Jarl Ginsberg	2 RICs 1 PIV 138 other accounts	$1.98 billion $165.47 million $101.10 million	None	$100,001 – $500,000 (a) $100,001 – $500,000(b)	Columbia Management	Columbia Management
	Christian Stadlinger	2 RICs 1 PIV 140 other accounts	$1.98 billion $165.47 million $111.21 million	None	$500,001 – $1,000,000 (a)
For Funds with fiscal year ending March 31 – Information is as of March 31, 2023, unless otherwise noted
Adaptive Retirement 2020 Fund	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.46 billion $0.36 million $7.26 million	None	$100,001 – $500,000(a)	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.74 billion $0.17 million $18.68 million	None	None
Adaptive Retirement 2025 Fund	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.46 billion $0.36 million $7.26 million	None	$100,001 – $500,000(a)	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.74 billion $0.17 million $18.68 million	None	None
Adaptive Retirement 2030 Fund	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.46 billion $0.36 million $7.26 million	None	None	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.74 billion $0.17 million $18.68 million	None	None
Adaptive Retirement 2035 Fund	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.46 billion $0.36 million $7.26 million	None	None	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.74 billion $0.17 million $18.68 million	None	None
Adaptive Retirement 2040 Fund	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.46 billion $0.36 million $7.26 million	None	None	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.74 billion $0.17 million $18.68 million	None	None
Statement of Additional Information – August 1, 2023	121

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Adaptive Retirement 2045 Fund	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.46 billion $0.36 million $7.26 million	None	$100,001 – $500,000(a)	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.74 billion $0.17 million $18.68 million	None	None
Adaptive Retirement 2050 Fund	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.46 billion $0.36 million $7.26 million	None	None	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.74 billion $0.17 million $18.68 million	None	None
Adaptive Retirement 2055 Fund	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.46 billion $0.36 million $7.26 million	None	$100,001 – $500,000(a)	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.74 billion $0.17 million $18.68 million	None	None
Adaptive Retirement 2060 Fund	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.46 billion $0.36 million $7.26 million	None	$100,001 – $500,000(a)	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.74 billion $0.17 million $18.68 million	None	$1 – $10,000(a)
MM Growth Strategies Fund	JPMIM: Giri Devulapally	8 RICs 6 PIVs 74 other accounts	$49.79 billion $4.08 billion $12.41 billion	None	None	JPMIM	JPMIM
	Holly Fleiss	6 RICs 3 PIVs 28 other accounts	$49.03 billion $7.49 billion $10.21 billion	None	None
	Larry Lee	7 RICs 2 PIVs 28 other accounts	$62.71 billion $3.94 billion $10.20 billion	1 other account ($44.8 B)	None
	Robert Maloney	2 RICs 1 PIV	$47.11 billion $2.13 billion	None	None
	Joseph Wilson	7 RICs 3 PIVs 74 other accounts	$49.03 billion $9.44 billion $15.54 billion	None	None
Statement of Additional Information – August 1, 2023	122

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
	Loomis Sayles: Aziz Hamzaogullari	29 RICs 21 PIVs 115 other accounts	$21.01 billion $11.63 billion $25.52 billion	3 PIVs ($455.78 M) 1 other account ($336.19 M)	None	Loomis Sayles	Loomis Sayles
	Los Angeles Capital: Daniel Allen	14 RICs 19 PIVs 36 other accounts	$2.66 billion $11.85 billion $11.02 billion	4 PIVs ($1.37 B) 8 other accounts ($7.66 B)	None	Los Angeles Capital	Los Angeles Capital
	Daniel Arche	7 RICs 6 PIVs 13 other accounts	$1.26 billion $2.03 billion $1.54 billion	2 PIVs ($937.58 M)	None
	Hal Reynolds	15 RICs 19 PIVs 44 other accounts	$6.41 billion $11.85 billion $11.04 billion	1 RIC (3.75 B) 4 PIVs ($1.37 B) 8 other accounts ($7.66 B)	None
	Thomas Stevens	8 RICs 19 PIVs 33 other accounts	$1.16 billion $11.85 billion $11.02 billion	4 PIVs ($1.37 B) 8 other accounts ($7.66 B)	None
Select Large Cap Growth Fund	Richard Carter	2 RICs 1 PIV 820 other accounts	$965.52 million $391.85 million $1.10 billion	None	$100,001 – $500,000(a) $1 – $10,000(b)	Columbia Management	Columbia Management
	Thomas Galvin	2 RICs 1 PIV 822 other accounts	$965.52 million $391.85 million $1.13 billion	None	Over $1,000,000(a) $50,001 – $100,000(b)
	Todd Herget	2 RICs 1 PIV 823 other accounts	$965.52 million $391.85 million $1.10 billion	None	$100,001 – $500,000(b)
Short Term Bond Fund	Gregory Liechty	6 RICs 8 PIVs 57 other accounts	$5.63 billion $1.85 billion $4.34 billion	None	None	Columbia Management	Columbia Management
	Ronald Stahl	6 RICs 8 PIVs 60 other accounts	$5.63 billion $1.85 billion $4.63 billion	None	$100,001 – $500,000(a) $10,001 – $50,000(b)
Solutions Aggressive Portfolio	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.45 billion $0.36 million $7.26 million	None	None	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.73 billion $0.17 million $18.68 million	None	None
Statement of Additional Information – August 1, 2023	123

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Solutions Conservative Portfolio	Joshua Kutin	32 RICs 6 PIVs 51 other accounts	$61.45 billion $0.36 million $7.26 million	None	None	Columbia Management	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 4 other accounts	$3.73 billion $0.17 million $18.68 million	None	None
For Funds with fiscal year ending April 30 – Information is as of April 30, 2022, unless otherwise noted
Bond Fund	Jason Callan	13 RICs 10 PIVs 74 other accounts	$24.56 billion $18.15 billion $1.61 billion	None	None	Columbia Management	Columbia Management
	Alex Christensen	6 RICs 2 PIVs 133 other accounts	$15.00 billion $200.61 million $1.25 billion	None	None
	Gene Tannuzzo	7 RICs 2 PIVs 76 other accounts	$15.89 billion $200.61 million $1.70 billion	None	None
CA Intermediate Municipal Bond Fund	Paul Fuchs	8 RICs 6 other accounts	$3.07 billion $12.40 million	None	None	Columbia Management	Columbia Management
	Douglas Rangel(e)	4 other accounts	$0.21 million	None	None
Corporate Income Fund	John Dawson	7 RICs 1 PIV 25 other accounts	$4.12 billion $38.34 million $2.93 billion	None	$10,001 – $50,000(a)	Columbia Management	Columbia Management
	Tom Murphy	9 RICs 16 PIVs 31 other accounts	$4.21 billion $15.55 billion $2.94 billion	None	$100,001 – $500,000(a)
	Shannon Rinehart	3 RICs 1 PIV 26 other accounts	$4.08 billion $38.34 million $2.93 billion	None	$1– $10,000(b)
	Royce Wilson	7 RICs 1 PIV 22 other accounts	$4.12 billion $38.34 million $2.93 billion	None	$50,001 – $100,000(b)
MM Directional Alternative Strategies Fund	JPMIM: Rick Singh	3 RICs 1 PIV 2 other accounts	$637.60 million $0.04 million $337.20 million	1 PIV (426.10 M)	None	JPMIM	JPMIM
	Boston Partners: Scott Burgess(h)	1 RIC	$774.6 million	None	None	Boston Partners	Boston Partners
	Joseph Feeney, Jr.	6 RICs 12 PIVs 16 other accounts	$1.27 billion $7.19 billion $1.74 billion	None	None
Statement of Additional Information – August 1, 2023	124

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
	Allspring: Harindra de Silva	14 RICs 17 PIVs 14 other accounts	$4.69 billion $928.65 million $3.23 billion	3 PIVs ($38.01 M) 1 other account ($18.89 M)	None	Allspring	Allspring
	David Krider	5 RICs 10 PIVs 4 other accounts	$1.58 billion $648.96 million $826.54 million	3 PIVs ($38.01 M) 1 other account ($18.89 M)	None
Short Duration Municipal Bond Fund	Douglas Rangel(e)	4 other accounts	$0.21 million	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
	Catherine Stienstra	8 RICs 3 other accounts	$7.67 billion $1.47 million	None	None
Small Cap Value Fund I	Jeremy Javidi	1 RIC 1 PIV 10 other accounts	$562.34 million $405.58 million $25.53 million	None	Over $1,000,000(a)	Columbia Management	Columbia Management
Total Return Bond Fund	Jason Callan	13 RICs 10 PIVs 74 other accounts	$22.36 billion $18.15 billion $1.61 billion	None	$50,001 – $100,000(a)	Columbia Management	Columbia Management
	Alex Christensen	6 RICs 2 PIVs 133 other accounts	$12.81 billion $200.61 million $1.25 billion	None	$50,001 – $100,000(a)
	Gene Tannuzzo	7 RICs 2 PIVs 76 other accounts	$13.69 billion $200.61 billion $1.70 billion	None	$100,001 – $500,000(a) $100,001 – $500,000(b)
U.S. Treasury Index Fund	Alan Erickson	38 other accounts	$2.30 billion	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
For Funds with fiscal year ending May 31 – Information is as of May 31, 2022, unless otherwise noted
Adaptive Risk Allocation Fund	Joshua Kutin	34 RICs 6 PIVs 29 other accounts	$62.85 billion $0.37 million $6.37 million	None	$100,001 – $500,000(a) $100,001 – $500,000(b)	Columbia Management; Columbia Management – FoF	Columbia Management
	Alexander Wilkinson	11 RICs 3 PIVs 3 other accounts	$32.37 million $0.18 million $0.11 million	None	$10,001 – $50,000(b)
Commodity Strategy Fund	John Dempsey	1 RIC 3 other accounts	$164.47 million $1.68 million	None	None	Columbia Management	Columbia Management
	Matthew Ferrelli	2 RICs 4 other accounts	$971.21 million $156.29 million	None	None
	Marc Khalamayzer	2 RICs 9 other accounts	$971.21 million $156.63 million	None	None
Statement of Additional Information – August 1, 2023	125

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
	Gregory Liechty	6 RICs 8 PIVs 58 other accounts	$7.75 billion $1.95 billion $6.26 billion	None	None
	Ronald Stahl	6 RICs 8 PIVs 63 other accounts	$7.75 billion $1.95 billion $6.54 billion	None	$10,001 – $50,000(b)
Dividend Income Fund	Michael Barclay	3 RICs 1 PIV 136 other accounts	$1.33 billion $1.32 billion $2.62 billion	None	Over $1,000,000(a) $100,001 – $500,000(b)	Columbia Management	Columbia Management
	Tara Gately	1 RIC 1 PIV 34 other accounts	$1.30 billion $1.32 billion $2.42 billion	None	Over $1,000,000(a)
Dividend Opportunity Fund	Yan Jin	4 RICs 12 other accounts	$6.00 billion $26.68 million	None	$500,001 – $1,000,000(a) $50,001 – $100,000(b)	Columbia Management	Columbia Management
	David King	4 RICs 8 other accounts	$6.00 billion $50.95 million	None	Over $1,000,000(a) $100,001 – $500,000(b)
	Grace Lee	4 RICs 10 other accounts	$6.00 billion $24.07 million	None	$50,001 – $100,000(a) $10,001 – $50,000(b)
Flexible Capital Income Fund	Yan Jin	4 RICs 12 other accounts	$7.01 billion $26.68 million	None	$500,001 – $1,000,000(a) $50,001 – $100,000(b)	Columbia Management	Columbia Management
	David King	4 RICs 8 other accounts	$7.01 billion $50.95 million	None	Over $1,000,000(a) $100,001 – $500,000(b)
	Grace Lee	4 RICs 10 other accounts	$7.01 billion $24.07 million	None	$50,001 – $100,000(a) $50,001 – $100,000(b)
High Yield Bond Fund	Daniel DeYoung	4 RICs 2 PIVs 10 other accounts	$2.28 billion $7.37 billion $774.37 million	None	$100,001 – $500,000(a) $1 – $10,000(b)	Columbia Management	Columbia Management
	Brian Lavin	5 RICs 1 PIV 18 other accounts	$1.26 billion $130.04 million $2.92 billion	None	$100,001 – $500,000(b)
High Yield Municipal Fund	Catherine Stienstra	9 RICs 3 other accounts	$7.68 billion $1.68 million	None	$10,001 – $50,000(a) $10,001 – $50,000(b)	Columbia Management	Columbia Management
	Douglas White	5 RICs 8 other accounts	$6.33 billion $9.33 million	None	$50,001 – $100,000(a) $50,001 – $100,000(b)
Statement of Additional Information – August 1, 2023	126

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Large Cap Value Fund	Hugh Mullin	7 other accounts	$8.45 million	None	$100,001 – $500,000(b)	Columbia Management	Columbia Management
	Arthur Hurley(i)	2 RICs 14 other accounts	$434.74 million $2.75 million	None	None
MM Value Strategies Fund	Columbia Management: Michael Barclay	3 RICs 1 PIV 136 other accounts	$37.78 billion $1.32 billion $2.62 billion	None	None	Columbia Management	Columbia Management
	Tara Gately	1 RIC 1 PIV 34 other accounts	$37.75 billion $1.32 billion $2.42 billion	None	None
	DFA: Jed Fogdall	119 RICs 28 PIVs 313 other accounts	$432.22 billion $22.26 billion $26.69 billion	1 PIV ($194.77 M) 4 other accounts ($2.01 B)	None	DFA	DFA
	John Hertzer	24 RICs 3 PIVs 6 other accounts	$157.20 billion $3.99 billion $9.61 billion	None	None
	Joel Schneider	54 RICs 7 PIVs 1 other account	$141.22 billion $1.22 billion $241.41 million	None	None
	Diamond Hill: Charles Bath	3 RICs 2 PIVs 106 other accounts	$11.06 billion $823.00 million $5.40 billion	1 other account ($479.00 M)	None	Diamond Hill	Diamond Hill
	Austin Hawley	4 RICs 2 PIVs 114 other accounts	$11.47 billion $823.00 million $5.46 billion	1 other account ($479.00 M)	None
Mortgage Opportunities Fund	Jason Callan	13 RICs 10 PIVs 74 other accounts	$20.30 billion $18.38 billion $1.61 billion	None	$100,001 – $500,000(a) Over $1,000,000(b)	Columbia Management	Columbia Management
	Tom Heuer	3 RICs 5 other accounts	$2.98 billion $5.52 million	None	$100,001 – $500,000(a) $100,001 – $500,000(b)
	Ryan Osborn	3 RICs 6 other accounts	$2.98 billion $3.53 million	None	$500,001 – $1,000,000(a) $50,001 – $100,000(b)
Multi Strategy Alternatives Fund	Dan Boncarosky	6 RICs 3 PIVs 28 other accounts	$5.66 billion $0.19 million $28.96 million	None	None	Columbia Management	Columbia Management
Statement of Additional Information – August 1, 2023	127

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
	Jason Callan	13 RICs 10 PIVs 74 other accounts	$23.94 billion $18.38 billion $1.61 billion	None	None
	Matthew Ferrelli	2 RICs 4 other accounts	$607.61 million $156.29 million	None	$1– $10,000(b)
	Tom Heuer	3 RICs 5 other accounts	$6.62 billion $5.52 million	None	None
	Marc Khalamayzer	2 RICs 9 other accounts	$607.61 million $156.63 million	None	$10,001 – $50,000(b)
	Joshua Kutin	34 RICs 6 PIVs 29 other accounts	$66.19 billion $0.37 million $6.37 million	None	None
	Corey Lorenzen	1 RIC 8 other accounts	$0.00 $0.98 million	None	None
	Ryan Osborn	3 RICs 6 other accounts	$6.62 billion $3.53 million	None	None
	Brian Virginia	15 RICs 9 other accounts	$61.84 billion $3.63 million	None	None
	AQR: Jordan Brooks	1 RIC 1 PIV	$56.26 million $42.53 million	1 PIV ($42.53 M)	None	AQR	AQR
	Jonathan Fader	2 PIVs	$776.45 million	2 PIVs ($776.45 M)	None
	Lars Nielsen(k)	26 RICs 24 PIVs 19 other accounts	$15.40 billion $8.58 billion $9.69 billion	1 RIC ($129.03 M) 21 PIVs ($6.92 B) 8 other accounts ($5.11 B)	None
	Yao Hua Ooi	8 RICs 21 PIVs	$4.73 billion $8.57 billion	19 PIVs ($8.18 B)	None
	PGIM Quantitative Solutions: Marco Aiolfi	35 RICs 7 PIVs 11 other accounts	$58.88 billion $2.31 billion $788.56 million	None	None	PGIM Quantitative Solutions	PGIM Quantitative Solutions
	Edward Tostanoski III(f)	38 RICs 7 PIVs 12 other accounts	$60.93 billion $2.32 billion $850.46 million	None	None
Statement of Additional Information – August 1, 2023	128

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Quality Income Fund	Jason Callan	13 RICs 10 PIVs 74 other accounts	$22.50 billion $18.38 billion $1.61 billion	None	None	Columbia Management	Columbia Management
	Tom Heuer	3 RICs 5 other accounts	$5.17 billion $5.52 million	None	$100,001 – $500,000(a) $50,001 – $100,000(b)
	Ryan Osborn	3 RICs 6 other accounts	$5.17 billion $3.53 million	None	$50,001 – $100,000(b)
Select Large Cap Value Fund	Richard Rosen	2 RICs 1 PIV 396 other accounts	$2.71 billion $145.24 million $3.78 billion	None	$100,001 – $500,000(a)	Columbia Management	Columbia Management
	Richard Taft	2 RICs 1 PIV 398 other accounts	$2.71 billion $145.24 million $3.77 billion	None	$100,001 – $500,000(a) $10,001 – $50,000(b)
Select Small Cap Value Fund	Kari Montanus	3 RICs 12 other accounts	$3.16 billion $7.76 million	None	None	Columbia Management	Columbia Management
	Jonas Patrikson	3 RICs 14 other accounts	$3.16 billion $6.27 million	None	$10,001 – $50,000(b)
Seligman Technology and Information Fund	Sanjay Devgan	3 RICs 4 other accounts	$1.91 billion $6.53 million	None	$500,001 – $1,000,000(a)	Columbia Management	Columbia Management– Tech Team
	Israel Hernandez	4 other accounts	$0.39 million	None	None
	Jeetil Patel	1 RIC 8 other accounts	$459.86 million $6.26 million	None	None
	Vimal Patel	3 RICs 8 other accounts	$2.36 billion $9.07 million	None	$100,001 – $500,000(a)
	Shekhar Pramanick	4 RICs 6 other accounts	$2.37 billion $11.33 million	None	Over $1,000,000(a)
	Paul Wick	4 RICs 3 PIVs 7 other accounts	$2.37 billion $2.03 billion $608.76 million	2 PIVs ($1.45 B) 1 other account ($169.62 M)	Over $1,000,000(a)
For Funds with fiscal year ending July 31 – Information is as of July 31, 2022, unless otherwise noted
Disciplined Core Fund	Oleg Nusinzon	6 RICs 22 other accounts	$6.65 billion $6.76 billion	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
	Raghavendran Sivaraman	6 RICs 17 other accounts	$6.65 billion $6.76 billion	1 other account ($297.81 M)	$10,001 – $50,000(b)
Statement of Additional Information – August 1, 2023	129

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Disciplined Growth Fund	Oleg Nusinzon	6 RICs 22 other accounts	$10.68 billion $6.76 billion	None	None	Columbia Management	Columbia Management
	Raghavendran Sivaraman	6 RICs 17 other accounts	$10.68 billion $6.76 billion	1 other account ($297.81 M)	None
Disciplined Value Fund	Oleg Nusinzon	6 RICs 22 other accounts	$10.70 billion $6.76 billion	None	None	Columbia Management	Columbia Management
	Raghavendran Sivaraman	6 RICs 17 other accounts	$10.70 billion $6.76 billion	1 other account ($297.81 M)	$10,001 – $50,000(b)
Floating Rate Fund	Daniel DeYoung	4 RICs 2 PIVs 9 other accounts	$2.67 billion $7.93 billion $751.00 million	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
	Vesa Tontti	10 other accounts	$3.35 million	None	$10,001 – $50,000(a) $10,001 – $50,000(b)
	Stanton Ray(n)	11 other accounts	$3.80 million	None	$100,001 – $500,000(a) $10,001 – $50,000(b)
Global Opportunities Fund	Dan Boncarosky	6 RICs 3 PIVs 38 other accounts	$5.09 billion $0.19 million $139.02 million	None	$1 – $10,000(b)	Columbia Management	Columbia Management
	Thomas Nakamura(d)	3 other accounts	$0.46 million	None	None
Income Opportunities Fund	Daniel DeYoung	4 RICs 2 PIVs 9 other accounts	$2.85 billion $7.93 billion $751.00 million	None	None	Columbia Management	Columbia Management
	Brian Lavin	5 RICs 19 other accounts	$1.91 billion $2.88 billion	None	$100,001 – $500,000(a) $10,001 – $50,000(b)
Large Cap Growth Fund	Melda Mergen	5 RICs 1 PIV 16 other accounts	$7.78 billion $28.48 million $605.64 million	None	$100,001 – $500,000(a)	Columbia Management	Columbia Management
	Tiffany Wade	4 RICs 1 PIV 17 other accounts	$6.90 billion $28.48 million $602.24 million	None	$50,001 – $100,000(b)
Limited Duration Credit Fund	John Dawson	7 RICs 1 PIV 24 other accounts	$4.48 billion $44.72 million $2.67 billion	None	$10,001 – $50,000(a) $100,001 – $500,000(b)	Columbia Management	Columbia Management
	Tom Murphy	9 RICs 17 PIVs 31 other accounts	$4.57 billion $21.70 billion $2.69 billion	None	Over $1,000,000(a) Over $1,000,000(b)
Statement of Additional Information – August 1, 2023	130

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
	Shannon Rinehart	3 RICs 1 PIV 26 other accounts	$4.43 billion $44.72 million $2.67 billion	None	$10,001 – $50,000(b)
	Royce Wilson	7 RICs 1 PIV 22 other accounts	$4.48 billion $44.72 million $2.67 billion	None	$50,001 – $100,000(a) $10,001 – $50,000(b)
MN Tax-Exempt Fund	Catherine Stienstra	9 RICs 3 other accounts	$7.47 billion $1.67 million	None	None	Columbia Management	Columbia Management
	Douglas White	5 RICs 11 other accounts	$6.13 billion $147.07 million	None	$50,001 – $100,000(a)
OR Intermediate Municipal Bond Fund	Paul Fuchs	8 RICs 7 other accounts	$2.88 billion $12.59 million	None	None	Columbia Management	Columbia Management
	Douglas Rangel	11 RICs 5 other accounts	$4.15 billion $84.62 million	None	None
Strategic Municipal Income Fund	Catherine Stienstra	9 RICs 3 other accounts	$5.97 billion $1.67 million	None	$100,001 – $500,000(a) $50,001 – $100,000(b)	Columbia Management	Columbia Management
	Douglas White	5 RICs 11 other accounts	$4.63 billion $147.07 million	None	$50,001 – $100,000(b)
Tax-Exempt Fund	Catherine Stienstra	9 RICs 3 other accounts	$5.47 billion $1.67 million	None	$100,001 – $500,000(a) $10,001 – $50,000(b)	Columbia Management	Columbia Management
	Douglas White	5 RICs 11 other accounts	$4.13 billion $147.07 million	None	None
U.S. Social Bond Fund	Tom Murphy	9 RICs 17 PIVs 31 other accounts	$5.21 billion $21.70 billion $2.69 billion	None	None	Columbia Management	Columbia Management
	Catherine Stienstra	9 RICs 3 other accounts	$8.06 billion $1.67 million	None	None
Ultra Short Term Bond Fund	Gregory Liechty	6 RICs 8 PIVs 57 other accounts	$4.94 billion $1.98 billion $5.07 billion	None	$50,001– $100,000(b)	Columbia Management	Columbia Management
	Ronald Stahl	6 RICs 8 PIVs 60 other accounts	$4.94 billion $1.98 billion $5.35 billion	None	$100,001 – $500,000 (a) $1 – $10,000(b)
For Funds with fiscal year ending August 31 – Information is as of August 31, 2022, unless otherwise noted
Balanced Fund	Jason Callan	13 RICs 10 PIVs 12 other accounts	$19.82 billion $21.92 billion $1.51 billion	None	None	Columbia Management	Columbia Management
Statement of Additional Information – August 1, 2023	131

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
	Gregory Liechty	6 RICs 8 PIVs 57 other accounts	$4.70 billion $1.95 billion $4.99 billion	None	None
	Guy Pope	8 RICs 7 PIVs 87 other accounts	$12.92 billion $1.08 billion $3.52 billion	None	$100,001 – $500,000(a)
	Ronald Stahl	6 RICs 8 PIVs 60 other accounts	$4.70 billion $1.95 billion $5.28 billion	None	$100,001 – $500,000(a) $10,001 – $50,000(b)
Contrarian Core Fund	Guy Pope	8 RICs 7 PIVs 87 other accounts	$6.95 billion $1.08 billion $3.52 billion	None	Over $1,000,000(a)	Columbia Management	Columbia Management
Emerging Markets Bond Fund	Christopher Cooke	1 RIC 5 PIVs 15 other accounts	$417.83 million $2.53 billion $717.93 million	None	None (c)	Columbia Management/ Threadneedle	Threadneedle
	Adrian Hilton	2 RICs 5 PIVs 18 other accounts	$502.50 million $2.53 billion $717.93 million	None	None (c)
Emerging Markets Fund	Robert Cameron	2 RICs 7 PIVs 19 other accounts	$292.02 million $2.02 billion $1.32 billion	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
	Derek Lin	3 RICs 7 PIVs 18 other accounts	$425.37 million $2.02 billion $1.32 billion	None	$10,001 – $50,000(a) $10,001 – $50,000(b)
	Darren Powell	2 RICs 7 PIVs 12 other accounts	$292.02 million $2.02 billion $1.32 billion	None	$50,001 – $100,000(b)
	Perry Vickery	2 RICs 7 PIVs 20 other accounts	$292.02 million $2.02 billion $1.68 billion	None	$50,001 – $100,000(a) $50,001 – $100,000(b)
	Dara White	3 RICs 7 PIVs 14 other accounts	$425.37 million $2.02 billion $1.32 billion	None	$500,001 – $1,000,000(a) $100,001 – $500,000(b)
Global Technology Growth Fund	Rahul Narang	8 other accounts	$237.44 million	None	$100,001 – $500,000(b)	Columbia Management	Columbia Management
Greater China Fund	Derek Lin	3 RICs 7 PIVs 18 other accounts	$1.81 billion $2.02 billion $1.32 billion	None	$10,001 – $50,000(a) $10,001 – $50,000(b)	Columbia Management	Columbia Management
	Dara White	3 RICs 7 PIVs 14 other accounts	$1.81 billion $2.02 billion $1.32 billion	None	$100,001 – $500,000(a) $50,001 – $100,000(b)
Statement of Additional Information – August 1, 2023	132

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
International Dividend Income Fund	Jonathan Crown	1 PIV 5 other accounts	$175.44 million $8.58 billion	None	None (c)	Columbia Management/ Threadneedle	Threadneedle
	Georgina Hellyer	1 PIV 3 other accounts	$175.44 million $660.26 million	None	None (c)
MM Alternative Strategies Fund	AlphaSimplex: Alexander Healy	3 RICs 2 PIVs 8 other accounts	$3.60 billion $922.49 million $1.70 billion	1 PIV ($780.00 M)	None	AlphaSimplex	AlphaSimplex
	Kathryn Kaminski	3 RICs 2 PIVs 5 other accounts	$3.60 billion $922.49 million $1.61 billion	1 PIV ($780.00 M)	None
	Philippe Lüdi	3 RICs 2 PIVs 5 other accounts	$3.60 billion $922.49 million $1.61 billion	1 PIV ($780.00 M)	None
	John Perry	2 RICs 2 PIVs 5 other accounts	$3.37 billion $922.49 million $1.61 billion	1 PIV ($780.00 M)	None
	Robert Rickard	3 RICs 2 PIVs 1 other account	$3.60 billion $922.49 million $168.63 million	1 PIV ($780.00 M)	None
	Crabel: Michael Pomada	6 RICs 17 PIVs 26 other accounts	$410.26 million $2.64 billion $4.23 billion	6 PIVs ($1.89 B) 12 other accounts ($3.02 B)	None	Crabel	Crabel
	Grant Jaffarian	4 RICs 4 PIVs 12 other accounts	$323.70 million $385.39 million $975.13 million	1 other accounts ($40.50 M)	None
	Manulife: Christopher Chapman	4 RICs 52 PIVs 13 other accounts	$6.28 billion $18.32 billion $2.96 billion	None	None	Manulife	Manulife
	Thomas Goggins	4 RICs 52 PIVs 13 other accounts	$6.28 billion $18.32 billion $2.96 billion	None	None
	Bradley Lutz	10 RICs 50 PIVs 16 other accounts	$10.74 billion $18.29 billion $3.27 billion	None	None
	Kisoo Park	4 RICs 51 PIVs 13 other accounts	$6.28 billion $18.31 billion $2.96 billion	None	None
Statement of Additional Information – August 1, 2023	133

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
	TCW: Stephen Kane	33 RICs 19 PIVs 182 other accounts	$103.96 billion $12.18 billion $43.57 billion	3 PIVs ($499.31 M) 10 other accounts ($5.41 B)	None	TCW	TCW
	Laird Landmann	30 RICs 44 PIVs 198 other accounts	$107.82 billion $16.24 billion $52.59 billion	25 PIVs ($3.89 B) 10 other accounts ($7.69 B)	None
	Bryan Whalen	30 RICs 40 PIVs 205 other accounts	$106.85 billion $14.99 billion $54.08 billion	18 PIVs ($882.79 M) 13 other accounts ($8.67 B)	None
	Water Island: Roger Foltynowicz	4 RICs 1 PIV	$2.01 billion $77.00 million	None	None	Water Island	Water Island
	Gregory Loprete	3 RICs	$504.00 million	None	None
MM International Equity Strategies Fund	Arrowstreet: John Campbell(l)	3 RICs 105 PIVs 29 other accounts	$2.39 billion $86.37 billion $43.81 billion	1 RIC ($152.83 M) 40 PIVs ($41.11 B) 8 other accounts ($7.34 B)	None	Arrowstreet	Arrowstreet
	Manolis Liodakis	3 RICs 105 PIVs 29 other accounts	$2.39 billion $86.37 billion $43.81 billion	1 RIC ($152.83 M) 40 PIVs ($41.11 B) 8 other accounts ($7.34 B)	None
	Christopher Malloy	3 RICs 105 PIVs 29 other accounts	$2.39 billion $86.37 billion $43.81 billion	1 RIC ($152.83 M) 40 PIVs ($41.11 B) 8 other accounts ($7.34 B)	None
	Peter Rathjens	3 RICs 105 PIVs 29 other accounts	$2.39 billion $86.37 billion $43.81 billion	1 RIC ($152.83 M) 40 PIVs ($41.11 B) 8 other accounts ($7.34 B)	None
	Derek Vance	3 RICs 105 PIVs 29 other accounts	$2.39 billion $86.37 billion $43.81 billion	1 RIC ($152.83 M) 40 PIVs ($41.11 B) 8 other accounts ($7.34 B)	None
Statement of Additional Information – August 1, 2023	134

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
	Baillie Gifford: Chris Davies	3 RICs 5 PIVs 31 other accounts	$4.33 billion $2.55 billion $7.61 billion	4 other accounts ($1.93 B)	None	Baillie Gifford	Baillie Gifford
	Jenny Davis	3 RICs 1 PIV 30 other accounts	$4.33 billion $693.00 million $7.48 billion	4 other accounts ($1.93 B)	None
	Donald Farquharson	3 RICs 2 PIVs 34 other accounts	$4.33 billion $1.17 billion $9.80 billion	5 other accounts ($2.17 B)	None
	Andrew Stobart	5 RICs 5 PIVs 44 other accounts	$8.99 billion $2.81 billion $13.47 billion	1 RIC ($177.00 M) 1 PIV ($103.00 M) 4 other accounts ($1.93 B)	None
	Steve Vaughan(d)	5 RICs 2 PIVs 31 other account	$4.53 billion $760.00 million $7.53 billion	1 RIC ($157.00 M) 4 other accounts ($1.93 B)	None
	Tom Walsh	3 RICs 1 PIV 30 other accounts	$4.33 billion $693.00 million $7.48 billion	4 other accounts ($1.93 B)	None
	Causeway: Jonathan Eng	14 RICs 17 PIVs 83 other accounts	$11.35 billion $3.38 billion $16.92 billion	3 other accounts ($1.28 B)	None	Causeway	Causeway
	Harry Hartford	14 RICs 17 PIVs 91 other accounts	$11.35 billion $3.38 billion $16.93 billion	3 other accounts ($1.28 B)	None
	Sarah Ketterer	14 RICs 17 PIVs 141 other accounts	$11.35 billion $3.38 billion $17.15 billion	3 other accounts ($1.28 B)	None
	Ellen Lee	14 RICs 17 PIVs 82 other accounts	$11.35 billion $3.38 billion $16.91 billion	3 other accounts ($1.28 B)	None
	Conor Muldoon	14 RICs 17 PIVs 87 other accounts	$11.35 billion $3.38 billion $16.91 billion	3 other accounts ($1.28 B)	None
	Alessandro Valentini	14 RICs 17 PIVs 82 other accounts	$11.35 billion $3.38 billion $16.91 billion	3 other accounts ($1.28 B)	None
Statement of Additional Information – August 1, 2023	135

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
MM Small Cap Equity Strategies Fund	Columbia Management: Jarl Ginsberg	2 RICs 1 PIV 95 other accounts	$1.59 billion $133.27 million $78.81 million	None	None	Columbia Management	Columbia Management
	Christian Stadlinger	2 RICs 1 PIV 97 other accounts	$1.59 billion $133.27 million $88.14 million	None	None
	Conestoga: Robert Mitchell	4 RICs 2 PIVs 249 other accounts	$3.62 billion $424.33 million $2.20 billion	None	None	Conestoga	Conestoga
	Joseph Monahan	3 RICs 1 PIV 173 other accounts	$3.62 billion $394.54 million $1.38 billion	None	None
	Hotchkis & Wiley: Judd Peters	22 RICs 10 PIVs 49 other accounts	$17.96 billion $2.04 billion $6.84 billion	2 RICs ($11.69 B) 1 PIV ($42.80 M) 3 other accounts ($694.00 M)	None	Hotchkis & Wiley	Hotchkis & Wiley
	Ryan Thomes	22 RICs 10 PIVs 49 other accounts	$17.96 billion $2.04 billion $6.84 billion	2 RICs ($11.69 B) 1 PIV ($42.80 M) 3 other accounts ($694.00 M)	None
	Jacobs Levy: Bruce Jacobs	10 RICs 13 PIVs 93 other accounts	$2.18 billion $2.44 billion $8.13 billion	1 PIV ($209.63 M) 8 other accounts ($4.15 B)	None	Jacobs Levy	Jacobs Levy
	Kenneth Levy	10 RICs 13 PIVs 93 other accounts	$2.18 billion $2.44 billion $8.13 billion	1 PIV ($209.63 M) 8 other accounts ($4.15 B)	None
	JPMIM: Matthew Cohen	4 RICs 5 PIVs	$5.54 billion $6.28 billion	1 other account ($1.34 B)	None	JPMIM	JPMIM
	Eytan Shapiro	4 RICs 4 PIVs 1 other account	$6.15 billion $3.11 billion $324.00 million	None	None
Statement of Additional Information – August 1, 2023	136

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
MM Total Return Bond Strategies Fund	Loomis Sayles: Daniel Conklin	7 RICs 11 PIVs 190 other accounts	$2.24 billion $8.84 billion $20.90 billion	None	None	Loomis Sayles	Loomis Sayles
	Christopher Harms	18 RICs 11 PIVs 226 other accounts	$2.25 billion $8.84 billion $21.36 billion	None	None
	Clifton Rowe	7 RICs 11 PIVs 193 other accounts	$2.24 billion $8.84 billion $20.91 billion	None	None
	PGIM: Michael Collins(m)	28 RICs 15 PIVs 102 other accounts	$71.12 billion $25.87 billion $53.62 billion	4 other accounts ($1.19 B)	None	PGIM	PGIM
	Gregory Peters	54 RICs 24 PIVs 141 other accounts	$89.80 billion $38.49 billion $77.90 billion	1 PIV ($51.13 M) 8 other accounts ($4.92 B)	None
	Richard Piccirillo	41 RICs 16 PIVs 102 other accounts	$81.14 billion $25.99 billion $53.62 billion	1 PIV ($51.13 M) 4 other accounts ($1.19 B)	None
	Robert Tipp	47 RICs 19 PIVs 99 other accounts	$80.54 billion $26.94 billion $58.14 billion	8 other accounts ($4.92 B)	None
	TCW: Stephen Kane	33 RICs 19 PIVs 182 other accounts	$101.24 billion $12.18 billion $43.57 billion	3 PIVs ($499.31 M) 10 other accounts ($5.41 B)	None	TCW	TCW
	Laird Landmann	30 RICs 44 PIVs 198 other accounts	$105.10 billion $16.24 billion $52.59 billion	25 PIVs ($3.89 B) 10 other accounts ($7.69 B)	None
	Bryan Whalen	30 RICs 40 PIVs 205 other accounts	$104.13 billion $14.99 billion $54.08 billion	18 PIVs ($882.79 M) 13 other accounts ($8.67 B)	None
	Voya: David Goodson	5 RICs 71 PIVs 72 other accounts	$12.58 billion $3.42 billion $19.38 billion	None	None	Voya	Voya
	Randall Parish	6 RICs 71 PIVs 57 other accounts	$12.52 billion $3.31 billion $13.43 billion	1 PIV ($97.00 M)	None
Statement of Additional Information – August 1, 2023	137

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
	Matthew Toms	8 RICs 114 PIVs 105 other accounts	$17.25 billion $6.24 billion $23.72 billion	1 other account ($245.00 M)	None
Multisector Bond SMA Completion Portfolio	Jason Callan	13 RICs 10 PIVs 12 other accounts	$22.63 billion $21.92 billion $1.51 billion	None	None	Columbia Management	Columbia Management
	Alex Christensen	6 RICs 2 PIVs 67 other accounts	$14.53 billion $189.51 million $1.16 billion	None	None
	Gene Tannuzzo	7 RICs 2 PIVs 14 other accounts	$15.23 billion $189.51 million $1.59 billion	None	None
Overseas SMA Completion Portfolio	Fred Copper	6 RICs 1 PIV 23 other accounts	$7.84 billion $91.92 million $164.60 million	None	None	Columbia Management	Columbia Management
	Daisuke Nomoto	5 RICs 2 PIVs 21 other accounts	$7.02 billion $978.37 million $14.93 million	None	None
Select Mid Cap Growth Fund	Daniel Cole	7 RICs 2 PIVs 154 other accounts	$5.84 billion $100.99 million $41.85 million	None	$100,001 – $500,000(a) $100,001 – $500,000(b)	Columbia Management	Columbia Management
	Wayne Collette(h)	2 RICs 1 PIV 135 Other accounts	$1.81 billion $106.82 million $22.91 million	None	None
	Dana Kelley(h)	2 RICs 1 PIV 129 Other accounts	$1.81 billion $106.82 million $17.37 million	None	$1 – $10,000(b)
Small Cap Growth Fund	Daniel Cole	7 RICs 2 PIVs 154 other accounts	$5.70 billion $100.99 million $41.85 million	None	$100,001 – $500,000(a) $100,001 – $500,000(b)	Columbia Management	Columbia Management
	Wayne Collette	1 RIC 1 PIV 155 other accounts	$272.55 million $96.74 million $26.94 million	None	$100,001 – $500,000(a) $100,001 – $500,000(b)
	Dana Kelley(g)	5 other accounts	$1.30 million	None	$50,001 – $100,000(b)
Strategic Income Fund	Jason Callan	13 RICs 10 PIVs 12 other accounts	$16.95 billion $21.92 billion $1.51 billion	None	None	Columbia Management	Columbia Management
	Alex Christensen	6 RICs 2 PIVs 67 other accounts	$8.84 billion $189.51 million $1.16 billion	None	$50,001 – $100,000(a) $50,001 – $100,000(b)
	Gene Tannuzzo	7 RICs 2 PIVs 14 other accounts	$9.54 billion $189.51 million $1.59 billion	None	$500,001 – $1,000,000(a) $100,001 – $500,000(b)
Statement of Additional Information – August 1, 2023	138

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending October 31 – Information is as of October 31, 2022, unless otherwise noted
CT Intermediate Municipal Bond Fund	Paul Fuchs	8 RICs 7 other accounts	$2.80 billion $11.66 million	None	None	Columbia Management	Columbia Management
	Douglas Rangel	11 RICs 5 other accounts	$3.93 billion $71.80 million	None	None
Intermediate Duration Municipal Bond Fund	Paul Fuchs	8 RICs 7 other accounts	$1.24 billion $11.66 million	None	$10,001 – $50,000(a) $10,001 – $50,000(b)	Columbia Management	Columbia Management
	Douglas Rangel	11 RICs 5 other accounts	$2.37 billion $71.80 million	None	None
MA Intermediate Municipal Bond Fund	Paul Fuchs	8 RICs 7 other accounts	$2.73 billion $11.66 million	None	$10,001 – $50,000(a)	Columbia Management	Columbia Management
	Douglas Rangel	11 RICs 5 other accounts	$3.86 billion $71.80 million	None	None
NY Intermediate Municipal Bond Fund	Paul Fuchs	8 RICs 7 other accounts	$2.73 billion $11.66 million	None	None	Columbia Management	Columbia Management
	Douglas Rangel	11 RICs 5 other accounts	$3.86 billion $71.80 million	None	None
Select Global Equity Fund	David Dudding	2 PIVs 17 other accounts	$3.05 billion $3.09 billion	1 other account ($1.19 B)	None (c)	Columbia Management/ Threadneedle	Threadneedle
	Alex Lee	2 PIVs 15 other accounts	$1.80 billion $1.45 billion	1 other account ($64.16 M)	None (c)
Seligman Global Technology Fund	Christopher Boova	2 RICs 7 other accounts	$492.89 million $6.61 million	None	None	Columbia Management	Columbia Management– Tech Team
	Sanjay Devgan	3 RICs 4 other accounts	$8.17 billion $6.06 million	None	$1 – $10,000(a)
	Vimal Patel	3 RICs 8 other accounts	$8.54 billion $8.52 million	None	$10,001 – $50,000(a)
	Shekhar Pramanick	4 RICs 6 other accounts	$8.56 billion $12.07 million	None	None
	Sanjiv Wadhwani	1 RIC 5 other accounts	$103.49 million $2.14 million	None	None
	Paul Wick	4 RICs 3 PIVs 7 other accounts	$8.56 billion $1.78 billion $516.40 million	2 PIVs ($1.23 B) 1 other account ($134.38 M)	Over $1,000,000(a)
Statement of Additional Information – August 1, 2023	139

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Strategic CA Municipal Income Fund	Catherine Stienstra	9 RICs 3 other accounts	$6.36 billion $1.54 million	None	None	Columbia Management	Columbia Management
	Douglas White	5 RICs 10 other accounts	$5.16 billion $74.05 million	None	None
Strategic NY Municipal Income Fund	Catherine Stienstra	9 RICs 3 other accounts	$6.65 billion $1.54 million	None	None	Columbia Management	Columbia Management
	Douglas White	5 RICs 10 other accounts	$5.45 billion $74.05 million	None	None
For Funds with fiscal year ending December 31 – Information is as of December 31, 2022, unless otherwise noted
Real Estate Equity Fund	Alban Lhonneur(j)	1 RIC 5 PIVs	1.20 billion 1.04 billion	1 RIC ($1.20 B) 3 PIVs ($574.00 M)	None (c)	Columbia Management/ Threadneedle	Threadneedle
	Daniel Winterbottom(j)	3 PIVs	590.00 million	2 PIVs ($549.00 M)	None (c)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(c)	The Fund is available for sale only in the U.S. The portfolio manager does not reside in the U.S. and therefore does not hold any shares of the Fund.
(d)	The portfolio manager began managing the Fund after its last fiscal year end.
(e)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2022.
(f)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of July 31, 2022.
(g)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of September 30, 2022.
(h)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 31, 2023.
(i)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of March 31, 2023.
(j)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2023.
(k)	Mr. Nielsen is expected to retire effective December 31, 2023 and, as of such date, he will cease to serve as portfolio manager of the Fund.
(l)	Mr. Campbell is expected to retire effective December 31, 2023 and, as of such date, he will cease to serve as portfolio manager of the Fund.
(m)	Mr. Collins is expected to retire in April 2024 and, as of such date, he will cease to serve as portfolio manager of the Fund.
(n)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of June 30, 2023.
Potential Conflicts of Interest
Allspring: Allspring’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The portfolio managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.
Statement of Additional Information – August 1, 2023	140

To minimize the effects of these inherent conflicts of interest, Allspring has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the portfolio managers may maintain.
AlphaSimplex: AlphaSimplex and its investment personnel provide investment management services to multiple portfolios for multiple clients. AlphaSimplex may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. In addition, client account structures may have fee structures, such as performance-based fees, that differ. The firm has adopted and implemented a Statement of Policy and Procedures Regarding Allocation Among Investment Advisory Clients intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities. AlphaSimplex reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. Finally, AlphaSimplex has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. The implementation of these procedures is monitored by AlphaSimplex’s Chief Compliance Officer.
In addition, AlphaSimplex is aware of the potential for a conflict of interest in cases where AlphaSimplex, a related person or any of their employees, buys or sells securities recommended by AlphaSimplex to the clients. AlphaSimplex, in recognition of its fiduciary obligations to its clients and its desire to maintain its high ethical standards, has adopted a Code of Ethics containing provisions designed to prevent improper personal trading, identify conflicts of interest and provide a means to resolve any actual or potential conflict in favor of the client. AlphaSimplex requires all employees to obtain preclearance of personal securities transactions (other than certain exempted transactions as set forth in the Code of Ethics).
AQR: Each of the portfolio managers is also responsible for managing other accounts in addition to the respective Funds the portfolio manager manages, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Funds can present certain conflicts of interest, as described below.
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds, on the one hand, and the management of other accounts (including for the purposes of this discussion, Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of the Funds' trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds.
A number of potential conflicts of interest may arise as a result of AQR’s or the portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Funds and other accounts, but may not be available in sufficient quantities for both the Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Funds and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Funds and other accounts may be reduced in AQR’s discretion. The Funds may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Funds' return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Funds and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause the Fund to close to all or certain new investors
Another conflict could arise where different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different
Statement of Additional Information – August 1, 2023	141

investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Funds. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOS) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.
Whenever decisions are made to buy or sell investments by the Funds and one or more other accounts simultaneously, AQR or the portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to assure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Funds will not participate in a transaction that is allocated among other accounts or the Funds may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Funds from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for one or more funds.
To the extent that the Funds holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.
In addition, when the Funds and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Funds may be prohibited by applicable law from participating in restructurings, work-outs or other activities related to its investment in the issuer. As a result, the Funds may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Funds' best economic interests to do so. The Funds may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Funds to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Funds and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Funds that it would otherwise recommend, subject to the AQR’s then- current allocation policy and any applicable exemptions.
In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material nonpublic information received in connection with an investment opportunity that is offered to AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material nonpublic information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Funds' performance.
AQR and the Funds' portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for
Statement of Additional Information – August 1, 2023	142

performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Funds, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Funds and other accounts and that are designed to ensure that all accounts, including the Funds, are treated fairly and equitably over time.
Arrowstreet: Arrowstreet offers institutional investors a select range of equity investment strategies: long-only, alpha extension and long/short.
Arrowstreet’s investment strategies are managed by a cohesive investment team. Individual strategies are not managed by individual investment professionals but rather all strategies are managed by the same team of investment professionals. This team approach to trading is designed to ensure that all research ideas and opinions are shared at the same time among all accounts without systematically favoring any one account over another. Arrowstreet manages a large number of client accounts and, as a result, potential conflicts of interest may arise from time to time. As a result, Arrowstreet has established a number of policies and procedures designed to mitigate and/or eliminate potential conflicts. Arrowstreet has established policies and procedures with respect to trade execution, aggregation and allocation. In addition, Arrowstreet maintains a comprehensive code of ethics addressing potential conflicts that could arise between Arrowstreet and its employees and its clients.
Arrowstreet believes that its policies and procedures are reasonably designed to address potential conflicts of interest.
Baillie Gifford: In addition to managing the Fund, individual portfolio managers are commonly responsible for managing other registered investment companies, other pooled investment vehicles and/or other accounts. These other accounts may have similar investment strategies to the Fund. Potential conflicts between the portfolio management of the Fund and the portfolio manager’s other accounts are managed by Baillie Gifford using allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
Boston Partners: Boston Partners owes its clients a duty of loyalty and monitors situations in which the interests of its advisory clients may be in conflict with its own interests. Boston Partners identifies business practices that may cause a conflict of interest between it and its clients, discloses such conflicts of interest to clients and develops reasonable procedures to mitigate such conflicts.
Boston Partners has identified the following potential conflicts of interest and the measures it uses to address these matters:
Equitable Treatment of Accounts
Boston Partners recognizes that potential conflicts may arise from the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds and separately managed accounts of individuals and institutional investors. Where Boston Partners’ separately managed accounts are charged performance fees, portfolio managers may be inclined to take investment risks that are outside the scope of such client’s investment objectives and strategy. In addition, since Boston Partners’ private investment funds charge performance fees and share those fees with portfolio managers, such portfolio managers may also be inclined to take additional investment risks. Boston Partners maintains a Trade Allocation and Aggregation Policy as well as a Simultaneous Management Policy to ensure that client accounts are treated equitably. The Compliance Department (“CD”) reviews allocations and dispersion regularly, and accounts within the same strategy are precluded from simultaneously holding a security long and short. There are certain circumstances that would permit a long/short portfolio to take a contra position in a security that is held in another strategy. This happens very infrequently and the contra position is generally not related to the fundamental views of the security (i.e., – initiating a long position in a security at year-end to take advantage of tax-loss selling as a short-term investment, or initiating a position based solely on its relative weight in the benchmark to manage investment risk). However, in certain situations, the investment constraints of a strategy, including but not limited to country, region, industry or benchmark, may result in a different investment thesis for the same security. Each situation is fully vetted and approved by the firm’s Chief Investment Officer or his designee. Risk Management performs periodic reviews to ensure the product complies with the investment strategy and defined risk parameters.
Furthermore, since Boston Partners charges a performance fee on certain accounts, and in particular these accounts may receive “new issues” allocations, Boston Partners has a conflict of interest in allocating new issues to these accounts. Boston Partners maintains an IPO Allocation Policy and the CD assists in, and/or reviews, the allocation of new issues to ensure that IPOS are being allocated among all eligible accounts in an equitable manner.
Utilizing Brokerage to Advantage Boston Partners Boston Partners does not place trades through affiliated brokers. Securities trades are executed through brokerage firms
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with which Boston Partners maintains other advantageous relationships, such as soft dollars. In these cases, the broker may expect commission business in return. Boston Partners has established a Trade Management Oversight Committee to evaluate brokerage services and to review commissions paid to brokers. In addition, Boston Partners maintains a Best Execution Policy and a Soft Dollar Policy to assist in its monitoring efforts. Boston Partners also identifies affiliates of the investment companies for which it acts as investment adviser or sub adviser to ensure it is trading in accordance with applicable rules and regulations.
Directed Brokerage
Boston Partners faces an inherent conflict since it is in a position to direct client transactions to a broker or dealer in exchange for distribution capacity. Boston Partners maintains policies which prohibit its traders from considering a broker-dealer’s distribution capacity for promoting or selling Boston Partners’ separate account services, mutual funds, or proprietary funds (collectively, “Boston Partners’ Services”) during the broker selection process. Nor will Boston Partners compensate any broker either directly or indirectly by directing brokerage transactions to that broker for consideration in selling Boston Partners’ Services.
Mixed Use Allocations and Use of Soft Dollars to Benefit Adviser
Soft dollar services which have a “mixed use” allocation present a conflict of interest when determining the allocation between those services that primarily benefit Boston Partners’ clients and those that primarily benefit Boston Partners. In addition, a conflict of interest exists when Boston Partners uses soft dollars to pay expenses that would normally be paid by Boston Partners. Boston Partners has developed soft dollar policies which require it to make a good faith allocation of “mixed use” services and to document its analysis. In addition, the CD reviews all requests for soft dollars to ensure inclusion under the safe harbor of Section 28 (e) of the Exchange Act.
Trade Errors
A conflict arises when an investment adviser requests a broker/dealer to absorb the cost of a trade error in return for increased trading and/or commissions. Boston Partners prohibits correcting a trade error for any quid pro quo with a broker and has procedures for the proper correction of trade errors.
Principal Transactions
A principal transaction occurs when an investment adviser, acting for the account of itself or an affiliate buys a security from, or sells a security to a client. An inherent conflict of interest exists since an adviser has an opportunity to transfer unwanted securities from its account to a client's account, sell securities to a client’s account at prices above the market, or transfer more favorably priced securities from a client account to its account. Boston Partners generally does not permit the selling of a security from one client account and the purchasing of the same security in another client account if Boston Partners has a principal interest in one of the accounts at the time of the transaction. Additionally, Boston Partners requires that clients give consent by signing subscription agreements to purchase a pooled investment vehicle in which Boston Partners or a related entity has an interest.
Cross Trades
Cross transactions between clients create an inherent conflict of interest because Boston Partners has a duty to obtain the most favorable price for both the selling client and the purchasing client. Boston Partners generally does not engage in cross trading, however Boston Partners has procedures to ensure that any cross trade is in the best interests of all clients.
Affiliated Investments
Potential conflicts exist if Boston Partners directs client investments into affiliated vehicles in order to increase the size of these vehicles and thereby increase its compensation by (a) lowering overall expenses of the vehicle, some of which Boston Partners may have responsibility for; (b) permitting greater marketing of the vehicle which will generate greater fee revenue for Boston Partners; or (c) allowing Boston Partners or an affiliate to redeem its investment capital in such vehicle. To mitigate any detriment to the client, Boston Partners has product suitability procedures and will obtain a client’s consent prior to investing client assets in an affiliated vehicle.
Proprietary Trading Opportunities
Employees are in a position to take investment opportunities for themselves or Boston Partners before such opportunities are executed on behalf of clients. Employees have a duty to advance Boston Partners’ client interests before Boston Partners interests or their personal interests. Boston Partners must assure that employees do not favor their own or Boston Partners’ accounts. The Code of Ethics (“the Code”) includes procedures on ethical conduct and personal trading, including preclearance and blackout procedures, to which all employees are subject.
Insider Trading/Non-Public Information
Employees are in a position to learn material nonpublic information. Such employees are in a position to trade in their personal accounts on such information, to the potential disadvantage of client accounts. The Code addresses insider trading including permissible activities. Employees certify, at least annually, that they are in compliance with the Code.
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Boston Partners periodically discusses securities which may be held in client accounts with external investment professionals when sourcing and analyzing investment ideas. These discussions may include but are not limited to economic factors, market outlook, sector and industry views, and general and/or specific information regarding securities. Discussion of specific securities creates a conflict which could disadvantage Boston Partners’ clients if the external parties were to act upon this information, including but not limited to front-running and scalping either particular securities or numerous securities in a similar sector to the extent such information is known about Boston Partners’ holdings. Boston Partners has policies prohibiting discussion of client investments for non-business purposes and has outlined permissible activities as well as certain other prohibitions when sourcing investment ideas for business purposes.
Value-Added Investors
A senior executive from a public company or a private company that is a hedge fund, broker-dealer, investment adviser, or investment bank, (collectively, “VAIs”), may invest in Boston Partners’ private funds. A conflict exists if Boston Partners invests in companies affiliated with a VAI or if a VAI who works at a private company provide material non-public information to Boston Partners or vice versa. Both of these conflicts raise issues with respect to information sharing. Boston Partners has procedures to: i) identify these individuals through its annual outside businesses questionnaire, its annual compliance questionnaire, review of new account start-up documents, and its 5130 and 5131 questionnaires, and ii) monitor conflicts these persons present through its pre-trade compliance system and/or email surveillance.
Selective Disclosure
Selective disclosure occurs when material information is given to a single investor, or a limited group of investors, and not to all investors at the same time. This practice may allow one set of investors to profit on undisclosed information prior to giving others the same opportunity. In order to prevent this conflict of interest, Boston Partners has procedures regarding the dissemination of account holdings.
Valuation of Client Accounts
Because Boston Partners calculates its own advisory fees, it has an incentive to over-value such accounts to either increase the fees payable by the client, or to conceal poor performance for an incentive fee. Boston Partners has several safeguards in place to mitigate this conflict. Boston Partners has a policy for the valuation of securities. Boston Partners’ Operations Department (“Operations”) reconciles cash, assets, and prices for all client accounts with the client’s custodian bank’s records on a monthly basis. Finally, as part of Boston Partners annual financial review, external auditors review a sample of client fee invoices.
Representing Clients
At times, clients may request Boston Partners represent their interests in class action litigation, bankruptcies or other matters. Boston Partners’ expertise lies in investment management and has an inherent conflict of interest if cast in any other role. When possible, Boston Partners’ investment management agreements include provisions that Boston Partners will not act on behalf of the client in class actions, bankruptcies or matters of litigation.
Outside Business Activities
An employee’s outside business activities may conflict with the employee’s duties to Boston Partners and its clients. Boston Partners requires all employees to disclose any outside employment to the CD, who, in conjunction with the employee’s supervisor and the Director of HR, will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the employee may be asked to terminate either his outside employment or his position with Boston Partners.
Business Gifts and Entertainment
Boston Partners employees periodically give or receive gifts from clients. Boston Partners employees host clients or receive entertainment provided by a client. Such gifts or entertainment may be considered efforts to gain unfair advantage. Boston Partners maintains a gifts and entertainment policy and has developed a “Q&A” guide for employees regarding certain types of gifts and entertainment. Generally, employees are not permitted to give or receive gifts of more than $100 in value, per person, per year. Entertainment that is normal or customary in the industry is considered appropriate. Employees should consult the CD if they are unsure about a particular gift or value of entertainment.
Illegal or Unethical Behavior
Unethical or illegal conduct by employees damages Boston Partners’ ability to meet its fiduciary duties to clients. Employees are required to report to management any actual or suspected illegal or unethical conduct on the part of other employees of which they become aware or any situations in which they are concerned about the “best course of action.” In addition, employees are required to certify annually that they are in compliance with this Manual. Regardless of whether a government inquiry occurs, Boston Partners views seriously any violation of this Manual. Disciplinary sanctions may be imposed on any employee committing a violation of this Manual.
Proxy Voting Boston Partners’ proxy voting authority for its clients, puts it in a position where its interests may conflict with the best
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interests of its clients when determining how to vote. Boston Partners has a proxy voting policy and has engaged an outside vendor to execute proxies according to this policy. Boston Partners has a procedure to handle conflicts of interest which may arise in voting client securities.
Consulting Relationships
Boston Partners may purchase software, educational programs and peer group information from consulting firms that represent Boston Partners clients. Due to the lack of payment transparency, these relationships could give rise to improper activity on the part of the investment adviser or the consultant. Products purchased from consultants must serve a legitimate need for Boston Partners’ business and may not be acquired to influence a consultant’s recommendation of Boston Partners.
Causeway: The portfolio managers who subadvise a portion of the assets of the Fund also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts and funds, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in subadvising a portion of the Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Fund that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Fund or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of a number of mutual funds: Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund, Causeway International Small Cap Fund, and Causeway Concentrated Equity Fund (together, the “Causeway Mutual Funds”). Causeway also sponsors and manages certain other comingled vehicles in its international value equity strategy that are offered to institutional investors. Most of the portfolio managers have personal investments in one or more Causeway Funds. Ms. Ketterer and Mr. Hartford each holds (through estate planning vehicles) a controlling voting interest in Causeway’s parent holding company and Messrs. Eng, Muldoon, Valentini, and Ms. Lee (directly or through estate planning vehicles) have minority ownership interests in Causeway’s parent holding company.
Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.
Columbia Management: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts, such as the Investment Manager’s hedge funds, that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor accounts that pay higher fees, including performance fee accounts, such that the portfolio manager may have an incentive to allocate attractive investments disproportionately to performance fee accounts.
Similar conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. When the Investment Manager determines it necessary or appropriate in order to ensure compliance with restrictions on joint transactions under the 1940 Act, a Fund may not be able to invest in privately-placed securities in which other accounts advised by the Investment Manager using a similar style, including performance fee accounts, are able to invest, even when the Investment Manager believes such securities would otherwise represent attractive investment opportunities. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, including for investments in the Investment Manager’s hedge funds, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.
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A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager’s accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.
“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.
To the extent a Fund invests in underlying funds, a portfolio manager will be subject to the potential conflicts of interest described in Potential Conflicts of Interest – Columbia Management – FOF (Fund-of-Funds) below.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.
Columbia Management – IB: Management of the Income Builder Fund-of-Funds differs from that of the other Funds. The portfolio management process is set forth generally below and in more detail in the Fund’s prospectus.
The Investment Manager uses quantitative models combined with qualitative factors to determine the Fund’s allocations to the underlying funds. Using these methodologies, a group of the Investment Manager’s investment professionals allocates the Fund’s assets within and across different asset classes in an effort to achieve the Fund’s objective of providing a high level of current income and growth of capital. The Fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the Investment Manager establishes allocations for the Fund, seeking to achieve each Fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.
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Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:
■	In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.
■	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.
The Investment Manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the Investment Manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.
In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
Columbia Management – FoF (Fund-of-Funds): Management of funds-of-funds differs from that of the other Funds. The portfolio management process is set forth generally below and in more detail in the Funds’ prospectus.
Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.
■	Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds.
■	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.
In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
To the extent a fund-of-funds invest in securities and instruments other than other Funds, the portfolio manager is subject to the potential conflicts of interest described in Potential Conflicts of Interest – Columbia Management above.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.
Conestoga: Like other investment professionals with multiple clients, portfolio managers may face certain potential conflicts of interest in connection with managing both the portion of the Fund’s assets allocated to Conestoga (Conestoga’s Sleeve) and other accounts at the same time. Conestoga has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that Conestoga’s portfolio managers face in this regard. Certain of those conflicts of interest are summarized below.
The management of accounts with different advisory or sub-advisory fee rates and/or fee and expense structures may raise certain potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee, or higher profit margin accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.
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A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for a fund. A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among Conestoga’s Sleeve and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Conestoga’s Sleeve and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of Conestoga’s Sleeve as well as other accounts, the Conestoga’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to Conestoga’s Sleeve or the Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.
“Cross trades,” in which a portfolio manager sells a particular security held by Conestoga’s Sleeve to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Conestoga has adopted compliance procedures that provide that any transactions between the Fund and another account managed by Conestoga are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of Conestoga’s Sleeve and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for Conestoga’s Sleeve that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for Conestoga’s Sleeve, even though it could have been bought or sold for Conestoga’s Sleeve at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security. There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.
The portfolio manager(s) also may have other potential conflicts of interest in managing Conestoga’s Sleeve, and the description above is not a complete description of every conflict that could exist in managing Conestoga’s Sleeve and other accounts. Many of the potential conflicts of interest to which the Conestoga’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of Conestoga or other subadvisers of the Fund.
Crabel: Crabel provides investment management services to multiple clients across multiple trading programs. The firm’s clients include commodity pools, registered investment companies, separately managed accounts, and other pooled investment vehicles. Crabel employees may also trade for their own personal trading accounts. A fundamental policy of the firm is to identify and mitigate conflicts that impact Crabel’s business, with a guiding principle that the firm owes a fiduciary duty to act in the best interests of its clients. There are a variety of conflicts of interest in operating its business, which Crabel addresses in its adopted Compliance Manual and a variety of policy statements. Crabel believes its adopted policies and procedures (e.g., code of ethics, valuation, trade allocation, and privacy) are reasonably designed to provide oversight when acting on behalf of multiple clients. Oversight is provided by the firm’s Compliance department, as well as senior management, various business departments, internal committees, and the firm’s Executive Committee.
With respect to the allocation of investment opportunities, Crabel adopted a trade allocation policy reasonably designed to ensure the allocation of fills is fair and equitable across multiple clients that trade the same investment strategy. There is no discretion on a trade by trade basis to decide how a trade is allocated; rather Crabel’s system utilizes a random allocation algorithm to allocate fills to accounts based on account size.
As a systematic, algorithmic trading firm, Crabel has implemented various internal controls that are designed to prevent Crabel’s employees from taking inappropriate risk. Trading models are systematically implemented through Crabel’s algorithmic execution platform, with the majority of Crabel’s trading being automated. Only a limited number of senior staff in the Research department are authorized to add a trading model. No discretion is taken with the firm’s systematic trading approach. Crabel’s automated trading platform was designed with multiple redundancies to prevent errant trade executions and limits are set with brokers to provide initial oversight of trade activity. Oversight of performance, slippage, and trading models is intended to minimize the risk of employees acting outside of their given latitude.
DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other
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accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Fund. Actual or apparent conflicts of interest include:
■	Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Fund.
■	Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.
■	Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.
■	Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.
■	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.
DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Diamond Hill: The portfolio managers are also responsible for managing other account portfolios in addition to the respective Fund that they manage. Management of other accounts in addition to the Fund can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time the portfolio managers may spend on other accounts versus the respective fund they manage. Diamond Hill has implemented specific policies and procedures to address any potential conflicts.
Performance Based Fees
Diamond Hill manages certain accounts for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As a result of the performance-based fee component, Diamond Hill may receive additional revenue related to the Performance Fee Accounts. None of the portfolio managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate portfolio managers and all staff.
Trade Allocation
Diamond Hill manages numerous accounts in addition to the Fund. When the Fund and another of Diamond Hill’s clients seek to purchase or sell the same security at or about the same time, Diamond Hill may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Fund because of increased volume of the transaction. However, when another Diamond Hill client specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, Diamond Hill has adopted a trade allocation policy in which all trade orders occurring simultaneously among the Fund and one or more other accounts where Diamond Hill has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through the portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.
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Personal Security Trading by the Portfolio Managers
Diamond Hill has adopted a Code of Ethics designed to: (1) demonstrate Diamond Hill’s duty at all times to place the interest of clients and Fund shareholders first; (2) align the interests of the portfolio managers with clients and Fund shareholders, and (3) mitigate inherent conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of Diamond Hill, including the portfolio managers, from purchasing any individual equity or fixed income securities that are eligible to be purchased by client portfolios. The Code of Ethics also prohibits the purchase of third-party mutual funds in the primary Morningstar categories with which Diamond Hill competes. As a result, each of the portfolio managers are significant owners in the Diamond Hill strategies, thus aligning their interest with clients.
Best Execution and Research Services
Diamond Hill has controls in place for monitoring trade execution in client accounts, including reviewing trades for best execution. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to Diamond Hill creating a conflict of interest. To mitigate this conflict, we adopted a policy that prohibits us from considering any factor other than best execution when a client trade is placed with a broker-dealer.
Receipt of research from brokers who execute client trades involves conflicts of interest. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.
Hotchkis & Wiley: The Portfolio is managed by Hotchkis & Wiley’s investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley also provides model portfolio investment recommendations to sponsors without execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, Hotchkis & Wiley’s discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa.
Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley’s other business activities and Hotchkis & Wiley’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis & Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis & Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis & Wiley seeks to mitigate the impact of these conflicts on a case by case basis. Hotchkis & Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may be used in servicing any or all of Hotchkis & Wiley’s clients (including model portfolio delivery clients) across all of the firm’s investment strategies, and may benefit certain client accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis & Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis & Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings. Since accounts are managed to a target portfolio by the Investment Team, adequate time and
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resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Conduct.
Jacobs Levy: Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the Fund’s account. The portfolio managers, Bruce Jacobs and Kenneth Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm’s other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the Fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the Fund’s account) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the portfolio managers may have an ownership or financial interest.
Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy’s revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the portfolio managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.
Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts may invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the Fund’s account). Jacobs Levy typically aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the Fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments (including investments for the Fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the Fund’s account).
Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.
Jacobs Levy provides model portfolios to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy may execute trades for other clients whose accounts utilize the same investment strategy as the model(s). Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that trading based on the model portfolio will occur at the same or different times for Jacobs Levy’s discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.
JPMIM: The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
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JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.
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Loomis Sayles: Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund(s) and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Los Angeles Capital: Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the firm believes are reasonably designed to address the potential for conflicts of interest associated with managing portfolios for multiple clients and that seek to treat all clients fairly and equally over time and to mitigate conflicts among accounts. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement, and such restrictions and instructions are monitored for compliance with the client’s investment guidelines.

Side-by-side management can result in investment positions or actions taken for one client account that differ from those taken in another client account. Accordingly, one client account can engage in short sales of or take a short position in an investment that at the same time is owned or being purchased long by another client account. These positions and actions can adversely affect or benefit different clients at different times.
The firm manages client accounts that have different investment strategies, objectives, restrictions, constraints, launch dates, and overlapping benchmark constituents. Given these customizations and differences, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account. However, simultaneously purchasing and selling the same security in the same account (“wash trades”) is prohibited. Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at different execution prices.
The decision as to which accounts participate in an investment opportunity will take into account, among other things, the quantitative model’s outlook on the account’s strategy, the account’s investment guidelines, and the account’s risk metrics.
Los Angeles Capital’s proprietary optimization-based technology for trading client portfolios complements the firm’s approach to stock selection and uses real-time market prices to parse the master (“parent”) order lists into a sub-list or “child” order lists, for execution by agency brokers. For accounts traded using the firm’s trade optimization technology, real-time market prices are the primary creation determinant in each child order. Therefore, names traded for one account (or group of accounts) may result in different execution prices than a name traded for another account (or group of accounts). The firm’s trade optimization technology is primarily used for U.S. market accounts. As the firm’s trade optimization trading technology is dependent upon robust and consistent market data, Los Angeles Capital does not currently utilize this technology in Developed Asia and Emerging Markets.
While each client account is managed individually, with trade allocation determined prior to placing each trade with the broker, Los Angeles Capital may, at any given time, purchase and/or sell the same security in a block that is allocated among multiple accounts. Los Angeles Capital will generally execute transactions for clients on an aggregated basis when it believes that doing so would allow it to obtain best execution and remain consistent with the account’s investment guidelines. As such, the firm from time to time evaluates account trade lists for sizeable or potentially illiquid transactions that may be aggregated among several concurrent account rebalances. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory limitations, round lot requirements, and cash flows. The firm allocates trades that are submitted in a block prior to placing the trade with the broker. When there is decision making on whether to include or exclude certain
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accounts from a block transaction, there is always the potential for conflicts of interest. Furthermore, the effect of trade aggregation may work on some occasions to the account’s disadvantage. Los Angeles Capital’s policies and procedures in allocating trades are structured to treat all clients fairly. Los Angeles Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may not participate in certain block trades.
The firm’s strategies predominantly invest in liquid common stocks. Based on a variety of factors including the strategy, guidelines, and turnover goals, Los Angeles Capital determines the trading frequency for each account. Most accounts currently trade at least semi-monthly and others may trade more or less frequently depending on turnover goals, market conditions and other factors unique to the strategy or markets in which they are invested. An account’s rebalance cycle is dependent on the account’s strategy. Los Angeles Capital has designed a proprietary Brokerage Allocation Randomization system for objectively pairing which broker to use when executing an account’s transactions based on regional market eligibility/suitability characteristics, as well as perceived execution capability of the broker in such regional markets. The firm’s proprietary accounts, which are invested in liquid, benchmark securities, may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, model constraints, and resource constraints. The order of account rebalances may work on some occasions to the account’s advantage or disadvantage.
Los Angeles Capital’s portfolio managers manage accounts that are charged a performance-based fee alongside accounts in the same strategy with asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities. Management and performance fees inure to the benefit of the firm as a whole and not to specific individuals or groups of individuals. Further, Los Angeles Capital employs a quantitative investment process which utilizes the firm’s proprietary investment model technology to identify securities and construct portfolios.
Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading and requires pre-clearance authorization from both the Trading and Compliance and Regulatory Risk Departments for certain personal security transactions. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is monitored under the Code of Ethics, and is designed to reasonably identify and prevent conflicts of interest between the firm and its clients.
Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients. Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with Los Angeles Capital’s Code of Ethics. The Code of Ethics also governs employees giving or accepting gifts and entertainment.
Manulife: When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager‘s responsibility for the management of the Fund as well as one or more other accounts. Manulife has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Manulife has structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See ―Compensation of Portfolio Managers below.
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Manulife has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Manulife generally require that such trades be “bunched”, which means
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that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Manulife will place the order in a manner intended to result in as favorable a price as possible for such client.
A portfolio manager could favor an account if the portfolio manager‘s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager‘s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Manulife receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager‘s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager‘s compensation. Neither the advisor nor Manulife receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Manulife imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, Manulife seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
PGIM: Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
■	elimination of the conflict;
■	disclosure of the conflict; or
■	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income have an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor
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the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determines to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved or managed on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.
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Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including, exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/ or that are related to the performance of certain client accounts.
Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
Each quarter, the head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by one or both the head of the co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.
Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.
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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:
Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors, or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.
Conflicts Arising Out of Legal and Regulatory Restrictions.
At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of, or (iii) share investment analyses regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.
PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.
PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:
■	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
■	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
■	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
■	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is
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no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Valuation and Fees.
When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.
Conflicts Related to Securities Lending and Reverse Repurchase Fees.
When PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.
Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, the head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by one or both of our co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
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PGIM Quantitative Solutions: Like other investment advisers, PGIM Quantitative Solutions is subject to various conflicts of interest in the ordinary course of its business. PGIM Quantitative Solutions strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Quantitative Solutions seeks to address such conflicts through one or more of the following methods:
■	Elimination of the conflict;
■	Disclosure of the conflict; or
■	Management of the conflict through the adoption of appropriate policies and procedures.
PGIM Quantitative Solutions follows Prudential Financial's standards on business ethics, personal securities trading, and information barriers. PGIM Quantitative Solutions has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Quantitative Solutions cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest
Side-by-side management of multiple accounts can create incentives for PGIM Quantitative Solutions to favor one account over another. Examples are detailed below, followed by a discussion of how PGIM Quantitative Solutions addresses these conflicts.
■	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. PGIM Quantitative Solutions manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to PGIM Quantitative Solutions than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for PGIM Quantitative Solutions to favor one account over another. Specifically, PGIM Quantitative Solutions could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, PGIM Quantitative Solutions takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that PGIM Quantitative Solutions subadvises, may differ from fees charged for single client accounts.
■	Long Only/Long-Short Accounts. PGIM Quantitative Solutions manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Quantitative Solutions may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that PGIM Quantitative Solutions is taking inconsistent positions with respect to a particular security in different client accounts.
■	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. PGIM Quantitative Solutions manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, PGIM Quantitative Solutions’ investment professionals may have an interest in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
■	Affiliated Accounts. PGIM Quantitative Solutions manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Quantitative Solutions could have an incentive to favor accounts of affiliates over others.
■	Non-Discretionary Accounts or Model Portfolios. PGIM Quantitative Solutions provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When PGIM Quantitative Solutions manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executing discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if PGIM Quantitative Solutions delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
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■	Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Quantitative Solutions.
■	Securities of the Same Kind or Class. PGIM Quantitative Solutions sometimes buys or sells, or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. PGIM Quantitative Solutions may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities can appear as inconsistencies in PGIM Quantitative Solutions’ management of multiple accounts side-by-side.
How PGIM Quantitative Solutions Addresses These Conflicts of Interest
The conflicts of interest described above with respect to PGIM Quantitative Solutions’ different types of side-by-side management could influence PGIM Quantitative Solutions’ allocation of investment opportunities as well as its timing, aggregation and allocation of trades. PGIM Quantitative Solutions has developed policies and procedures designed to address these conflicts of interest. PGIM Quantitative Solutions’ Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to PGIM Quantitative Solutions or PGIM Quantitative Solutions personnel's pecuniary, investment or other financial interest.
In keeping with its fiduciary obligations, PGIM Quantitative Solutions’ policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. PGIM Quantitative Solutions’ investment strategies generally require that PGIM Quantitative Solutions invest its clients’ assets in securities that are publicly traded. PGIM Quantitative Solutions generally does not participate in IPOs. PGIM Quantitative Solutions’ investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors significantly reduce the risk that PGIM Quantitative Solutions could favor one client over another in the allocation of investment opportunities. PGIM Quantitative Solutions’ compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in PGIM Quantitative Solutions’ side-by-side management and trading so that PGIM Quantitative Solutions may take measures to correct or improve its processes. PGIM Quantitative Solutions’ Trade Management Oversight Committee, which consists of senior members of PGIM Quantitative Solutions’ management team, reviews trading patterns on a periodic basis.
PGIM Quantitative Solutions rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. PGIM Quantitative Solutions may aggregate trades for multiple portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, PGIM Quantitative Solutions’ compliance unit performs periodic reviews to determine that all portfolios are rebalanced consistently, over time, within all equity strategies.
With respect to PGIM Quantitative Solutions’ management of long-short and long-only active equity accounts, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. PGIM Quantitative Solutions’ review is also intended to identify situations where PGIM Quantitative Solutions would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.
PGIM Quantitative Solutions’ Relationships with Affiliates and Related Conflicts of Interest
As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Quantitative Solutions is part of a diversified, global financial services organization. PGIM Quantitative Solutions is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers or directors of some of these affiliates.
Conflicts Related to PGIM Quantitative Solutions’ Affiliations
■	Conflicts Arising Out of Legal Restrictions. PGIM Quantitative Solutions may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes, these restrictions apply as a result of PGIM Quantitative Solutions’ relationship with Prudential Financial and its other affiliates. For example, PGIM Quantitative Solutions’ holdings of a
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security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. PGIM Quantitative Solutions tracks these aggregate holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential if such thresholds are exceeded. In addition, PGIM Quantitative Solutions could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. PGIM Quantitative Solutions is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.
Conflicts Related to PGIM Quantitative Solutions’ Financial Interests and the Financial Interests of PGIM Quantitative Solutions’ Affiliates
■	PGIM Quantitative Solutions, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of PGIM Quantitative Solutions have financial interests in, or relationships with, companies whose securities PGIM Quantitative Solutions holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Quantitative Solutions or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Quantitative Solutions on behalf of its client accounts. For example, PGIM Quantitative Solutions invests in the securities of one or more clients for the accounts of other clients. PGIM Quantitative Solutions’ affiliates sell various products and/or services to certain companies whose securities PGIM Quantitative Solutions purchases and sells for its clients. PGIM Quantitative Solutions’ affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Quantitative Solutions invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, PGIM Quantitative Solutions may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of PGIM Quantitative Solutions’ affiliates (as well as directors of PGIM Quantitative Solutions’ affiliates) are officers or directors of issuers in which PGIM Quantitative Solutions invests from time to time. These issuers may also be service providers to PGIM Quantitative Solutions or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Quantitative Solutions makes investment decisions for each client independently considering the best economic interests of such client.
■	Certain of PGIM Quantitative Solutions’ employees may offer and sell securities of, and interests in, commingled funds that PGIM Quantitative Solutions manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for PGIM Quantitative Solutions’ employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to PGIM Quantitative Solutions. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, PGIM Quantitative Solutions performs suitability checks on new clients as well as on an annual basis with respect to all clients.
■	A portion of the long-term incentive grant of some of PGIM Quantitative Solutions’ investment professionals will increase or decrease based on the performance of several of PGIM Quantitative Solutions’ strategies over defined time periods. Consequently, some of PGIM Quantitative Solutions’ portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, PGIM Quantitative Solutions has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with PGIM Quantitative Solutions’ fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, PGIM Quantitative Solutions’ chief investment officer will perform a comparison of trading costs between accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of PGIM Quantitative Solutions’ Trade Management Oversight Committee.
Conflicts Arising Out of Certain Vendor Agreements
■	PGIM Quantitative Solutions and its affiliates, from time to time, have service agreements with various vendors that are also investment consultants. Under these agreements, PGIM Quantitative Solutions or its affiliates compensate the vendors for certain services, including software, market data and technology services. PGIM Quantitative Solutions’s clients may also retain these vendors as investment consultants. The existence of service agreements between these consultants and PGIM Quantitative Solutions may provide an incentive for the investment consultants to favor PGIM Quantitative Solutions when they advise their clients. PGIM Quantitative Solutions does not, however, condition its purchase of services from consultants upon their recommending PGIM Quantitative Solutions to their clients. PGIM
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Quantitative Solutions will provide clients with information about services that PGIM Quantitative Solutions or its affiliates obtain from these consultants upon request. PGIM Quantitative Solutions retains third party advisors and other service providers to provide various services for PGIM Quantitative Solutions as well as for funds that PGIM Quantitative Solutions manages or subadvises. A service provider may provide services to PGIM Quantitative Solutions or one of its funds while also providing services to PGIM, Inc. (PGIM), other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Quantitative Solutions may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance that PGIM Quantitative Solutions will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.
TCW: TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.
The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.
TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.
Threadneedle: Threadneedle portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, a portfolio manager’s responsibilities at Threadneedle include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.
Threadneedle has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle and its affiliate Columbia Management have developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
Voya : A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.
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Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.
Water Island: Water Island maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple portfolios. Other portfolios managed by Water Island may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.
Allocation of Limited Investment Opportunities – If a portfolio manager identifies a limited investment opportunity (including initial public offerings and private placement securities) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these multiple funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. Water Island has adopted trade aggregation and allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner among client accounts, including the Fund. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.
Similar Investment Strategies – Water Island and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by Water Island’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.
Different Investment Strategies – Water Island and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, Water Island has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by Water Island’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.
Differences in Financial Incentives - A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when
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the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or Water Island has a financial interest. For instance, Water Island may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. Typically, Water Island or an affiliate supplies the funding for these accounts. Employees of Water Island, including the Fund’s portfolio managers, may also invest in certain pilot accounts. Water Island may also manage certain pooled investment vehicles whereby Water Island provides principal protection for investors. Water Island may be motivated to favor such funds to minimize the likelihood of losses. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit Water Island or the portfolio manager. As described above, it is Water Island’s policy that investment opportunities and trades are allocated fairly and equitably among client accounts, taking into consideration the objectives, restrictions, investment strategy, asset allocation and benchmarks of each client. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management. Moreover, Water Island has adopted a policy to treat pilot accounts in the same manner as other client accounts, including the Fund, for purposes of trade aggregation and allocation -- neither favoring nor disfavoring them (except that pilot accounts do not receive allocations of initial public offerings or private placement securities unless other accounts receive a full allocation first).
Selection of Brokers/Dealers - A portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide Water Island with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. To be assured of continuing to receive services considered of value to the Fund and its other clients, Water Island has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that Water Island determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Fund and Water Island may also promote the sale of investment companies or pooled investment vehicles advised by Water Island, and Water Island and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the investment companies or pooled investment vehicles advised by Water Island.
Personal Holdings and Transactions – Water Island’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts, including the Fund. Under limited circumstances, Water Island allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Water Island for its client accounts. Water Island and its employees may also invest in registered investment companies and other pooled investment vehicles that are managed by Water Island. This may result in a potential conflict of interest since Water Island’s employees have knowledge of such funds’ investment holdings, which is non-public information. Water Island has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.
Water Island and the Fund’s portfolio managers may also face other potential conflicts of interest in the management of the Fund and other client accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.
Structure of Compensation
Allspring: The compensation structure for Allspring’s portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when
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determining his/her fixed base salary. In addition, portfolio managers, who meet the eligibility requirements, may participate in Allspring’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring’s Investment Incentive Program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of our portfolio managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
As an independent firm, approximately 20% of Allspring is owned by employees, including portfolio managers.
AlphaSimplex: All AlphaSimplex investment professionals receive compensation according to a merit-based incentives structure. In addition to receiving competitive base salaries, employees are eligible for performance bonuses, which are based on both individual and firm performance. Performance is assessed on an annual basis by department heads. AlphaSimplex considers a number of factors—including risk-adjusted performance and intellectual contribution—when determining the bonus compensation of its investment professionals. Key professionals who have made significant and lasting contributions to the firm are invited to participate in a supplemental bonus pool reserved for partners of the firm. Partners are awarded claims on specific percentages of the firm’s annual profits.
The Compensation Committee of the AlphaSimplex Board of Directors approves all bonus and partnership awards based on the recommendations of management. The total bonus pool is comprised of a staff bonus pool, which is generally set at 100% of base salaries, and a separate pool for partners, which is funded with any remainder and allocated among the partners based on their partnership interests. Accordingly, variable compensation makes up a significant portion of total remuneration, particularly for senior managers, whose bonuses can amount to between 100% and 600% of base compensation. To retain talent, AlphaSimplex defers a significant portion of bonus amounts for key professionals for up to three years. The deferred portion of bonuses is invested across all the strategies managed by AlphaSimplex. Finally, as a condition of employment, all AlphaSimplex employees agree to abide by non-compete/non-solicit/non-disclosure agreements. These agreements provide for a 12–36 month non-compete period in the event an employee leaves the firm.
Portfolio manager compensation is a function of firm-wide profitability. Since AlphaSimplex’s approach to investment management is quantitative and systematic, Fund shareholder interests are less dependent on day-to-day portfolio manager decisions, but more a function of overall model performance over longer time periods. Therefore, strong long-term Fund performance goes hand-in-hand with long-term firm profitability and portfolio manager compensation.
AQR: The compensation for each of the portfolio managers that is a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. A Principal’s relative ownership in AQR is based on a number of factors including contribution to the research process, leadership and other contributions to AQR. There is no direct linkage between assets under management, Fund performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues and presumably net income.
The compensation for the portfolio managers that are not Principals of AQR primarily consists of a fixed base salary and a discretionary bonus (Total Compensation). Total Compensation is reviewed at least annually under a formal review program and changes are made based on a number of factors including firm performance, market rates for specific roles and an individual’s performance. Job performance contributes significantly to the determination of any Total Compensation increase; other factors, such as seniority are also considered. A portfolio manager’s Total Compensation is not based on any specific fund’s or strategy’s assets under management or performance, but is affected by the overall performance of the firm.
Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.
Arrowstreet: Arrowstreet’s compensation system is designed to attract, motivate and retain talented professionals. Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus. Bonuses are paid on an annual basis. Bonus targets are set for each individual at each review period, typically the start of every year.
Baillie Gifford: Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.
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Baillie Gifford’s compensation package for staff is oriented towards rewarding long term contributions to both investment performance and the business overall. The partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and retention of existing clients, achieved through providing excellent investment service.
Baillie Gifford’s remuneration approach emphasises the importance of client outcomes and aligns more closely with its long-term investment approach.
A firm-wide bonus may be paid annually. Additionally, staff may receive a bonus through the Long-Term Profit Award scheme, sharing in the firm’s long-term performance.
The remuneration for non-partner staff at Baillie Gifford has three key elements: (i) base salary, (ii) an Annual Performance Award and (iii) a Long-Term Profit Award. In addition, staff are eligible for the firm’s health and welfare benefits available to all Baillie Gifford employees.
Annual Performance Award (APA)
All members of staff participate in the APA arrangement and are allocated to a level within the APA in line with the size, scope, and function of their role. There are five levels for the annual performance award, each with a different level of maximum award, relevant to the area of the business that each member is part of.
The APA calculation is determined based on the business area that the staff member is aligned to.
Long Term Profit Award (LTPA)
In addition to the annual performance award, all members of staff have the opportunity to participate in the LTPA. This award provides an annual payment to staff determined by the firm’s profitability, enabling staff to share in, and have a direct link to, the long-term prosperity of the firm.
The LTPA calculation is determined by the firm’s profitability and staff are aligned to one of ten levels.
Deferral
All staff defer between 10% and 40% of their total annual variable remuneration (both APA and LTPA elements). Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s investment policy.
Partners of Baillie Gifford & Co. Donald Farquharson, Tom Walsh and Jenny Davis are partners of Baillie Gifford & Co.
The remuneration of Baillie Gifford & Co. partners comprises Baillie Gifford & Co. partnership profits, which are distributed as:
base salary; and
a share of the partnership profits.
The profit share is calculated as a percentage of total partnership profits based on seniority and role within Baillie Gifford & Co. The basis for the profit share is detailed in the Baillie Gifford & Co. Partnership Agreement. The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds. Partners in their first few years additionally receive a bonus. The bonuses are calculated in the same way as those for staff but exclude the deferred element. A proportion of the bonus paid will be retained to be used to buy capital shares in the partnership.
Boston Partners: All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.
Typically, bonuses are based upon a combination of one or more of the following four criteria:
1. Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
2. Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
3. Investment Team Performance: the financial results of the investment group; and
4. Firm-wide Performance: the overall financial performance of Boston Partners.
Boston Partners professional compensation consultants with asset management expertise to annually review our practices to ensure that they remain highly competitive.
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Causeway: Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salary and are entitled, as controlling owners of the firm’s parent holding company, to distributions of the holding company’s profits based on their ownership interests. They do not receive incentive compensation. The other portfolio managers receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of profits based on their minority ownership interests in the firm’s parent holding company. Causeway’s Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to approval of the holding company’s Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance the Fund or any single client account managed by Causeway but take into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results. The performance of stocks selected for Fund and client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development. The assessment of these factors takes into account both current and future risks and different factors can be weighed differently.
Columbia Management: Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Under the Columbia Management annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.
Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks, custom indexes and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
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Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
Columbia Management – Tech Team: Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in most instances the base salary, are paid from a team compensation pool that is based on fees and performance of the accounts managed by the portfolio management team, which include mutual funds, wrap accounts, institutional portfolios and hedge funds.
The percentage of management fees on mutual funds that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.
The pool is also funded by a percentage of the management fees on long-only institutional separate accounts, that percentage being based on the source of the account in question, and by a fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate.
The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return.
For all employees, the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
Conestoga: Each of the Fund’s portfolio managers is a partner of Conestoga. As such, each portfolio manager receives a share of Conestoga’s annual profits, as specified in the manager’s partnership agreement with Conestoga, from Conestoga’s management of the Fund and all other accounts.
Crabel: Crabel employees are compensated with a competitive salary and have the opportunity for a discretionary bonus. An employee’s individual performance and the performance of the firm are factors considered when determining the bonus amount. Certain senior executives participate as profits interest owners of the firm. Portfolio manager compensation related to individual strategy performance is variable, generally determined based on a percentage of the fees earned from the aggregate assets of each strategy. Managers are not compensated if they meet or exceed an index or other performance target or based on the performance of a strategy. Each strategy is designed to achieve a specific volatility target, which an investor expects to achieve. Due to the systematic nature of Crabel’s trading, managers do not have sole discretion to modify strategy parameters or to enter discretionary trades as a way to influence performance of the strategy. In any year that the firm receives performance-based fees, a portfolio manager, along with all other firm employees, may receive higher total compensation based on the firm’s overall profitability in such year. Compensation is reviewed periodically to ensure all employee compensation is competitive and reflects the role of the individual employee including responsibility, job complexity, performance, and job market conditions.
DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:
■	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.
■	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
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In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
Diamond Hill: Diamond Hill portfolio managers are paid a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients and shareholders, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:
■	The long-term pre-tax investment performance of the fund(s) that they manage,
■	Diamond Hill’s assessment of the investment contribution they make to strategies they do not manage,
■	Diamond Hill’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and
■	Diamond Hill’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities. Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis).
Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio manager compensation is not directly tied to product asset growth or revenue; however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of Diamond Hill’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. Diamond Hill also offers a Deferred Compensation Plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral of incentive compensation must be invested in Diamond Hill Funds for the entire duration of the deferral.
Hotchkis & Wiley: Hotchkis & Wiley’s investment team, including portfolio managers, is compensated in various forms, which may include a base salary, bonus, profit sharing, and equity ownership. Compensation is used to reward, attract , and retain high- quality investment professionals. The Investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.
Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis & Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees, and advice from members of Hotchkis & Wiley’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of Hotchkis & Wiley’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic. The portfolio managers of the Fund own equity in Hotchkis & Wiley. Hotchkis & Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis & Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis & Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis & Wiley receive their pro rata share of Hotchkis & Wiley’s profits. Investment professionals may also receive contributions under Hotchkis & Wiley’s profit sharing/401(k) plan.
Jacobs Levy: Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager’s ownership interest in the firm. Jacobs Levy’s profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “basic fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.
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JPMIM: JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio managers’ pay with that of their client’s experience/return. 100% of the portfolio managers’ long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.
Loomis Sayles: Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients.
Equity Manager

Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met.
Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. The Firm’s senior management reviews the components annually
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee's behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
Fixed Income Managers
Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
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The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
General
The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid-term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.
In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Los Angeles Capital: Los Angeles Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital’s compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.
Each of Los Angeles Capital’s portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in Los Angeles Capital’s profit sharing plan. The aggregate amount of the contribution to Los Angeles Capital’s profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also are equity holders of Los Angeles Capital and receive compensation based upon the firm’s overall profits. Certain portfolio managers are also eligible to receive a discretionary bonus from Los Angeles Capital or may be awarded profit interests.
Manulife: Manulife Asset Management has designed its compensation plan to effectively attract, retain and reward top investment talent. The incentive plan is designed to align and reward investment teams that deliver consistent value added performance for the company’s client and partners through world-class investment strategies and solutions.
Investment professionals are compensated with a combination of base salary and incentives as detailed below.
Base salaries
Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills.
Incentives — Short- and Long-Term
All investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a short and long term investment incentive plan. These incentives are tied to performance against various objective and subjective measures, including:
Investment Performance — Performance of portfolios managed by the investment team. This is the most heavily weighted factor and it is measured relative to an appropriate benchmark or universe over established time periods.
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Financial Performance — Performance of Manulife Asset Management and its parent corporation.
Non-Investment Performance — Derived from the contributions an investment professional brings to Manulife Asset Management.
Awards under this plan include:
Annual Cash Awards
Deferred Incentives — One hundred percent of this portion of the award is invested in strategies managed by the team/individual as well as other Manulife Asset Management strategies.
Manulife equity awards — Investment professionals that are considered officers of Manulife receive a portion of their award in Manulife Restricted Share Units (RSUs) or stock options. This plan is based on the value of the underlying common shares of Manulife.
PGIM: The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
The PGIM Fixed Income unit within PGIM Limited (PGIM Fixed Income (U.K.)) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (IFPR) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
- business initiatives;
- the number of investment professionals receiving a bonus and related peer group compensation;
- financial metrics of the business relative to those of appropriate peer groups; and
- investment performance of portfolios: (i) relative to appropriate peer groups and/or (ii) as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either (i) a composite of particular alternative investment strategies or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.
PGIM Quantitative Solutions: PGIM Quantitative Solutions’ investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. PGIM Quantitative Solutions regularly utilizes third party surveys to compare its compensation program against leading
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asset management firms to monitor competitiveness. An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to PGIM Quantitative Solutions’ goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain PGIM Quantitative Solutions strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (PGIM Quantitative Solutions’ ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by PGIM Quantitative Solutions) or the value of the assets of the Fund (or any other individual account managed by PGIM Quantitative Solutions).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing PGIM Quantitative Solutions’ various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which PGIM Quantitative Solutions’ strategies are managed, and 2) business results as measured by PGIM Quantitative Solutions’ pretax income.
TCW: The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.
Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, “the TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.
Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.
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Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.
Threadneedle: Direct compensation is typically comprised of a base salary, a fixed role-based allowance paid monthly alongside salary and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and fund-linked deferred compensation compliant with European regulatory requirements in its structure and delivery vehicles. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for senior employees outside our fund management teams both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Threadneedle funds, in most cases including the funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Annual incentive awards and pool funding are variable and are designed to reward:
■	Investment performance, both at the individual and team levels
■	Client requirements, in particular the alignment with clients through a mandatory deferral into the company’s own products, compliant with local regulation in particular the UCITS V requirements
■	Team cooperation and values
Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to Threadneedle’s controls and Code of Conduct.
Scorecards are used to measure performance of Threadneedle funds and other accounts managed by the employee. Performance is measured versus peer or benchmark performance as appropriate, in addition to performance compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Performance is measured using 1-year, 3-year, and 5-year performance, weighted 10% on the 1-year, 60% on the 3-year, and 30% on the 5-year. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable.
Incentive compensation for senior investment professionals is subject to a minimum 40% deferral as required by local regulation, rising to 60% for higher awards. Half of that deferred portion is delivered in units linked to the performance of Threadneedle funds and the remainder through Ameriprise Financial equity plans.
The equity portion of those deferred incentive awards is designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
The fund-linked deferred compensation awards are designed to align participants’ interests with the investors in the funds and other accounts they manage, and to incentivize collaboration and idea-sharing across teams and products. The value of the deferral account is based on the performance of those funds. Employees have the option of selecting from various internal funds for their fund deferral account; a portion of this deferral is subject to mandatory allocation to Threadneedle’s multi-asset funds to drive cross-business idea sharing and alignment. Fund-linked deferrals vest over multiple years, so they help to retain employees and to align their longer-term interests with those of the investor in line with local regulatory best practice.
Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and overseen by the EMEA Remuneration Committee, and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and the asset management business profitability for the year, which is largely determined by assets under management.
For all employees the benefit programs generally are the same and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Health Care, Life Insurance, Long Term Disability Insurance, and retirement savings plans.
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Voya: Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya’s performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of Voya’s parent company, Voya Financial, Inc. and/or a notional investment in a predefined set of Voya sub-advised funds.
Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.
The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya’s performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya sub-advised funds, each subject to a three-year cliff-vesting schedule.
If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
Water Island: Investment professionals are compensated with salary and a bonus based on individual performance, both relative and absolute fund performance, and profitability of Water Island. Profit sharing in Water Island may also be included as potential compensation. In addition, Water Island believes employee ownership and the opportunity for all employees to hold ownership interests in Water Island fosters teamwork and encourages longevity in tenure. Ownership shares may be issued to employees based on tenure, position, and contribution to Water Island. Water Island’s policies help ensure that the financial interests of its key investment personnel are aligned with its clients’ financial interests. Water Island also expends efforts to help ensure it attracts and retains key investment talent. Its goal is to focus its employees on long-term rather than short-term performance and to encourage employee retention.
The Administrator
Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as administrator of the Funds.
The Distributor
Columbia Management Investment Distributors, Inc. (the Distributor), 290 Congress Street, Boston, MA 02210, an indirect wholly-owned subsidiary of Ameriprise Financial and an affiliate of the Investment Manager, serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use reasonable efforts to find purchasers for the shares of the Funds.
Distribution Obligations
Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trusts or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use reasonable efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities as it deems reasonable and which are primarily intended to result in the
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sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trusts pursuant to Rule 12b-1 under the 1940 Act. See Investment Management and Other Services – Distribution and/or Servicing Plans for more information about the share classes for which the Trusts have adopted a Distribution Plan.
See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.
The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trusts (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.
Underwriting Commissions Paid by the Funds
The Distributor received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Distributor, as well as amounts the Distributor retained, after paying commissions, for the three most recently completed fiscal years.
Sales Charges Paid to, and Retained by, Distributor
	Sales Charges Paid to Distributor			Amount Retained by Distributor After Paying Commissions
Fund	2023	2022	2021	2023	2022	2021
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$804,542	$1,047,300	$865,614	$123,039	$157,908	$127,396
Capital Allocation Conservative Portfolio	76,437	139,020	144,129	17,425	21,643	23,509
Capital Allocation Moderate Aggressive Portfolio	828,772	1,194,444	1,140,817	128,045	178,564	167,966
Capital Allocation Moderate Conservative Portfolio	152,358	230,199	262,898	26,843	36,231	39,330
Capital Allocation Moderate Portfolio	635,475	1,126,634	936,727	99,054	171,558	139,879
Income Builder Fund	431,150	1,298,900	697,211	99,910	207,971	110,338
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	155,083	625,813	916,852	29,384	97,136	137,664
Global Value Fund	71,249	127,879	74,880	12,040	18,479	10,945
Large Cap Growth Opportunity Fund	59,756	89,462	138,224	8,727	13,335	20,483
Overseas Core Fund	11,814	31,357	22,417	1,786	4,572	3,037
Overseas Value Fund	87,365	179,923	120,169	14,849	27,172	18,415
Select Large Cap Equity Fund	61,581	106,885	89,426	9,364	18,737	12,679
Select Mid Cap Value Fund	296,704	336,781	116,536	44,126	50,034	17,013
Small Cap Value Fund II	71,146	134,728	56,209	10,495	21,991	8,139
For Funds with fiscal period ending March 31
Select Large Cap Growth Fund	97,752	176,784	236,255	16,497	29,744	35,295
Short Term Bond Fund	150,289	324,658	263,648	45,512	90,432	89,422
	2022	2021	2020	2022	2021	2020
For Funds with fiscal period ending April 30
Bond Fund	123,124	146,625	104,503	19,247	21,288	15,880
CA Intermediate Municipal Bond Fund	21,890	12,838	40,661	3,354	1,895	6,896
Corporate Income Fund	53,596	133,002	72,146	9,939	20,411	16,759
Short Duration Municipal Bond Fund	121,479	79,742	50,105	34,373	25,078	24,548
Small Cap Value Fund I	176,517	117,290	60,244	26,063	16,429	10,603
Total Return Bond Fund	413,898	554,954	353,040	66,862	81,906	53,645
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	Sales Charges Paid to Distributor			Amount Retained by Distributor After Paying Commissions
	2022	2021	2020	2022	2021	2020
U.S. Treasury Index Fund	$2,377	$4,858	$4,005	$2,377	$4,858	$4,005
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	328,356	468,295	540,863	54,990	70,960	85,809
Commodity Strategy Fund	137,250	21,154	4,897	19,975	2,894	646
Dividend Income Fund	4,680,369	5,272,863	6,748,595	797,392	809,764	1,178,972
Dividend Opportunity Fund	617,734	484,557	659,661	92,768	78,161	102,667
Flexible Capital Income Fund	1,107,048	733,893	1,120,990	171,267	111,732	191,177
High Yield Bond Fund	183,368	257,470	321,145	36,594	40,845	53,296
High Yield Municipal Fund	152,005	109,765	224,428	34,061	25,380	60,236
Large Cap Value Fund	414,458	322,449	384,175	59,293	46,249	56,695
Mortgage Opportunities Fund	370,654	272,086	311,274	88,887	43,202	64,304
Multi Strategy Alternatives Fund	2,303	1,445	3,128	321	199	477
Quality Income Fund	89,126	174,283	111,905	22,191	28,462	17,852
Select Large Cap Value Fund	433,000	206,095	87,633	68,515	30,043	18,978
Select Small Cap Value Fund	95,175	69,551	71,257	15,115	10,129	11,146
Seligman Technology and Information Fund	2,552,324	2,291,960	2,321,259	377,188	333,969	356,451
For Funds with fiscal period ending July 31
Disciplined Core Fund	633,612	638,753	787,456	93,016	92,340	116,819
Disciplined Growth Fund	116,270	103,678	127,227	16,817	15,443	19,786
Disciplined Value Fund	58,131	41,448	26,341	10,702	5,976	10,425
Floating Rate Fund	289,730	113,614	127,784	49,448	18,166	32,582
Global Opportunities Fund	90,687	109,856	120,987	14,128	14,771	18,338
Government Money Market Fund	4,087	1,435	6,298	4,087	1,435	6,298
Income Opportunities Fund	48,900	82,228	132,413	10,507	13,573	22,398
Large Cap Growth Fund	868,387	722,035	715,316	133,398	105,545	108,868
Limited Duration Credit Fund	130,458	286,266	185,335	35,567	52,298	37,444
MN Tax-Exempt Fund	225,052	347,475	386,251	44,882	55,598	78,188
OR Intermediate Municipal Bond Fund	47,807	46,020	38,196	13,929	3,956	6,335
Strategic Municipal Income Fund	399,574	612,436	610,829	92,342	115,996	149,549
Tax-Exempt Fund	464,113	521,730	898,384	92,300	87,993	159,243
U.S. Social Bond Fund	4,336	15,291	19,097	751	3,565	3,140
Ultra Short Term Bond Fund	0	2,080	0	0	2,080	0
For Funds with fiscal period ending August 31
Balanced Fund	4,324,897	5,372,688	4,260,418	724,607	815,927	671,363
Contrarian Core Fund	1,463,636	1,520,330	1,179,153	224,384	224,239	187,929
Emerging Markets Bond Fund	2,547	20,722	19,558	447	3,172	3,566
Emerging Markets Fund	150,791	367,712	125,742	25,201	52,987	20,089
Global Technology Growth Fund	899,544	1,427,993	1,850,556	138,558	211,735	285,413
Greater China Fund	66,900	125,921	44,178	12,102	18,338	6,497
International Dividend Income Fund	88,971	26,960	21,348	13,824	3,818	3,200
Select Mid Cap Growth Fund	193,524	224,109	223,782	27,621	31,690	46,623
Small Cap Growth Fund	372,618	1,204,813	572,766	74,826	174,457	84,165
Strategic Income Fund	824,172	1,166,660	1,224,978	179,755	193,452	216,783
Statement of Additional Information – August 1, 2023	180

	Sales Charges Paid to Distributor			Amount Retained by Distributor After Paying Commissions
	2022	2021	2020	2022	2021	2020
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	$581	$8,504	$4,301	$172	$2,096	$574
Intermediate Duration Municipal Bond Fund	57,173	44,360	41,459	13,159	9,599	8,080
MA Intermediate Municipal Bond Fund	5,993	9,331	2,864	1,608	1,700	413
NY Intermediate Municipal Bond Fund	4,424	982	5,967	859	168	918
Select Global Equity Fund	251,992	442,870	289,341	39,124	64,005	41,917
Seligman Global Technology Fund	452,158	564,583	478,829	67,764	83,326	73,220
Strategic CA Municipal Income Fund	56,403	78,665	114,356	14,779	17,700	43,000
Strategic NY Municipal Income Fund	5,154	24,653	49,898	1,306	4,625	11,815
For Funds with fiscal period ending December 31
Real Estate Equity Fund	23,243	38,083	24,387	3,866	5,385	3,460
Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers. See the prospectus for amounts retained by financial intermediaries as a percentage of the offering price.
Distribution and/or Servicing Plans
The Trustees have adopted distribution and/or shareholder servicing plans for certain share classes. See the cover of this SAI for the share classes offered by the Funds.
The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges.
	Distribution Fee*	Service Fee*	Combined Total*
Class A	up to 0.25%	0.25% (c)	Up to 0.35%(a)(c)(d)
Class Adv	None	None	None
Class C	0.75% (b)(d)	0.25% (c)	1.00% (c)(d)
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class E	0.10%	0.25%	0.35%
Class R (series of CFST and CFST I)	0.50%	— (e)	0.50%
Class R (series of CFST II)	up to 0.50%	up to 0.25%	0.50% (d)(e)
Class V	None	0.50% (f)	Up to 0.50%(f)
(a)	The maximum distribution and service fees for Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Series of CFST and CFST II (other than Government Money Market Fund)	—	—	0.25%; these Funds pay a combined distribution and service fee
Government Money Market Fund	—	—	0.10%
Ultra Short Term Bond Fund	up to 0.15%	up to 0.15%	0.15%
Statement of Additional Information – August 1, 2023	181

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Balanced Fund, Contrarian Core Fund,
Dividend Income Fund, Global Technology
Growth Fund, Large Cap Growth Fund,
OR Intermediate Municipal Bond Fund,
Real Estate Equity Fund, Select Mid Cap
Growth Fund, Small Cap Growth Fund,
Total Return Bond Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Adaptive Risk Allocation Fund, Bond Fund, CT Intermediate Municipal Bond Fund, Corporate Income Fund, Emerging Markets Fund, Greater China Fund, International Dividend Income Fund, MA Intermediate Municipal Bond Fund, Multi Strategy Alternatives Fund, NY Intermediate Municipal Bond Fund, Select Large Cap Growth Fund, Small Cap Value Fund I, Strategic Income Fund, Strategic NY Municipal Income Fund, U.S. Social Bond Fund	—	0.25%	0.25%
High Yield Municipal Fund, Intermediate Duration Municipal Bond Fund, Tax- Exempt Fund, Strategic CA Municipal Income Fund	—	0.20%	0.20%
U.S. Treasury Index Fund	—	0.15%	0.15%
(b)	The distribution fee for Class C shares of certain Funds varies. The annual distribution fee for Class C shares shall be 0.45% for CT Intermediate Municipal Bond Fund, MA Intermediate Municipal Bond Fund, NY Intermediate Municipal Bond Fund, OR Intermediate Municipal Bond Fund, Strategic CA Municipal Income Fund, and Strategic NY Municipal Income Fund, 0.55% for Short Term Bond Fund and Corporate Income Fund, 0.60% for High Yield Municipal Fund, Intermediate Duration Municipal Bond Fund and Tax-Exempt Fund, and 0.65% for U.S. Treasury Index Fund, of the average daily net assets of the Fund’s Class C shares.
(c)	The service fees for Class A and Class C shares of certain Funds vary. The annual service fee for Class A and Class C shares of High Yield Municipal Fund, Intermediate Duration Municipal Bond Fund, Tax-Exempt Fund and Class A shares of Strategic CA Municipal Income Fund may equal up to 0.20% of the average daily NAV of all shares of such Fund class. The service fee for Class A and Class C shares of U.S. Treasury Index Fund shall equal up to 0.15% annually of the average daily NAV of all shares of such Fund class.
(d)	Fee amounts noted apply to all Funds other than Government Money Market Fund, which, for Class A shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The payment of the distribution and/or service fees payable by Government Money Market Fund under its Plan of Distribution has been suspended through November 30, 2023, or such earlier date as may be determined at the sole discretion of Government Money Market Fund’s Board. Compensation paid to financial intermediaries is suspended for the duration of the suspension of payments under Government Money Market Fund’s Plan of Distribution.
(e)	Class R shares of series of CFST and CFST I pay a distribution fee pursuant to a Rule 12b-1 plan. The Funds do not have a shareholder service plan for Class R shares. Series of CFST II have a distribution and shareholder service plan for Class R shares. For Class R shares of series of CFST II, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder servicing fees for Class V shares are up to 0.50% of average daily net assets attributable to Class V shares for equity Funds and 0.40% for fixed income Funds. In general, the Funds currently limit such fees to a maximum of 0.25% for equity Funds and 0.15% for fixed-income Funds. These fees for Class V shares are not paid pursuant to a Rule 12b-1 plan. See Class V Shareholder Service Fees below for more information.
*	For Multisector Bond SMA Completion Portfolio and Overseas SMA Completion Portfolio, the Funds may pay at an annual rate a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25%, provided that the combined distribution and servicing fee does not exceed a combined total of 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. No distribution or service fees are
Statement of Additional Information – August 1, 2023	182

currently paid by the Funds under the distribution and/or shareholder servicing plans, however, and there are no current plans to impose these fees. Future payments may be made under the distribution and/or shareholder servicing plans without any further shareholder approval. In the event Rule 12b-fees are charged, over time they would increase the cost of an investment in the Funds.
If you maintain shares of a Fund directly with the Fund, without working directly with a financial advisor or financial intermediary, distribution and service fees, as applicable, are retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.
Plans for Series of CFST and CFST I. The shareholder servicing plans permit the Funds to compensate or reimburse financial intermediaries for the shareholder services they have provided. The Distribution Plans permit the Funds to compensate or reimburse the Distributor and/or financial intermediaries for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.
Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.
The Trustees believe the Distribution Plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.
Plans for Series of CFST II. The distribution and/or shareholder service fees for Class A, Class C, and Class R shares, as applicable, are to reimburse the Distributor for certain expenses it incurs in connection with distributing the Fund’s shares or directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to financial intermediaries that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its discretion. The maximum fee for services under the plan for series of CFST II is the lesser of the amount of expenses eligible for reimbursement (including any unreimbursed expenses) and the rate set forth in the table above. If the flat rate exceeds the expenses eligible for reimbursement, then the maximum Rule 12b-1 fee amount accrued for such share class is applied on a going forward basis to reflect the actual amount of expenses eligible for reimbursement for the prior quarter. Similarly, if the flat rate is less than expenses eligible for reimbursement, then the flat rate will be the maximum Rule 12b-1 fee amount on a going forward basis. This determination and calculation is re-applied each subsequent quarter. If a share class of a series of CFST II has no reimbursable distribution or shareholder servicing expenses, it will suspend the payment of any such fee. For more information, please refer to the Choosing a Share Class – Distribution and Service Fees section of the Fund’s prospectus.
Class V Shares Shareholder Service Fees
The Funds that offer Class V shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class V shareholders by their financial intermediaries. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% for equity Funds and not more than 0.15% for fixed income Funds. These fees for Class V shares are not paid pursuant to a Rule 12b-1 plan. With respect to
Statement of Additional Information – August 1, 2023	183

those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the financial intermediaries to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services. If you maintain shares of a Fund directly with the Fund, without working directly with a financial advisor or other intermediary, shareholder services fees may be retained by the Distributor as payment or reimbursement for incurring certain shareholder service related expenses.
Fees Paid
The table below shows the distribution and/or servicing fees paid by each Fund during the Fund's last fiscal year (or period). The table is organized by fiscal year end.
Rule 12b-1 Fees
Fund	Class A	Class C	Class R	Class V
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$2,691,504	$665,411	$55,057	N/A
Capital Allocation Conservative Portfolio	418,919	144,776	3,976	N/A
Capital Allocation Moderate Aggressive Portfolio	3,666,749	841,249	84,147	$178,151
Capital Allocation Moderate Conservative Portfolio	905,113	297,224	8,024	N/A
Capital Allocation Moderate Portfolio	2,754,149	789,377	21,394	N/A
Income Builder Fund	2,069,263	1,589,483	62,758	N/A
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	857,087	576,359	5,575	N/A
Global Value Fund	1,610,179	95,142	31,334	N/A
Large Cap Enhanced Core Fund	134,794	N/A	226,486	N/A
Large Cap Growth Opportunity Fund	2,155,741	96,406	80,389	N/A
Large Cap Index Fund	1,179,300	N/A	N/A	N/A
Mid Cap Index Fund	1,671,067	N/A	N/A	N/A
Overseas Core Fund	119,735	19,244	15	N/A
Overseas Value Fund	749,033	162,324	67,736	N/A
Select Large Cap Equity Fund	520,177	79,101	N/A	N/A
Select Mid Cap Value Fund	2,597,409	109,865	124,234	N/A
Small Cap Index Fund	2,332,083	N/A	N/A	N/A
Small Cap Value Fund II	210,455	13,524	12,191	N/A
For Funds with fiscal period ending March 31
Select Large Cap Growth Fund	388,172	237,792	36,214	N/A
Short Term Bond Fund	546,679	96,402	5,723	N/A
For Funds with fiscal period ending April 30
Bond Fund	240,062	66,494	4,188	10,713
CA Intermediate Municipal Bond Fund	113,583	57,964	N/A	N/A
Corporate Income Fund	246,785	32,379	N/A	N/A
Short Duration Municipal Bond Fund	189,619	15,999	N/A	N/A
Small Cap Value Fund I	698,947	87,269	12,488	N/A
Total Return Bond Fund	1,989,544	199,653	31,492	N/A
U.S. Treasury Index Fund	61,638	35,758	N/A	N/A
Statement of Additional Information – August 1, 2023	184

Fund	Class A	Class C	Class R	Class V
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	$470,177	$1,122,719	$4,031	N/A
Commodity Strategy Fund	26,861	22,111	5,967	N/A
Dividend Income Fund	11,159,672	13,656,007	1,169,371	$238,284
Dividend Opportunity Fund	3,459,186	979,182	198,848	N/A
Flexible Capital Income Fund	904,902	2,543,989	5,940	N/A
High Yield Bond Fund	1,505,383	169,395	78,595	N/A
High Yield Municipal Fund	372,147	296,402	N/A	N/A
Large Cap Value Fund	4,498,993	126,622	15,626	N/A
Mortgage Opportunities Fund	841,869	827,057	N/A	N/A
Multi Strategy Alternatives Fund	4,430	12,604	36	N/A
Quality Income Fund	977,869	170,835	23,290	N/A
Select Large Cap Value Fund	793,966	471,083	147,641	N/A
Select Small Cap Value Fund	998,021	46,441	11,081	N/A
Seligman Technology and Information Fund	18,283,697	4,227,166	452,866	N/A
For Funds with fiscal period ending July 31
Disciplined Core Fund	10,470,506	362,309	13,838	N/A
Disciplined Growth Fund	380,939	138,829	2,912	N/A
Disciplined Value Fund	140,238	84,063	6,621	202,722
Floating Rate Fund	573,129	307,356	6,578	N/A
Global Opportunities Fund	1,136,232	61,623	7,544	N/A
Government Money Market Fund	0	0	0	N/A
Income Opportunities Fund	660,760	103,849	1,987	N/A
Large Cap Growth Fund(a)	6,534,287	658,348	46,578	700,906
Limited Duration Credit Fund	549,390	184,978	N/A	N/A
MN Tax-Exempt Fund	1,054,296	455,757	N/A	N/A
OR Intermediate Municipal Bond Fund	104,321	28,692	N/A	N/A
Strategic Municipal Income Fund	2,128,617	815,541	N/A	N/A
Tax-Exempt Fund	4,601,635	308,040	N/A	N/A
U.S. Social Bond Fund	35,650	13,041	N/A	N/A
Ultra Short Term Bond Fund	1,287,607	N/A	N/A	N/A
For Funds with fiscal period ending August 31
Balanced Fund	8,391,921	14,448,053	654,613	N/A
Contrarian Core Fund	4,746,205	4,700,353	652,043	484,102
Emerging Markets Bond Fund	92,731	29,862	93,224	N/A
Emerging Markets Fund	685,862	157,106	28,748	N/A
Global Technology Growth Fund	1,602,302	2,009,686	N/A	N/A
Greater China Fund	153,223	24,005	N/A	N/A
International Dividend Income Fund	199,738	13,737	543	N/A
Select Mid Cap Growth Fund	2,255,430	78,273	37,168	63,949
Small Cap Growth Fund	1,180,752	376,933	48,978	N/A
Strategic Income Fund	2,861,648	2,582,899	77,808	N/A
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	19,214	8,853	N/A	11,765
Statement of Additional Information – August 1, 2023	185

Fund	Class A	Class C	Class R	Class V
Intermediate Duration Municipal Bond Fund	$938,720	$118,681	N/A	$14,612
MA Intermediate Municipal Bond Fund	61,509	9,856	N/A	15,643
NY Intermediate Municipal Bond Fund	40,909	25,161	N/A	7,018
Select Global Equity Fund	1,253,723	173,769	$24,048	N/A
Seligman Global Technology Fund	2,881,348	795,419	766,231	N/A
Strategic CA Municipal Income Fund	613,172	118,850	N/A	N/A
Strategic NY Municipal Income Fund	252,851	73,146	N/A	N/A
For Funds with fiscal period ending December 31
Real Estate Equity Fund	145,396	20,267	11,370	N/A
(a)	The Fund paid distribution and/or service fees of $63,370 for Class E shares for the fiscal year ended 2022.
For Series of CFST II Funds with Class C shares:
The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the Distributor and not yet reimbursed (unreimbursed expense) for Class C shares of series of CFST II. These amounts are based on the most recent information available as of March 31, 2023 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.
Unreimbursed Distribution Expenses
Fund	Class C	Percentage of Class C net assets
Capital Allocation Aggressive Portfolio	$1,927,000	3.03%
Capital Allocation Conservative Portfolio	308,000	2.15%
Capital Allocation Moderate Portfolio	1,452,000	1.90%
Commodity Strategy Fund	63,000	1.05%
Disciplined Core Fund	1,065,000	3.70%
Disciplined Growth Fund	31,000	0.32%
Disciplined Value Fund	50,000	0.59%
Dividend Opportunity Fund	836,000	0.95%
Emerging Markets Bond Fund	311,000	15.75%
Flexible Capital Income Fund	1,151,000	0.52%
Floating Rate Fund	925,000	2.97%
Global Opportunities Fund	362,000	8.28%
Global Value Fund	810,000	8.57%
Government Money Market Fund	391,000	2.29%
High Yield Bond Fund	6,096,000	47.63%
Income Builder Fund	1,579,000	1.00%
Income Opportunities Fund	884,000	10.90%
Large Cap Value Fund	592,000	5.50%
Limited Duration Credit Fund	470,000	4.20%
MN Tax-Exempt Fund	448,000	1.14%
Mortgage Opportunities Fund	297,000	0.41%
Overseas Core Fund	193,000	9.70%
Quality Income Fund	410,000	3.41%
Select Global Equity Fund	1,175,000	8.31%
Select Large Cap Value Fund	2,621,000	5.21%
Select Small Cap Value Fund	2,113,000	60.53%
Statement of Additional Information – August 1, 2023	186

Fund	Class C	Percentage of Class C net assets
Seligman Global Technology Fund	$3,686,000	5.71%
Seligman Technology and Information Fund	14,055,000	4.57%
Strategic Municipal Income Fund	365,000	0.53%
Other Services Provided
The Transfer Agent
Columbia Management Investment Services Corp. is the transfer agent for the Funds. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing and shareholder services to the Funds, for which the Funds pay transfer agency fees based on the cost of servicing the Funds and a target profit margin. The Funds pay the Transfer Agent an annual fee payable monthly that varies by account type (on a per account or asset-based basis). With respect to Class Inst3 shares, the transfer agency fee rate is subject to an annual limitation of not more than 0.02%. As described below under Other Practices – Additional Shareholder Servicing Payments, transfer agency fees for Class Inst2 shares are also subject to an expense limitation.
In addition to the fees above, the Funds pay a fee for shareholder services provided by financial intermediaries who maintain shares through omnibus or networked accounts. See Other Practices – Additional Shareholder Servicing Payments for more information.
The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. Transfer agency costs for each Fund are calculated separately for each of (i) Class Inst2 shares, (ii) Class Inst3 shares, and (iii) all other share classes, provided that expenses may be allocated to a particular share class if they are actually incurred in a divergent amount by that share class or that share class receives services of a different kind or to a different degree than other share classes.
The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.
The Transfer Agent retains SS&C GIDS, Inc., 2000 Crown Colony Drive, Quincy, MA 02169 as the Funds’ sub-transfer agent. SS&C GIDS, Inc. assists the Transfer Agent in carrying out its duties.
The Custodian
The Funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.
As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Funds’ custodian agreement.
Emerging Markets Fund has also entered into a custodian agreement pursuant to which State Street Bank and Trust Company serves as custodian for certain assets that were not transferable to JPMorgan in connection with the reorganization of BMO LGM Emerging Markets Equity Fund into Emerging Markets Fund.
Independent Registered Public Accounting Firm
PwC, which is located at 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, is the Funds’ independent registered public accounting firm. The financial statements contained in each Fund’s annual report were audited by PwC. The Board has selected PwC as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for their respective fiscal years.
The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the annual report to shareholders of each Fund incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting. No other parts of the annual or semiannual reports to shareholders are incorporated by reference herein, unless otherwise noted on the front cover of this SAI.
Statement of Additional Information – August 1, 2023	187

Counsel
Ropes & Gray LLP, located at Prudential Tower, 800 Boylston St., Boston, MA 02199, serves as legal counsel to the Trusts. Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, NY 10036, serves as counsel to the Independent Trustees of the Trusts.
Statement of Additional Information – August 1, 2023	188

Expense Limitations
The Investment Manager and certain of its affiliates have agreed to waive fees and/or reimburse certain expenses, subject to certain exclusions described in a Fund’s prospectus, so that certain Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed specified rates for specified time periods, also as described in a Fund’s prospectus.
The table below shows the total Fund level expenses reimbursed by the Investment Manager and its affiliates for the last three fiscal periods. The table is organized by fiscal year end.
Expenses Reimbursed
	Amounts Reimbursed
	2023	2022	2021
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$0	$0	$0
Capital Allocation Conservative Portfolio	0	0	0
Capital Allocation Moderate Aggressive Portfolio	0	0	0
Capital Allocation Moderate Conservative Portfolio	0	0	0
Capital Allocation Moderate Portfolio	0	0	0
Income Builder Fund	0	0	0
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	351,608	0	8,924
Global Value Fund	0	0	0
Large Cap Enhanced Core Fund	1,536,891	1,834,770	1,711,083
Large Cap Growth Opportunity Fund	826,452	745,606	1,049,983
Large Cap Index Fund	47,053	100,580	81,075
Mid Cap Index Fund	2,930,229	3,771,140	3,633,370
Overseas Core Fund	520,108	469,589	535,040
Overseas Value Fund	1,471,774	1,611,875	1,492,415
Select Large Cap Equity Fund	4,106,053	4,584,489	3,242,272
Select Mid Cap Value Fund	468,347	192,449	614,756
Small Cap Index Fund	55,983	107,374	78,023
Small Cap Value Fund II	655,412	588,235	567,977
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund	96,145	95,350	84,206
Adaptive Retirement 2025 Fund	94,649	94,865	84,105
Adaptive Retirement 2030 Fund	95,910	96,033	83,255
Adaptive Retirement 2035 Fund	96,788	95,441	83,751
Adaptive Retirement 2040 Fund	95,380	95,499	83,457
Adaptive Retirement 2045 Fund	96,452	95,437	83,615
Adaptive Retirement 2050 Fund	96,389	95,551	83,198
Adaptive Retirement 2055 Fund	96,323	95,546	83,415
Adaptive Retirement 2060 Fund	95,599	95,679	83,130
MM Growth Strategies Fund	1,366,707	759,933	3,026,878
Select Large Cap Growth Fund	1,359,968	803,047	671,919
Short Term Bond Fund	1,280,122	1,101,028	879,384
Solutions Aggressive Portfolio	107,091	103,713	92,178
Solutions Conservative Portfolio	104,340	103,885	92,128
Statement of Additional Information – August 1, 2023	189

	Amounts Reimbursed
	2022	2021	2020
For Funds with fiscal period ending April 30
Bond Fund	$1,452,619	$1,175,985	$691,739
CA Intermediate Municipal Bond Fund	490,887	555,285	507,174
Corporate Income Fund	710,495	657,957	420,876
MM Directional Alternative Strategies Fund	478,398	467,358	285,869
Short Duration Municipal Bond Fund	1,159,421	1,092,263	1,121,225
Small Cap Value Fund I	0	140,670	230,084
Total Return Bond Fund	4,125,761	3,190,003	3,170,757
U.S. Treasury Index Fund	3,466,656	2,758,251	2,144,375
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	0	0	0
Commodity Strategy Fund	0	0	0
Dividend Income Fund	0	0	0
Dividend Opportunity Fund	0	0	0
Flexible Capital Income Fund	0	0	0
High Yield Bond Fund	419,330	433,824	71,162
High Yield Municipal Fund	130,076	138,447	103,476
Large Cap Value Fund	0	0	0
MM Value Strategies Fund	0	0	464,184
Mortgage Opportunities Fund	0	266,697	465,515
Multi Strategy Alternatives Fund	982,907	977,377	594,465
Quality Income Fund	0	97,217	306,918
Select Large Cap Value Fund	5,782,175	3,910,918	3,511,498
Select Small Cap Value Fund	89,354	192,873	0
Seligman Technology and Information Fund	0	0	0
For Funds with fiscal period ending July 31
Disciplined Core Fund	0	0	0
Disciplined Growth Fund	260,001	214,530	57,123
Disciplined Value Fund	405,628	660,054	731,414
Floating Rate Fund	192,057	278,195	229,446
Global Opportunities Fund	0	0	0
Government Money Market Fund	1,077,766	1,032,646	916,555
Income Opportunities Fund	860,108	1,640,695	654,116
Large Cap Growth Fund	0	1,856	0
Limited Duration Credit Fund	484,805	459,478	291,078
MN Tax-Exempt Fund	0	0	0
OR Intermediate Municipal Bond Fund	100,467	102,334	88,828
Strategic Municipal Income Fund	93,838	0	0
Tax-Exempt Fund	0	0	0
U.S. Social Bond Fund	254,634	254,019	227,912
Ultra Short Term Bond Fund	0	0	29,141
For Funds with fiscal period ending August 31
Balanced Fund	0	0	0
Statement of Additional Information – August 1, 2023	190

	Amounts Reimbursed
	2022	2021	2020
Contrarian Core Fund	$0	$0	$0
Emerging Markets Bond Fund	0	0	0
Emerging Markets Fund	0	0	148,034
Global Technology Growth Fund	0	0	0
Greater China Fund	0	0	0
International Dividend Income Fund	338,460	388,933	546,019
MM Alternative Strategies Fund	0	0	0
MM International Equity Strategies Fund	0	117,006	368,359
MM Small Cap Equity Strategies Fund	2,484,999	1,833,590	1,570,297
MM Total Return Bond Strategies Fund	884,933	1,048,112	2,326,759
Multisector Bond SMA Completion Portfolio	138,937	130,085	93,821 (a)
Overseas SMA Completion Portfolio	115,169	111,953	115,529 (b)
Select Mid Cap Growth Fund	0	0	0
Small Cap Growth Fund	0	0	0
Strategic Income Fund	0	0	0
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	115,741	127,769	123,053
Intermediate Duration Municipal Bond Fund	4,100,146	1,456,804	1,034,285
MA Intermediate Municipal Bond Fund	187,718	209,244	213,438
NY Intermediate Municipal Bond Fund	287,972	331,343	333,253
Select Global Equity Fund	0	0	14,683
Seligman Global Technology Fund	4,139	0	0
Strategic CA Municipal Income Fund	123,941	103,310	128,278
Strategic NY Municipal Income Fund	148,483	140,543	99,769
For Funds with fiscal period ending December 31
Real Estate Equity Fund	24,824	22,960	45,514
(a)	For the period from October 29, 2019 (commencement of operations) to August 31, 2020.
(b)	For the period from September 12, 2019 (commencement of operations) to August 31, 2020.
The table below shows the total fees waived by the Investment Manager and its affiliates for the last three fiscal periods. If a Fund is not shown, there were no fees waived for the relevant fiscal periods. The table is organized by fiscal year end.
Fees Waived
	Fees Waived
	2023	2022	2021
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$10,911	$45,650	$29,641
Large Cap Enhanced Core Fund	13,589	9,423	0
Overseas Core Fund	14	32	0
Overseas Value Fund	0	0	24,866
Select Mid Cap Value Fund	51,510	42,303	26,468
Small Cap Value Fund II	0	17,959	47,405
For Funds with fiscal period ending March 31
MM Growth Strategies Fund	0	1	0
Select Large Cap Growth Fund	9,418	26,233	27,079
Statement of Additional Information – August 1, 2023	191

	Fees Waived
	2023	2022	2021
Short Term Bond Fund	$36,374	$24,056	$34,951
	2022	2021	2020
For Funds with fiscal period ending April 30
Bond Fund	32,638	9,329	13,763
Corporate Income Fund	37,596	11,053	8,444
Short Duration Municipal Bond Fund	25,202	38,433	31,310
Total Return Bond Fund	38,702	22,799	0
U.S. Treasury Index Fund	18,846	72,090	43,712
For Funds with fiscal period ending May 31
Dividend Opportunity Fund	29,590	25,319	21,671
Flexible Capital Income Fund	0	0	1,146
High Yield Bond Fund	27,101	0	0
High Yield Municipal Fund	19,939	56,598	49,761
Multi Strategy Alternatives Fund	0	0	423,777
Quality Income Fund	1,777	2,454	2,175
Select Large Cap Value Fund	8,408	0	0
For Funds with fiscal period ending July 31
Disciplined Growth Fund	0	0	245
Disciplined Value Fund	607	0	0
Floating Rate Fund	9,567	0	0
Government Money Market Fund	1,185,640	1,965,110	405,644
Income Opportunities Fund	12,529	0	0
OR Intermediate Municipal Bond Fund	4,698	17,051	22,642
Strategic Municipal Income Fund	29,198	58,684	39,986
Tax-Exempt Fund	22,518	73,139	59,898
U.S. Social Bond Fund	0	0	233
For Funds with fiscal period ending August 31
Emerging Markets Bond Fund	3,246	0	0
Emerging Markets Fund	0	13,635	0
Greater China Fund	1,929	0	0
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	1,625	5,054	5,462
Intermediate Duration Municipal Bond Fund	0	8,005	1,748
MA Intermediate Municipal Bond Fund	1,661	6,346	8,893
NY Intermediate Municipal Bond Fund	4,031	15,236	25,327
Select Global Equity Fund	0	0	10
Strategic CA Municipal Income Fund	77,375	236,843	113,836
Strategic NY Municipal Income Fund	12,043	40,915	53,359
Statement of Additional Information – August 1, 2023	192

Expense Reimbursement Arrangements
Effective April 1, 2023, in addition to the contractual fee waiver/expense reimbursement agreement for Small Cap Growth Fund as described in the “More Information About the Fund – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of the Fund’s prospectus, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) until January 1, 2024, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.28% for Class A, 1.03% for Class Adv, 2.03% for Class C, 1.03% for Class Inst, 0.91% for Class Inst2, 0.86% for Class Inst3, and 1.53% for Class R.
Under the arrangement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings and infrequent and/or unusual expenses. This arrangement may be revised or discontinued at any time.
Other Roles and Relationships of Ameriprise Financial and Its Affiliates —
Certain Conflicts of Interest
As described above in the Investment Management and Other Services section of this SAI, and in the More Information About the Fund – Primary Service Providers section of each Fund's prospectus, the Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund's registration statement.
In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Investment Manager and, as the case may be, other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and any affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. Many of these conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Parts 1A and 2A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provide information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Parts 1A and 2A of the Investment Manager’s Form ADV are available online through the SEC’s website at www.adviserinfo.sec.gov.
Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.
Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Funds, Advised/Managed Funds and Accounts
The Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC, Columbia Cent CLO Advisers, LLC, Lionstone Partners, LLC and Threadneedle International Limited) will give investment advice to and make investment decisions for advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The
Statement of Additional Information – August 1, 2023	193

Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.
A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made by the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. Also, the Investment Manager may take a position on behalf of certain Funds that is adverse to that of certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. For example, certain Funds may hold equity securities of a company while certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates may hold debt securities of the same company – certain Funds may even own different debt instruments of the same issuer, where certain Funds own subordinated (junior) debt of an issuer and certain other Funds own senior debt of the same issuer, which presents a conflict of interest to the Investment Manager because junior debt is less of a priority than senior debt in terms of repayments. Senior debt is often secured and is more likely to be paid back while subordinated debt is not secured and is more of a risk. If the portfolio company were to experience financial difficulties, it might be in the best interest of certain Funds for the company to reorganize while the interests of certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates might be better served by the liquidation of the company. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, certain Funds will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. Certain Funds may invest in offerings of securities the proceeds of which may be used to repay debt obligations held in by certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. The latter’s interest in having the debt repaid creates a conflict of interest. These types of conflicts of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage. The Investment Manager has adopted policies and procedures designed to address these types of conflicts of interest among the Funds and other Funds and accounts advised by the Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial.
Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates, including the other Columbia Funds and accounts of Ameriprise Financial and its affiliates, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures designed to address the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers – Potential Conflicts of Interest.
Sharing of Information among Advised/Managed Accounts
Ameriprise Financial and its affiliates, including the Investment Manager, also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In
Statement of Additional Information – August 1, 2023	194

general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers – Potential Conflicts of Interest.
Soft Dollar Benefits
Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund. It is possible that the Investment Manager or an investment subadviser subject to the recent revisions to the EU’s Markets in Financial Instruments Directive (MiFID II) will cause a Fund to pay for research services with soft dollars in circumstances where it may not use soft dollars with respect to other advised/managed funds or accounts, although those other advised/managed funds or accounts might nonetheless benefit from those research services.
Services Provided to Other Advised/Managed Accounts
Ameriprise Financial and its affiliates, including the Investment Manager, Distributor and Transfer Agent, also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.
Proxy Voting
The Investment Manager has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best economic interests of its clients, including the Funds, without regard to any resulting benefit or detriment to the Investment Manager and/or its affiliates, including Ameriprise Financial and its affiliates. Although the Investment Manager endeavors to make all proxy voting decisions in the interests of client(s) on whose behalf it is voting the proxies, the Investment Manager’s proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit Ameriprise Financial or other affiliates of the Investment Manager or other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Funds’ proxy voting policies and procedures, see Investment Management and Other Services – Proxy Voting Policies and Procedures.
Certain Trading Activities
The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Management and Other Services – Codes of Ethics.
Statement of Additional Information – August 1, 2023	195

Affiliate Transactions
Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.
Certain Investment Limitations
Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, certain securities may be subject to ownership limitations due to regulatory limits on investments in certain industries (such as, for example, banking and insurance) and markets (such as emerging or international markets), or certain transactions (such as those involving certain derivatives or other instruments) or mechanisms imposed by certain issuers (such as, among others, poison pills). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund (that it might otherwise prefer to acquire) if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has policies and procedures designed to monitor and interpret these limits. Nonetheless, given the complexity of these limits, the Investment Manager and/or its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. In addition, aggregate ownership limitations could cause performance dispersion among funds and accounts managed by the Investment Manager with similar investment objectives and strategies and portfolio management teams, including accounts that seek to track an index. For example, if further purchases in an issuer are restricted due to regulatory or other reasons, a portfolio manager would not be able to acquire securities or other assets of an issuer for a new Fund that may already be held by other funds and accounts with the same/similar investment objectives and strategies that are managed by the same portfolio management team. The Investment Manager may also choose to limit purchases in an issuer to a certain threshold for risk management purposes. If the holdings of the Investment Manager’s affiliates are included in that limitation, a Fund may be more limited in its ability to purchase a particular security or other asset than if the holdings of the Investment Manager’s affiliates had been excluded from the limitation. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. A Fund may also be limited in certain investments because Ameriprise Financial, a financial holding company, is subject to certain banking regulatory requirements which may in some cases apply to the Investment Manager’s investments for the funds and accounts, including the Funds, it manages. Also, Ameriprise Financial issues various securities from time to time, including common stock. With the exception of Funds passively managed to track an unaffiliated index in which an Ameriprise Financial security is included, the Funds do not invest in Ameriprise Financial securities. Therefore, actively managed Funds and passively managed funds that seek to track an affiliated index will not hold any Ameriprise Financial securities even if such securities are included in an index used by the Fund for performance comparison and/or tracking purposes. Accordingly, the performance of such Funds versus their index will likely differ. In any of these scenarios, a Fund’s inability to participate (or participate further) in a particular investment, despite a portfolio manager’s desire to so participate, may negatively impact Fund performance. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About Fund Investments – Certain Investment Activity Limits.
Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds
The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.
Statement of Additional Information – August 1, 2023	196

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options
Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds-of-funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.
Ameriprise Financial and its affiliates, including the Investment Manager, may, subject to applicable legal and regulatory requirements, make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds, if any. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Other Practices – Additional Shareholder Servicing Payments and – Additional Payments to Financial Intermediaries for more information.
Actual or Potential Conflicts of Interest Related to Affiliated Indexes
The Investment Manager and its affiliates may develop, own and operate indexes (each, an Affiliated Index) based on investment and trading strategies developed by the Investment Manager and/or its affiliates (Affiliated Index Strategies). Some of the ETFs for which Columbia Management acts as investment adviser (the Affiliated Index ETFs) seek to track the performance of the Affiliated Indexes. The Investment Manager and/or its affiliates may, from time to time, manage other funds or accounts that invest in these Affiliated Index ETFs. In the future, the Investment Manager and/or its affiliates may manage client accounts that track the same Affiliated Indexes used by the Affiliated Index ETFs or which are based on the same, or substantially similar, Affiliated Index Strategies that are used in the operation of the Affiliated Indexes and the Affiliated Index ETFs. The operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts managed in this manner may give rise to potential conflicts of interest.
For example, any accounts managed by the Investment Manager and/or its affiliates that seek to track the same Affiliated Indexes may engage in purchases and sales of securities at different times. These differences may result in certain accounts having more favorable performance relative to that of the Affiliated Index or other accounts that seek to track the Affiliated Index. Other potential conflicts include (i) the potential for unauthorized access to Affiliated Index information, allowing Affiliated Index changes that benefit the Investment Manager and/or its affiliates or other accounts managed by the Investment Manager and/or its affiliates and not the clients in the accounts seeking to track the Affiliated Index, and (ii) the manipulation of Affiliated Index pricing to present the performance of accounts seeking to track the Affiliated Index, or the firm’s tracking ability, in a preferential light.
The Investment Manager has adopted policies and procedures that are designed to address potential conflicts that may arise in connection with the operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts.
To the extent it is intended that an account managed by the Investment Manager and/or its affiliates seeks to track an Affiliated Index, the account may not match (performance or holdings), and may vary substantially from, such index for any period of time. An account that seeks to track an index may purchase, hold and sell securities at times when another client would not do so. The Investment Manager and its affiliates do not guarantee that any tracking error targets will be achieved. Accounts managed by the Investment Manager and/or its affiliates that seek to track an index may be negatively impacted by errors in the index, either as a result of calculation errors, inaccurate data sources or otherwise. The Investment Manager and its affiliates do not guarantee the timeliness, accuracy and/or completeness of an index and are not responsible for errors, omissions or interruptions in the index (including when the Investment Manager or an affiliate acts as the index provider) or the calculation thereof (including when the Investment Manager or an affiliate acts as the calculation agent).
The Investment Manager and its affiliates are not obligated to license the Affiliated Indexes to clients or other third-parties.
Codes of Ethics
The Funds, the Investment Manager, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are
Statement of Additional Information – August 1, 2023	197

included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.
Proxy Voting Policies and Procedures
General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates.
The Investment Manager’s policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investment Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.
The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager. In addition, the Board may instruct the Investment Manager to vote in accordance with guidelines approved by the Board.
Oversight. The operation of the Investment Manager’s proxy voting policy and procedures is overseen by a group of representatives from the Investment Manager and its advisory affiliates. Oversight of the Investment Manager’s proxy voting is also provided by a committee within the Investment Manager comprised of portfolio managers and research analysts. The Board reviews on an annual basis, or more frequently if determined appropriate, the Investment Manager’s administration of the proxy voting process.
Corporate Governance and Proxy Voting Principles (the Principles). The Investment Manager has adopted the Principles, which set out voting stances on key issues and the broad principles shaping its approach, as well as the types of related voting action the Investment Manager may take. The Principles also provide indicative examples of key guidelines used in any given region, which illustrate the standards against which voting decisions are considered. The Investment Manager has developed voting stances that align with the Principles and will generally vote in accordance with such voting stances. The Investment Manager may determine to vote differently from the voting stances on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Investment Manager may consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting stances or a voting determination must be made on a case-by-case basis, a portfolio manager or analyst will make the voting determination based on his or her determination of the clients’ best economic interests.
Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by voting in accordance with predetermined voting stances. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); and (iii) in infrequent cases, forwarding the proxies to an Independent Trustee authorized to vote the proxies for the Funds. A member of a governing body responsible for overseeing proxy voting is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations are required to disclose any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.
Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will typically vote proxies of the underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.
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Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. Typically, Institutional Shareholder Services Inc. populates ballots for issuers deemed to present potential material conflicts of interest in accordance with predetermined voting stances, as described above under Addressing Conflicts of Interest. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass Lewis & Company, LLC to provide proxy research services.
Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at columbiathreadneedleus.com and/or (ii) on the SEC’s website at www.sec.gov. For a copy of the Principles in effect on the date of this SAI, see Appendix B to this SAI.
Organization and Management of Wholly-Owned Subsidiaries
Each of Commodity Strategy Fund, MM Alternative Strategies Fund and Multi Strategy Alternatives Fund (for purposes of this section, referred to collectively as a “Fund”) may invest a portion of its assets, within the limitations of Subchapter M and Section 817(h) of the Code, as applicable, in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at P.O. Box 309, Ugland House, Grand Cayman Islands.
The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act. However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary as if the Subsidiary’s investments were held directly by the Fund. The Investment Manager and, where applicable, the Fund’s subadvisers are responsible for the Subsidiary’s day-to-day business pursuant to their separate agreements with, or in respect of, the Subsidiary. The following individuals serve as a director of the Subsidiary:
Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
Brian M. Engelking 807 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1979	Director since March 2020	Global Lead Financial Officer – Columbia Threadneedle Investments at Ameriprise Financial, Inc. since June 2020. Previously, Vice President – Finance, Ameriprise Financial, Inc. and served in various finance leadership roles with Ameriprise Financial, Inc. since 2000.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1970	Director since January 2015	See Fund Governance – The Officers – Fund Officers.
The Subsidiary has entered into a separate management agreement for the provision of advisory and administrative services with the Investment Manager. Under this agreement, the Investment Manager provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Subsidiary pays the Investment Manager an annual fee for its management services, as set forth in the management agreement and the table below.
Management Agreement Fee Schedule
Subsidiary	Assets (millions)	Annual rate at each asset level(a)
ASGM Offshore Fund, Ltd.	$0 - $500	1.100%
ASMF Offshore Fund, Ltd.	>$500 - $1,000	1.050%
(Subsidiaries of MM Alternative Strategies Fund)(a)	>$1,000 - $3,000	1.020%
	>$3,000 - $6,000	0.990%
	>$6,000 - $12,000	0.960%
	>$12,000	0.950%
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Subsidiary	Assets (millions)	Annual rate at each asset level(a)
CCSF Offshore Fund, Ltd.	$0 - $500	0.630%
(Subsidiary of Commodity Strategy Fund)(a)	>$500 - $1,000	0.580%
	>$1,000 - $3,000	0.550%
	>$3,000 - $6,000	0.520%
	>$6,000 - $12,000	0.500%
	>$12,000	0.490%
CMSAF1 Offshore Fund, Ltd.	$0 - $500	0.960%
CMSAF2 Offshore Fund, Ltd.	>$500 - $1,000	0.955%
CMSAF3 Offshore Fund, Ltd.	>$1,000 - $3,000	0.950%
(Subsidiaries of Multi Strategy Alternatives Fund)(a)	>$3,000 - $12,000	0.940%
	>$12,000	0.930%
(a)	When calculating asset levels for purposes of determining fee rate breakpoints, asset levels are based on aggregate net assets of the Subsidiary and its Fund. When calculating the fee payable under this agreement, the annual rates are based on a percentage of the daily net assets of the Subsidiary.
The Subsidiary has entered into a separate contract for the provision of custody services with the same service providers who provide those services to the Fund. The Subsidiary has also entered into arrangements with PwC to serve as the Subsidiary’s independent registered public accounting firm. The Subsidiary bears the fees and expenses incurred in connection with the services that it receives pursuant to each of these separate agreements and arrangements. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.
For purposes of adhering to the Fund’s compliance policies and procedures, the Investment Manager treats the assets of the Subsidiary as if the assets were held directly by the Fund. The Chief Compliance Officer of the Fund makes periodic reports to the Fund’s Board regarding the management and operations of the Subsidiary.
The financial information of the Subsidiary is consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semiannual reports provided to shareholders.
Please refer to the section titled Taxation – The Subsidiary for information about certain tax considerations relating to the Fund’s investment in the Subsidiary.
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is subject to the same principal risks to which the Fund is subject (as described in the Fund’s prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, the Investment Manager manages the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.
The Investment Manager and any subadviser, if applicable, as it relates to the Subsidiary, complies with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary, and the Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the applicable prospectus and this SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands laws currently do not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
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FUND GOVERNANCE
Board of Trustees and Officers
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the date of this SAI, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994	Compliance, Contracts, Investment Review Committee
Statement of Additional Information – August 1, 2023	201

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021	Compliance, Contracts, Investment Review Committee
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard- Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee), since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) (financial services), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021	Contracts, Board Governance, Investment Review Committee
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022	Contracts, Board Governance, Investment Review Committee
Statement of Additional Information – August 1, 2023	202

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University, since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017	Audit, Contracts, Investment Review Committee
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017	Compliance, Contracts, Investment Review Committee
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation,1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020	Audit, Contracts, Investment Review Committee
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004	Audit, Contracts, Investment Review Committee
Statement of Additional Information – August 1, 2023	203

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019	Audit, Contracts, Board Governance, Investment Review Committee
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None	Contracts, Board Governance, Investment Review Committee
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates (investment company), January 2013-December 2015	Audit, Contracts, Investment Review Committee
Statement of Additional Information – August 1, 2023	204

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009	Compliance, Contracts, Board Governance, Investment Review Committee
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, (Investment Committee), Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director (Investment Committee), Sarona Asset Management, since 2019	Compliance, Contracts, Investment Review Committee
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022	Audit, Contracts, Investment Review Committee
Statement of Additional Information – August 1, 2023	205

Interested Trustee Affiliated with Investment Manager**
Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022	None
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Officers
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Trusts as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is the President and Principal Executive Officer, the Funds’ other officers are:
Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations & Investor Services, March 2022 - June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
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Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 - September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 - September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
Responsibilities of the Board with respect to Fund Management
The Board consists of Trustees who have varied experience and skills. The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Trustees, including, among other things: overseeing the setting of the agenda for Board meetings, communicating and meeting with Board members between Board and committee meetings on Fund-related matters, with the Funds’ Chief Compliance Officer, counsel to the Independent Trustees, and representatives of the Funds’ service providers. The Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the nature and number of Funds comprising the Trusts, to enable the Board to exercise its oversight of the Funds and the
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other investment companies overseen by the Trustees. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Investment Manager in overseeing the setting of agendas and conducting of meetings. With respect to Mr. Beckman, the Trustees have concluded that having a senior officer of the Investment Manager serve as a Trustee benefits Fund shareholders by facilitating communication between the Independent Trustees and the senior management of the Investment Manager, and by assisting efforts to align the interests of the Investment Manager more closely with those of Fund shareholders. The Board has several standing committees, which are an integral part of each Fund’s overall governance and risk oversight structure. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each committee. The roles of each committee are more fully described in the section Committees of the Board below.
The Board initially approved investment management services agreements and other contracts with the Investment Manager and its affiliates and other service providers. The Board monitors the level and quality of services provided under such contracts. Annually, the Board evaluates the services received under the investment management and distribution contracts by reviewing, among other things, reports covering investment performance, expenses, shareholder services, marketing, and the Investment Manager’s profitability.
The Investment Manager provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board provides oversight of the services provided by the Investment Manager, including risk management services. Various committees of the Board provide oversight of the Investment Manager’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Funds and the Investment Manager and with representatives of various Fund service providers. In addition, the Board oversees processes that are in place addressing compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. The Board and certain committees also meet regularly with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and the Investment Manager with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds.
The Board also oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Manager. Additionally, as required by Rule 22e-4 under the 1940 Act, the Funds have implemented a written liquidity risk management program and related procedures (the “Liquidity Program”), designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.
Trustee Biographical Information and Qualifications
The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Funds, were a significant factor in the determination that, in light of the business and structure of the Trusts, the individual should serve as a Trustee. Following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Trustee:
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George S. Batejan – Mr. Batejan has over 40 years’ experience in the financial services industry, including service as a former Executive Vice President and Global Head of Technology and Operations of Janus Capital Group, Inc. He has also served as Senior Vice President and Chief Information Officer of Evergreen Investments, Inc., Executive Vice President and Chief Information Officer of OppenheimerFunds, Inc., and Head of International Property and Casualty Operations and Systems/Senior Vice President of American International Group. Mr. Batejan is an 18-year veteran of Chase Manhattan Bank, N.A. where he progressed to Private Banking Vice President and Division Executive of the Americas’ Service Delivery Group. He has also served on numerous corporate and non-profit boards. Mr. Batejan has also served as Chair of the National Investment Company Service Association (NICSA). Additionally, Mr. Batejan has managed operational units supporting the mutual fund business. These functions include fund accounting, fund treasury, fund tax, transfer agent, trade processing and settlement, proxy voting, corporate actions, operational risk, business continuity, and cyber security. He was also a member of the Ethics Committee, Global Risk Committee, and Cyber Security Committee of a major investment manager.
Daniel J. Beckman – Mr. Beckman has significant experience in the financial services industry and with investment companies. Mr. Beckman has served as the President of the Columbia Funds since 2021, and as an officer of the Columbia Funds and affiliated funds since 2020. He serves as Vice President and Head of North America Product for the Investment Manager. In this role, he leads a team of professionals to drive product strategy, development and management, with the goal of ensuring that the current and future needs of the Investment Manager’s customer base are met across the institutional and intermediary channels. He currently serves as a director of the Distributor since November 2018. He also serves as a board member of Columbia Wanger Asset Management, LLC, since January 2022, and as a director of Columbia Threadneedle Canada, Inc., since December 2022, both affiliates of the Investment Manager.
Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 companies to investigate issues relating to cyber-security and stock options. She served on the Board of Directors of Blue Cross and Blue Shield of Minnesota from 2009 to 2021 and was appointed Interim President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota in February 2018 and again in April 2021.
Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard Partners in Cross Cultural Leadership, a consulting firm that she founded. Ms. Carlton serves on the Board of Directors of Evercore Inc., a public investment bank; Apollo Commercial Real Estate Finance, Inc., a publicly traded investment trust; and a community bank. In addition, she serves on the Board of Trustees of New York Presbyterian Hospital where she is on the Executive Committee and chairs the People Committee, and in 2021 was elected to the Governing Council of the Independent Directors Council which represents independent directors and trustees serving on the boards of mutual funds, closed-end funds, exchange-traded funds and other registered investment companies.
Janet Langford Carrig – Ms. Carrig was Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and Zelle, Hoffman, Voelbel, Mason and Gette. She serves as Director of EQT Corporation. Ms. Carrig has previously served on the board of directors for another public company and various industry groups and non-profit organizations.
J. Kevin Connaughton – Mr. Connaughton has significant executive and board experience with financial services and investment companies. Mr. Connaughton served as a senior officer of certain Columbia funds from 2003 through 2015. He served as the managing director and general manager of mutual fund products for the Investment Manager from 2010 through 2015. Mr. Connaughton currently serves on the FINRA National Adjudicatory Council. He has previously served on the Board of Directors of a separate fund group, the Transfer Agent, three offshore groups of funds managed by the Investment Manager and/or affiliates, and the investment committee for a small college endowment. He served on the Board of Directors of The Autism Project from March 2015 to December 2021. Mr. Connaughton also serves as an adjunct professor of Finance at Bentley University and CEO and President of RhodeWay Financial, a nonprofit organization providing no cost financial planning and literacy services.
Olive M. Darragh – Ms. Darragh has extensive experience in the investment management industry. She currently serves as Managing Director of Darragh Inc., a strategy and talent management consulting firm that works with investment organizations. Previously, Ms. Darragh was a Partner at Tudor Investments responsible for Strategy and Talent Management. Prior to that, she was a Senior Partner at McKinsey & Company, where she co-founded and led the firm’s global Investment Management
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practice. Ms. Darragh has experience serving on other boards of directors and is a Certified Public Accountant. Ms. Darragh also founded and runs Zolio Inc., an investment management talent identification platform and is a visiting professor at the University of Edinburgh Business School.
Patricia M. Flynn – Dr. Flynn is a Professor of Economics and Management at Bentley University, where she previously served as Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.
Brian J. Gallagher – Mr. Gallagher has 40 years of experience in the financial services industry, including 30 years of service as an audit partner in the financial services practice at Deloitte & Touche LLP. During his tenure at Deloitte, Mr. Gallagher served as the Industry Professional Practice Director for the Investment Management Audit Practice, and oversaw the development of the firm’s audit approach for clients in the industry, consulted on technical issues, and interacted with standard setters and regulators. He also has experience on boards of directors of non-profit organizations.
Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.
Nancy T. Lukitsh – Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.
David M. Moffett – Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim chief executive officer and the board of directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.
Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as Vice President, Principal and Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.
Natalie A. Trunow – Ms. Trunow has extensive executive experience in financial services and with investment companies, including service as Chief Executive Officer at Millennial Portfolio Solutions LLC (asset management and consulting services), as a non-executive member of the Investment Committee of Sarona Asset Management Inc. (a private equity firm), as Director of Investments at Casey Family Programs Foundation, as Senior Vice President and Chief Investment Officer at Calvert Investments, and as Section Head and Portfolio Manager responsible for alternative and traditional funds at General Motors Asset Management. Ms. Trunow’s responsibilities as Senior Vice President and Chief Investment officer at Calvert Investments included oversight responsibilities for public and private equity investments, in-house and sub-advised funds, asset allocation funds, balanced funds, and volatility-managed funds, and investing portfolios. Ms. Trunow also currently serves on the boards of for-profit and non-profit organizations.
Sandra L. Yeager – Ms. Yeager has over 26 years of experience in the financial services industry. In August of 2008, she founded Hanoverian Capital, LLC, an investment boutique specializing in international equities for institutional clients, where she served as President and Chief Investment Officer through December 2016. Prior to that, Ms. Yeager served as Head of International Equities for DuPont Capital and Head of Global Equity Research for Morgan Stanley Investment Management, where she led a team of thirty people. Ms. Yeager began her investment career at AllianceBernstein as an equity analyst and advanced to become a global portfolio manager for institutional and mutual fund clients.
Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Investment Review Committee and Audit Committee. These committees are comprised solely of Independent Trustees. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. The table above, providing background on each Trustee, also includes their respective committee assignments. The duties of these committees are described below.
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Ms. Carlton, as Chair of the Board, acts as point of contact between the Independent Trustees and the Investment Manager between Board meetings in respect of general matters.
Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership, including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.
To be considered as a candidate for Trustee, recommendations must include a curriculum vitae and be mailed to the attention of the Chair of the Board, Columbia Funds Complex, 290 Congress Street, Boston, MA 02210. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds, including ETFs, are not required to hold annual shareholder meetings). The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.
Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Trusts is expected to be increased and anticipated vacancies. There may be times when the committee is not recruiting new Trustees. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.
The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. For candidates to serve as Independent Trustees, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. In each case, the committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The committee also considers whether a prospective candidate’s workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate.
The committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms. The committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a shareholder or identified by some other means. Members of the Board Governance Committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.
On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate. The Board and the committee also considers the same factors when identifying prospective trustee candidates. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee.
Compliance Committee. Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Chief Compliance Officer, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ Chief Compliance Officer to meet with Independent Trustees on a regular basis to discuss compliance matters.
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Contracts Committee. Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Funds and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the Funds’ investment advisory, subadvisory (if any), administrative services and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.
Investment Review Committee. Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. Each Independent Trustee also serves on the Investment Review Committee (the “IRC”) and an IRC subcommittee. Each IRC subcommittee is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds overseen by the Board and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and any proposed changes to investment objectives. Investment personnel who manage the Funds attend IRC and IRC subcommittee meetings from time to time to assist the IRC in its review of the Funds.
Audit Committee. Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the Funds’ independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The Audit Committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures. The Audit Committee acts as a liaison between the independent auditors and the full Board and must prepare an Audit Committee report. The Audit Committee reviews Fund valuation matters as it deems appropriate and consistent with the Columbia Funds Board’s responsibilities in this regard.
The table below shows the number of times each historical committee that oversaw the Funds met during the indicated fiscal years. The table is organized by fiscal year end.
Combined Committee Meetings for
Columbia Funds Series Trust, Columbia Funds Series Trust I and Columbia Funds Series Trust II
Fiscal Period	Audit Committee	Compliance Committee	Contracts Committee	Board Governance Committee	Investment Review Committee
For the fiscal year ending January 31, 2023	5	4	6	6	4
For the fiscal year ending February 28, 2023	5	4	6	7	4
For the fiscal year ending March 31, 2023	4	4	6	7	5
For the fiscal year ending April 30, 2022	6	4	6	5	4
For the fiscal year ending May 31, 2022	6	4	6	3	4
For the fiscal year ending July 31, 2022	6	4	5	5	4
For the fiscal year ending August 31, 2022	6	4	6	5	4
For the fiscal year ending October 31, 2022	6	5	6	5	4
For the fiscal year ending December 31, 2022	5	4	6	6	4
Trustee Investment Policy
Effective January 2021, the Board has a policy that each Independent Trustee is to invest in shares of one or more of the Columbia Funds overseen by the Independent Trustees (including investments made pursuant to the Deferred Compensation Plan) in an amount determined by the Board taking into consideration the total base annual compensation paid to an Independent Trustee from the Columbia Fund Complex.
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Beneficial Equity Ownership
The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of all Funds in the Columbia Funds Complex overseen by the Trustee, including notional amounts through the Deferred Compensation Plan, where noted, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The information is provided as of December 31, 2022.
The tables only include ownership of Columbia Funds overseen by the Trustees; the Trustees and Officers may own shares of other Columbia Funds they do not oversee.
Independent Trustee Ownership
	Batejan	Blatz	Carlton	Carrig	Connaughton	Darragh	Flynn
Adaptive Retirement 2020 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2025 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2030 Fund	A	A	A	A	A	D (a)	A
Adaptive Retirement 2035 Fund	A	A	A	A	A	D (a)	A
Adaptive Retirement 2040 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2045 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2050 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2055 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2060 Fund	A	A	A	A	A	A	A
Adaptive Risk Allocation Fund	A	A	A	A	C	A	A
Balanced Fund	A	A	A	E (a)	C	A	A
Bond Fund	A	A	A	A	C	A	A
CA Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
Capital Allocation Aggressive Portfolio	A	A	A	A	A	A	A
Capital Allocation Conservative Portfolio	A	A	A	A	A	A	A
Capital Allocation Moderate Aggressive Portfolio	A	A	A	A	A	A	A
Capital Allocation Moderate Conservative Portfolio	A	A	A	A	A	A	A
Capital Allocation Moderate Portfolio	A	A	A	A	A	A	A
Commodity Strategy Fund	A	A	A	A	A	A	A
Contrarian Core Fund	A	A	A	E (a)	C	A	A
Convertible Securities Fund	A	A	A	A	C	D (a)	A
Corporate Income Fund	A	A	A	D (a)	A	D (a)	A
CT Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
Disciplined Core Fund	A	A	A	A	A	A	E (a)
Disciplined Growth Fund	A	A	A	A	A	A	A
Disciplined Value Fund	A	A	A	A	A	A	A
Dividend Income Fund	A	A	A	E (a)	D	E	A
Dividend Opportunity Fund	E	E	A	E (a)	A	A	E (a)
Emerging Markets Bond Fund	A	A	A	A	A	A	A
Emerging Markets Fund	A	E	A	A	B	A	A
Flexible Capital Income Fund	A	A	A	A	A	A	E (a)
Floating Rate Fund	A	A	E (a)	A	A	A	A
Global Opportunities Fund	A	A	A	A	A	A	C
Global Technology Growth Fund	A	A	A	A	A	E	A
Global Value Fund	A	C	A	A	A	A	A
Government Money Market Fund	B (a)	A	E (a)	B (a)	A	B (a)	C (a)
Statement of Additional Information – August 1, 2023	213

	Batejan	Blatz	Carlton	Carrig	Connaughton	Darragh	Flynn
Greater China Fund	A	A	A	A	B	A	A
High Yield Bond Fund	A	A	A	A	A	D (a)	A
High Yield Municipal Fund	A	A	A	A	A	A	A
Income Builder Fund	A	A	A	A	A	A	A
Income Opportunities Fund	A	A	A	A	A	A	A
Intermediate Duration Municipal Bond Fund	A	A	A	A	A	A	A
International Dividend Income Fund	A	A	A	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A	A	A	A
Large Cap Growth Fund	A	A	A	E	A	A	A
Large Cap Growth Opportunity Fund	A	A	A	A	A	A	A
Large Cap Index Fund	A	A	A	A	A	A	A
Large Cap Value Fund	A	A	A	A	A	A	A
Limited Duration Credit Fund	A	A	A	A	A	A	A
MA Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A	A	A
MM Alternative Strategies Fund	A	A	A	A	A	A	A
MM Directional Alternative Strategies Fund	A	A	A	A	A	A	A
MM Growth Strategies Fund	A	A	A	A	A	A	A
MM International Equity Strategies Fund	A	A	A	A	A	A	A
MM Small Cap Equity Strategies Fund	A	A	A	A	A	A	A
MM Total Return Bond Strategies Fund	A	A	E (a)	A	A	A	A
MM Value Strategies Fund	A	A	A	A	A	A	A
MN Tax-Exempt Fund	A	A	A	A	A	A	A
Mortgage Opportunities Fund	A	A	A	A	A	A	A
Multisector Bond SMA Completion Portfolio	A	A	A	A	A	A	A
Multi Strategy Alternatives Fund	A	A	A	A	A	A	A
NY Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
OR Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
Overseas Core Fund	D	A	A	A	A	A	A
Overseas SMA Completion Portfolio	A	A	A	A	A	A	A
Overseas Value Fund	A	A	A	A	A	A	A
Quality Income Fund	A	C	A	A	A	A	A
Real Estate Equity Fund	A	A	A	A	A	A	A
Select Global Equity Fund	A	E	A	A	A	A	A
Select Large Cap Equity Fund	A	A	A	A	A	A	A
Select Large Cap Growth Fund	A	A	A	A	C	A	A
Select Large Cap Value Fund	E	A	E (a)	A	A	A	E (a)
Select Mid Cap Growth Fund	A	A	A	A	A	A	A
Select Mid Cap Value Fund	A	A	A	A	C	A	A
Select Small Cap Value Fund	E	A	E (a)	A	A	A	A
Seligman Global Technology Fund	C (a)	B	A	A	A	A	E (a)
Seligman Technology and Information Fund	A	E	E (a)	A	A	A	A
Short Duration Municipal Bond Fund	A	A	A	A	A	A	A
Short Term Bond Fund	A	A	A	A	A	A	A
Statement of Additional Information – August 1, 2023	214

	Batejan	Blatz	Carlton	Carrig	Connaughton	Darragh	Flynn
Small Cap Growth Fund	D	A	A	A	C	A	A
Small Cap Index Fund	A	A	A	A	A	A	A
Small Cap Value Fund I	C (a)	A	A	A	A	A	A
Small Cap Value Fund II	A	A	A	A	C	A	A
Solutions Aggressive Portfolio	A	A	A	A	A	A	A
Solutions Conservative Portfolio	A	A	A	A	A	A	A
Strategic CA Municipal Income Fund	A	A	A	A	A	A	A
Strategic Income Fund	A	A	A	A	C	A	A
Strategic Municipal Income Fund	A	A	A	A	A	A	A
Strategic NY Municipal Income Fund	A	A	A	A	A	A	A
Tax-Exempt Fund	A	B	A	A	A	A	A
Total Return Bond Fund	A	A	E (a)	A	A	A	A
U.S. Social Bond Fund	A	A	A	A	A	A	A
U.S. Treasury Index Fund	A	A	A	A	A	A	A
Ultra Short Term Bond Fund	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee	E (a)	E	E (a)	E (a)	E	E (a)	E (a)
(a)	Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more Funds in the Columbia Funds Complex overseen by the Trustee as specified by the Trustee.
Statement of Additional Information – August 1, 2023	215

	Gallagher	Hacker	Lukitsh	Moffett	Paglia	Trunow	Yeager
Adaptive Retirement 2020 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2025 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2030 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2035 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2040 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2045 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2050 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2055 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2060 Fund	A	A	A	A	A	A	A
Adaptive Risk Allocation Fund	A	E	A	A	A	A	A
Balanced Fund	D (a)	A	A	A	A	A	A
Bond Fund	A	A	A	A	A	A	E (a)
CA Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
Capital Allocation Aggressive Portfolio	A	A	A	A	A	A	A
Capital Allocation Conservative Portfolio	A	A	A	A	A	A	A
Capital Allocation Moderate Aggressive Portfolio	D	A	A	A	A	A	A
Capital Allocation Moderate Conservative Portfolio	A	A	A	A	A	A	A
Capital Allocation Moderate Portfolio	A	A	A	A	A	A	A
Commodity Strategy Fund	A	A	A	A	A	A	A
Contrarian Core Fund	A	A	A	A	E (a)	A	A
Convertible Securities Fund	A	E	A	A	A	A	A
Corporate Income Fund	A	A	A	A	A	A	A
CT Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
Disciplined Core Fund	A	A	A	A	A	A	A
Disciplined Growth Fund	A	A	A	A	A	A	A
Disciplined Value Fund	A	A	A	A	A	A	A
Dividend Income Fund	A	A	E	A	E (a)	A	E (a)
Dividend Opportunity Fund	A	A	A	A	A	A	A
Emerging Markets Bond Fund	A	A	A	A	A	A	A
Emerging Markets Fund	E (a)	E	A	A	A	A	E (a)
Flexible Capital Income Fund	A	A	A	A	E (a)	A	A
Floating Rate Fund	D	A	A	A	A	A	A
Global Opportunities Fund	D (a)	A	A	A	A	A	A
Global Technology Growth Fund	A	A	E	E (a)	A	A	A
Global Value Fund	E	A	A	A	A	A	A
Government Money Market Fund	B (a)	A	A	B (a)	D (a)	E (a)	B (a)
Greater China Fund	A	A	A	A	A	A	A
High Yield Bond Fund	A	A	A	A	A	A	A
High Yield Municipal Fund	A	A	A	A	A	A	A
Income Builder Fund	E	A	A	A	A	A	A
Income Opportunities Fund	A	A	A	A	A	A	A
Intermediate Duration Municipal Bond Fund	A	A	A	A	A	A	A
International Dividend Income Fund	A	A	A	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A	A	A	A
Statement of Additional Information – August 1, 2023	216

	Gallagher	Hacker	Lukitsh	Moffett	Paglia	Trunow	Yeager
Large Cap Growth Fund	A	A	A	A	A	A	A
Large Cap Growth Opportunity Fund	A	A	A	A	A	A	A
Large Cap Index Fund	A	A	A	A	A	E (a)	A
Large Cap Value Fund	A	A	A	A	A	A	A
Limited Duration Credit Fund	A	A	A	A	A	E (a)	A
MA Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A	E (a)	A
MM Alternative Strategies Fund	A	A	A	A	A	A	A
MM Directional Alternative Strategies Fund	A	A	A	A	A	A	A
MM Growth Strategies Fund	A	A	A	A	A	A	A
MM International Equity Strategies Fund	A	A	A	A	A	A	A
MM Small Cap Equity Strategies Fund	E (a)	A	A	A	A	A	A
MM Total Return Bond Strategies Fund	A	A	A	A	A	A	A
MM Value Strategies Fund	E (a)	A	A	A	A	A	A
MN Tax-Exempt Fund	A	A	A	A	A	A	A
Mortgage Opportunities Fund	A	A	A	A	A	A	E (a)
Multisector Bond SMA Completion Portfolio	A	A	A	A	A	A	A
Multi Strategy Alternatives Fund	A	A	A	A	A	A	A
NY Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
OR Intermediate Municipal Bond Fund	A	A	A	A	A	A	A
Overseas Core Fund	A	A	A	A	A	A	E (a)
Overseas SMA Completion Portfolio	A	A	A	A	A	A	A
Overseas Value Fund	D	A	A	A	A	A	A
Quality Income Fund	A	A	A	A	A	A	A
Real Estate Equity Fund	A	A	A	A	A	A	A
Select Global Equity Fund	A	A	A	A	A	A	A
Select Large Cap Equity Fund	D (a)	A	A	A	A	A	A
Select Large Cap Growth Fund	A	E	A	A	A	A	A
Select Large Cap Value Fund	A	A	A	A	A	A	A
Select Mid Cap Growth Fund	A	E	A	A	A	A	A
Select Mid Cap Value Fund	A	A	A	A	A	A	E (a)
Select Small Cap Value Fund	A	A	A	A	A	A	A
Seligman Global Technology Fund	E (a)	A	A	A	A	A	A
Seligman Technology and Information Fund	A	A	A	A	E (a)	A	A
Short Duration Municipal Bond Fund	A	A	A	A	A	A	A
Short Term Bond Fund	A	A	A	A	A	A	A
Small Cap Growth Fund	E (a)	E	A	A	A	A	A
Small Cap Index Fund	A	A	A	A	A	E (a)	A
Small Cap Value Fund I	A	A	A	A	A	A	A
Small Cap Value Fund II	A	A	A	A	A	A	A
Solutions Aggressive Portfolio	A	A	A	A	A	A	A
Solutions Conservative Portfolio	A	A	A	A	A	A	A
Strategic CA Municipal Income Fund	A	A	A	A	A	A	A
Strategic Income Fund	A	A	A	A	A	A	A
Statement of Additional Information – August 1, 2023	217

	Gallagher	Hacker	Lukitsh	Moffett	Paglia	Trunow	Yeager
Strategic Municipal Income Fund	A	A	A	A	A	A	A
Strategic NY Municipal Income Fund	A	A	A	A	A	A	A
Tax-Exempt Fund	A	A	A	A	A	A	A
Total Return Bond Fund	A	A	A	A	A	A	A
U.S. Social Bond Fund	A	A	A	A	A	A	A
U.S. Treasury Index Fund	A	A	A	A	A	A	A
Ultra Short Term Bond Fund	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee	E (a)	E	E	E (a)	E (a)	E (a)	E (a)
(a)	Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more Funds in the Columbia Funds Complex overseen by the Trustee as specified by the Trustee.
Interested Trustee Ownership
Beckman
Adaptive Retirement 2020 Fund	A
Adaptive Retirement 2025 Fund	A
Adaptive Retirement 2030 Fund	E
Adaptive Retirement 2035 Fund	A
Adaptive Retirement 2040 Fund	A
Adaptive Retirement 2045 Fund	A
Adaptive Retirement 2050 Fund	A
Adaptive Retirement 2055 Fund	A
Adaptive Retirement 2060 Fund	A
Adaptive Risk Allocation Fund	E
Balanced Fund	A
Bond Fund	A
CA Intermediate Municipal Bond Fund	A
Capital Allocation Aggressive Portfolio	A
Capital Allocation Conservative Portfolio	A
Capital Allocation Moderate Aggressive Portfolio	A
Capital Allocation Moderate Conservative Portfolio	A
Capital Allocation Moderate Portfolio	A
Commodity Strategy Fund	A
Contrarian Core Fund	C (a)
Convertible Securities Fund	A
Corporate Income Fund	B (a)
CT Intermediate Municipal Bond Fund	A
Disciplined Core Fund	A
Disciplined Growth Fund	A
Disciplined Value Fund	A
Dividend Income Fund	A
Dividend Opportunity Fund	A
Emerging Markets Bond Fund	A
Emerging Markets Fund	B (a)
Flexible Capital Income Fund	C
Statement of Additional Information – August 1, 2023	218

Beckman
Floating Rate Fund	A
Global Opportunities Fund	A
Global Technology Growth Fund	A
Global Value Fund	C
Government Money Market Fund	A
Greater China Fund	A
High Yield Bond Fund	A
High Yield Municipal Fund	A
Income Builder Fund	A
Income Opportunities Fund	A
Intermediate Duration Municipal Bond Fund	A
International Dividend Income Fund	A
Large Cap Enhanced Core Fund	A
Large Cap Growth Fund	A
Large Cap Growth Opportunity Fund	A
Large Cap Index Fund	A
Large Cap Value Fund	A
Limited Duration Credit Fund	A
MA Intermediate Municipal Bond Fund	C
Mid Cap Index Fund	A
MM Alternative Strategies Fund	A
MM Directional Alternative Strategies Fund	A
MM Growth Strategies Fund	A
MM International Equity Strategies Fund	A
MM Small Cap Equity Strategies Fund	A
MM Total Return Bond Strategies Fund	A
MM Value Strategies Fund	A
MN Tax-Exempt Fund	A
Mortgage Opportunities Fund	C
Multisector Bond SMA Completion Portfolio	A
Multi Strategy Alternatives Fund	C
NY Intermediate Municipal Bond Fund	A
OR Intermediate Municipal Bond Fund	A
Overseas Core Fund	A
Overseas SMA Completion Portfolio	A
Overseas Value Fund	A
Quality Income Fund	A
Real Estate Equity Fund	A
Select Global Equity Fund	C (a)
Select Large Cap Equity Fund	A
Select Large Cap Growth Fund	C
Select Large Cap Value Fund	B (a)
Select Mid Cap Growth Fund	B (a)
Select Mid Cap Value Fund	B
Statement of Additional Information – August 1, 2023	219

Beckman
Select Small Cap Value Fund	A
Seligman Global Technology Fund	A
Seligman Technology and Information Fund	A
Short Duration Municipal Bond Fund	A
Short Term Bond Fund	A
Small Cap Growth Fund	B (a)
Small Cap Index Fund	A
Small Cap Value Fund I	A
Small Cap Value Fund II	C
Solutions Aggressive Portfolio	A
Solutions Conservative Portfolio	A
Strategic CA Municipal Income Fund	A
Strategic Income Fund	B
Strategic Municipal Income Fund	A
Strategic NY Municipal Income Fund	A
Tax-Exempt Fund	A
Total Return Bond Fund	C (a)
U.S. Social Bond Fund	A
U.S. Treasury Index Fund	A
Ultra Short Term Bond Fund	C
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee	E (a)
(a)	With respect to Mr. Beckman, this amount includes compensation payable under a Deferred Compensation Plan administered by Ameriprise Financial.
Independent Trustee Interests in Fund Affiliates
An immediate family member of Ms. Blatz holds publicly traded common stock of the parent companies of the sub-advisers to certain Columbia Funds. The value of such stock does not exceed $120,000 with respect to the parent company of any sub-adviser other than JPMorgan and Morgan Stanley, and the value of the holdings of each such sub-adviser parent does not exceed $500,000 and represents less than 0.1 percent of the parent’s outstanding shares. Ms. Blatz does not have any ownership or voting interest in such holdings.
Statement of Additional Information – August 1, 2023	220

Compensation
Total compensation. The following table shows the total compensation paid to Independent Trustees for their services from all the Funds in the Columbia Funds Complex overseen by the Trustee for the period ended March 31, 2023.
Mr. Beckman is not compensated for his services on the Board.
Trustees	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(a)	Amount Deferred from Total Compensation(b)
George S. Batejan	$487,000	$24,350
Kathleen Blatz	$470,500	$0
Pamela G. Carlton	$521,000	$38,350
Janet Langford Carrig	$504,000	$504,000
J. Kevin Connaughton	$507,000	$0
Olive M. Darragh	$492,000	$208,875
Patricia M. Flynn	$463,000	$0
Brian J. Gallagher	$499,000	$249,500
Douglas A. Hacker	$520,750	$0
Nancy T. Lukitsh	$477,000	$0
David M. Moffett	$453,750	$339,000
Catherine James Paglia	$520,750	$201,875
Minor M. Shaw(c)	$360,250	$180,125
Natalie A. Trunow	$468,000	$332,910
Sandra L. Yeager	$502,000	$251,000
(a)	Includes any portion of cash compensation Trustees elected to defer during the fiscal period.
(b)	The Trustees may elect to defer a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below.
(c)	Ms. Shaw served as Trustee until December 31, 2022, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
In addition to the above compensation, all Independent Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
Independent Trustees did not accrue any pension or retirement benefits as part of Fund expenses, nor will they receive any annual benefits upon retirement.
Deferred Compensation Plan
Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as a Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.
Distributions from a Trustee’s Deferral Account will be paid either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of a general unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.
Statement of Additional Information – August 1, 2023	221

Compensation from each Fund. The following table shows the compensation paid to Independent Trustees from each Fund during its last fiscal year (or period), as well as the amount deferred from each Fund, which is included in the total. The table is organized by fiscal year end.
Fund	Aggregate Compensation from Fund Independent Trustees
	Batejan (a)	Blatz	Carlton (b)	Carrig (c)	Connaughton	Darragh (d)	Flynn (e)	Gallagher (f)
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$2,143	$2,058	$2,279	$2,278	$2,278	$2,210	$2,047	$2,169
Amount Deferred	$107	$0	$207	$2,278	$0	$1,062	$0	$1,085
Capital Allocation Conservative Portfolio	$1,109	$1,066	$1,180	$1,179	$1,179	$1,144	$1,060	$1,123
Amount Deferred	$55	$0	$107	$1,179	$0	$550	$0	$562
Capital Allocation Moderate Aggressive Portfolio	$2,654	$2,550	$2,823	$2,822	$2,822	$2,738	$2,536	$2,687
Amount Deferred	$133	$0	$257	$2,822	$0	$1,315	$0	$1,344
Capital Allocation Moderate Conservative Portfolio	$1,315	$1,264	$1,399	$1,398	$1,399	$1,357	$1,257	$1,332
Amount Deferred	$66	$0	$127	$1,398	$0	$652	$0	$666
Capital Allocation Moderate Portfolio	$2,128	$2,044	$2,262	$2,262	$2,263	$2,196	$2,033	$2,154
Amount Deferred	$106	$0	$206	$2,262	$0	$1,055	$0	$1,077
Income Builder Fund	$2,319	$2,228	$2,465	$2,466	$2,466	$2,393	$2,216	$2,348
Amount Deferred	$116	$0	$225	$2,466	$0	$1,151	$0	$1,174
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$2,475	$2,370	$2,701	$2,630	$2,632	$2,553	$2,345	$2,502
Amount Deferred	$124	$0	$225	$2,630	$0	$1,186	$0	$1,251
Global Value Fund	$1,728	$1,658	$1,896	$1,838	$1,838	$1,783	$1,639	$1,750
Amount Deferred	$86	$0	$156	$1,838	$0	$824	$0	$875
Large Cap Enhanced Core Fund	$1,269	$1,218	$1,392	$1,350	$1,349	$1,309	$1,204	$1,285
Amount Deferred	$63	$0	$115	$1,350	$0	$605	$0	$643
Large Cap Growth Opportunity Fund	$2,164	$2,073	$2,363	$2,299	$2,301	$2,232	$2,051	$2,188
Amount Deferred	$108	$0	$197	$2,299	$0	$1,036	$0	$1,094
Large Cap Index Fund	$3,904	$3,745	$4,273	$4,152	$4,152	$4,028	$3,705	$3,952
Amount Deferred	$195	$0	$354	$4,152	$0	$1,867	$0	$1,976
Mid Cap Index Fund	$3,466	$3,326	$3,802	$3,687	$3,686	$3,575	$3,290	$3,510
Amount Deferred	$173	$0	$313	$3,687	$0	$1,652	$0	$1,755
Overseas Core Fund	$1,809	$1,737	$1,985	$1,925	$1,924	$1,867	$1,717	$1,833
Amount Deferred	$90	$0	$163	$1,925	$0	$863	$0	$916
Overseas Value Fund	$3,293	$3,163	$3,631	$3,505	$3,504	$3,398	$3,126	$3,339
Amount Deferred	$165	$0	$294	$3,505	$0	$1,560	$0	$1,669
Select Large Cap Equity Fund	$2,115	$2,031	$2,321	$2,251	$2,250	$2,183	$2,008	$2,143
Amount Deferred	$106	$0	$191	$2,251	$0	$1,008	$0	$1,071
Select Mid Cap Value Fund	$3,406	$3,272	$3,748	$3,626	$3,623	$3,514	$3,235	$3,453
Amount Deferred	$170	$0	$306	$3,626	$0	$1,618	$0	$1,726
Small Cap Index Fund	$4,395	$4,218	$4,820	$4,676	$4,675	$4,535	$4,172	$4,451
Amount Deferred	$220	$0	$397	$4,676	$0	$2,097	$0	$2,226
Small Cap Value Fund II	$2,175	$2,087	$2,388	$2,313	$2,313	$2,243	$2,063	$2,203
Amount Deferred	$109	$0	$196	$2,313	$0	$1,035	$0	$1,101
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund	$915	$884	$980	$967	$973	$944	$869	$938
Amount Deferred	$46	$0	$72	$967	$0	$401	$0	$469
Adaptive Retirement 2025 Fund	$915	$883	$980	$967	$972	$944	$869	$938
Amount Deferred	$46	$0	$72	$967	$0	$401	$0	$469
Adaptive Retirement 2030 Fund	$916	$884	$981	$968	$974	$945	$870	$939
Amount Deferred	$46	$0	$72	$968	$0	$401	$0	$470
Adaptive Retirement 2035 Fund	$915	$884	$981	$967	$973	$944	$869	$938
Amount Deferred	$46	$0	$72	$967	$0	$401	$0	$469
Adaptive Retirement 2040 Fund	$915	$884	$980	$967	$973	$944	$869	$938
Statement of Additional Information – August 1, 2023	222

Fund	Aggregate Compensation from Fund Independent Trustees
	Batejan (a)	Blatz	Carlton (b)	Carrig (c)	Connaughton	Darragh (d)	Flynn (e)	Gallagher (f)
Amount Deferred	$46	$0	$72	$967	$0	$401	$0	$469
Adaptive Retirement 2045 Fund	$915	$883	$980	$967	$973	$944	$869	$938
Amount Deferred	$46	$0	$72	$967	$0	$401	$0	$469
Adaptive Retirement 2050 Fund	$915	$884	$981	$967	$973	$944	$869	$938
Amount Deferred	$46	$0	$72	$967	$0	$401	$0	$469
Adaptive Retirement 2055 Fund	$915	$884	$981	$967	$973	$944	$869	$938
Amount Deferred	$46	$0	$72	$967	$0	$401	$0	$469
Adaptive Retirement 2060 Fund	$916	$884	$981	$967	$973	$944	$870	$939
Amount Deferred	$46	$0	$72	$967	$0	$401	$0	$469
MM Growth Strategies Fund	$4,618	$4,462	$4,949	$4,877	$4,908	$4,763	$4,387	$4,737
Amount Deferred	$231	$0	$358	$4,877	$0	$2,010	$0	$2,368
Short Term Bond Fund	$1,966	$1,898	$2,105	$2,078	$2,090	$2,028	$1,867	$2,014
Amount Deferred	$98	$0	$156	$2,078	$0	$866	$0	$1,007
Select Large Cap Growth Fund	$2,139	$2,062	$2,287	$2,261	$2,274	$2,206	$2,031	$2,190
Amount Deferred	$107	$0	$171	$2,261	$0	$946	$0	$1,095
Solutions Aggressive Portfolio	$922	$890	$987	$974	$980	$951	$875	$945
Amount Deferred	$46	$0	$72	$974	$0	$404	$0	$472
Solutions Conservative Portfolio	$924	$892	$990	$976	$982	$953	$878	$947
Amount Deferred	$46	$0	$72	$976	$0	$405	$0	$474
For Funds with fiscal period ending April 30
Bond Fund	$1,781	$1,653	$1,785	$1,794	$1,793	$1,706	$1,746	$1,785
Amount Deferred	$29	$0	$545	$1,794	$0	$853	$1,222	$893
CA Intermediate Municipal Bond Fund	$1,228	$1,140	$1,231	$1,236	$1,235	$1,175	$1,204	$1,231
Amount Deferred	$20	$0	$376	$1,236	$0	$588	$844	$615
Corporate Income Fund	$2,133	$1,979	$2,136	$2,147	$2,150	$2,047	$2,088	$2,137
Amount Deferred	$36	$0	$643	$2,147	$0	$1,023	$1,431	$1,068
MM Directional Alternative Strategies Fund	$1,087	$1,009	$1,089	$1,094	$1,094	$1,041	$1,065	$1,089
Amount Deferred	$18	$0	$332	$1,094	$0	$520	$742	$545
Short Duration Municipal Bond Fund	$1,481	$1,374	$1,484	$1,491	$1,492	$1,420	$1,450	$1,484
Amount Deferred	$25	$0	$448	$1,491	$0	$710	$998	$742
Small Cap Value Fund I	$1,763	$1,637	$1,767	$1,775	$1,775	$1,689	$1,727	$1,767
Amount Deferred	$29	$0	$537	$1,775	$0	$845	$1,200	$884
Total Return Bond Fund	$3,396	$3,151	$3,399	$3,419	$3,434	$3,271	$3,316	$3,402
Amount Deferred	$62	$0	$991	$3,419	$0	$1,636	$2,173	$1,701
U.S. Treasury Index Fund	$2,044	$1,897	$2,048	$2,057	$2,057	$1,958	$2,004	$2,049
Amount Deferred	$33	$0	$625	$2,057	$0	$979	$1,402	$1,024
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	$4,220	$3,904	$4,255	$4,371	$4,372	$4,170	$4,102	$4,225
Amount Deferred	$85	$0	$1,182	$4,371	$0	$2,085	$2,550	$2,112
Commodity Strategy Fund	$1,189	$1,099	$1,197	$1,230	$1,231	$1,175	$1,156	$1,189
Amount Deferred	$24	$0	$334	$1,230	$0	$587	$724	$595
Dividend Income Fund	$29,518	$27,300	$29,784	$30,589	$30,607	$29,205	$28,648	$29,539
Amount Deferred	$615	$0	$8,145	$30,589	$0	$14,602	$17,421	$14,769
Dividend Opportunity Fund	$2,749	$2,543	$2,772	$2,848	$2,847	$2,715	$2,672	$2,751
Amount Deferred	$55	$0	$772	$2,848	$0	$1,358	$1,669	$1,376
Flexible Capital Income Fund	$1,922	$1,777	$1,938	$1,991	$1,992	$1,900	$1,866	$1,923
Amount Deferred	$39	$0	$534	$1,991	$0	$950	$1,146	$962
High Yield Bond Fund	$2,211	$2,046	$2,228	$2,290	$2,289	$2,183	$2,152	$2,214
Amount Deferred	$43	$0	$628	$2,290	$0	$1,091	$1,366	$1,107
High Yield Municipal Fund	$1,440	$1,333	$1,451	$1,491	$1,491	$1,422	$1,401	$1,442
Amount Deferred	$28	$0	$407	$1,491	$0	$711	$884	$721
Statement of Additional Information – August 1, 2023	223

Fund	Aggregate Compensation from Fund Independent Trustees
	Batejan (a)	Blatz	Carlton (b)	Carrig (c)	Connaughton	Darragh (d)	Flynn (e)	Gallagher (f)
Large Cap Value Fund	$2,972	$2,750	$2,997	$3,079	$3,078	$2,936	$2,889	$2,975
Amount Deferred	$59	$0	$835	$3,079	$0	$1,468	$1,805	$1,487
MM Value Strategies Fund	$4,871	$4,507	$4,913	$5,048	$5,047	$4,814	$4,733	$4,875
Amount Deferred	$99	$0	$1,360	$5,048	$0	$2,407	$2,930	$2,438
Mortgage Opportunities Fund	$4,118	$3,808	$4,153	$4,265	$4,268	$4,072	$3,998	$4,120
Amount Deferred	$85	$0	$1,141	$4,265	$0	$2,036	$2,447	$2,060
Multi Strategy Alternatives Fund	$1,499	$1,387	$1,511	$1,553	$1,552	$1,481	$1,457	$1,500
Amount Deferred	$30	$0	$421	$1,553	$0	$740	$911	$750
Quality Income Fund	$2,540	$2,351	$2,558	$2,629	$2,628	$2,506	$2,473	$2,544
Amount Deferred	$49	$0	$725	$2,629	$0	$1,253	$1,581	$1,272
Select Large Cap Value Fund	$2,365	$2,186	$2,388	$2,452	$2,454	$2,342	$2,293	$2,366
Amount Deferred	$50	$0	$645	$2,452	$0	$1,171	$1,371	$1,183
Select Small Cap Value Fund	$1,294	$1,197	$1,304	$1,340	$1,339	$1,277	$1,258	$1,295
Amount Deferred	$25	$0	$366	$1,340	$0	$639	$794	$648
Seligman Technology and Information Fund	$9,129	$8,446	$9,201	$9,450	$9,458	$9,020	$8,875	$9,141
Amount Deferred	$184	$0	$2,557	$9,450	$0	$4,510	$5,518	$4,570
For Funds with fiscal period ending July 31
Disciplined Core Fund	$4,661	$4,340	$4,719	$4,845	$4,876	$4,674	$4,503	$4,687
Amount Deferred	$134	$0	$1,064	$4,845	$0	$2,337	$2,007	$2,343
Disciplined Growth Fund	$1,078	$1,003	$1,091	$1,120	$1,127	$1,080	$1,042	$1,084
Amount Deferred	$30	$0	$250	$1,120	$0	$540	$478	$542
Disciplined Value Fund	$1,025	$955	$1,038	$1,066	$1,072	$1,028	$991	$1,031
Amount Deferred	$29	$0	$235	$1,066	$0	$514	$446	$516
Floating Rate Fund	$1,558	$1,451	$1,579	$1,621	$1,632	$1,565	$1,503	$1,567
Amount Deferred	$47	$0	$344	$1,621	$0	$783	$629	$783
Global Opportunities Fund	$1,268	$1,181	$1,284	$1,318	$1,326	$1,271	$1,227	$1,276
Amount Deferred	$36	$0	$293	$1,318	$0	$636	$559	$638
Government Money Market Fund	$1,293	$1,204	$1,310	$1,345	$1,353	$1,297	$1,249	$1,300
Amount Deferred	$38	$0	$292	$1,345	$0	$649	$546	$650
Income Opportunities Fund	$1,568	$1,460	$1,587	$1,630	$1,640	$1,572	$1,516	$1,577
Amount Deferred	$45	$0	$361	$1,630	$0	$786	$686	$789
Large Cap Growth Fund	$5,046	$4,697	$5,106	$5,242	$5,275	$5,054	$4,882	$5,075
Amount Deferred	$141	$0	$1,179	$5,242	$0	$2,527	$2,265	$2,537
Limited Duration Credit Fund	$1,691	$1,575	$1,711	$1,757	$1,768	$1,695	$1,635	$1,701
Amount Deferred	$48	$0	$391	$1,757	$0	$847	$746	$850
MN Tax-Exempt Fund	$1,487	$1,385	$1,505	$1,546	$1,556	$1,491	$1,437	$1,496
Amount Deferred	$43	$0	$341	$1,546	$0	$746	$645	$748
OR Intermediate Municipal Bond Fund	$1,144	$1,065	$1,158	$1,189	$1,197	$1,147	$1,106	$1,151
Amount Deferred	$33	$0	$262	$1,189	$0	$574	$496	$575
Strategic Municipal Income Fund	$3,058	$2,846	$3,093	$3,175	$3,198	$3,066	$2,955	$3,074
Amount Deferred	$87	$0	$705	$3,175	$0	$1,533	$1,339	$1,537
Tax-Exempt Fund	$3,308	$3,080	$3,347	$3,437	$3,459	$3,316	$3,198	$3,327
Amount Deferred	$94	$0	$763	$3,437	$0	$1,658	$1,450	$1,664
U.S. Social Bond Fund	$919	$856	$930	$955	$961	$921	$888	$924
Amount Deferred	$26	$0	$211	$955	$0	$461	$399	$462
Ultra Short Term Bond Fund	$3,870	$3,603	$3,914	$4,020	$4,047	$3,878	$3,742	$3,892
Amount Deferred	$109	$0	$895	$4,020	$0	$1,939	$1,707	$1,946
For Funds with fiscal period ending August 31
Balanced Fund	$7,982	$7,478	$8,128	$8,344	$8,398	$8,122	$7,657	$8,018
Amount Deferred	$259	$0	$1,652	$8,344	$0	$4,061	$2,850	$4,009
Contrarian Core Fund	$10,713	$10,034	$10,908	$11,198	$11,268	$10,895	$10,280	$10,762
Statement of Additional Information – August 1, 2023	224

Fund	Aggregate Compensation from Fund Independent Trustees
	Batejan (a)	Blatz	Carlton (b)	Carrig (c)	Connaughton	Darragh (d)	Flynn (e)	Gallagher (f)
Amount Deferred	$345	$0	$2,233	$11,198	$0	$5,448	$3,882	$5,381
Emerging Markets Bond Fund	$1,136	$1,064	$1,157	$1,187	$1,195	$1,156	$1,090	$1,141
Amount Deferred	$37	$0	$237	$1,187	$0	$578	$411	$571
Emerging Markets Fund	$2,503	$2,343	$2,545	$2,613	$2,631	$2,542	$2,406	$2,515
Amount Deferred	$79	$0	$534	$2,613	$0	$1,271	$950	$1,258
Global Technology Growth Fund	$3,119	$2,919	$3,171	$3,256	$3,278	$3,166	$2,998	$3,134
Amount Deferred	$98	$0	$668	$3,256	$0	$1,583	$1,191	$1,567
Greater China Fund	$991	$928	$1,008	$1,035	$1,042	$1,007	$952	$996
Amount Deferred	$31	$0	$210	$1,035	$0	$503	$370	$498
International Dividend Income Fund	$1,259	$1,180	$1,282	$1,316	$1,325	$1,281	$1,208	$1,265
Amount Deferred	$41	$0	$261	$1,316	$0	$641	$450	$632
MM Alternative Strategies Fund	$1,287	$1,205	$1,310	$1,345	$1,354	$1,309	$1,234	$1,292
Amount Deferred	$42	$0	$266	$1,345	$0	$655	$458	$646
MM International Equity Strategies Fund	$2,933	$2,746	$2,986	$3,064	$3,087	$2,986	$2,809	$2,945
Amount Deferred	$97	$0	$594	$3,064	$0	$1,493	$1,002	$1,472
MM Small Cap Equity Strategies Fund	$2,005	$1,878	$2,042	$2,096	$2,109	$2,039	$1,923	$2,014
Amount Deferred	$65	$0	$417	$2,096	$0	$1,020	$722	$1,007
MM Total Return Bond Strategies Fund	$9,438	$8,848	$9,613	$9,867	$9,932	$9,611	$9,050	$9,482
Amount Deferred	$309	$0	$1,937	$9,867	$0	$4,806	$3,314	$4,741
Multisector Bond SMA Completion Portfolio	$878	$822	$893	$917	$923	$892	$842	$882
Amount Deferred	$28	$0	$183	$917	$0	$446	$319	$441
Overseas SMA Completion Portfolio	$865	$810	$880	$904	$909	$879	$830	$869
Amount Deferred	$28	$0	$181	$904	$0	$440	$316	$434
Select Mid Cap Growth Fund	$2,398	$2,244	$2,437	$2,503	$2,518	$2,432	$2,307	$2,410
Amount Deferred	$73	$0	$523	$2,503	$0	$1,216	$949	$1,205
Small Cap Growth Fund	$2,835	$2,652	$2,878	$2,958	$2,974	$2,868	$2,736	$2,852
Amount Deferred	$82	$0	$644	$2,958	$0	$1,434	$1,210	$1,426
Strategic Income Fund	$6,187	$5,794	$6,298	$6,466	$6,510	$6,297	$5,930	$6,213
Amount Deferred	$203	$0	$1,267	$6,466	$0	$3,148	$2,166	$3,106
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	$971	$911	$979	$1,010	$1,023	$988	$921	$967
Amount Deferred	$40	$0	$150	$1,010	$0	$494	$173	$483
Intermediate Duration Municipal Bond Fund	$2,520	$2,363	$2,543	$2,623	$2,663	$2,576	$2,382	$2,509
Amount Deferred	$110	$0	$348	$2,623	$0	$1,288	$312	$1,254
MA Intermediate Municipal Bond Fund	$1,061	$995	$1,070	$1,104	$1,118	$1,080	$1,007	$1,057
Amount Deferred	$44	$0	$164	$1,104	$0	$540	$189	$528
NY Intermediate Municipal Bond Fund	$1,064	$997	$1,073	$1,107	$1,120	$1,082	$1,009	$1,059
Amount Deferred	$44	$0	$164	$1,107	$0	$541	$190	$529
Select Global Equity Fund	$1,537	$1,441	$1,550	$1,599	$1,618	$1,563	$1,458	$1,530
Amount Deferred	$63	$0	$239	$1,599	$0	$781	$281	$765
Seligman Global Technology Fund	$2,534	$2,376	$2,556	$2,637	$2,670	$2,579	$2,404	$2,524
Amount Deferred	$104	$0	$390	$2,637	$0	$1,289	$448	$1,262
Strategic CA Municipal Income Fund	$1,435	$1,346	$1,448	$1,493	$1,512	$1,460	$1,362	$1,430
Amount Deferred	$59	$0	$224	$1,493	$0	$730	$265	$715
Strategic NY Municipal Income Fund	$1,054	$988	$1,063	$1,097	$1,110	$1,072	$1,000	$1,049
Amount Deferred	$43	$0	$163	$1,097	$0	$536	$188	$525
For Funds with fiscal period ending December 31
Real Estate Equity Fund	$1,166	$1,106	$1,203	$1,233	$1,240	$1,203	$1,106	$1,173
Amount Deferred	$58	$0	$120	$1,233	$0	$601	$0	$587
(a)	As of January 1, 2022, Mr. Batejan has elected to defer receipt of a portion of his compensation pursuant to the Deferred Compensation Plan. As of June 30, 2023, the value of Mr. Batejan’s account under the Deferred Compensation Plan was $40,140.
Statement of Additional Information – August 1, 2023	225

(b)	As of June 30, 2023, the value of Ms. Carlton’s account under the Deferred Compensation Plan was $1,344,314.
(c)	As of June 30, 2023, the value of Ms. Carrig’s account under the Deferred Compensation Plan was $5,338,802.
(d)	As of June 30, 2023, the value of Ms. Darragh’s account under the Deferred Compensation Plan was $511,443.
(e)	As of June 30, 2023, the value of Ms. Flynn’s account under the Deferred Compensation Plan was $3,319,641.
(f)	As of June 30, 2023, the value of Mr. Gallagher’s account under the Deferred Compensation Plan was $1,155,916.

Fund	Aggregate Compensation from Fund Independent Trustees
	Hacker	Lukitsh	Moffett (a)	Paglia (b)	Santomero (c)	Shaw (d)	Trunow (e)	Yeager (f)
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$2,315	$2,156	$2,039	$2,315	N/A	$1,957	$2,115	$2,210
Amount Deferred	$0	$0	$1,894	$1,088	N/A	$978	$1,609	$1,105
Capital Allocation Conservative Portfolio	$1,199	$1,116	$1,056	$1,199	N/A	$1,013	$1,095	$1,144
Amount Deferred	$0	$0	$981	$563	N/A	$507	$833	$572
Capital Allocation Moderate Aggressive Portfolio	$2,868	$2,671	$2,526	$2,868	N/A	$2,424	$2,620	$2,738
Amount Deferred	$0	$0	$2,347	$1,348	N/A	$1,212	$1,993	$1,369
Capital Allocation Moderate Conservative Portfolio	$1,422	$1,324	$1,252	$1,422	N/A	$1,201	$1,299	$1,357
Amount Deferred	$0	$0	$1,163	$668	N/A	$601	$988	$678
Capital Allocation Moderate Portfolio	$2,301	$2,142	$2,025	$2,301	N/A	$1,945	$2,100	$2,196
Amount Deferred	$0	$0	$1,883	$1,083	N/A	$973	$1,599	$1,098
Income Builder Fund	$2,509	$2,335	$2,207	$2,509	N/A	$2,121	$2,289	$2,393
Amount Deferred	$0	$0	$2,054	$1,181	N/A	$1,061	$1,743	$1,196
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$2,613	$2,476	$2,342	$2,612	N/A	$2,121	$2,424	$2,553
Amount Deferred	$0	$0	$2,055	$1,162	N/A	$1,061	$1,810	$1,277
Global Value Fund	$1,823	$1,728	$1,638	$1,823	N/A	$1,469	$1,695	$1,783
Amount Deferred	$0	$0	$1,423	$803	N/A	$734	$1,262	$891
Large Cap Enhanced Core Fund	$1,338	$1,269	$1,203	$1,338	N/A	$1,080	$1,245	$1,309
Amount Deferred	$0	$0	$1,046	$590	N/A	$540	$927	$654
Large Cap Growth Opportunity Fund	$2,281	$2,164	$2,049	$2,281	N/A	$1,853	$2,120	$2,233
Amount Deferred	$0	$0	$1,795	$1,013	N/A	$926	$1,582	$1,116
Large Cap Index Fund	$4,116	$3,906	$3,700	$4,116	N/A	$3,338	$3,829	$4,028
Amount Deferred	$0	$0	$3,234	$1,823	N/A	$1,669	$2,856	$2,014
Mid Cap Index Fund	$3,652	$3,465	$3,286	$3,652	N/A	$2,949	$3,400	$3,576
Amount Deferred	$0	$0	$2,857	$1,609	N/A	$1,475	$2,532	$1,788
Overseas Core Fund	$1,908	$1,810	$1,715	$1,908	N/A	$1,539	$1,775	$1,867
Amount Deferred	$0	$0	$1,491	$841	N/A	$770	$1,322	$933
Overseas Value Fund	$3,469	$3,292	$3,124	$3,469	N/A	$2,771	$3,231	$3,398
Amount Deferred	$0	$0	$2,684	$1,512	N/A	$1,385	$2,397	$1,699
Select Large Cap Equity Fund	$2,230	$2,116	$2,006	$2,230	N/A	$1,799	$2,075	$2,183
Amount Deferred	$0	$0	$1,743	$982	N/A	$900	$1,545	$1,091
Select Mid Cap Value Fund	$3,588	$3,405	$3,232	$3,588	N/A	$2,882	$3,343	$3,514
Amount Deferred	$0	$0	$2,792	$1,572	N/A	$1,441	$2,484	$1,757
Small Cap Index Fund	$4,634	$4,396	$4,168	$4,634	N/A	$3,744	$4,312	$4,535
Amount Deferred	$0	$0	$3,628	$2,045	N/A	$1,872	$3,212	$2,268
Small Cap Value Fund II	$2,294	$2,173	$2,061	$2,294	N/A	$1,844	$2,132	$2,244
Amount Deferred	$0	$0	$1,787	$1,008	N/A	$922	$1,586	$1,122
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund	$980	$915	$871	$980	N/A	$672	$898	$944
Amount Deferred	$0	$0	$650	$378	N/A	$336	$639	$472
Adaptive Retirement 2025 Fund	$980	$915	$870	$979	N/A	$672	$898	$944
Amount Deferred	$0	$0	$650	$378	N/A	$336	$638	$472
Adaptive Retirement 2030 Fund	$981	$916	$871	$981	N/A	$673	$899	$945
Amount Deferred	$0	$0	$651	$378	N/A	$336	$639	$472
Adaptive Retirement 2035 Fund	$980	$915	$871	$980	N/A	$672	$898	$944
Statement of Additional Information – August 1, 2023	226

Fund	Aggregate Compensation from Fund Independent Trustees
	Hacker	Lukitsh	Moffett (a)	Paglia (b)	Santomero (c)	Shaw (d)	Trunow (e)	Yeager (f)
Amount Deferred	$0	$0	$650	$378	N/A	$336	$639	$472
Adaptive Retirement 2040 Fund	$980	$915	$871	$980	N/A	$672	$898	$944
Amount Deferred	$0	$0	$650	$378	N/A	$336	$639	$472
Adaptive Retirement 2045 Fund	$980	$915	$870	$980	N/A	$672	$898	$944
Amount Deferred	$0	$0	$650	$378	N/A	$336	$639	$472
Adaptive Retirement 2050 Fund	$980	$915	$871	$980	N/A	$672	$898	$944
Amount Deferred	$0	$0	$650	$378	N/A	$336	$639	$472
Adaptive Retirement 2055 Fund	$980	$915	$871	$980	N/A	$672	$898	$944
Amount Deferred	$0	$0	$650	$378	N/A	$336	$639	$472
Adaptive Retirement 2060 Fund	$980	$916	$871	$980	N/A	$672	$898	$944
Amount Deferred	$0	$0	$651	$378	N/A	$336	$639	$472
MM Growth Strategies Fund	$4,936	$4,616	$4,396	$4,936	N/A	$3,357	$4,532	$4,763
Amount Deferred	$0	$0	$3,250	$1,884	N/A	$1,679	$3,214	$2,381
Short Term Bond Fund	$2,108	$1,967	$1,870	$2,108	N/A	$1,458	$1,929	$2,028
Amount Deferred	$0	$0	$1,412	$820	N/A	$729	$1,377	$1,014
Select Large Cap Growth Fund	$2,299	$2,142	$2,033	$2,299	N/A	$1,600	$2,098	$2,206
Amount Deferred	$0	$0	$1,548	$902	N/A	$800	$1,500	$1,103
Solutions Aggressive Portfolio	$987	$922	$877	$987	N/A	$677	$904	$951
Amount Deferred	$0	$0	$655	$380	N/A	$338	$643	$475
Solutions Conservative Portfolio	$989	$924	$879	$989	N/A	$678	$907	$953
Amount Deferred	$0	$0	$657	$381	N/A	$339	$645	$477
For Funds with fiscal period ending April 30
Bond Fund	$2,033	$1,733	$1,682	$2,073	$1,142	$1,717	$1,647	$1,746
Amount Deferred	$0	$0	$1,682	$1,036	$0	$859	$1,031	$873
CA Intermediate Municipal Bond Fund	$1,402	$1,195	$1,159	$1,430	$790	$1,184	$1,135	$1,203
Amount Deferred	$0	$0	$1,159	$715	$0	$592	$710	$602
Corporate Income Fund	$2,429	$2,075	$2,013	$2,476	$1,338	$2,055	$1,972	$2,093
Amount Deferred	$0	$0	$2,013	$1,238	$0	$1,028	$1,242	$1,047
MM Directional Alternative Strategies Fund	$1,240	$1,057	$1,026	$1,264	$694	$1,048	$1,004	$1,065
Amount Deferred	$0	$0	$1,026	$632	$0	$524	$629	$533
Short Duration Municipal Bond Fund	$1,691	$1,441	$1,398	$1,724	$933	$1,428	$1,370	$1,453
Amount Deferred	$0	$0	$1,398	$862	$0	$714	$861	$727
Small Cap Value Fund I	$2,013	$1,715	$1,664	$2,053	$1,122	$1,700	$1,630	$1,729
Amount Deferred	$0	$0	$1,664	$1,027	$0	$850	$1,022	$865
Total Return Bond Fund	$3,887	$3,309	$3,203	$3,958	$2,032	$3,274	$3,147	$3,343
Amount Deferred	$0	$0	$3,203	$1,979	$0	$1,637	$2,003	$1,671
U.S. Treasury Index Fund	$2,329	$1,989	$1,931	$2,376	$1,311	$1,971	$1,889	$2,004
Amount Deferred	$0	$0	$1,931	$1,188	$0	$986	$1,183	$1,002
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	$4,959	$4,255	$4,073	$4,959	$2,380	$4,076	$3,994	$4,170
Amount Deferred	$0	$0	$4,073	$2,479	$0	$2,038	$2,568	$2,085
Commodity Strategy Fund	$1,389	$1,197	$1,147	$1,389	$676	$1,147	$1,124	$1,175
Amount Deferred	$0	$0	$1,147	$695	$0	$573	$721	$587
Dividend Income Fund	$34,726	$29,783	$28,446	$34,726	$16,265	$28,503	$27,937	$29,205
Amount Deferred	$0	$0	$28,446	$17,363	$0	$14,252	$18,050	$14,602
Dividend Opportunity Fund	$3,226	$2,772	$2,653	$3,226	$1,558	$2,655	$2,601	$2,715
Amount Deferred	$0	$0	$2,653	$1,613	$0	$1,328	$1,671	$1,358
Flexible Capital Income Fund	$2,260	$1,938	$1,853	$2,260	$1,070	$1,856	$1,818	$1,900
Amount Deferred	$0	$0	$1,853	$1,130	$0	$928	$1,172	$950
High Yield Bond Fund	$2,592	$2,228	$2,137	$2,592	$1,276	$2,137	$2,093	$2,183
Amount Deferred	$0	$0	$2,137	$1,296	$0	$1,068	$1,339	$1,091
Statement of Additional Information – August 1, 2023	227

Fund	Aggregate Compensation from Fund Independent Trustees
	Hacker	Lukitsh	Moffett (a)	Paglia (b)	Santomero (c)	Shaw (d)	Trunow (e)	Yeager (f)
High Yield Municipal Fund	$1,689	$1,451	$1,391	$1,689	$826	$1,391	$1,363	$1,422
Amount Deferred	$0	$0	$1,391	$845	$0	$696	$873	$711
Large Cap Value Fund	$3,486	$2,997	$2,869	$3,486	$1,686	$2,871	$2,813	$2,936
Amount Deferred	$0	$0	$2,869	$1,743	$0	$1,436	$1,806	$1,468
MM Value Strategies Fund	$5,713	$4,913	$4,699	$5,713	$2,736	$4,707	$4,611	$4,814
Amount Deferred	$0	$0	$4,699	$2,856	$0	$2,353	$2,967	$2,407
Mortgage Opportunities Fund	$4,844	$4,153	$3,969	$4,844	$2,284	$3,975	$3,896	$4,072
Amount Deferred	$0	$0	$3,969	$2,422	$0	$1,988	$2,513	$2,036
Multi Strategy Alternatives Fund	$1,759	$1,511	$1,447	$1,759	$851	$1,448	$1,418	$1,481
Amount Deferred	$0	$0	$1,447	$879	$0	$724	$911	$740
Quality Income Fund	$2,973	$2,558	$2,456	$2,973	$1,477	$2,455	$2,404	$2,506
Amount Deferred	$0	$0	$2,456	$1,487	$0	$1,227	$1,535	$1,253
Select Large Cap Value Fund	$2,787	$2,388	$2,277	$2,787	$1,280	$2,283	$2,238	$2,342
Amount Deferred	$0	$0	$2,277	$1,394	$0	$1,142	$1,451	$1,171
Select Small Cap Value Fund	$1,517	$1,304	$1,250	$1,517	$742	$1,250	$1,224	$1,277
Amount Deferred	$0	$0	$1,250	$759	$0	$625	$784	$639
Seligman Technology and Information Fund	$10,750	$9,201	$8,812	$10,750	$5,150	$8,819	$8,640	$9,020
Amount Deferred	$0	$0	$8,812	$5,375	$0	$4,410	$5,555	$4,510
For Funds with fiscal period ending July 31
Disciplined Core Fund	$5,414	$4,719	$4,472	$5,414	$1,865	$4,501	$4,453	$4,674
Amount Deferred	$0	$0	$4,472	$2,707	$0	$2,250	$3,045	$2,337
Disciplined Growth Fund	$1,251	$1,091	$1,035	$1,251	$445	$1,040	$1,029	$1,080
Amount Deferred	$0	$0	$1,035	$626	$0	$520	$701	$540
Disciplined Value Fund	$1,190	$1,038	$984	$1,190	$414	$990	$980	$1,028
Amount Deferred	$0	$0	$984	$595	$0	$495	$669	$514
Floating Rate Fund	$1,808	$1,579	$1,493	$1,808	$585	$1,505	$1,490	$1,565
Amount Deferred	$0	$0	$1,493	$904	$0	$752	$1,028	$783
Global Opportunities Fund	$1,472	$1,284	$1,218	$1,472	$519	$1,225	$1,212	$1,271
Amount Deferred	$0	$0	$1,218	$736	$0	$612	$826	$636
Government Money Market Fund	$1,501	$1,310	$1,240	$1,501	$508	$1,249	$1,236	$1,297
Amount Deferred	$0	$0	$1,240	$751	$0	$624	$847	$649
Income Opportunities Fund	$1,821	$1,587	$1,506	$1,821	$638	$1,514	$1,498	$1,572
Amount Deferred	$0	$0	$1,506	$910	$0	$757	$1,022	$786
Large Cap Growth Fund	$5,870	$5,106	$4,846	$5,869	$2,105	$4,872	$4,818	$5,054
Amount Deferred	$0	$0	$4,846	$2,935	$0	$2,436	$3,274	$2,527
Limited Duration Credit Fund	$1,961	$1,711	$1,623	$1,961	$693	$1,633	$1,615	$1,695
Amount Deferred	$0	$0	$1,623	$980	$0	$816	$1,101	$847
MN Tax-Exempt Fund	$1,727	$1,505	$1,427	$1,727	$600	$1,436	$1,421	$1,491
Amount Deferred	$0	$0	$1,427	$864	$0	$718	$970	$746
OR Intermediate Municipal Bond Fund	$1,329	$1,158	$1,098	$1,329	$461	$1,105	$1,093	$1,147
Amount Deferred	$0	$0	$1,098	$664	$0	$552	$747	$574
Strategic Municipal Income Fund	$3,551	$3,092	$2,934	$3,551	$1,244	$2,952	$2,920	$3,066
Amount Deferred	$0	$0	$2,934	$1,775	$0	$1,476	$1,992	$1,533
Tax-Exempt Fund	$3,840	$3,347	$3,176	$3,840	$1,347	$3,193	$3,161	$3,316
Amount Deferred	$0	$0	$3,176	$1,920	$0	$1,597	$2,155	$1,658
U.S. Social Bond Fund	$1,067	$930	$882	$1,067	$371	$887	$878	$921
Amount Deferred	$0	$0	$882	$534	$0	$444	$599	$461
Ultra Short Term Bond Fund	$4,490	$3,914	$3,715	$4,490	$1,587	$3,737	$3,696	$3,878
Amount Deferred	$0	$0	$3,715	$2,245	$0	$1,869	$2,518	$1,939
For Funds with fiscal period ending August 31
Balanced Fund	$9,320	$8,073	$7,603	$9,320	$2,647	$7,784	$7,689	$8,067
Statement of Additional Information – August 1, 2023	228

Fund	Aggregate Compensation from Fund Independent Trustees
	Hacker	Lukitsh	Moffett (a)	Paglia (b)	Santomero (c)	Shaw (d)	Trunow (e)	Yeager (f)
Amount Deferred	$0	$0	$7,603	$4,660	$0	$3,892	$5,388	$4,034
Contrarian Core Fund	$12,504	$10,836	$10,207	$12,504	$3,605	$10,448	$10,316	$10,823
Amount Deferred	$0	$0	$10,207	$6,252	$0	$5,224	$7,217	$5,412
Emerging Markets Bond Fund	$1,325	$1,149	$1,083	$1,325	$382	$1,108	$1,094	$1,148
Amount Deferred	$0	$0	$1,083	$663	$0	$554	$766	$574
Emerging Markets Fund	$2,914	$2,529	$2,388	$2,914	$882	$2,443	$2,408	$2,526
Amount Deferred	$0	$0	$2,388	$1,457	$0	$1,221	$1,675	$1,263
Global Technology Growth Fund	$3,640	$3,152	$2,975	$3,640	$1,106	$3,043	$3,000	$3,147
Amount Deferred	$0	$0	$2,975	$1,820	$0	$1,522	$2,085	$1,574
Greater China Fund	$1,156	$1,002	$945	$1,156	$344	$967	$954	$1,000
Amount Deferred	$0	$0	$945	$578	$0	$483	$665	$500
International Dividend Income Fund	$1,469	$1,274	$1,199	$1,469	$418	$1,228	$1,213	$1,273
Amount Deferred	$0	$0	$1,199	$735	$0	$614	$850	$636
MM Alternative Strategies Fund	$1,502	$1,301	$1,225	$1,502	$425	$1,255	$1,239	$1,300
Amount Deferred	$0	$0	$1,225	$751	$0	$627	$869	$650
MM International Equity Strategies Fund	$3,429	$2,966	$2,790	$3,429	$930	$2,858	$2,824	$2,967
Amount Deferred	$0	$0	$2,790	$1,714	$0	$1,429	$1,989	$1,483
MM Small Cap Equity Strategies Fund	$2,343	$2,028	$1,909	$2,343	$671	$1,955	$1,931	$2,025
Amount Deferred	$0	$0	$1,909	$1,172	$0	$977	$1,352	$1,013
MM Total Return Bond Strategies Fund	$11,033	$9,544	$8,987	$11,033	$3,077	$9,204	$9,099	$9,542
Amount Deferred	$0	$0	$8,987	$5,516	$0	$4,602	$6,389	$4,771
Multisector Bond SMA Completion Portfolio	$1,024	$888	$836	$1,024	$296	$856	$845	$887
Amount Deferred	$0	$0	$836	$512	$0	$428	$591	$443
Overseas SMA Completion Portfolio	$1,009	$874	$824	$1,009	$293	$843	$833	$874
Amount Deferred	$0	$0	$824	$504	$0	$422	$582	$437
Select Mid Cap Growth Fund	$2,795	$2,423	$2,289	$2,795	$881	$2,341	$2,305	$2,417
Amount Deferred	$0	$0	$2,289	$1,397	$0	$1,170	$1,595	$1,209
Small Cap Growth Fund	$3,292	$2,863	$2,713	$3,292	$1,123	$2,771	$2,723	$2,853
Amount Deferred	$0	$0	$2,713	$1,646	$0	$1,385	$1,865	$1,426
Strategic Income Fund	$7,221	$6,257	$5,888	$7,221	$2,011	$6,030	$5,959	$6,255
Amount Deferred	$0	$0	$5,888	$3,611	$0	$3,015	$4,185	$3,127
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	$1,086	$973	$909	$1,086	$164	$941	$938	$988
Amount Deferred	$0	$0	$909	$543	$0	$470	$694	$494
Intermediate Duration Municipal Bond Fund	$2,834	$2,526	$2,353	$2,834	$296	$2,437	$2,438	$2,576
Amount Deferred	$0	$0	$2,353	$1,417	$0	$1,218	$1,834	$1,288
MA Intermediate Municipal Bond Fund	$1,187	$1,063	$993	$1,187	$179	$1,028	$1,025	$1,080
Amount Deferred	$0	$0	$993	$593	$0	$514	$758	$540
NY Intermediate Municipal Bond Fund	$1,190	$1,066	$995	$1,190	$180	$1,031	$1,028	$1,082
Amount Deferred	$0	$0	$995	$595	$0	$515	$760	$541
Select Global Equity Fund	$1,720	$1,540	$1,438	$1,720	$267	$1,489	$1,484	$1,563
Amount Deferred	$0	$0	$1,438	$860	$0	$745	$1,097	$782
Seligman Global Technology Fund	$2,838	$2,541	$2,372	$2,838	$425	$2,456	$2,448	$2,579
Amount Deferred	$0	$0	$2,372	$1,419	$0	$1,228	$1,812	$1,290
Strategic CA Municipal Income Fund	$1,608	$1,439	$1,343	$1,608	$251	$1,391	$1,387	$1,460
Amount Deferred	$0	$0	$1,343	$804	$0	$696	$1,024	$730
Strategic NY Municipal Income Fund	$1,179	$1,056	$986	$1,179	$178	$1,021	$1,018	$1,072
Amount Deferred	$0	$0	$986	$589	$0	$510	$753	$536
For Funds with fiscal period ending December 31
Real Estate Equity Fund	$1,301	$1,166	$1,099	$1,301	N/A	$1,136	$1,143	$1,203
Amount Deferred	$0	$0	$1,099	$650	N/A	$568	$892	$601
Statement of Additional Information – August 1, 2023	229

(a)	As of June 30, 2023, the value of Mr. Moffett’s account under the Deferred Compensation Plan was $4,131,083.
(b)	As of June 30, 2023, the value of Ms. Paglia’s account under the Deferred Compensation Plan was $5,494,958.
(c)	As of June 30, 2023, the value of Mr. Santomero’s account under the Deferred Compensation Plan was $140,843. Mr. Santomero served as Trustee until December 31, 2021, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
(d)	As of June 30, 2023, the value of Ms. Shaw’s account under the Deferred Compensation Plan was $4,427,600. Ms. Shaw served as Trustee until December 31, 2022, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
(e)	As of June 30, 2023, the value of Ms. Trunow’s account under the Deferred Compensation Plan was $1,406,228.
(f)	As of June 30, 2023, the value of Ms. Yeager’s account under the Deferred Compensation Plan was $1,180,863.
Statement of Additional Information – August 1, 2023	230

BROKERAGE ALLOCATION AND RELATED PRACTICES
General Brokerage Policy, Brokerage Transactions and Broker Selection
Subject to policies established by the Board, as well as the terms of the Management Agreement and Subadvisory Agreement, as applicable, the Investment Manager and/or any investment subadviser is/are responsible for decisions to buy and sell securities and other instruments and assets for a Fund, for the selection of broker-dealers, for the execution of a Fund’s transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager effects transactions for the Fund consistent with its duty to seek best execution of client (including Fund) orders under the circumstances of the particular transaction. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge negotiated commissions for their services. Orders may be directed to any broker-dealer to the extent and in the manner permitted by applicable law and by the policies and procedures of the Investment Manager or any investment subadvisers executing such transactions.
In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.
The Investment Manager effects security transactions for the Funds consistent with its duty to seek best execution of client (including the Funds) orders under the circumstances of the particular transaction, which may result in a Fund paying a brokerage commission in excess of what another broker-dealer might have charged for effecting the same transaction. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security or other instrument or asset, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Reports on brokerage commissions are provided at least annually to the Board. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and other instruments and assets and information concerning prices of same; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other funds. Such information may be communicated electronically, orally or in written form.
Broker-dealers may, from time to time, arrange meetings with management of issuers and provide access to consultants who supply research information. The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of issuers and other matters than those that the Investment Manager’s staff follow. In addition, this research provides the Investment Manager with a different perspective on investment matters, even if the securities research obtained relates to issuers followed by the Investment Manager.
Investment managers subject to MiFID II, which may include certain investment subadvisers to the Funds, may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). MiFID II limits the use of soft dollars by investment subadvisers located in the EU and in certain circumstances may result in the Investment Manager or investment subadvisers reducing the use of soft dollars with respect to certain groups of clients, which may or may not include the Funds.
Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. Broker-dealer research typically supplements rather than replaces the Investment Manager’s own research, tending to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Fund or Funds whose trading through a broker-dealer generated the research services. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion
Statement of Additional Information – August 1, 2023	231

that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Funds by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Funds are not reduced because the Investment Manager receives such services.
Unless prohibited by applicable law, Section 28(e) of the 1934 Act, provides a “safe harbor” for the Investment Manager to obtain research used in investment decision-making and brokerage services with client commissions. As a result, broker-dealers typically provide services including research and execution of transactions. The research provided can be either broker-dealer proprietary research (created and provided by a broker-dealer, including tangible research products as well as access to analysts and traders) or third party research (created by a third party but provided by a broker-dealer). The Investment Manager uses broker-dealers who provide both types of research products and services, as well as brokerage products and services, in exchange for commissions generated by transactions in the client accounts (including the Funds), also known as “soft dollars” or client commission arrangements.
Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the brokerage and research services offered. Generally, the Investment Manager may execute trades through a broker-dealer, which subsequently makes payment to a research-producing broker-dealer at the Investment Manager’s direction, retaining a predetermined portion of the commissions for execution. The Investment Manager determines the amount of the payments through a broker research evaluation process. This compensation method, sometimes referred to as a “commission sharing arrangement” allows the Investment Manager to more selectively obtain research from one broker-dealer while seeking the execution services of another, preferred execution broker-dealer. Such commission sharing arrangements do not obligate the Investment Manager to generate a specified level of commissions with the executing broker-dealers. The Board reviews the Investment Manager’s soft dollar practices at least annually.
The Investment Manager does not consider sales of shares of the Funds as a factor in the selection of broker-dealers through which to execute securities transactions on behalf of the Funds. On a periodic basis, the Investment Manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, and evaluates execution, operational efficiency, and research services. Certain limited reviews are also conducted by an independent third-party evaluator.
Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.
The Investment Manager or a subadviser, if applicable, may use step-out transactions. A “step-out” is an arrangement in which the Investment Manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The Investment Manager or subadviser may receive research products and services in connection with step-out transactions.
Use of Fund commissions to obtain research products and services may create potential conflicts of interest between the Investment Manager or subadviser and a Fund because it allows the Investment Manager to use the research in managing its client accounts without paying cash (“hard dollars”) out of its own assets without a commensurate reduction in its advisory fees. However, the Investment Manager and each subadviser has policies and procedures designed to mitigate these conflicts and ensure that the use of Fund commissions falls within the “safe harbor” of Section 28(e) of the 1934 Act.
Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The Investment Manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that Fund commissions pay only for the investment decision-making portion of a mixed-use item.
Statement of Additional Information – August 1, 2023	232

Some broker-dealers with whom the Investment Manager’s Fixed Income Department executes trades provide the Fixed Income Department with proprietary research products and services, though the Fixed Income Department does not put in place any client commission arrangements with such broker-dealers. It is the Investment Manager’s policy not to execute a fixed income trade with a broker-dealer at a lower bid/higher offer than that provided by another broker-dealer in consideration of the value of research products and services received by the Fixed Income Department.
In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.
The Investment Manager operates several trading desks in different geographic locations that support different portfolio management teams managing a variety of accounts and products, including the Investment Manager’s portfolio management teams supporting the Funds. The equity and fixed income trading desks are functionally and operationally integrated to operate as one virtual desk. While the trading desks operate in several locations, the desks operate under the same oversight and reporting lines and are generally conducted under similar policies and procedures. In addition, certain fixed income portfolio managers currently have the authority to execute trades themselves in limited circumstances.
As the Investment Manager seeks to enhance its investment capabilities and services to its clients, including the Funds, the Investment Manager may engage certain of its investment advisory affiliates (Participating Affiliates) around the world to provide a variety of services. For example, the Investment Manager may engage Participating Affiliates and their personnel to provide (jointly or in coordination with the Investment Manager) services relating to client relations, investment monitoring, account administration, trading and discretionary investment management (including portfolio management and risk management) to certain accounts the Investment Manager manages, including the Funds, other pooled vehicles and separately managed accounts. In some circumstances, a Participating Affiliate may delegate responsibility for providing those services to another Participating Affiliate. In addition, the Investment Manager may provide certain similar services to its Participating Affiliates for accounts they manage.
The Investment Manager believes that harnessing the collective expertise of the firm and its Participating Affiliates will benefit its clients. In this regard, the Investment Manager has certain portfolio management and client servicing teams at both the firm and at Participating Affiliates (through subadvisory or other intercompany arrangements) operating jointly to provide a better client experience. These joint teams use expanded and shared capabilities, including the sharing of research and other information by investment personnel (e.g., portfolio managers and analysts) relating to economic perspectives, market analysis and equity and fixed income securities analysis.
Participating Affiliates may provide certain advisory and trading-related services to certain of the Investment Manager’s accounts, including the Funds. The Investment Manager may also provide similar services to certain accounts of Participating Affiliates. The Investment Manager believes that local trading in certain local markets will benefit its clients, including the Funds. However, such services may result in potential conflicts of interest to such accounts.
The Investment Manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The Investment Manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the Investment Manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a Fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the Investment Manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the Investment Manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.
The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.
Statement of Additional Information – August 1, 2023	233

The Funds will not execute portfolio transactions through, or buy or sell portfolio securities from or to the Investment Manager and its affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that the transaction is effected in accordance with the Funds’ Rule 17e-1 procedures, which require: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.
Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Funds have adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of securities that may be subject to Rule 10f-3.
Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those other investment companies and accounts advised or managed by the Investment Manager. To the extent permitted by law, when a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other investment portfolios, investment companies or accounts in executing transactions, and such transactions will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.
See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.
Brokerage Commissions
The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years. In certain instances, the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.
Aggregate Brokerage Commissions Paid by the Funds
The following chart reflects the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal years. The table is organized by fiscal year end.
Total Brokerage Commissions
	Total Brokerage Commissions
Fund	2023	2022	2021
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$37,907	$23,866	$62,262
Capital Allocation Conservative Portfolio	1,132	5,336	18,717
Capital Allocation Moderate Aggressive Portfolio	45,351	29,144	194,900
Capital Allocation Moderate Conservative Portfolio	3,294	15,751	38,413
Capital Allocation Moderate Portfolio	22,970	17,137	129,590
Income Builder Fund	17,401	58,027	0
Statement of Additional Information – August 1, 2023	234

	Total Brokerage Commissions
Fund	2023	2022	2021
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$93,878	$34,331	$59,652
Global Value Fund	302,848	346,742	728,357
Large Cap Enhanced Core Fund	161,647	176,263	254,715
Large Cap Growth Opportunity Fund	398,325	632,962	356,422
Large Cap Index Fund	121,615	64,591	94,380
Mid Cap Index Fund	82,718	163,782	193,481
Overseas Core Fund	932,500	953,263	589,928
Overseas Value Fund	1,869,120	2,037,201	1,437,960
Select Large Cap Equity Fund	273,999	309,490	396,167
Select Mid Cap Value Fund	449,028	618,250	1,381,175
Small Cap Index Fund	224,591	164,596	415,881
Small Cap Value Fund II	1,474,713	1,046,623	1,403,634
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund	24	138	403
Adaptive Retirement 2025 Fund	17	88	179
Adaptive Retirement 2030 Fund	38	201	75
Adaptive Retirement 2035 Fund	37	130	52
Adaptive Retirement 2040 Fund	25	135	50
Adaptive Retirement 2045 Fund	22	129	38
Adaptive Retirement 2050 Fund	27	142	51
Adaptive Retirement 2055 Fund	27	147	37
Adaptive Retirement 2060 Fund	33	149	39
MM Growth Strategies Fund	897,477	661,924	430,008
Select Large Cap Growth Fund	242,833	372,676	270,209
Short Term Bond Fund	44,288	42,360	22,551
Solutions Aggressive Portfolio	1,419	3,086	2,295
Solutions Conservative Portfolio	894	1,640	1,225
Fund	2022	2021	2020
For Funds with fiscal period ending April 30
Bond Fund	93,702	33,214	21,784
CA Intermediate Municipal Bond Fund	0	0	0
Corporate Income Fund	82,899	54,548	74,328
MM Directional Alternative Strategies Fund	593,459	454,304	423,285
Short Duration Municipal Bond Fund	5,378	1,377	0
Small Cap Value Fund I	1,498,530	833,963	1,031,945
Total Return Bond Fund	304,703	88,241	206,857
U.S. Treasury Index Fund	0	0	0
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	993,430	652,326	978,175
Commodity Strategy Fund	350,792	378,693	630,687
Dividend Income Fund	2,860,537	3,148,410	3,435,678
Dividend Opportunity Fund	531,661	983,559	1,012,666
Statement of Additional Information – August 1, 2023	235

	Total Brokerage Commissions
Fund	2022	2021	2020
Flexible Capital Income Fund	$228,731	$198,842	$294,806
High Yield Bond Fund	12,032	17,388	0
High Yield Municipal Fund	19,821	7,666	22,075
Large Cap Value Fund	342,806	493,218	360,772
MM Value Strategies Fund	444,953	493,606	467,118
Mortgage Opportunities Fund	2,092,123	305,106	2,022,350
Multi Strategy Alternatives Fund	814,943	788,358	577,333
Quality Income Fund	203,593	96,911	286,615
Select Large Cap Value Fund	517,742	513,470	288,668
Select Small Cap Value Fund	68,755	197,169	238,106
Seligman Technology and Information Fund	1,287,735	3,093,639	3,425,563
For Funds with fiscal period ending July 31
Disciplined Core Fund	735,706	1,721,685	2,027,287
Disciplined Growth Fund	71,620	159,582	208,454
Disciplined Value Fund	62,289	259,505	491,007
Floating Rate Fund	2,000	5,502	722
Global Opportunities Fund	218,942	287,193	280,584
Government Money Market Fund	0	0	0
Income Opportunities Fund	0	10,680	0
Large Cap Growth Fund	762,728	952,462	830,737
Limited Duration Credit Fund	40,040	48,859	41,770
MN Tax-Exempt Fund	21,525	10,830	636
OR Intermediate Municipal Bond Fund	0	0	0
Strategic Municipal Income Fund	142,591	148,140	82,396
Tax-Exempt Fund	79,272	44,775	15,530
U.S. Social Bond Fund	1,053	0	451
Ultra Short Term Bond Fund	34,112	18,209	5,903
For Funds with fiscal period ending August 31
Balanced Fund	1,855,467	1,608,476	1,714,703
Contrarian Core Fund	3,640,258	3,116,106	3,630,303
Emerging Markets Bond Fund	485	1,507	1,897
Emerging Markets Fund	1,893,295	1,095,600	894,596
Global Technology Growth Fund	247,291	440,234	253,132
Greater China Fund	161,247	126,127	57,030
International Dividend Income Fund	222,990	171,501	323,907
MM Alternative Strategies Fund	432,169	517,898	534,594
MM International Equity Strategies Fund	1,264,872	1,159,511	1,193,180
MM Small Cap Equity Strategies Fund	972,574	1,149,005	2,282,379
MM Total Return Bond Strategies Fund	335,727	307,030	380,866
Multisector Bond SMA Completion Portfolio	1,795	188	205 (a)
Overseas SMA Completion Portfolio	6,057	4,286	1,982 (b)
Select Mid Cap Growth Fund	644,507	754,019	607,000
Small Cap Growth Fund	1,737,514	1,477,787	923,948
Statement of Additional Information – August 1, 2023	236

	Total Brokerage Commissions
Fund	2022	2021	2020
Strategic Income Fund	$823,108	$415,459	$358,470
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	0	0	0
Intermediate Duration Municipal Bond Fund	0	0	0
MA Intermediate Municipal Bond Fund	0	0	0
NY Intermediate Municipal Bond Fund	0	0	0
Select Global Equity Fund	259,277	141,310	218,082
Seligman Global Technology Fund	455,186	487,491	690,858
Strategic CA Municipal Income Fund	25,632	22,312	3,082
Strategic NY Municipal Income Fund	6,569	5,785	1,002
For Funds with fiscal period ending December 31
Real Estate Equity Fund	85,080	21,626	79,301
(a)	For the period from October 29, 2019 (commencement of operations) to August 31, 2020.
(b)	For the period from September 12, 2019 (commencement of operations) to August 31, 2020.
For Bond Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of increased market volatility, as well as shareholder purchase and redemption activity in the Fund.
For Capital Allocation Portfolios, differences in the amount of decreasing brokerage commissions paid by the Funds in 2023 and 2022 relative to 2021 were primarily the result of trading activity returning to normal levels after trading activity had been elevated over the past three fiscal years due to changes made to the underlying strategies utilized in the Funds which took place during those periods.
For Convertible Securities Fund, differences in the amount of brokerage commissions paid by the Fund in 2023 relative to 2022 were primarily the result of increased shareholder purchase activity in the Fund.
For Disciplined Core Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of lower relative turnover combined with broadly negative markets reducing Fund AUM levels, as well as portfolio management’s effort to reduce realized gains.
For Disciplined Growth Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of lower relative turnover combined with broadly negative markets reducing Fund AUM levels, as well as portfolio management’s effort to reduce realized gains.
For Disciplined Value Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of lower relative turnover combined with broadly negative markets reducing Fund AUM levels, as well as portfolio management’s effort to reduce realized gains.
For Emerging Markets Bond Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of reduced portfolio turnover.
For Emerging Markets Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of increased market volatility, as well as shareholder purchase and redemption activity in the Fund.
For Global Value Fund, differences in the amount of brokerage commissions paid by the Fund in 2023 relative to 2021 were primarily the result of an increase in portfolio turnover in 2021 due to prior fund mergers.
For Greater China Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of increased market volatility, as well as shareholder purchase and redemption activity in the Fund.
For High Yield Bond Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of increased market volatility, as well as shareholder purchase and redemption activity in the Fund.
For High Yield Municipal Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of a change in the use of Treasury futures which are used to manage volatility.
For Income Builder Fund, differences in the amount of brokerage commissions paid by the Fund in 2023 relative to each of 2022 and 2021 were the result of trading in shares of exchange-traded funds.
Statement of Additional Information – August 1, 2023	237

For Income Opportunities Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2021 were primarily the result of market volatility, as well as shareholder purchase and redemption activity in the Fund.
For Mid Cap Index Fund, differences in the amount of brokerage commissions paid by the Fund in 2023 relative to 2021 were primarily the result of decreased market volatility, as well as shareholder purchase and redemption activity in the Fund.
For MM Growth Strategies Fund, differences in the amount of brokerage commissions paid by the Fund in 2023 relative to 2021 were primarily the result of removing the Columbia sleeve and hiring JPMIM in October 2022, as well as quarterly rebalancing among the sleeves during the 2023 fiscal year due to volatility and high performance.
For MM Small Cap Equity Strategies Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of increased flows in and out of the Fund in 2020 relative to 2022 which caused elevated trading.
For MN Tax-Exempt Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of increased use of Treasury futures to manage volatility.
For Mortgage Opportunities Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2021 were primarily the result of market volatility, as well as shareholder purchase and redemption activity in the Fund.
For Multisector Bond SMA Completion Portfolio, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of increased market volatility as well as shareholder redemption activity in the Fund.
For Overseas SMA Completion Portfolio, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily due to a combination of changing turnover and changing fund net assets, which in turn was due to market volatility and client investments and redemptions.
For Quality Income Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2021 were primarily the result of market volatility, as well as shareholder purchase and redemption activity in the Fund.
For Real Estate Equity Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2021 were primarily the result of increased market volatility, as well as shareholder purchase and redemption activity in the Fund.
For Select Mid Cap Value Fund, differences in the amount of brokerage commissions paid by the Fund in 2023 relative to 2021 were primarily the result of decreased portfolio activity and shareholder purchase and redemption activity in the Fund.
For Select Small Cap Value Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of purchase and redemption activity and lower portfolio turnover.
For Seligman Technology and Information Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of increased market volatility, as well as shareholder purchase and redemption activity in the Fund.
For Short Duration Municipal Bond Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of increased use of Treasury futures.
For Short Term Bond Fund, differences in the amount of brokerage commissions paid by the Fund in 2023 relative to 2021 were due to purchase and redemption activity and adjusting sector allocation due to market opportunities and volatility.
For Solutions Aggressive Portfolio, differences in the amount of brokerage commissions paid by the fund in 2023 relative to 2022 were primarily the result of increased market volatility in 2022 along with more frequent moves between the Fund’s proprietary market states.
For Strategic CA Municipal Income Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of increased use of Treasury futures to manage volatility.
For Strategic Income Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.
For Strategic NY Municipal Income Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of increased use of Treasury futures to manage volatility.
For Tax-Exempt Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of increased use of Treasury futures to manage volatility.
For Total Return Bond Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2021 were primarily the result of increased market volatility, as well as shareholder purchase and redemption activity in the Fund.
Statement of Additional Information – August 1, 2023	238

For Ultra Short Term Bond Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of increased market volatility, as well as shareholder purchase and redemption activity in the Fund.
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager
Affiliates of the Investment Manager may engage in brokerage and other securities transactions on behalf of a Fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any Fund subadviser. The Investment Manager will use an affiliate only if (i) the Investment Manager determines that the Fund will receive prices and executions at least as favorable, under the circumstances, as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Management Agreement, as applicable.
No brokerage commissions were paid by the Funds in the last three fiscal periods to brokers affiliated with the Funds’ Investment Manager or any subadvisers.
Directed Brokerage
The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.
Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. The Investment Manager also receives proprietary research from brokers, but these amounts have not been included in the table.
During each Fund’s last fiscal year (or period), the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:
Brokerage Directed for Research
	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$0 (a)	$0 (a)
Capital Allocation Conservative Portfolio	0 (a)	0 (a)
Capital Allocation Moderate Aggressive Portfolio	0 (a)	0 (a)
Capital Allocation Moderate Conservative Portfolio	0 (a)	0 (a)
Capital Allocation Moderate Portfolio	0 (a)	0 (a)
Income Builder Fund	0 (a)	0 (a)
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	96,190,793	27,293
Global Value Fund	236,739,461	52,865
Large Cap Enhanced Core Fund	356,710,540	64,578
Large Cap Growth Opportunity Fund	241,748,756	28,424
Large Cap Index Fund	0	0
Mid Cap Index Fund	0	0
Overseas Core Fund	422,234,076	233,375
Overseas Value Fund	607,005,974	413,501
Select Large Cap Equity Fund	742,604,881	80,002
Select Mid Cap Value Fund	562,569,980	109,731
Small Cap Index Fund	0	0
Small Cap Value Fund II	974,500,790	446,351
Statement of Additional Information – August 1, 2023	239

	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund	$0	$0
Adaptive Retirement 2025 Fund	0	0
Adaptive Retirement 2030 Fund	0	0
Adaptive Retirement 2035 Fund	0	0
Adaptive Retirement 2040 Fund	0	0
Adaptive Retirement 2045 Fund	0	0
Adaptive Retirement 2050 Fund	0	0
Adaptive Retirement 2055 Fund	0	0
Adaptive Retirement 2060 Fund	0	0
MM Growth Strategies Fund	3,175,396,752	180,324
Select Large Cap Growth Fund	642,986,434	89,661
Short Term Bond Fund	0	0
Solutions Aggressive Portfolio	0	0
Solutions Conservative Portfolio	0	0
For Funds with fiscal period ending April 30
Bond Fund	0	0
CA Intermediate Municipal Bond Fund	0	0
Corporate Income Fund	0	0
MM Directional Alternative Strategies Fund	769,870,969	169,119
Short Duration Municipal Bond Fund	0	0
Small Cap Value Fund I	582,902,980	784,479
Total Return Bond Fund	0	0
U.S. Treasury Index Fund	0	0
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	161,761,391	42,866
Commodity Strategy Fund	0	0
Dividend Income Fund	8,875,331,055	1,068,857
Dividend Opportunity Fund	776,449,499	130,941
Flexible Capital Income Fund	258,790,425	58,268
High Yield Bond Fund	0	0
High Yield Municipal Fund	0	0
Large Cap Value Fund	781,459,105	119,419
MM Value Strategies Fund	851,886,039	134,319
Mortgage Opportunities Fund	0	0
Multi Strategy Alternatives Fund	0	0
Quality Income Fund	0	0
Select Large Cap Value Fund	483,594,593	171,485
Select Small Cap Value Fund	58,817,733	27,415
Seligman Technology and Information Fund	1,411,207,360	305,151
For Funds with fiscal period ending July 31
Disciplined Core Fund	590,204,458	76,890
Statement of Additional Information – August 1, 2023	240

	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
Disciplined Growth Fund	$251,831,660	$31,989
Disciplined Value Fund	170,656,627	29,014
Floating Rate Fund	0	0
Global Opportunities Fund	115,569,849	30,740
Government Money Market Fund	0	0
Income Opportunities Fund	0	0
Large Cap Growth Fund	2,105,204,434	234,175
Limited Duration Credit Fund	0	0
MN Tax-Exempt Fund	0	0
OR Intermediate Municipal Bond Fund	0	0
Strategic Municipal Income Fund	0	0
Tax-Exempt Fund	0	0
U.S. Social Bond Fund	0	0
Ultra Short Term Bond Fund	0	0
For Funds with fiscal period ending August 31
Balanced Fund	4,661,480,770	738,453
Contrarian Core Fund	10,224,114,035	1,631,077
Emerging Markets Bond Fund	0	0
Emerging Markets Fund	267,706,245	346,279
Global Technology Growth Fund	226,939,157	69,710
Greater China Fund	56,889,567	63,519
International Dividend Income Fund	23,015,880	24,908
MM Alternative Strategies Fund	399,131,491	167,690
MM International Equity Strategies Fund	51,916,169	51,916
MM Small Cap Equity Strategies Fund	852,595,321	459,262
MM Total Return Bond Strategies Fund	0	0
Multisector Bond SMA Completion Portfolio	0	0
Overseas SMA Completion Portfolio	1,821,042	1,857
Select Mid Cap Growth Fund	2,106,175,101	252,791
Small Cap Growth Fund	2,353,691,528	737,689
Strategic Income Fund	0	0
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	0	0
Intermediate Duration Municipal Bond Fund	0	0
MA Intermediate Municipal Bond Fund	0	0
NY Intermediate Municipal Bond Fund	0	0
Select Global Equity Fund	1,359,247	233
Seligman Global Technology Fund	251,009,387	107,944
Strategic CA Municipal Income Fund	0	0
Strategic NY Municipal Income Fund	0	0
For Funds with fiscal period ending December 31
Real Estate Equity Fund	63,681,308	18,627
Statement of Additional Information – August 1, 2023	241

(a)	The underlying funds may have directed transactions to firms in exchange for research services.
Securities of Regular Broker-Dealers
In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.
As of each Fund’s last fiscal year (or period) end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:
Investments in Securities of Regular Brokers or Dealers
Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending January 31, 2023
Capital Allocation Aggressive Portfolio	None	N/A
Capital Allocation Conservative Portfolio	None	N/A
Capital Allocation Moderate Aggressive Portfolio	None	N/A
Capital Allocation Moderate Conservative Portfolio	None	N/A
Capital Allocation Moderate Portfolio	None	N/A
Income Builder Fund	None	N/A
For Funds with fiscal period ending February 28/29, 2023
Convertible Securities Fund	None	N/A
Global Value Fund	Morgan Stanley	$18,241,588
Large Cap Enhanced Core Fund	Citigroup, Inc.	$3,394,152
	JPMorgan Chase & Co.	$1,899,674
	Morgan Stanley	$3,699,038
Large Cap Growth Opportunity Fund	None	N/A
Large Cap Index Fund	Ameriprise Financial, Inc.	$3,056,343
	Citigroup, Inc.	$8,223,844
	Franklin Resources, Inc.	$701,209
	JPMorgan Chase & Co.	$35,220,522
	Morgan Stanley	$10,655,916
	PNC Financial Services Group, Inc. (The)	$5,335,169
	Raymond James Financial, Inc. (subsidiary)	$1,758,787
	The Charles Schwab Corp.	$9,955,527
	The Goldman Sachs Group, Inc.	$9,974,552
Mid Cap Index Fund	Affiliated Managers Group, Inc.	$6,962,072
	Jefferies Financial Group, Inc.	$8,026,520
	Primerica, Inc.	$8,211,385
	Stifel Financial Corp.	$8,235,127
Overseas Core Fund	None	N/A
Overseas Value Fund	None	N/A
Select Large Cap Equity Fund	Morgan Stanley	$23,178,239
Select Mid Cap Value Fund	None	N/A
Small Cap Index Fund	Piper Sandler Companies	$7,780,515
Small Cap Value Fund II	Stifel Financial Corp.	$8,480,727
For Funds with fiscal period ending March 31, 2023
Adaptive Retirement 2020 Fund	None	N/A
Adaptive Retirement 2025 Fund	None	N/A
Adaptive Retirement 2030 Fund	None	N/A
Adaptive Retirement 2035 Fund	None	N/A
Adaptive Retirement 2040 Fund	None	N/A
Adaptive Retirement 2045 Fund	None	N/A
Adaptive Retirement 2050 Fund	None	N/A
Statement of Additional Information – August 1, 2023	242

Fund	Issuer	Value of securities owned at end of fiscal period
Adaptive Retirement 2055 Fund	None	N/A
Adaptive Retirement 2060 Fund	None	N/A
MM Growth Strategies Fund	FleetCor Technologies, Inc.	$17,290
	Morgan Stanley	$13,070,171
	The Charles Schwab Corp.	$6,928,041
Select Large Cap Growth Fund	None	N/A
Short Term Bond Fund	Chase Mortgage Finance Trust (NEW)	$131,495
	Citigroup, Inc.	$6,868,119
	Credit Suisse Mortgage Trust	$18,554,969
	GS Mortgage Securities Trust	$5,087,271
	JPMorgan Chase & Co.	$9,983,914
	JPMorgan Mortgage Trust	$8,963
	Morgan Stanley	$7,417,074
	Morgan Stanley Capital I, Inc.	$3,220,358
	Morgan Stanley Mortgage Loan Trust	$34,392
	PNC Financial Services Group, Inc. (The)	$2,012,003
	The Goldman Sachs Group, Inc.	$6,848,263
Solutions Aggressive Portfolio	None	N/A
Solutions Conservative Portfolio	None	N/A
For Funds with fiscal period ending April 30, 2022
Bond Fund	Citigroup Commercial Mortgage Trust	$1,842,718
	Citigroup, Inc.	$5,588,004
	Credit Suisse Mortgage Capital Certificates	$608,989
	Credit Suisse Mortgage Capital Certificates OA LLC	$6,018,046
	Credit Suisse Mortgage Trust	$3,388,717
	GS Mortgage-Backed Securities Corp. Trust	$2,946,342
	Jefferies Financial Group, Inc.	$1,199
	JPMorgan Chase & Co.	$14,129,024
	JPMorgan Chase Commercial Mortgage Securities Trust	$1,494,862
	Morgan Stanley	$5,889,871
	Morgan Stanley Capital I Trust	$1,107,297
	The Goldman Sachs Group, Inc.	$7,414,684
CA Intermediate Municipal Bond Fund	None	N/A
Corporate Income Fund	Citigroup, Inc.	$27,681,714
	Goldman Sachs Group	$35,977,389
	JPMorgan Chase & Co.	$55,284,407
	Morgan Stanley	$29,370,253
MM Directional Alternative Strategies Fund	Franklin Resources, Inc.	$301,129
	JPMorgan Chase & Co.	$717,234
	The Charles Schwab Corp.	$564,866
	The Goldman Sachs Group, Inc.	$421,576
Short Duration Municipal Bond Fund	None	N/A
Small Cap Value Fund I	None	N/A
Statement of Additional Information – August 1, 2023	243

Fund	Issuer	Value of securities owned at end of fiscal period
Total Return Bond Fund	Citigroup Mortgage Loan Trust, Inc.	$5,320,953
	Citigroup, Inc.	$18,619,486
	Credit Suisse Mortgage Capital Certificates OA LLC	$13,447,832
	Credit Suisse Mortgage Trust	$2,240,752
	GS Mortgage Securities Trust	$12,438,269
	JPMorgan Chase & Co.	$45,940,179
	Morgan Stanley	$22,715,565
	Morgan Stanley Capital I Trust	$5,609,020
	The Goldman Sachs Group, Inc.	$31,673,550
U.S. Treasury Index Fund	None	N/A
For Funds with fiscal period ending May 31, 2022
Adaptive Risk Allocation Fund	None	N/A
Commodity Strategy Fund	Citigroup Commercial Mortgage Trust	$4,101,279
	Citigroup, Inc.	$1,601,525
	JPMorgan Chase & Co.	$1,627,239
	JPMorgan Chase Bank NA	$2,859,703
	Morgan Stanley	$1,631,873
	PNC Bank NA	$800,179
	The Goldman Sachs Group, Inc.	$1,615,404
Dividend Income Fund	JPMorgan Chase & Co.	$1,055,028,129
	Morgan Stanley	$270,245,988
	PNC Financial Services Group, Inc. (The)	$423,929,134
Dividend Opportunity Fund	JPMorgan Chase & Co.	$89,916,400
	Morgan Stanley & Co.	$45,223,500
	PNC Financial Services Group, Inc. (The)	$30,696,750
Flexible Capital Income Fund	Citigroup Capital XIII	$7,737,750
	JPMorgan Chase & Co.	$15,206,450
	Morgan Stanley	$15,935,900
	PNC Financial Services Group, Inc. (The)	$14,909,850
High Yield Bond Fund	None	N/A
High Yield Municipal Fund	None	N/A
Large Cap Value Fund	JPMorgan Chase & Co.	$78,068,592
	Morgan Stanley	$48,135,032
	PNC Financial Services Group, Inc. (The)	$51,062,026
MM Value Strategies Fund	Citigroup, Inc.	$12,943,540
	Franklin Resources, Inc.	$2,579,614
	Jefferies Financial Group, Inc.	$437,713
	JPMorgan Chase & Co.	$99,858,906
	Morgan Stanley	$26,897,215
	PNC Financial Services Group, Inc. (The)	$22,259,529
	The Goldman Sachs Group, Inc.	$19,133,799
Mortgage Opportunities Fund	Credit Suisse Mortgage Capital Certificates OA LLC	$39,051,905
	Credit Suisse Mortgage Trust	$33,883,231
	JPMorgan Chase Commercial Mortgage Securities Trust	$15,828,649
	Morgan Stanley Capital I Trust	$4,929,983
	Morgan Stanley Resecuritization Pass-Through Trust	$1,757,500
Statement of Additional Information – August 1, 2023	244

Fund	Issuer	Value of securities owned at end of fiscal period
Multi Strategy Alternatives Fund	Credit Suisse Mortgage Capital Certificates	$4,249,868
	Credit Suisse Mortgage Trust	$2,258,882
	JPMorgan Chase Commercial Mortgage Securities Trust	$1,130,551
	Morgan Stanley Capital I Trust	$537,816
Quality Income Fund	Citigroup Mortgage Loan Trust, Inc.	$4,653,776
	Credit Suisse Mortgage Capital Certificates OA LLC	$15,825,434
	JPMorgan Commercial Mortgage Securities Trust	$6,606,380
	Morgan Stanley Capital I Trust	$5,036,292
Select Large Cap Value Fund	Citigroup, Inc.	$46,540,139
	JPMorgan Chase & Co.	$51,050,565
	Morgan Stanley	$54,927,774
Select Small Cap Value Fund	None	N/A
Seligman Technology and Information Fund	None	N/A
For Funds with fiscal period ending July 31, 2022
Disciplined Core Fund	Morgan Stanley	$62,068,994
Disciplined Growth Fund	None	N/A
Disciplined Value Fund	Citigroup, Inc.	$979,094
	Goldman Sachs Group	$1,382,568
	JPMorgan Chase & Co.	$304,550
	Morgan Stanley	$4,385,708
Floating Rate Fund	None	N/A
Global Opportunities Fund	Morgan Stanley	$2,205,794
	PT Bank BTPN Syariah Tbk	$271,930
Government Money Market Fund	None	N/A
Income Opportunities Fund	None	N/A
Large Cap Growth Fund	None	N/A
Limited Duration Credit Fund	JPMorgan Chase & Co.	$26,976,146
	Morgan Stanley	$25,245,783
MN Tax-Exempt Fund	None	N/A
OR Intermediate Municipal Bond Fund	None	N/A
Strategic Municipal Income Fund	None	N/A
Tax-Exempt Fund	None	N/A
U.S. Social Bond Fund	Morgan Stanley	$214,636
Ultra Short Term Bond Fund	Citigroup, Inc.	$27,845,310
	JPMorgan Chase & Co.	$25,931,623
	Morgan Stanley	$25,999,390
	The Goldman Sachs Group, Inc.	$26,139,641
Statement of Additional Information – August 1, 2023	245

Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending August 31, 2022
Balanced Fund	Citigroup Commercial Mortgage Trust	$3,903,982
	Citigroup, Inc.	$16,747,188
	Credit Suisse Mortgage Trust	$30,302,478
	GS Mortgage Securities Corp. II	$9,053,069
	GS Mortgage Securities Corp. Trust	$8,631,198
	GS Mortgage-Backed Securities Trust	$4,088,181
	JPMorgan Chase & Co.	$63,679,001
	JPMorgan Chase Commercial Mortgage Securities Trust	$4,418,199
	Morgan Stanley	$17,684,210
	Morgan Stanley Capital I Trust	$17,038,175
	PNC Financial Services Group, Inc. (The)	$6,674,528
	The Goldman Sachs Group, Inc.	$17,445,308
Contrarian Core Fund	JPMorgan Chase & Co.	$92,907,629
Emerging Markets Bond Fund	None	N/A
Emerging Markets Fund	None	N/A
Global Technology Growth Fund	None	N/A
Greater China Fund	None	N/A
International Dividend Income Fund	None	N/A
MM Alternative Strategies Fund	Bear Stearns Alt-A Trust	$300,885
	Bear Stearns Mortgage Funding Trust	$928,149
	Citigroup Commercial Mortgage Trust	$392,459
	Citigroup Mortgage Loan Trust, Inc.	$557,111
	Citigroup, Inc.	$1,175,115
	Credit Suisse Commercial Mortgage Trust	$21,460
	Credit Suisse Group AG	$784,611
	Credit Suisse Group Funding Guernsey Ltd.	$129,134
	Credit Suisse Mortgage Capital Certificates	$252,097
	Eaton Vance CLO Ltd.	$612,051
	GS Mortgage Securities Trust	$13,423
	JPMorgan Alternative Loan Trust	$665,812
	JPMorgan Chase & Co.	$1,438,636
	JPMorgan Chase Commercial Mortgage Securities Trust	$556,928
	JPMorgan Mortgage Acquisition Trust	$1,326,625
	Lehman Mortgage Trust	$318,299
	Lehman XS Trust	$1,433,737
	Morgan Stanley	$1,297,831
	Morgan Stanley ABS Capital I, Inc. Trust	$1,503,347
	Morgan Stanley Capital I Trust	$293,250
	Morgan Stanley Mortgage Loan Trust	$509,981
	Stifel Financial Corp.	$131,859
	The Charles Schwab Corp.	$199,945
	The Goldman Sachs Group, Inc.	$1,754,335
MM International Equity Strategies Fund	Credit Suisse Group AG, Registered Shares	$340,377
MM Small Cap Equity Strategies Fund	Affiliated Managers Group, Inc.	$624,064
	Primerica, Inc.	$304,200
	Stifel Financial Corp.	$2,449,503
Statement of Additional Information – August 1, 2023	246

Fund	Issuer	Value of securities owned at end of fiscal period
MM Total Return Bond Strategies Fund	Banc of America Merrill Lynch Commercial Mortgage, Inc.	$2,717,215
	Citigroup Commercial Mortgage Trust	$25,273,145
	Citigroup Mortgage Loan Trust, Inc.	$2,772,652
	Citigroup, Inc.	$61,681,959
	Credit Suisse AG	$13,945,452
	Credit Suisse Group AG	$43,357,605
	Credit Suisse Mortgage Capital Certificates OA LLC	$13,198,640
	Credit Suisse Mortgage Capital Trust	$6,915,254
	Credit Suisse Mortgage Trust	$14,913,051
	GS Mortgage Securities Corp. II	$8,377,562
	GS Mortgage Securities Trust	$34,648,208
	Jefferies Group LLC	$606,843
	JPMorgan Alternative Loan Trust	$2,465,072
	JPMorgan Chase & Co.	$113,135,983
	JPMorgan Chase Bank	$2,081,553
	JPMorgan Chase Commercial Mortgage Securities Trust	$22,338,609
	JPMorgan Mortgage Acquisition Trust	$1,013,095
	JPMorgan Mortgage Trust	$32,425,253
	Lehman XS Trust	$1,601,032
	Morgan Stanley	$84,875,785
	Morgan Stanley Capital I Trust	$8,713,792
	Morgan Stanley Resecuritization Trust	$434,751
	Raymond James Financial, Inc. (subsidiary)	$1,701,711
	Stifel Financial Corp.	$3,403,454
	The Charles Schwab Corp.	$5,364,074
	The Goldman Sachs Group, Inc.	$62,685,797
Multisector Bond SMA Completion Portfolio	None	N/A
Overseas SMA Completion Portfolio	None	N/A
Select Mid Cap Growth Fund	None	N/A
Small Cap Growth Fund	None	N/A
Strategic Income Fund	Citigroup Mortgage Loan Trust, Inc.	$3,121,075
	Citigroup, Inc.	$32,667,860
	Credit Suisse Mortgage Capital Certificates OA LLC	$21,014,070
	JPMorgan Chase & Co.	$86,830,633
	Morgan Stanley	$33,658,840
	Morgan Stanley Capital I Trust	$13,552,802
	The Goldman Sachs Group, Inc.	$60,202,519
For Funds with fiscal period ending October 31, 2022
CT Intermediate Municipal Bond Fund	None	N/A
Intermediate Duration Municipal Bond Fund	None	N/A
MA Intermediate Municipal Bond Fund	None	N/A
NY Intermediate Municipal Bond Fund	None	N/A
Select Global Equity Fund	None	N/A
Seligman Global Technology Fund	None	N/A
Strategic CA Municipal Income Fund	None	N/A
Strategic NY Municipal Income Fund	None	N/A
Statement of Additional Information – August 1, 2023	247

Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending December 31, 2022
Real Estate Equity Fund	None	N/A
Statement of Additional Information – August 1, 2023	248

OTHER PRACTICES
Performance Disclosure
Effective beginning with performance reporting for the December 31, 2011 year end, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for Funds and classes first offered after January 1, 2011, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same sales charges and/or expenses (and any differences in expenses between share classes may change over time).
Prior to December 31, 2011, in presenting performance information for a newer share class of a Fund, series of CFST and CFST I would typically include, for periods prior to the offering of such newer share class, the performance of an older share class, the class-related operating expense structure of which was most similar to that of the newer share class, and for periods prior to the initial offering of such older share class, would include the performance of successively older share classes with successively less similar expense structures. Such performance information was not restated to reflect any differences in expenses between share classes and if such differences had been reflected, the performance shown might have been lower. Because, prior to December 31, 2011, series of CFST and CFST I used a different methodology for presenting performance information for a newer share class, such performance information published before December 31, 2011 may differ from corresponding performance information published after December 31, 2011.
Disclosure of Financial Support for Columbia Government Money Market Fund
Disclosure of Financial Support. Effective on October 1, 2016, the Fund is required to disclose any occasions on which an affiliated person, promoter or principal underwriter of the Fund, or an affiliated person of such person, provided any form of financial support to the Fund. For these purposes, the term ‘‘financial support’’ includes any capital contribution, purchase of a security from the Fund in reliance on Rule 17a–9 under the 1940 Act, purchase of any defaulted or devalued security at par, execution of letter of credit or letter of indemnity, capital support agreement (whether or not the Fund ultimately received support), performance guarantee, or any other similar action reasonably intended to increase or stabilize the value or liquidity of the Fund’s portfolio; excluding, however, any routine waiver of fees or reimbursement of Fund expenses, routine inter-fund lending, routine inter-fund purchases of Fund shares, or any action that would qualify as financial support as defined above, that the Board has otherwise determined not to be reasonably intended to increase or stabilize the value or liquidity of the Fund’s portfolio. The Fund is required to disclose additional information about the receipt of any such financial support on Form N-CR and to file this form with the SEC. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
Portfolio Turnover
A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectus for that Fund.
In any particular year, market conditions may result in higher portfolio turnover rates. The rate of a Fund’s turnover may vary significantly from time to time depending on, among other factors, economic, market and other conditions.
See below for an explanation of any significant variation in a Fund’s portfolio turnover rates over the two most recently completed fiscal years:
For the Adaptive Retirement Funds, during the fiscal year ended March 31, 2023, the Funds experienced a lower rate of portfolio turnover than during the previous fiscal year as a result of prevailing market conditions. As designed, the Funds are driven by a market state change system. During the fiscal year ended March 31, 2023, the Funds shifted around market states less frequently than during the fiscal year ended March 31, 2022.
For Commodity Strategy Fund, during the fiscal year ended May 31, 2022, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was primarily due to the Fund beginning to invest in fixed-income securities; previously, the Fund’s investment types were excluded from portfolio turnover calculations.
Statement of Additional Information – August 1, 2023	249

For Emerging Markets Fund, during the fiscal year ended August 31, 2022, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was primarily due to increased market volatility.
For Greater China Fund, during the fiscal year ended August 31, 2022, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was primarily due to increased market volatility, as well as shareholder purchase and redemption activity in the Fund.
For Mortgage Opportunities Fund, during the fiscal year ended May 31, 2022, the Fund experienced a lower rate of portfolio turnover than during the previous fiscal year. This was primarily due to purchases and sales staying relatively static year over year; however, the average market value of securities was much larger which caused a reduction in the portfolio turnover rate.
For Multisector Bond SMA Completion Portfolio, during the fiscal year ended August 31, 2022, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. The portfolio in general can have a volatile turnover pattern since it is used as a mechanism to capture all trades that cannot be completed in the underlying SMAs. This also requires the use of many derivative contracts, which need to be rolled frequently. Additionally, the Fund required a higher level of rebalancing trades during the period due to a sizable outflow of assets.
For Multi Strategy Alternatives Fund, during the fiscal year ended May 31, 2022 the Fund experienced a lower rate of portfolio turnover compared to the previous fiscal year as a result of meaningfully reduced trading activity in securities held within the mortgage opportunities sleeve of the Fund. This lower activity, and trading volume of purchases and sales within the mortgage opportunities sleeve, was offset somewhat by higher amounts of trading activity within sub-advised global macro sleeves managed by AQR and PGIM Quantitative Solutions. Furthermore, increased purchases from the internally managed G10 currency sleeve also served as a slight offset to the lower activity coming from the mortgage opportunities sleeve of the Fund.
For Quality Income Fund, during the fiscal year ended May 31, 2022, the Fund experienced a lower rate of portfolio turnover than during the previous fiscal year. This was primarily due to less exposure in agency mortgage-backed securities acquired or sold in the “to be announced” (TBA) market.
For Real Estate Equity Fund, during the fiscal year ended December 31, 2022, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was primarily due to a slightly higher trading volume as a result of increased market volatility.
For each of Solutions Aggressive Portfolio and Solutions Conservative Portfolio, during the fiscal year ended March 31, 2023, the Funds experienced a lower rate of portfolio turnover than during the previous fiscal year. The Funds revolve around a market state identification system. The more market states the Funds have, the higher the turnover. During the fiscal year ended March 31, 2022, the Funds shifted around market states more frequently than during the fiscal year ended March 31, 2023.
Disclosure of Portfolio Holdings Information
The Board and the Investment Manager believe that the investment ideas of the Investment Manager and any subadviser with respect to portfolio management of a Fund should seek to benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies. However, the Board also believes that selective disclosure of a Fund’s portfolio holdings can, under appropriate circumstances, be made for purposes beneficial to the Fund and its shareholders or for other purposes under conditions that are designed to protect the interests of the Fund and its shareholders.
The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.
Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the Investment Manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.
Statement of Additional Information – August 1, 2023	250

Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.
■	For equity, alternative and flexible funds (other than the equity funds identified below) and funds-of-funds (equity and fixed income), a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.
■	For Columbia Small Cap Growth Fund and Columbia Variable Portfolio – Small Company Growth Fund, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.
■	For fixed-income Funds (other than money market funds), a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.
■	For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the value. The money market Funds will also disclose on the website its overall weighted average maturity, weighted average life maturity, percentage of daily liquid assets, percentage of weekly liquid assets and daily inflows and outflows.
Portfolio holdings of Funds owned solely by the Investment Manager or its affiliates are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semiannually and annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters, in regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Fund’s Form N-CSR and N-PORT filings on the SEC’s website at www.sec.gov.
In addition, the Investment Manager makes publicly available information regarding certain Fund’s largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiathreadneedleus.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ website pursuant to the Funds’ policies may change from time to time without prior notice. Certain fund marketing material, such as fund fact sheets, containing the largest five to fifteen holdings may be made available earlier than 15 days following month end. This information may not be available on the website for all Funds included in this SAI.
The Investment Manager may also disclose more current portfolio holdings information as of specified dates on the Funds’ website.
The Funds, the Investment Manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties.
Other Disclosures
The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.
In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Funds’ Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.
Fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Agents) for legitimate business purposes within the scope of their official duties and responsibilities, subject to Fund policies and procedures designed to prevent the misuse of inside information, by agreement, or under applicable laws, rules, and
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regulations: (1) persons who are subject to the Code of Ethics or policies and procedures designed to prevent the misuse of inside information; (2) an investment adviser, distributor, administrator, transfer agent, or custodian to the Fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by the Investment Manager or its affiliates, or the Fund; (4) an investment adviser to whom complete portfolio holdings are disclosed for due diligence purposes when the adviser is in merger or acquisition talks with the Investment Manager or its parent company; and (5) a newly hired subadviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Agents, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Agents, is determined by such Affiliates and Agents based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Agents varies and may be as frequent as daily, with no lag. Any disclosure of Fund complete portfolio holdings to any Affiliates and Agents as previously described may also include a list of the other investment positions that make up the Fund, such as cash investments and derivatives.
The Funds also disclose portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.
In certain limited situations, the Funds may provide portfolio holdings to an institutional client (or its custodian or other agent) when the client is effecting a redemption in-kind from a Fund and the Investment Manager believes that such disclosure will not be harmful to the Fund. In these situations, the Investment Manager makes it clear through non-disclosure agreements or other means that the recipient must ensure that the confidential information is used only as necessary to effect the redemption-in-kind and will maintain the information in a manner designed to protect against unauthorized access or misuse.
The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (PHC). The PHC, which is chaired by the Funds’ Chief Compliance Officer, is comprised of members from the Investment Manager’s legal department and compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Funds’ President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.
Ongoing Portfolio Holdings Disclosure Arrangements
The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, Investment Manager and subadvisers, the following disclosure arrangements are in place:
Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with the Funds or Investment Manager:
Abel Noser	Used for evaluating and assessing trading activity, execution and practices.	Quarterly
Statement of Additional Information – August 1, 2023	252

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Allvue Systems Company	Used for front office trading, bank loan analytics, and compliance.	Daily
Axioma Inc.	Used as a hosted risk analytics platform designed for research, portfolio holdings, investment oversight and strategy development.	Daily
Bank of New York Mellon	Used as the accounting system of record for ETFs.	Daily
BlackRock, Inc.	Used for front office trading and analytics, back office settlements, portfolio accounting and reconciliations, collateral management, portfolio risk oversight, compliance mandate monitoring and portfolio performance calculations.	Daily
Bloomberg Finance L.P.	Used for portfolio analytics, statistical analysis and independent research. Used for executing cleared swaps electronically. Used for executing fixed income trades. Used for evaluating and assessing trading activity, execution and practices in respect of market abuse regulatory requirements.	Daily
Bolger, Inc.	Used for commercial printing.	As Needed
Bond Connect Company Limited	Used for executing Chinese fixed income trades.	Daily
Boston Investors Communications Group, LLC	Used for writing services that require disclosing portfolio holdings in advance of their dissemination to the general public.	As Needed
Capital Markets Services Group	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for certain Funds.	As Needed
Castine LLC	Used for facilitating the evaluation of commission rates and providing flexible commission reporting.	Daily
Catapult ME, Inc.	Used for commercial printing.	As Needed
Citigroup, Inc.	Used for mortgage decision support.	Daily
Compliance Solutions Strategies LLC	Used for reporting returns and analytics to client facing materials. Used for data storage and as a transformation solution to support Enhanced Client Regulatory Reporting and Fund Detail reporting. Used as a form reporting solution to support the Alternative Investment Fund Managers Directive and Money Market Funds Regulation quarterly reporting obligations. Used as a data dissemination service to support the dissemination of industry standard templates to entities authorized by Columbia Threadneedle Investments.	Monthly or Quarterly
Deloitte Haskins & Sells, LLP	Used for calculating foreign capital gains tax accruals irrespective of the tax lot relief method.	Weekly
Statement of Additional Information – August 1, 2023	253

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Donnelley Financial Solutions	Used for providing EDGAR filing and typesetting services, and printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
DS Graphics, Inc.	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Depository Trust & Clearing Corporation	Used for providing trade allocation and acceptance services.	Daily
Elevation Exhibits & Events	Used for trade show exhibits.	As Needed
Equifax, Inc.	Used for ensuring Columbia Management does not violate the Office of Foreign Assets Control sanction requirements.	Daily
Ernst & Young, LLP	Used for analyzing passive foreign investment company investments.	Monthly
FactSet Research Systems, Inc.	Used for calculating portfolio performance attribution, portfolio analytics, data for fundamental research, and general market news and analysis. Used for executing equity and convertible trades.	Daily
Fidelity National Information Services, Inc.	Used as a portfolio accounting system.	Daily
Harte-Hanks, Inc.	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
ICE Data Indices, LLC	Used for calculation and dissemination of ETF intraday indicative values.	Daily
IHS Markit, Ltd.	Used as an asset database for analytics and investor reporting.	As Needed
Institutional Shareholder Services Inc.	Used for proxy voting administration and research on proxy matters.	Daily
Intex Solutions Inc.	Used for providing mortgage analytics.	As Needed
Investment Company Institute	Disclosure of Form N-PORT data.	As Needed
Investortools, Inc.	Used for municipal bond analytics, research, and decision support.	As Needed
JDP Marketing Services	Used for writing Columbia Funds shareholder reports, quarterly fund commentaries and communications, including shareholder letters and management’s discussion of Columbia Funds’ performance.	As Needed
John Roberts, Inc.	Used for commercial printing.	As Needed
Kessler Topaz Meltzer & Check, LLP	Used for monitoring eligibility to participate in global litigation matters.	Monthly
Kynex, Inc.	Used for providing portfolio attribution reports for Convertible Securities Fund. Used for portfolio analytics.	Daily
MarketAxess	Used for executing fixed income trades.	Daily
Merrill Corporation	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Morningstar Investment Services, LLC	Used for independent research and ranking of funds. Used for statistical analysis.	As Needed
Statement of Additional Information – August 1, 2023	254

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
R. R. Donnelley & Sons Co.	Used for printing of prospectuses, factsheets, annual and semi-annual reports. Used for commercial printing.	As Needed
Refinitiv	Used for executing foreign currency exchange orders. Used for executing fixed income trades.	Daily
RegEd, Inc.	Used for reviewing external and certain internal communications prior to dissemination.	Daily
SIX Group Services Ltd.	Used as a trade repository authorized by the Swiss regulator to submit holdings supporting the SIX Financial Market Infrastructure Act derivative reporting requirement.	Daily
Sky Road LLC	Used for front office bank loan portfolio management and trading optimization.	Daily
Sustainalytics US, Inc.	Used for: 1) validating the social impact score the Columbia Management analysts assign to each municipal investment and 2) providing ESG risk ratings and other related information for each corporate bond issuer.	Quarterly
S.W.I.F.T. Scrl.	Used for sending trade messages via SWIFT to custodian.	Daily
Taylor Impressions	Used for commercial printing.	As Needed
TC ICAP	Used for executing equity and fixed income trades.	Daily
Thomson Reuters Corp.	Used for statistical analysis.	As Needed
Trepp, Inc.	Used for insights about commercial mortgage-backed securities mortgage bonds.	Daily
Trumid Holdings, LLC	Used for executing fixed income trades.	Daily
Virtu Financial	Used for executing equity trades.	Daily
Visions, Inc.	Used for commercial printing.	As Needed
Wilshire Associates, Inc.	Used for providing performance attribution reporting.	Daily

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with subadvisers:
Abel Noser Corp.	Used by certain subadvisers for transaction cost analysis and other analytics.	Quarterly
ACA Compliance Group	Used by certain subadvisers for performance evaluation.	Daily
Acadia	Used by certain subadvisers for risk management services.	Daily
Advisory Compliance Associates Group	Used by certain subadvisers for trade execution cost analysis.	Quarterly
Alpha TBA Mortgage Master	Used by certain sub-advisers for confirming TBAs.	Daily
Ashland Partners & Co. LLP	Used by certain subadvisers for audit and Global Investment Performance Standards (GIPS) evaluation.	Annually
Statement of Additional Information – August 1, 2023	255

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Axioma, Inc.	Used by certain subadvisers for third-party risk enhancement and management. Used by certain subadvisers for Derivatives Rule (Rule 18f-4) analysis.	Daily
BlackRock, Inc.	Used by certain subadvisers for order management and compliance. Used by certain subadvisers for analytical and statistical information.	Daily
Bloomberg Finance L.P.	Used by certain subadvisers for analytical, portfolio management, statistical information, compliance and personal trade monitoring.	Daily or Annually
BNY Mellon Corp.	Used by certain subadvisers for SWIFT messages from custodians to facilitate automated reconciliation.	Daily
Brown Brothers Harriman & Co.	Used by certain subadvisers for electronic trade transmission and settlement. Used by certain subadvisers for corporate actions management.	Daily
Castine LLC	Used by certain subadvisers for commission tracking.	Daily
Citibank N.A.	Used by certain subadvisers for middle office functions.	Daily
Compliance Solutions Strategies LLC	Used by certain subadvisers for back up of operational and reconciliation services.	Monthly
ConsenSys Inc.	Used by certain subadvisers for commission tracking.	Daily
Depository Trust & Clearing Corporation	Used by certain subadvisers for trade execution and SWIFT transactions. Used by certain subadvisers for trade monitoring, trade settlement, and for confirming TBAs.	Daily or Monthly
Eagle Investment Systems, LLC	Used by certain subadvisers for portfolio accounting systems.	Daily
Eze Castle Software LLC	Used by certain subadvisers for order management and compliance.	Daily
FactSet Research Systems, Inc.	Used by certain subadvisers for analytical and statistical information.	Daily
Financial Recovery Technologies Services	Used by certain subadvisers for class action monitoring services.	Quarterly
FIS Brokerage Securities Services LLC	Used by certain subadvisers for confirmation and settlement of bank loan trades.	Daily
FIS Protegent PTA	Used by certain subadvisers for code of ethics monitoring.	Daily
Flextrade Systems Inc.	Used by certain subadvisers for an execution management system.	Daily
FX Connect, LLC	Used by certain subadvisers for foreign exchange derivatives reconciliation.	Daily
Generic Network Systems	Used by certain subadvisers to provide server and application managed services related to optimizing the server structure.	Daily
Statement of Additional Information – August 1, 2023	256

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Global Trading Analytics, LLC	Used by certain subadvisers for transaction cost analysis and other analytics.	Daily
Gresham Technologies plc	Used by certain subadvisers for electronic reconciliations of portfolio holdings.	Daily or Monthly
ICE Data Services Inc.	Used by certain subadvisers for data and pricing. Used by certain subadvisers for liquidity reporting.	Daily
IHS Markit Ltd.	Used by certain subadvisers for confirmation and settlement of bank loan trades.	Daily
Infinit-O Global, Ltd.	Used by certain subadvisers for portfolio accounting systems.	Daily
Instinet Holdings Incorporated	Used by certain subadvisers for an execution management system.	Daily
Institutional Shareholder Services, Inc.	Used by certain subadvisers for proxy voting administration and research services.	Daily
Narrative Science Inc.	Used by certain subadvisers for updating attribution commentary.	Monthly
NAV Consulting, Inc.	Used by certain subadvisers for reconciliation services.	Daily
Nex Group plc	Used by certain subadvisers for daily reconciliations on collateral management.	Daily
Northern Trust Co.	Used by certain subadvisers for back-office operations.	Daily
Portfolio BI, Inc.	Used by certain subadvisers for client reporting.	Daily
Refinitiv	Used by certain subadvisers for analytical and statistical information.	Daily
RELX Group	Used by certain subadvisers for compliance services.	Weekly
Simcorp Dimension	Used by certain subadvisers for portfolio accounting systems.	Daily
SS&C Technologies, Inc.	Used by certain subadvisers for portfolio accounting systems. Used by certain subadvisers for SWIFT messages from custodians to facilitate automated reconciliation. Used by certain subadvisers for analytical, portfolio management, and statistical information.	Daily
State Street Bank and Trust Company	Used by certain subadvisers for middle office functions.	Daily or Monthly
State Street Corp.	Used by certain subadvisers for order management and compliance. Used by certain subadvisers for trading.	Daily or As Needed
Trade Informatics LLC	Used by certain subadvisers for transaction cost analysis and other analytics.	Daily
Tradeweb Markets LLC	Used by certain subadvisers for confirming TBAs, treasuries, and discount notes.	Daily
Statement of Additional Information – August 1, 2023	257

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
VERMEG Co.	Used by certain subadvisers for management of swap counterparty exposure.	Daily
Virtu Financial, Inc.	Used by certain subadvisers for transaction cost analysis and other analytics.	Daily
In addition, for all Funds, portfolio holdings information may be provided from time to time to the Funds’ counsel, counsel to the Independent Trustees and the Funds’ independent auditors in connection with the services they provide to the Funds or the Trustees. Portfolio holdings information may also be provided to affiliates of the Investment Manager to monitor risks and various holdings limitations that must be aggregated with affiliated funds and accounts, among other purposes. The Investment Manager and any subadvisers use a variety of broker-dealers and other agents to effect securities transactions on behalf of the Funds. These broker-dealers may become aware of the Funds’ intentions, transactions and positions in performing their functions.
Additional Shareholder Servicing Payments
The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to financial intermediaries, including other Ameriprise Financial affiliates, for providing shareholder services, including the types of services that would otherwise be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary by financial intermediary and according to distribution channel. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintaining shareholder records, preparing account statements and/or the provision of call center support and other customer services.
Effective October 1, 2016, the Board authorized each Fund to pay up to the lesser of the amount charged by the financial intermediary for such services or such fees up to a channel-specific cap established by the Board from time to time. For certain distribution channels, the reimbursement is set at a per account amount for accounts of intermediaries that charge a per account fee. The amounts in excess of the amount reimbursed by a Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates. These payments are in addition to the annual transfer agency fees paid by a Fund to the Transfer Agent, as described in the Investment Management and Other Services – Other Services Provided – The Transfer Agent section above, and may include payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC. With respect to Class Inst2 shares, the annual rate for transfer agency fees and reimbursement of fees for additional shareholder services is subject to an annual limitation of not more than 0.07%. With respect to Class Inst3 shares, the Transfer Agent does not currently pay financial intermediaries for shareholder services, except that for Class Inst3 shares of Ultra Short Term Bond Fund, a series of CFST I (formerly an unnamed share class of the Fund), the Transfer Agent makes shareholder services payments to Merrill Lynch, Pierce, Fenner & Smith Incorporated through which shares of this class were held (under its former unnamed share class name) as of November 30, 2018, and the Fund does not currently pay the Transfer Agent for any shareholder services provided by financial intermediaries. Payments for these additional shareholder services are made by a Fund to the Transfer Agent who in turn makes payments to the financial intermediary for the provision of such services. The Funds’ Transfer Agent, Distributor and/or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.
The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.
In addition, the Transfer Agent, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments as compensation for the costs of printing literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.
As of April 2023, the Transfer Agent and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Funds to the financial intermediaries or their affiliates shown below.
Statement of Additional Information – August 1, 2023	258

Recipients of Shareholder Servicing Payments Relating to the Funds from the Transfer Agent and/or other Ameriprise Financial Affiliates
■	ADP Broker-Dealer, Inc.
■	American Enterprise Investment Services Inc.*
■	American United Life Insurance Co.
■	Ascensus, Inc.
■	Avantax Investment Services, Inc.
■	AXA Advisors
■	AXA Equitable Life Insurance
■	Bank of America, N.A.
■	Benefit Plan Administrators
■	Benefit Trust
■	BMO Harris Bank (f/k/a Marshall & Illsley Trust Company)
■	BNY Mellon, N.A.
■	Charles Schwab & Co., Inc.
■	Charles Schwab Trust Co.
■	City National Bank
■	Digital Retirement Solutions
■	Edward D. Jones & Co., LP
■	Fidelity Brokerage Services, Inc.
■	Fidelity Investments Institutional Operations Co.
■	Genworth Life and Annuity Insurance Company
■	Genworth Life Insurance Co. of New York
■	Goldman Sachs & Co.
■	GWFS Equities, Inc.
■	Janney Montgomery Scott, Inc.
■	John Hancock Life Insurance Company (USA)
■	John Hancock Life Insurance Company of New York
■	John Hancock Trust Company
■	JP Morgan Securities LLC
■	Lincoln Life & Annuity Company of New York
■	Lincoln National Life Insurance Company
■	Lincoln Retirement Services
■	LPL Financial Corporation
■	Massachusetts Mutual Life Insurance Company
■	Merrill Lynch, Pierce, Fenner & Smith Incorporated
■	Mid Atlantic Capital Corporation
■	Minnesota Life Insurance Co.
■	Morgan Stanley Smith Barney
■	MSCS Financial Services Division of Broadridge Business Process Outsourcing LLC
■	National Financial Services
■	Nationwide Investment Services
■	Newport Retirement Services, Inc.
■	Oppenheimer & Co., Inc.
■	Plan Administrators, Inc.
■	PNC Bank
■	Principal Life Insurance Company of America
■	Prudential Insurance Company of America
■	Pershing LLC
■	Raymond James & Associates
■	RBC Capital Markets
■	Reliance Trust
■	Sammons Retirement Solutions
■	SEI Private Trust Company
■	Standard Insurance Company
■	Stifel Nicolaus & Co.
■	Talcott Resolution Life Insurance Company
■	TD Ameritrade Clearing, Inc./TD Ameritrade Inc.
■	TD Ameritrade Trust Company
■	Teachers Insurance and Annuity Association of America
■	Transamerica Advisors Life Insurance Company
■	Transamerica Advisors Life Insurance Company of New York
■	Transamerica Financial Life Insurance Company
■	T. Rowe Price Group, Inc.
■	UBS Financial Services, Inc.
■	Unified Trust Company, N.A.
■	US Bank NA
■	Vanguard Group, Inc.
■	Vanguard Marketing Corp
■	VALIC Retirement Services Company
■	Voya Retirement Insurance and Annuity Company
■	Voya Investments Distributors, LLC
■	Voya Financial Partners, LLC
■	Wells Fargo Clearing Services, LLC
■	Wells Fargo Advisors

*	Ameriprise Financial affiliate
The Transfer Agent, the Distributor, the Investment Manager and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.
Additional Payments to Financial Intermediaries
Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include shareholder servicing payments to retirement plan administrators and other institutions in amounts described above under Other Practices – Additional Shareholder Servicing Payments.
The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive lump sum payments described above under Other Practices – Additional Shareholder Servicing Payments. Such payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be
Statement of Additional Information – August 1, 2023	259

made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.
These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Fund share, or the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.
Marketing Support Payments
The Distributor, the Investment Manager and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, systems infrastructure support and data analytics. Not all financial intermediaries receive marketing support payments. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, compensation for ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment.
While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.01% and 0.40% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and other Ameriprise Financial affiliates make payments with respect to a Fund or the Columbia Funds in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries.
As of April 2023, the Distributor, the Investment Manager or their affiliates had agreed to make marketing support payments relating to the Funds to the following financial intermediaries or their affiliates.
Recipients of Marketing Support Payments Relating to the Funds from the Distributor and/or other Ameriprise Financial Affiliates
■	Advisor Group
■	American Enterprise Investment Services Inc.*
■	Cetera Financial Group, Inc.
■	Citigroup Global Markets Inc./Citibank
■	Commonwealth Financial Network
■	Great West Life & Annuity Insurance Company
■	Lincoln Financial Advisors Corp.
■	LPL Financial Corporation
■	Merrill Lynch, Pierce, Fenner & Smith Incorporated
■	Morgan Stanley Smith Barney
■	Northwestern Mutual Investment Services, LLC
■	PNC Investments
■	Raymond James & Associates, Inc.
■	Raymond James Financial Services, Inc.
■	UBS Financial Services Inc.
■	Unified Trust Company, N.A.
■	US Bancorp Investments, Inc.
■	Wells Fargo Advisors
■	Wells Fargo Advisors Financial Network, LLC
■	Wells Fargo Clearing Services, LLC

*	Ameriprise Financial affiliate
The Distributor, the Investment Manager and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.
Other Payments
From time to time, the Distributor, from its own resources and not as an expense of the Fund, typically provides additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor includes financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment
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and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular fund, including the Funds, or a particular share class over other funds or share classes. See Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.
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CAPITAL STOCK AND OTHER SECURITIES
Description of the Trusts' Shares
The Trusts may issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Most of the Funds are authorized to issue multiple classes of shares. Such classes are designated as Class A, Class Adv, Class C, Class E, Class Inst, Class Inst2, Class Inst3, Class R, Class V and shares of the Solution Series Funds. A Fund offers only those classes of shares listed on the cover of its prospectuses. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.
Restrictions on Holding or Disposing of Shares
There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds or the relevant class. The Funds or any class of shares of the Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets.
Shareholder Liability
CFST. The Trust is organized under Delaware law. The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote. The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.
CFST I and CFST II. Each Trust is organized as a business trust under Massachusetts law. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Trust. However, each Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and each Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a Fund incurring financial loss on account of another series of its respective Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of each Trust was unable to meet its obligations.
Dividend Rights
The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.
Voting Rights and Shareholder Meetings
Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law (in the case of CFST) or Massachusetts business trust law (in the case of CFST I and CFST II). Each whole share (or fractional share) outstanding on the record date shall be entitled to (for CFST) one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote; and (for CFST I and CFST II) a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).
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Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class is voted on by holders of that class of shares. Subject to the foregoing, all shares of a Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or, if shareholder approval is required under exemptive relief, investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders. Special meetings may be called for certain purposes.
Previously, CFST had voluntarily undertaken to adhere to certain governance measures contemplated by an SEC settlement order with respect to CFST’s prior investment adviser in 2005. Over the past several years, the SEC has adopted many rules under the 1940 Act and the Investment Advisers Act of 1940 to strengthen fund governance and compliance oversight of funds and their investment advisers. Accordingly, although CFST may continue to follow certain governance practices noted in the 2005 settlement order, it will do so as the Board deems appropriate and not pursuant to any voluntary undertakings. In this regard, the Board has determined that it is unnecessary to commit to holding a meeting of shareholders to elect trustees at least every five years. Instead, the Board will convene meetings of shareholders to elect trustees as required by the 1940 Act or as deemed appropriate by the Board.
Liquidation Rights
In the event of the liquidation or dissolution of the Trust or a Fund, all shares have equal rights and shareholders of a Fund are entitled to a proportionate share of the assets of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Board may determine.
Preemptive Rights
There are no preemptive rights associated with Fund shares.
Conversion Rights
Conversion features and exchange privileges, if applicable, are described in the Funds’ prospectuses and Appendix S to this SAI.
Redemptions
Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.
Sinking Fund Provisions
Each Trust has no sinking fund provisions.
Calls or Assessment
All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by its Trust.
Conduct of the Trusts' Business
Forum Selection. Each Trust’s Declaration of Trust or Bylaws, as applicable, provide that the sole and exclusive forums for any shareholder (including a beneficial owner of shares) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust or any of its Trustees, officers or employees arising pursuant to any provision of the statutory or common law of the state in which the Trust is organized or any federal securities law, in each case as amended from time to time, or the Trust’s Declaration of Trust or Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the state in which the Trust is organized. See About the Trusts section.
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This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder finds favorable for disputes with a Trust and/or any of its Trustees, officers, employees or service providers. If a court were to find the forum selection provision contained in the Declaration of Trust or Bylaws, as applicable, to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.
Derivative and Direct Claims of Shareholders. Each Trust’s Declaration of Trust and, other than CFST (which does not have Bylaws), Bylaws contain provisions regarding derivative and direct claims of shareholders. As used in the Declaration of Trust or Bylaws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under the Declaration of Trust or Bylaws; rights to receive a dividend payment as may be declared from time to time; rights to inspect books and records; or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is provided under the U.S. federal securities laws such as, for example, a claim under Section 36(b) of the 1940 Act. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, is considered a “derivative” claim as used in the Declaration of Trust or Bylaws.
CFST and CFST II. A shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result.
CFST I. A shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees.
The Trustees of each Trust shall consider any such derivative demand or request within 90 days of its receipt by the Trust or, for CFST and CFST II, inform claimants within such time that further review and consideration is required, in which case the Trustees shall have an additional 120 days to respond. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such derivative court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.
Any person purchasing or otherwise holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other employees of the Trust and/or its service providers.
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Purchase, Redemption and Pricing of Shares
Purchase and Redemption
An investor may buy, sell and transfer shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.
Purchases and redemptions of shares of the Funds may be effected on a Business Day. Each Trust and the Distributor reserve the right to reject any purchase or redemption order. The issuance of shares is recorded on the books of the Trust, and share certificates are not issued. Purchase orders for shares in the Funds that are received by the Distributor or by the Transfer Agent before the end of the Business Day (typically 4:00 p.m., Eastern time) are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund’s Custodian. Redemption orders for sales of Fund shares received in good form (as defined in the Fund's prospectus) by the Distributor or by the Transfer Agent before the end of the Business Day are priced according to the net asset value determined on that day. The Business Day that applies to your purchase or redemption order is also called the trade date.
The Funds have authorized one or more broker-dealers to accept buy and sell orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.
Should a Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.
The Trusts also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.
Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).
The Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.
The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.
Anti-Money Laundering Compliance
The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious or unusual activity, or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.
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Pay-out Plans
You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.
Applications for a systematic investment in a class of a Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those Funds is in effect. Occasional investments, however, may be accepted.
To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.
Offering Price
The share price of each Fund is based on each Fund’s net asset value (NAV) per share, which is calculated separately for each class of shares as of the end of the Business Day. The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies, certain of which may represent fair values, rather than market quotations:
Equity Securities. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks will be fair valued. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies as of the valuation time.
Fixed Income Securities. Debt securities (including convertible securities) with remaining maturities in excess of 60 days are valued based on prices obtained from a pricing service. If pricing information is unavailable from a pricing service or is not believed to be reflective of market value, then a security may be valued at a bid quote from a broker-dealer, or, if a bid quote from a broker-dealer is not available, at fair value as determined by the Investment Manager. Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity. Thereafter the fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the amortized cost value of such securities is not reflective of market value, then the valuation process for debt securities with remaining maturities in excess of 60 days will be applied. Short-term variable rate demand notes are typically valued at par value. Newly issued debt securities may be valued at purchase price for up to two days following purchase or at fair value if the purchase price is not believed to be reflective of market value.
Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settlement price as determined by their principal exchange or, in the absence of settlement price, at the mean of the closing bid and ask. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are fair valued. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.
Repurchase and Reverse Repurchase Agreements. Repurchase and reverse repurchase agreements are generally valued at a price equal to the amount of cash invested in the repurchase agreement, or borrowed in the reverse repurchase agreement, respectively, at the time of valuation.
Bank Loans. Bank loans purchased in the primary market are typically valued at acquisition cost for up to two days, and are then valued using a market quotation from a pricing service or quote from a broker-dealer, or if such quotes are unavailable, fair value. Bank loans trading in the secondary market are fair valued unless readily available market quotations are available.
Private Placement Securities. Private placement securities are fair valued, typically with pricing inputs such as prices from broker-dealers or using internal analysis and any issuer-provided financial information.
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Foreign Currencies. Foreign currencies, securities denominated in foreign currencies and payables/receivables denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.
For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, the securities in the portfolio of a money market fund are generally valued at amortized cost if such value is approximately the same as market value or at market value (based on market-based prices); or, if market value is not available, fair value. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.
The Board has established procedures designed to stabilize the Fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the Fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the Fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the Fund to undertake such remedial action as the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.
Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.
While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.
Fair Valuation of Portfolio Securities. In the event that (i) market quotations are not readily available, such as when trading is halted or securities are not actively traded; (ii) market quotations are not reflective of market value (i.e., such prices or values are deemed unreliable in the judgment of the Investment Manager); or (iii) a significant event has been recognized in relation to a security or class of securities that is not reflected in market quotations, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE, a fair value for each such security is determined by the Investment Manager in accordance with valuation procedures approved by the Board. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.
In general, any relevant factors may be taken into account in determining fair value, including but not limited to the following, among others: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets, exchanges, or among dealers; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.
With respect to securities traded on foreign markets, relevant factors may include, but not be limited to, the following: the value of foreign securities traded on other foreign markets; ADR and/or GDR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.
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TAXATION
The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters. The Funds may or may not invest in all of the securities or other instruments described in this Taxation section. Please see the Funds’ prospectuses for information about a Fund's investments, as well as each Fund’s semiannual and annual shareholder reports.
A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts, variable annuity contracts or variable life insurance contracts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, shareholders who are subject to the U.S. federal alternative minimum tax, trusts, estates, pass-through entities or investors in such entities, “controlled foreign corporations,” “passive foreign investment companies,” persons eligible for benefits under an income tax treaty to which the United States is a party, or persons otherwise subject to special treatment under the Code.
The Trusts have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company
It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. Certain of a Fund’s investments in master limited partnerships (MLPs) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in, including through corporations in which the Fund owns a 20% or more voting stock interest, the securities of any one issuer
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(other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at the corporate rate.
If a Fund retains any net capital gain, it will be subject to a tax at the corporate rate on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion, if any, of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution in January of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the earlier year.
If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.
Excise Tax
If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such
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years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or November 30 if the Fund makes the election described above) are generally treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, a Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).
Capital Loss Carryovers
Capital losses in excess of capital gains (net capital losses) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year.
Capital loss carry forwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character.
Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any capital gains so offset. The Funds cannot carry back or carry forward any net operating losses (defined as deductions and ordinary losses in excess of ordinary income).
The total capital loss carryovers below include post-October capital losses, if applicable.
Capital Loss Carryovers
Fund	Total Capital Loss Carryovers	Amount not Expiring
		Short-term	Long-term
For Funds with fiscal period ending January 31
Capital Allocation Conservative Portfolio	$152,980	$0	$152,980
Income Builder Fund	$14,868,351	$13,439,346	$1,429,005
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$52,864,954	$52,864,954	$0
Global Value Fund	$51,887,781	$6,433,790	$45,453,991
Large Cap Growth Opportunity Fund	$31,446,349	$31,446,349	$0
Overseas Core Fund	$65,247,319	$31,432,423	$33,814,896
Overseas Value Fund	$328,827,828	$0	$328,827,828
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund	$33,947	$28,500	$5,447
Adaptive Retirement 2025 Fund	$12,282	$12,071	$211
Adaptive Retirement 2030 Fund	$20,743	$19,800	$943
Adaptive Retirement 2035 Fund	$14,623	$13,763	$860
Adaptive Retirement 2040 Fund	$31,878	$31,878	$0
Adaptive Retirement 2045 Fund	$45,503	$45,503	$0
Adaptive Retirement 2050 Fund	$72,243	$72,243	$0
Adaptive Retirement 2055 Fund	$87,193	$84,880	$2,313
Adaptive Retirement 2060 Fund	$87,598	$87,598	$0
Short Term Bond Fund	$28,510,028	$11,726,371	$16,783,657
Solutions Aggressive Portfolio	$962,195	$597,291	$364,904
Solutions Conservative Portfolio	$746,794	$446,929	$299,865
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Fund	Total Capital Loss Carryovers	Amount not Expiring
		Short-term	Long-term
For Funds with fiscal period ending April 30
Bond Fund	$64,857,044	$33,282,749	$31,574,295
CA Intermediate Municipal Bond Fund	$4,696,124	$4,558,845	$137,279
Short Duration Municipal Bond Fund	$5,851,962	$4,735,491	$1,116,471
Small Cap Value Fund I	$7,021,227	$7,021,227	$0
Total Return Bond Fund	$175,720,066	$91,843,703	$83,876,363
For Funds with fiscal period ending May 31
Commodity Strategy Fund	$944,216	$944,216	$0
High Yield Bond Fund	$2,476,724	$2,476,724	$0
High Yield Municipal Fund	$7,393,456	$2,409,939	$4,983,517
Mortgage Opportunities Fund	$157,308,692	$41,513,836	$115,794,856
Multi Strategy Alternatives Fund	$54,307,065	$39,650,304	$14,656,761
Quality Income Fund	$113,116,689	$61,613,303	$51,503,386
For Funds with fiscal period ending July 31
Floating Rate Fund	$73,443,911	$10,369,619	$63,074,292
Limited Duration Credit Fund	$22,796,584	$14,030,734	$8,765,850
MN Tax-Exempt Fund	$12,828,348	$5,057,896	$7,770,452
OR Intermediate Municipal Bond Fund	$199,556	$199,556	$0
Strategic Municipal Income Fund	$66,557,409	$57,526,831	$9,030,578
U.S. Social Bond Fund	$205,003	$0	$205,003
Ultra Short Term Bond Fund	$3,150,762	$0	$3,150,762
For Funds with fiscal period ending August 31
Emerging Markets Bond Fund	$36,991,051	$10,670,644	$26,320,407
Greater China Fund	$16,156,260	$16,156,260	$0
MM Alternative Strategies Fund	$8,594,898	$0	$8,594,898
MM Total Return Bond Strategies Fund	$528,816,557	$350,681,507	$178,135,050
Small Cap Growth Fund	$349,831,649	$349,596,766	$234,883
Strategic Income Fund	$198,874,587	$83,287,149	$115,587,438
For Funds with fiscal period ending October 31
CT Intermediate Municipal Bond Fund	$503,827	$89,803	$414,024
Intermediate Duration Municipal Bond Fund	$34,871,803	$28,068,754	$6,803,049
MA Intermediate Municipal Bond Fund	$2,449,976	$0	$2,449,976
NY Intermediate Municipal Bond Fund	$2,203,465	$178,333	$2,025,132
Select Global Equity Fund	$1,982,499	$1,982,499	$0
Strategic CA Municipal Income Fund	$9,116,158	$8,174,966	$941,192
Strategic NY Municipal Income Fund	$2,812,708	$2,033,636	$779,072
Equalization Accounting
Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.
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Taxation of Fund Investments
In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.
For U.S. federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), which is generally treated as interest for U.S. federal income tax purposes. If a Fund purchases a debt obligation with OID, which exceeds a de minimis amount, the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation, and depending on market conditions and the credit quality of the bond, might not ever receive cash for such discount. OID on tax-exempt bonds is generally not subject to U.S. federal income tax (but may be subject to the U.S. federal alternative minimum tax or "AMT," as that term is defined below). Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.
Debt securities may be purchased by a Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time a Fund purchased the securities. This additional discount represents market discount for U.S. federal income tax purposes. Generally, market discount is accrued on a daily basis. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount (other than a de minimis market discount), generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.
A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to include market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund, and depending on market conditions and the credit quality of the bond, might not ever be received. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.
If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as: (1) whether a Fund should recognize market discount on a debt obligation and, if so, (2) the amount of market discount the Fund should recognize, (3) when a Fund may cease to accrue interest, OID or market discount, (4) when and to what extent deductions may be taken for bad debts or worthless securities and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status and eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Very generally, when a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond if the Fund elected to amortize bond premium. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable interest income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis and the tax-exempt interest available for exempt-interest dividends to shareholders by the amount of the amortized premium.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction, unless the option is subject to Section 1256 of the Code, described below. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium
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received to the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining forty percent will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.
If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
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The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that the Funds make distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.
In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the “wash sale” rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a regulated investment company that is accorded special tax treatment.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements and certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives or commodity-linked transactions.
Certain of the Funds employ a multi-manager approach in which the Investment Manager and one or more investment subadvisers each provide day-to-day portfolio management for a portion (or “sleeve”) of the Fund’s assets. Due to this multi-manager approach, certain of these Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character and/or amount of a Fund’s distributions to shareholders.
Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide,
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that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income. Subject to any future regulatory guidance to the contrary, any Fund distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP, will evidently not qualify for the deduction that could be available to a non-corporate shareholder were the shareholder to own such MLP directly.
As noted above, certain of the ETFs and MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a Fund’s investment in that vehicle would be treated as an investment in a publicly traded partnership subject to taxation as a corporation, which would reduce the amount of income available for distribution by the vehicle to the Fund, and could adversely affect the Fund’s qualification for the asset diversification test, and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.
“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a foreign corporation that, for its taxable year in which the dividend is paid or the preceding taxable year, is a PFIC will not be eligible to be treated as qualified dividend income, as defined below.
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A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (CFC) provisions of the Code. Generally, a CFC is a foreign corporation that is owned (directly, indirectly, or constructively determined by reference to complex ownership attribution rules under the Code) more than 50% (measured by voting power or value) by U.S. Shareholders.
Each Subsidiary of each of Commodity Strategy Fund, MM Alternative Strategies Fund and Multi Strategy Alternatives Fund is expected to be a CFC in which the Fund owning the Subsidiary will be a U.S. Shareholder. If the Fund is a U.S. Shareholder, such Fund will be required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. The Subsidiary may be required to sell investments in order to make cash payments to the Fund, including at a time when it may be disadvantageous to do so. Please refer to the section entitled Taxation – The Subsidiary for further information.
In addition, if any income earned by a Subsidiary were treated as “effectively connected” with the conduct of a trade or business in the United States (effectively connected income or ECI), such income would be subject to both a so-called “branch profits tax” and a U.S. federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, a Subsidiary were to earn ECI in connection with its direct investment activities, a portion or all of the Subsidiary’s income would be subject to these U.S. taxes. The Funds that own one or more Subsidiaries expect that, in general, the activities of the Subsidiaries will be conducted in such a manner that they will not be treated as engaged in a U.S. trade or business, but there can be no assurance that the entity will not recognize any effectively connected income. The imposition of U.S. taxes on ECI could significantly reduce shareholders’ returns on their investments in a Fund owning a Subsidiary subject to such taxes. The Fund does not expect that income from any Subsidiary will be eligible to be treated as qualified dividend income. In addition, the Fund does not expect that distributions from any Subsidiary will be eligible for the dividends-received deduction.
In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.
Taxation of Distributions
Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.
For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends and qualified dividend income, each defined below) are generally taxable as ordinary income, and distributions of net gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in
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written statements furnished to its shareholders. Certain events may require a Fund to sell significant amounts of appreciated securities, and make large Capital Gain Dividends relative to the Fund’s NAV. Such events may include large net shareholder redemptions, portfolio rebalancing or fund mergers. A Fund generally provides estimates of expected Capital Gain Dividends (if any) prior to the distribution on columbiathreadneedleus.com.
Regulations under Section 1061 of the Code provide special rules for certain capital gain dividends paid by regulated investment companies that are specifically designated by the regulated investment company for purposes of Section 1061. The Funds are not required to make such designations for purposes of Section 1061, and generally do not intend to make such designations.
Dividends reported by a Fund as qualified dividend income are generally taxed at long-term capital gain tax rates for individual shareholders. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the Fund's shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s gross income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.
The Code generally imposes a 3.8% net investment income tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. Certain details of the implementation of the tax remain subject to future guidance. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
As described above, if the Fund invests in REITs, the Fund may report “section 199A dividends” treated as qualified REIT dividends in the hands of non-corporate shareholders, who are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of Fund Shares
Generally, if a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.
If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. This sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. If a shareholder realizes a loss on a disposition of Fund
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shares, the loss generally will be disallowed under the “wash sale” rules to the extent that he or she purchases (including through the reinvestment of dividends) substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).
Cost Basis Reporting
Each Fund, other than Government Money Market Fund, (or the shareholder’s financial intermediary, if Fund shares are held through a financial intermediary) generally is required to report to shareholders and the IRS gross proceeds on the sale, redemption or exchange of Fund shares. In addition, for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012, the Funds (or the shareholder’s financial intermediary) generally are required to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account and is not required for shares of Government Money Market Fund. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Columbia Funds’ website at columbiathreadneedleus.com or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a financial intermediary, he or she should contact such financial intermediary to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required. Shareholders of Government Money Market Fund should keep records sufficient to determine gains and losses on their Fund shares.
Foreign Taxes
Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds-of-Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.
In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.
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Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
If a taxpayer claims a foreign tax credit and the tax is later refunded, the taxpayer generally must notify the IRS, which redetermines the taxpayer’s U.S. income tax liability for the relevant years. The application of this rule to a Fund that has elected to pass through foreign tax credits to shareholders is not entirely clear. If a Fund receives a refund of foreign taxes paid in a prior year, the Fund may file amended income tax returns for the year or years in which such tax was paid, in which case shareholders during such year or years may owe additional tax, or, if eligible, the Fund may either (A) elect to apply the foreign tax netting approach described in Section 4 of Notice 2016-10 (or subsequently-issued regulations) with respect to such refund in the Fund’s current taxable year, or (B) request an IRS closing agreement with respect to the refund, as described in Section 5 of Notice 2016-10 (or subsequently-issued regulations). Very generally, if the foreign tax netting approach is used, the Fund would reduce the amount of foreign taxes reported to shareholders for the year in which the refund is received, thereby reducing the foreign tax credits passed through to shareholders for such year. If the Fund enters into an IRS closing agreement, the Fund generally will be required to pay a tax or other amount to the IRS in lieu of an amended tax return, and in satisfaction of any potential U.S. tax liability of Fund shareholders with respect to such refunded foreign tax. Therefore, this decision could affect the amount of foreign tax passed through to shareholders, and the amount of tax incurred by the Fund. The Fund is not required to distribute any foreign tax refunded.
Special Tax Considerations Pertaining to Tax-Exempt Funds
If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a Tax-Exempt Fund). In some cases, a Fund may also be eligible to pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds (as defined below) in which it invests, see Special Tax Considerations Pertaining to Funds-of-Funds below.
Distributions by a Tax-Exempt Fund, other than those attributable to interest on the Tax-Exempt Fund’s tax-exempt obligations and properly reported as exempt-interest dividends, will be taxable to shareholders as ordinary income or long-term capital gain or, in some cases, could constitute a return of capital to shareholders. See Taxation of Distributions above. Each Tax-Exempt Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Tax-Exempt Fund’s income that was tax-exempt during the period covered by the distribution. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long-term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).
Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states).
You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund. Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (AMT). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.
Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay
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exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.
A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
Special Tax Considerations Pertaining to Funds-of-Funds
Certain Funds (each such fund, a Fund-of-Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds). Consequently, their income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund-of-Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund-of-Funds recognizes its share of those losses (so as to offset distributions of capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund-of-Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund-of-Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).
In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund-of-Funds. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund-of-Funds at a loss and the Fund-of-Funds acquires additional shares of that same underlying fund within the period beginning 30 days before and ending 30 days after the date of the sale. The rules could defer losses of a Fund-of-Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund-of-Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund-of-Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds.
Depending on the percentage ownership of a Fund-of-Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund-of-Funds of such underlying fund may cause the Fund-of-Funds to be treated as receiving a dividend in the full amount of the redemption proceeds instead of receiving a capital gain or loss on the redemption of shares of the underlying fund. This could be the case where a Fund-of-Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund-of-Funds would affect the amount and character of income required to be distributed by both the Fund-of-Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund-of-Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.
If a Fund-of-Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund-of-Funds is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund-of-Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund-of-Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund-of-Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund-of-Funds meets the holding period and other requirements with respect to shares of the underlying fund.
If a Fund-of-Funds is a “qualified fund-of-funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in which it invests. For further considerations pertaining to exempt-interest dividends, see Special Tax Considerations Pertaining to Tax-Exempt Funds above.
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Further, if a Fund-of-Funds is a qualified fund-of-funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund-of-Funds or paid by an underlying fund in which the Fund-of-Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund-of-Funds will be eligible to claim a tax credit or deduction for such taxes, subject to applicable limitations. However, even if a Fund-of-Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.
Finally, a Fund-of-Funds generally must look through its 20% voting interest in a corporation, including an underlying fund, to the underlying assets thereof for purposes of the diversification test; special rules potentially provide limited relief from the application of this rule where the Fund-of-Funds is a qualified fund-of-funds.
Backup Withholding
Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, a percentage of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. Proceeds from redemptions of Government Money Market Fund shares are not subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.
Tax-Deferred Plans
The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Corporate Shareholders
Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund-of-Funds invests, see Special Tax Considerations Pertaining to Funds-of-Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.
As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.
Foreign Shareholders
For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Distributions by a Fund made to foreign shareholders that are not “U.S. persons” within the meaning of the Code properly reported by a Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends or (4) exempt-interest dividends, each as defined above or below, generally are not subject to withholding of U.S. federal income tax. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property
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interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends, exempt-interest dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders (provided, in the case of exempt-interest dividends, that the Fund and the underlying RIC meet the requirements discussed in Special Tax Considerations Pertaining to Funds-of-Funds above).
A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, exempt-interest dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income, or to short-term capital gains or U.S. source interest income to which the exception from withholding description above does not apply) are generally subject to U.S. federal income tax withheld at a rate of 30% (or lower applicable treaty rate).
In general, a foreign shareholder is not subject to U.S. federal income tax and withholding on gains (and is not allowed a deduction for losses) realized on the disposition of shares of a Fund unless: (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of disposition and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (USRPIs) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Special rules apply if a Fund were a qualified investment entity (QIE) because it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below.
Generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets.
USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs, may be a USRPHC. Interests in: (i) domestically controlled QIEs, including REITs and RICs that are QIEs, (ii) not-greater-than 10% interests in publicly traded classes of stock in REITs, and (iii) not-greater-than-5% interests in publicly traded classes of stock in RICs, generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
Moreover, if a Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable tax year. Such withholding generally is not required if the Fund is a domestically controlled QIE.
If a Fund is a QIE, under a special “look through” rule, any distributions by the Fund to a greater-than-5% foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund. For purposes of this “look through” rule, beginning with the 2021 taxable year, the Fund is required to report Fund distributions attributable to USRPI from the Fund’s investments in REITs on forms 1099-DIV.
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Foreign shareholders of a Fund may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.
A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Tax-Exempt Shareholders
Each Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. For tax years beginning after 2017, entities subject to UBTI are required to calculate UBTI separately for each unrelated trade or business, which may limit their ability to offset gains and losses from multiple unrelated trades or businesses.
It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs). Furthermore, any investment in residual interests of a collateralized mortgage obligation (CMO) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.
Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this
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reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, FATCA), generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an IGA) between the United States and a foreign government, as described more fully below. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund is generally required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., exempt-interest dividends, short-term capital gain dividends and interest-related dividends).
Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides a Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (FFI) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed-compliant FFI,” or (iii) be covered by an applicable IGA between the United States and a non-U.S. government to implement FATCA and improve international tax compliance. In any of these cases, the investing FFI generally will be required to provide its Fund with appropriate identifiers, certifications or documentation concerning its status.
A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with applicable IGAs or other applicable law or regulation.
Prospective investors are urged to consult their tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Special Tax Considerations Pertaining to State Tax-Exempt Municipal Bond Funds
The following summaries of certain tax considerations relating to the state municipal bond funds set forth below are only intended as general overviews of these tax considerations. They are not intended as detailed explanations of any state’s income tax treatment of any state municipal bond fund or its shareholders. You should consult your own tax advisor regarding the consequences of your investment in a state municipal bond fund.
Tax Considerations of Modifications to the State Municipal Bond Funds with respect to AMT
On December 22, 2017, H.R. 1, informally titled the Tax Cuts and Jobs Act (the TCJA), was enacted. The TCJA made major changes to the Internal Revenue Code of 1986, as amended (the Code), including changes to the alternative minimum tax (the AMT) under Section 55 of the Code and certain other related sections of the Code. For taxpayers that are individuals, the TCJA temporarily (i) increases the “exemption amount,” as defined in Section 55(d)(1) of the Code (the Exemption Amount); and (ii) increases the income thresholds where the Exemption Amount begins to be reduced under Section 55(d)(2) of the Code (the Phase-Out Amount). Both of these changes mean that fewer taxpayers that are individuals will be subject to the AMT for taxable years beginning after 2017 and before 2026. The TCJA does not increase the Exemption Amount or the Phase-Out Amount for estates or trusts.
Each of the state municipal bond funds may invest up to 20% of its net assets in securities whose income is subject to the federal AMT. Many aspects of the TCJA remain uncertain, and additional administrative guidance will be required in order to fully evaluate the effect of many provisions. The effect of any technical corrections with respect to the TCJA could have an adverse effect on municipal bond funds and investors in such funds. Furthermore, certain states impose an alternative minimum tax at the state level that is not affected by the TCJA.
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California AMT Considerations
If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company should be qualified to make distributions that are exempt from California state individual income tax (California Exempt-interest Distributions). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Territory obligations. Each of California Intermediate Municipal Bond Fund and Strategic California Municipal Income Fund intends to qualify under the above requirements so that it can pay California Exempt-interest Distributions.
Under the above requirements, within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California Exempt-interest Distributions paid by the Fund with respect to any taxable year generally cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be disallowed as deductions under California state individual income tax law or federal income tax law as either expenses related to tax exempt income or amortizable bond premium.
Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Intermediate Municipal Bond Fund or Strategic California Municipal Income Fund is generally not deductible for California state individual income tax purposes if the Fund distributes California Exempt-interest Distributions during the shareholder’s taxable year.
The portion of any of the Fund’s distributions constituting California Exempt-interest Distributions should be excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.
With respect to California’s alternative minimum tax (the CA AMT), the CA AMT does not conform to the TCJA changes to federal AMT. California continues to impose an alternative minimum tax on corporations. Furthermore, for taxpayers that are individuals, California’s exemption amounts and phase-out amounts are not impacted by the changes in the TCJA discussed above in the section Tax Considerations of Modifications to the State Municipal Bond Funds with respect to AMT. Therefore, the decision to allow the California Intermediate Municipal Bond Fund to invest up to 20% of net assets in securities whose income is subject to the federal AMT may increase certain investors’ exposure to CA AMT. Accordingly, potential investors in the Funds should consult their own tax advisors with respect to the application of the CA AMT to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.
Connecticut AMT Considerations
Connecticut residents, part-year residents, and nonresidents with Connecticut-source income may be subject to Connecticut alternative minimum tax (CT AMT) in a year if they incur federal AMT in that year. Connecticut generally conforms to the 2017 changes to the federal AMT for taxpayers that are individuals, described above. Companies doing business in Connecticut may be subject to a minimum tax, which does not conform to the federal AMT on corporations, and consequently, the 2017 repeal of the federal corporate AMT does not affect this minimum tax.
Massachusetts AMT Considerations
Massachusetts generally does not have an alternative minimum tax, although companies doing business in Massachusetts and subject to the corporation excise tax or the financial institution excise tax may be subject to a $456 minimum tax. The 2017 repeal of the federal corporate AMT does not affect the Massachusetts minimum tax on corporations.
Minnesota AMT Considerations
The portion of the Minnesota Tax-Exempt Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of Minnesota, its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities should be exempt from Minnesota personal income tax for shareholders of the Fund who are individuals, estates or trusts so long as the portion of the exempt-interest distributions from Minnesota that are paid equals or exceeds 95% of all exempt-interest dividends paid by the Fund. In addition, distributions with respect to interest derived from obligations of any authority, or commission of the United States should not be subject to the Minnesota personal income tax for shareholders who are individuals, estates or trusts. Distributions of income not attributable to distributions described in the preceding two sentences or capital gains may be subject to Minnesota personal income taxes. In addition, distributions to a corporation will generally be subject to the Minnesota income tax.
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With respect to Minnesota’s alternative minimum tax (the MN AMT), the MN AMT does not conform to the TCJA changes to federal AMT. Minnesota continues to impose an alternative minimum tax on corporations. Furthermore, for taxpayers that are individuals, Minnesota’s exemption amounts and phase-out amounts are not impacted by the changes in the TCJA discussed above in the section Tax Considerations of Modifications to the Municipal Bond Funds with respect to AMT.
New York AMT Considerations
New York generally does not have an alternative minimum tax, although corporations doing business in New York may be subject to a fixed dollar minimum tax of up to $200,000. The 2017 repeal of the federal corporate AMT does not affect the New York fixed dollar minimum tax on corporations.
Oregon AMT Considerations
Oregon generally does not have an alternative minimum tax, although corporations doing business in Oregon and subject to the corporation income tax may be subject to a minimum tax of up to $100,000. The 2017 repeal of the federal corporate AMT does not affect the Oregon minimum tax on corporations.
The Subsidiary
Each of Commodity Strategy Fund, MM Alternative Strategies Fund and Multi Strategy Alternatives Fund (for purposes of this section, the Fund) intends to invest a portion of its assets in one or more Subsidiaries, each of which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary might constitute a United States trade or business.
Even if the Subsidiary is not engaged in a United States trade or business, it will potentially be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.
The Subsidiary will be treated as a “controlled foreign corporation” for U.S. federal tax purposes. The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income.” It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” is generally treated as ordinary income. Under regulations, the annual net income, if any, realized by the Subsidiary and treated as received by the Fund for U.S. federal income tax purposes will constitute qualifying income for purposes of the Fund’s qualification as a regulated investment company under the Code either to the extent such net income is currently and timely repatriated to the Fund or if such income is treated as received in connection with the Fund’s investments in stocks and securities. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund and generally is not permitted to be carried forward to offset income of the Subsidiary in future years. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income,” and will reduce the Fund’s tax basis in the Subsidiary.
In order to qualify for the special tax treatment accorded to regulated investment companies under the Code, the Fund must satisfy the 90% gross income requirement and the asset diversification requirement. These requirements are not applicable to the Subsidiary. For purposes of the asset diversification requirement, the Fund will limit its investment in the Subsidiary in the aggregate to 25% or less of the Fund's total assets as of the end of every quarter of its taxable year; the asset diversification requirement applies to the Fund's interest in the Subsidiary but not to the Subsidiary's investments.
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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Management Ownership
As of June 30, 2023, the Trustees and Officers of the Trusts, as a group, beneficially owned less than 1% of each class of shares of each Fund, except as set forth in the table below. The table shown below does not include notional investments under the Deferred Compensation Plan in respect of which the Trustee does not have the right to vote.
Fund	Class	Percentage of Class Beneficially Owned
Adaptive Retirement 2030 Fund	Class Adv	93.77%
Adaptive Retirement 2035 Fund	Class Adv	30.49%
Adaptive Risk Allocation Fund	Class Inst2	1.72%
Flexible Capital Income Fund	Class Inst2	1.56%
Floating Rate Fund	Class Inst2	5.65%
Overseas Core Fund	Class Inst2	28.59%
Select Large Cap Growth Fund	Class Inst2	2.28%
Select Large Cap Value Fund	Class Inst2	1.06%
Select Mid Cap Value Fund	Class Inst2	1.25%
Principal Shareholders and Control Persons
The tables below identify the names, address and ownership percentage of each person who owns of record or is known by the Trusts to own beneficially 5% or more of any class of a Fund’s outstanding shares (Principal Holders) or 25% or more of a Fund’s outstanding shares (Control Persons). A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders. Additional information about Control Persons, if any, is provided following the tables. The information provided for each Fund is as of a date no more than 30 days prior to the date of filing a post-effective amendment to the applicable Trust’s registration statement with respect to such Fund.
The information provided for each Fund is as of the date indicated in the table below, and certain share classes may have changed since such date as follows.
Funds with Fiscal Period Ending January 31:
Except as otherwise indicated, the information below is as of April 30, 2023:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Capital Allocation Aggressive Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	75.44%	68.23%
		Class C	82.42%
		Class Inst	26.58%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	12.57%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	10.09%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst3	16.31%	N/A
		Class R	6.14%
	MATRIX TRUST CO CUST FBO PO BOX 52129 PHOENIX AZ 85072-2129	Class Adv	63.52%	N/A
		Class Inst2	18.62%
		Class Inst3	67.99%
		Class R	80.93%
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Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	9.16%	N/A
		Class Adv	26.82%
		Class Inst	28.58%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	5.60%	N/A
		Class Inst2	38.60%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	11.08%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	7.73%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	16.78%	N/A
Capital Allocation Conservative Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	80.26%	72.95%
		Class C	80.17%
		Class Inst	38.75%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	14.99%	N/A
	C/O MISSIONSQUARE RETIREMENT ST PETERSBURG GENERAL EE DROP 1 4TH ST N ST PETERSBURG FL 33701-3804	Class Inst3	5.36%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R	14.46%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	11.44%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst2	27.23%	N/A
		Class Inst3	30.81%
	MATRIX TRUST CO CUST FBO PO BOX 52129 PHOENIX AZ 85072-2129	Class Adv	14.21%	N/A
		Class Inst2	11.34%
		Class Inst3	51.38%
		Class R	61.43%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. STATE OF HAWAII DEPT OF EDU 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.04%	N/A
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Adv	44.00%	N/A
		Class Inst	20.16%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	38.68%	N/A
		Class Inst2	34.19%
Statement of Additional Information – August 1, 2023	288

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	20.55%	N/A
Capital Allocation Moderate Aggressive Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	62.35%	55.02%
		Class C	86.96%
		Class Inst	9.78%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	5.18%	N/A
		Class Inst2	23.18%
	CHARLES SCHWAB BANK CUST WOODRIDGE CLINIC SC PS & 401K PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	Class R	7.97%	N/A
	EMPOWER TRUST COMPANY LLC TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst3	10.32%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst2	38.50%	N/A
		Class Inst3	19.99%
	MATRIX TRUST CO CUST FBO PO BOX 52129 PHOENIX AZ 85072-2129	Class Adv	74.04%	N/A
		Class Inst3	47.49%
		Class R	40.74%
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	11.90%	N/A
		Class Adv	12.47%
		Class Inst	13.20%
		Class Inst3	8.84%
		Class V	12.63%
	MITRA & CO FBO C/O RELIANCE TRUST COMPANY WI 4900 WEST BROWN DEER ROAD MAILCODE: BD1N – ATTN: MF MILWAUKEE WI 53223-2422	Class R	42.67%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	6.87%	N/A
		Class Inst2	10.80%
		Class Inst3	6.29%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	5.86%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	6.94%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	15.53%	N/A
Capital Allocation Moderate Conservative Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	81.95%	77.35%
		Class C	82.88%
		Class Inst	28.41%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	25.71%	N/A
Statement of Additional Information – August 1, 2023	289

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	EMPOWER TRUST COMPANY LLC TTEE F RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst3	7.63%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	6.57%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst2	19.89%	N/A
		Class Inst3	32.40%
		Class R	29.97%
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	7.42%	N/A
		Class Inst	7.32%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	62.85%	N/A
		Class Inst2	40.08%
	PAI TRUST COMPANY, INC. COMPANION ANIMAL HOSPITAL OF INDIAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	62.08%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	35.59%	N/A
		Class Inst2	5.60%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST EVANGELICAL COMMUNITY HOSPITAL 1 HOSPITAL DR LEWISBURG PA 17837-9350	Class Inst3	53.72%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	9.22%	N/A
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class Inst	6.71%	N/A
Capital Allocation Moderate Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	88.93%	84.41%
		Class C	87.64%
		Class Inst	46.65%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	10.50%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	13.06%	N/A
		Class R	8.89%
	EMPOWER TRUST COMPANY LLC TTEE F RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst3	9.93%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	7.34%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst3	32.11%	N/A
		Class R	12.23%
Statement of Additional Information – August 1, 2023	290

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MATRIX TRUST CO CUST FBO PO BOX 52129 PHOENIX AZ 85072-2129	Class Adv	84.48%	N/A
		Class Inst3	51.13%
		Class R	57.50%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Inst2	36.90%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	13.01%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	22.69%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	29.12%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	8.20%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Inst	7.49%	N/A
Income Builder Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	74.05%	62.90%
		Class C	57.87%
		Class Inst	58.20%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	16.85%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	80.59%	N/A
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	16.12%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	7.35%	N/A
		Class Inst	5.92%
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Inst	5.33%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class Inst	6.33%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	5.41%	N/A
		Class Adv	49.98%
		Class C	5.06%
		Class Inst2	55.70%
		Class Inst3	5.17%
Statement of Additional Information – August 1, 2023	291

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	20.77%	N/A
		Class Inst2	15.78%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST 2100 PONTIAC LAKE ROAD WATERFORD MI 48328-2762	Class Adv	6.41%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	7.56%	N/A
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	91.11%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.56%	N/A
		Class Inst	9.78%
Funds with Fiscal Period Ending February 28/29:
Except as otherwise indicated, the information below is as of May 31, 2023:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Convertible Securities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	21.14%	N/A
		Class C	18.65%
		Class Inst	30.77%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	35.92%	N/A
	SEI PRIVATE TRUST COMPANY C/O MOODY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst2	5.68%	N/A
	CAPITAL BANK & TRUST CO FBO C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	13.96%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.02%	N/A
		Class Inst2	24.35%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	9.96%	N/A
	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class Inst3	57.83%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	11.07%	N/A
Statement of Additional Information – August 1, 2023	292

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA AGGRESSIVE GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	5.16%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.27%	N/A
		Class Inst	6.63%
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.70%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	28.24%	N/A
		Class C	8.54%
		Class Inst	7.31%
		Class Inst3	14.59%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	14.01%	N/A
		Class Inst	16.62%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	8.30%	N/A
		Class Adv	29.50%
		Class Inst2	42.19%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	59.49%	N/A
		Class Inst2	7.99%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	12.30%	N/A
		Class Inst	10.38%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7554	Class Inst	7.19%	N/A
	STATE STREET CORPORATION 1 LINCOLN ST BOSTON MA 02111-2901	Class R	9.71%	N/A
	STEVEN HOLLINGSHEAD TTEE FBO C/O FASCORE HOLLYS CUSTOM PRINT INC 401K PSP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	17.93%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	16.38%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	5.52%	N/A
	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.98%	N/A
		Class C	21.90%
		Class Inst	5.46%
Global Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	48.28%	41.17%
		Class C	40.04%
		Class Inst	18.39%
Statement of Additional Information – August 1, 2023	293

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst2	10.90%	N/A
		Class Inst3	6.46%
	CAPITAL BANK & TRUST CO FBO C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.48%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	16.82%	N/A
		Class Inst2	16.37%
		Class Inst3	8.34%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	56.62%	N/A
	EMPOWER TRUST FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class Inst2	5.54%	N/A
	JOHN HANCOCK LIFE INS CO USA 601 CONGRESS ST ST4 TRADING OPS BOSTON MA 02210-2804	Class Inst2	18.51%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	7.49%	N/A
	MASSACHUSETTS MUTUAL INSURANCE COM 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	Class Inst3	14.46%	N/A
		Class R	29.72%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	6.18%	N/A
		Class Adv	16.48%
		Class Inst	6.90%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	5.00%	N/A
		Class Adv	20.73%
		Class Inst	6.38%
		Class Inst2	20.98%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	44.83%	N/A
		Class C	8.17%
	STATE STREET CORPORATION 1 LINCOLN ST BOSTON MA 02111-2901	Class R	16.58%	N/A
	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Class Inst3	7.01%	N/A
		Class R	14.49%
	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	11.70%	N/A
Large Cap Enhanced Core Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	32.18%	N/A
		Class Inst	14.47%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	27.65% (a)
	SEI PRIVATE TRUST COMPANY C/O MOODY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst2	5.03%	N/A
Statement of Additional Information – August 1, 2023	294

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	EMPOWER TRUST FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class Inst3	6.40%	N/A
	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	Class Adv	11.76%	N/A
	JPMCB NA CUST FOR COLUMBIA THERMOSTAT FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	46.02%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	14.38%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	22.78%	N/A
		Class Inst	13.99%
		Class Inst3	25.52%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst2	9.50%	N/A
		Class R	79.27%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	7.74%	N/A
		Class Adv	69.86%
		Class Inst	10.12%
		Class Inst2	43.18%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	12.39%	N/A
		Class Inst	5.44%
		Class Inst2	17.61%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	10.10%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	8.80%	N/A
	VANGUARD FIDUCIARY TRUST CO PO BOX 2600 VM 613 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class Inst3	5.31%	N/A
Large Cap Growth Opportunity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	6.02%	N/A
		Class C	12.53%
		Class Inst	12.07%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	10.26%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	35.76%	N/A
	EMPOWER TRUST FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class R	21.54%	N/A
	FIIOC FBO 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	Class Adv	7.02%	N/A
		Class Inst2	9.80%
Statement of Additional Information – August 1, 2023	295

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class Inst3	27.04%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	5.47%	N/A
		Class C	12.12%
		Class Inst	8.95%
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Inst2	7.00%	N/A
		Class R	14.35%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	31.07%	25.82%
		Class Inst	15.88%
		Class Inst3	11.45%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	8.46%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class A	8.56%	N/A
		Class C	6.82%
		Class Inst	8.50%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	8.22%	N/A
		Class Adv	38.83%
		Class Inst	5.79%
		Class Inst2	27.25%
		Class Inst3	25.30%
	PAI TRUST COMPANY INC GARY CEDER & ASSOCIATES, INC 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class Inst3	5.89%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	36.31%	N/A
		Class C	9.30%
		Class Inst2	10.38%
		Class Inst3	26.71%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	22.48%	N/A
		Class Inst	8.44%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	7.95%	N/A
	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Class R	30.14%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.57%	N/A
		Class Inst	13.75%
	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.79%	N/A
		Class Inst	7.17%
Large Cap Index Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	33.26% (a)
Statement of Additional Information – August 1, 2023	296

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	13.10%	N/A
	EMPOWER TRUST FBO CULLEN AND DYKMAN SAVINGS PLAN I 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class Inst2	6.19%	N/A
	EMPOWER TRUST FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class A	15.98%	N/A
		Class Inst	5.70%
		Class Inst2	19.70%
	FIIOC FBO 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	Class A	6.50%	N/A
	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	Class Inst2	15.24%	N/A
	JPMCB NA CUST FOR COLUMBIA THERMOSTAT FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	36.08%	N/A
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA AGGRESSIVE GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	43.62%	N/A
	LINCOLN RETIREMENT SERVICES CO FBO PO BOX 7876 FORT WAYNE IN 46801-7876	Class A	7.36%	N/A
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class A	6.39%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	7.55%	N/A
		Class Inst3	58.41%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst	10.24%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Inst2	7.20%	N/A
	NATIONWIDE LIFE INSURANCE CO (NACO) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Inst2	5.62%	N/A
	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Class Inst2	7.26%	N/A
Statement of Additional Information – August 1, 2023	297

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Mid Cap Index Fund	AUL AMERICAN GROUP RETIREMENT ANNUITY ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	Class A	5.08%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.69%	N/A
		Class Inst	6.59%
		Class Inst2	7.34%
	EMPOWER TRUST FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class A	12.24%	N/A
		Class Inst	5.72%
		Class Inst2	11.61%
	FIIOC FBO 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	Class A	6.84%	N/A
		Class Inst2	5.30%
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA AGGRESSIVE GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	37.03%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	26.09%	N/A
		Class Inst	5.24%
		Class Inst2	25.05%
		Class Inst3	75.56%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst	6.12%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Inst3	12.54%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	8.35%	N/A
	STANDARD INSURANCE COMPANY 1100 SW 6TH AVE ATTN: SEP ACCT P11D PORTLAND OR 97204-1093	Class Inst2	6.78%	N/A
	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Class Inst2	5.62%	N/A
Overseas Core Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	80.64%	N/A
		Class C	52.83%
		Class Inst	11.42%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	57.60%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	6.39%	76.04% (a)
		Class R	100.00%
Statement of Additional Information – August 1, 2023	298

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FIRST REPUBLIC BANK C/O RELIANCE MUTUAL FUND TRADING 111 PINE ST SAN FRANCISCO CA 94111-5628	Class Inst2	17.80%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	31.25%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	36.65%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	5.91%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	22.16%	N/A
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA AGGRESSIVE GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	52.31%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	35.39%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	22.76%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	70.85%	N/A
		Class Inst2	21.79%
	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	29.76%	N/A
Overseas Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	52.79%	N/A
		Class C	21.33%
		Class Inst	24.40%
	SEI PRIVATE TRUST COMPANY C/O MOODY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst3	50.94%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	66.06%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	6.18%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Adv	12.23%	N/A
		Class Inst	9.13%
Statement of Additional Information – August 1, 2023	299

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MASSACHUSETTS MUTUAL INSURANCE COM 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	Class R	11.15%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	12.25%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	26.92%	N/A
		Class Inst	22.52%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	7.52%	N/A
		Class Adv	24.44%
		Class Inst2	16.57%
		Class Inst3	10.65%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	38.59%	N/A
		Class C	9.75%
		Class Inst2	6.85%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PRISMA HEALTH RETIREMENT SAVINGS 300 E MCBEE AVE GREENVILLE SC 29601-2842	Class Adv	14.41%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	6.99%	N/A
		Class C	14.09%
		Class Inst	8.24%
	STATE STREET CORPORATION 1 LINCOLN ST BOSTON MA 02111-2901	Class R	17.25%	N/A
	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Class R	40.35%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	17.96%	N/A
	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	8.44%	N/A
Select Large Cap Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	10.77%	N/A
		Class C	42.55%
		Class Inst	15.13%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	9.89%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	43.00% (a)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	28.60%	N/A
Statement of Additional Information – August 1, 2023	300

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	35.27%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	5.18%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	17.47%	N/A
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA AGGRESSIVE GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	10.80%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.68%	N/A
		Class Inst	30.56%
	MATRIX TRUST COMPANY AS AGENT FOR TD AMERITRADE TRUST COMPANY TDARP SOULE SOFTWARE 401(K) PLAN PO BOX 17749 DENVER CO 80217-0749	Class Adv	5.87%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	57.63%	N/A
		Class C	5.24%
		Class Inst	5.98%
		Class Inst3	6.83%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	5.80%	N/A
		Class Adv	76.84%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	12.09%	N/A
		Class C	6.26%
		Class Inst2	15.46%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	10.31%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	74.59%	N/A
	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	17.29%	N/A
Select Mid Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	42.73%	N/A
		Class C	33.82%
		Class Inst	9.80%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	6.77%	N/A
Statement of Additional Information – August 1, 2023	301

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHAIR OF THE BRD OF TRUSTEES OF TN CONSLDTD RET SYS & THE COMM OF FINA C/O FASCORE LLC FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Adv	61.06%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	9.35%	N/A
		Class Inst2	23.80%
	DCGT AS TTEE AND /OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class Inst3	5.48%	N/A
		Class R	5.96%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	5.22%	N/A
		Class Inst3	39.66%
	EMPOWER ANNUITY INSURANCE FBO FUTURE FUNDS I 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class R	12.09%	N/A
	EMPOWER TRUST FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class Inst2	9.91%	N/A
		Class R	20.51%
	ING FUND OPERATIONS TTEE FBO ING LIFE INSURANCE & ANNUITY CO 1 ORANGE WAY WINDSOR CT 06095-4773	Class Inst3	8.83%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.82%	N/A
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	7.68%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Inst2	8.23%	N/A
		Class Inst3	10.35%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	11.00%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	5.91%	N/A
		Class Adv	7.73%
		Class Inst2	32.17%
		Class Inst3	10.92%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	5.01%	N/A
	STATE STREET CORPORATION 1 LINCOLN ST BOSTON MA 02111-2901	Class R	5.22%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	7.07%	N/A
Statement of Additional Information – August 1, 2023	302

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Class R	18.89%	N/A
	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Class Inst	10.39%	N/A
	VENERABLE INSURANCE & ANNUITY CO 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class Inst2	6.25%	N/A
	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.85%	N/A
Small Cap Index Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	28.65%	N/A
		Class Inst	8.45%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	6.74%	N/A
		Class Inst2	7.07%
	EMPOWER TRUST FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class A	7.20%	N/A
		Class Inst2	7.66%
	FIIOC FBO 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	Class Inst2	5.36%	N/A
	JPMCB NA CUST FOR COLUMBIA THERMOSTAT FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	14.89%	N/A
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA AGGRESSIVE GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	14.40%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	16.01%	N/A
		Class Inst2	7.56%
		Class Inst3	62.04%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	5.13%	N/A
		Class Inst	8.11%
		Class Inst2	34.00%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	12.86%	N/A
	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Inst	6.50%	N/A
Small Cap Value Fund II	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	17.72%	N/A
		Class C	62.98%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.28%	N/A
		Class Inst	12.69%
		Class Inst2	15.78%
Statement of Additional Information – August 1, 2023	303

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	DCGT AS TTEE AND /OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class Inst3	10.41%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	7.98%	N/A
		Class Inst3	14.82%
	EMPOWER TRUST FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class A	6.12%	N/A
		Class Adv	9.44%
		Class Inst	9.50%
		Class Inst3	10.27%
		Class R	28.66%
	LINCOLN RETIREMENT SERVICES CO FBO PO BOX 7876 FORT WAYNE IN 46801-7876	Class Inst2	11.81%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	5.40%	N/A
		Class C	7.79%
		Class Inst	12.33%
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	10.99%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	12.74%	N/A
		Class Adv	18.29%
		Class Inst	6.52%
		Class Inst3	6.84%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst2	36.32%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	25.55%	N/A
		Class Inst	23.47%
		Class Inst2	16.73%
		Class Inst3	25.72%
		Class R	11.27%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	6.52%	N/A
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE BOYD GAMING CORPORATION 401(K) 6465 S RAINBOW BLVD LAS VEGAS NV 89118-3215	Class Adv	13.76%	N/A
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE DEFERRED COMPENSATION PLAN FOR 148 MARTINE AVE, 7TH FLOOR WHITE PLAINS NY 10601-3311	Class Adv	14.21%	N/A
	PRINCIPAL BANK FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst	6.19%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	16.05%	N/A
Statement of Additional Information – August 1, 2023	304

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	SCOTT LANE & MARK BROWN TTEE FBO LANE BROWN LLC 401K PSP 8515 E ORCHARD RD 2T2 C/O EMPOWER GREENWOOD VILLAGE CO 80111-5002	Class R	9.80%	N/A
	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Class R	14.42%	N/A
	VRSCO FBO 2727-A ALLEN PARKWAY, 4-D1 HOUSTON TX 77019-2107	Class A	8.59%	N/A
	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.89%	N/A
Funds with Fiscal Period Ending March 31:
Except as otherwise indicated, the information below is as of June 30, 2023:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Adaptive Retirement 2020 Fund	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	71.42%	49.66%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	65.06%	39.70% (a)
		Class Inst3	28.58%
	PAI TRUST COMPANY INC LEHIGH VALLEY CENTER FOR INDEPENDENT 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class Adv	6.73%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	28.21%	N/A
Adaptive Retirement 2025 Fund	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	14.33%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	75.51%	80.27% (a)
		Class Inst3	85.67%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	22.76%	N/A
Adaptive Retirement 2030 Fund	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	89.27%	33.22%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	6.23%	N/A
		Class Inst3	10.73%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	93.77%	58.88%
Statement of Additional Information – August 1, 2023	305

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Adaptive Retirement 2035 Fund	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	59.67%	28.65%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	33.10%	34.50% (a)
		Class Inst3	36.00%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	65.58%	34.10%
Adaptive Retirement 2040 Fund	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	67.06%	42.85%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	44.84%	32.42% (a)
		Class Inst3	25.41%
	MATRIX TRUST COMPANY AS AGENT 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Inst3	7.53%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	53.52%	N/A
Adaptive Retirement 2045 Fund	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	73.27%	51.00%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	60.13%	36.59% (a)
		Class Inst3	26.31%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	38.83%	N/A
Adaptive Retirement 2050 Fund	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	84.03%	71.74%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	93.01%	27.24% (a)
		Class Inst3	15.97%
	PAI TRUST COMPANY INC LEHIGH VALLEY CENTER FOR INDEPENDENT 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class Adv	5.63%	N/A
Adaptive Retirement 2055 Fund	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	82.81%	65.06%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	62.90%	26.99% (a)
		Class Inst3	17.19%
Statement of Additional Information – August 1, 2023	306

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	34.32%	N/A
Adaptive Retirement 2060 Fund	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	69.09%	36.22%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	33.98%	32.37% (a)
		Class Inst3	30.91%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	64.65%	30.76%
MM Growth Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class Inst	100.00%	100.00%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst3	100.00%	N/A
Select Large Cap Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	30.37%	27.54%
		Class C	31.14%
		Class Inst	36.93%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	8.55%	N/A
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	49.52%	N/A
	DCGT AS TTEE AND/OR CUST FBO ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	13.27%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	29.99%	N/A
	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class R	49.81%	N/A
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA SELECT LARGE CAP GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	7.43%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	13.05%	N/A
		Class Adv	14.44%
		Class Inst	9.64%
		Class Inst3	52.61%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	9.20%	N/A
Statement of Additional Information – August 1, 2023	307

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	Class A	12.09%	N/A
		Class C	16.20%
		Class Inst	16.22%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	6.32%	N/A
		Class Adv	42.88%
		Class Inst2	37.38%
	NATIONWIDE TRUST COMPANY/FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Inst2	7.57%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	26.83%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.19%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.62%	N/A
		Class C	16.51%
Short Term Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	58.02%	N/A
		Class C	34.60%
		Class Inst	25.74%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class C	9.80%	N/A
		Class R	66.54%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	32.00%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	8.31%	N/A
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA SHORT TERM BOND 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	26.55%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.68%	N/A
		Class Inst	9.98%
	MAC & CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	Class Adv	20.69%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	7.79%	31.00%
		Class Inst	11.98%
		Class Inst3	67.78%
		Class R	7.10%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	14.00%	N/A
Statement of Additional Information – August 1, 2023	308

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MMC CORP 7801 W 110TH ST OVERLAND PARK KS 66210-2305	Class Adv	5.60%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Inst2	54.33%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	9.52%	N/A
		Class C	6.13%
		Class Inst2	7.63%
	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.33%	N/A
	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Adv	49.04%	N/A
		Class Inst3	25.82%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	6.29%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	14.80%	N/A
		Class Inst	8.90%
Solutions Aggressive Portfolio	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Shares	N/A	97.15% (a)
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2030 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	6.88%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2040 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	9.37%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2050 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	14.55%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2060 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	19.72%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2035 FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	6.36%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2045 FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	10.88%	N/A
Statement of Additional Information – August 1, 2023	309

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2055 FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	15.54%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RISK ALLOCATION 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	13.84%	N/A
Solutions Conservative Portfolio	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Shares	N/A	92.68% (a)
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2020 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	9.35%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2030 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	12.58%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2025 FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	6.14%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2035 FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	5.96%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RISK ALLOCATION 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	58.64%	N/A
Funds with Fiscal Period Ending April 30:
Except as otherwise indicated, the information below is as of July 31, 2022:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	35.06%	N/A
		Class C	46.29%
		Class Inst	35.70%
	ASCENSUS TRUST COMPANY FBO PO BOX 10577 FARGO ND 58106-0577	Class C	15.68%	N/A
		Class R	92.86%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	49.16% (a)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	10.09%	N/A
		Class Inst2	5.13%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	17.75%	N/A
Statement of Additional Information – August 1, 2023	310

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	19.61%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	5.20%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	11.55%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	6.98%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	16.28%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	5.41%	N/A
		Class C	10.23%
		Class Inst	9.50%
	MATRIX TRUST COMPANY AS AGENT 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	7.14%	N/A
	MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Adv	6.57%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	13.64%	33.43%
		Class C	6.57%
		Class Inst	10.15%
		Class Inst3	38.16%
		Class V	19.79%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	7.25%	N/A
		Class Inst	7.62%
		Class Inst2	63.42%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	66.62%	N/A
		Class Inst2	27.67%
	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	Class Adv	12.35%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.43%	N/A
		Class V	5.83%
CA Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	32.19%	N/A
		Class C	22.54%
		Class Inst	8.01%
Statement of Additional Information – August 1, 2023	311

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.08%	N/A
		Class Inst2	55.61%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	21.08%	N/A
		Class Inst3	91.26%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	8.98%	55.13%
		Class C	5.66%
		Class Inst	66.36%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	24.90%	N/A
		Class Inst2	36.60%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	72.01%	N/A
		Class Inst3	6.38%
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	25.39%	N/A
		Class Inst	8.44%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	12.57%	N/A
		Class C	29.96%
Corporate Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	25.23%	N/A
		Class C	52.13%
		Class Inst	16.85%
	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Class Inst	17.20%	N/A
	BMA INSURANCE COMPANY INC 1450 VETERANS BLVD REDWOOD CITY CA 94063-2617	Class Adv	7.70%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	21.82%	N/A
		Class Adv	14.99%
		Class Inst2	81.40%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	59.35% (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	7.67%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	17.64%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	7.18%	N/A
Statement of Additional Information – August 1, 2023	312

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	15.91%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	30.36%	N/A
	JPMCB NA CUST FOR COLUMBIA THERMOSTAT FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	15.40%	N/A
	JPMCB NA CUST FOR SOUTH CAROLINA 529 PLAN 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	50.31%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	9.26%	N/A
	MAC & CO ATTN MUTUAL FUND OPS 500 GRANT ST PITTSBURGH PA 15219-2502	Class Adv	6.42%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Inst3	8.56%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	15.28%	N/A
		Class Adv	32.39%
		Class Inst2	16.11%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	6.82%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	14.92%	N/A
	SEI PRIVATE TRUST COMPANY C/O BMO HARRIS SWP ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	Class Adv	31.68%	N/A
MM Directional Alternative Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class Inst	100.00%	100.00%
Short Duration Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	36.02%	N/A
		Class C	31.44%
		Class Inst	45.21%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	8.79%	N/A
		Class C	6.88%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	17.41%	N/A
Statement of Additional Information – August 1, 2023	313

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.95%	N/A
		Class Inst	14.37%
	MARIL & CO FBO C/O RELIANCE TRUST COMPANY WI 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	Class Inst2	11.82%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	11.56%	47.56%
		Class Inst	5.99%
		Class Inst3	97.56%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	Class Inst	6.74%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	6.76%	N/A
		Class Adv	8.18%
		Class Inst2	35.64%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	49.07%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	10.77%	N/A
	SEI PRIVATE TRUST COMPANY C/O BMO HARRIS SWP ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	Class Adv	67.48%	N/A
	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	12.09%	N/A
		Class Inst	7.55%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.44%	N/A
		Class C	16.29%
Small Cap Value Fund I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	16.76%	N/A
		Class C	34.34%
		Class Inst	5.34%
	ARC ENGINEERING INC TTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	7.97%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.88%	N/A
		Class Inst2	17.01%
	JOHN COTTIS TTEE FBO C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.31%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	32.05%	N/A
Statement of Additional Information – August 1, 2023	314

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	15.79%	35.78%
		Class Inst	67.11%
	MATRIX TRUST COMPANY AS AGENT 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	5.45%	N/A
	MATRIX TRUST COMPANY AS AGENT 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	Class Inst3	9.16%	N/A
	MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	15.34%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	7.54%	N/A
		Class Adv	12.36%
		Class C	5.70%
		Class Inst	12.83%
		Class Inst3	29.99%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	Class C	5.41%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	7.60%	N/A
		Class Adv	36.02%
		Class Inst2	31.42%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	38.25%	N/A
		Class Inst2	7.17%
		Class R	24.27%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	10.70%	N/A
		Class R	8.48%
	SCOTT RECHEL TTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	8.10%	N/A
	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Class Inst2	35.60%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.65%	N/A
Total Return Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	73.51%	30.05%
		Class C	56.16%
		Class Inst	27.13%
	ASCENSUS TRUST COMPANY FBO PO BOX 10577 FARGO ND 58106-0577	Class R	13.37%	N/A
	CAPITAL BANK & TRUST COMPANY TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	5.68%	N/A
Statement of Additional Information – August 1, 2023	315

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	5.97%	N/A
		Class Inst2	21.85%
	DANIEL KAREN & PETER BARTSCHKE TTEE C/O FASCORE STANDARD TOOL & DIE INC EE PSP & TR 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.24%	N/A
	DCGT AS TTEE AND /OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	17.51%	N/A
	DEAN PERRY SHELIA REYNOLDS C/O FASCORE LLC FIRST COMMUNITY BANK 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.84%	N/A
	FIIOC FBO 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R	7.06%	N/A
	JPMCB NA CUST FOR COLUMBIA THERMOSTAT FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	35.38%	N/A
	JPMCB NA CUST FOR SOUTH CAROLINA 529 PLAN 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	16.40%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	27.01%	N/A
	MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Adv	12.34%	N/A
		Class Inst2	7.27%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class C	5.67%	N/A
		Class Inst	8.56%
		Class Inst3	45.61%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	14.34%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	59.11%	N/A
		Class Inst2	31.55%
		Class R	15.35%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	5.95%	N/A
		Class Inst2	23.53%
		Class R	6.61%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	11.26%	N/A
U.S. Treasury Index Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class Inst	5.79%	N/A
Statement of Additional Information – August 1, 2023	316

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.13%	N/A
		Class Inst2	13.68%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	81.06% (a)
	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class C	16.07%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	8.64%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	7.43%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	8.82%	N/A
	JPMCB NA CUST FOR COLUMBIA THERMOSTAT FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	69.09%	N/A
	JPMCB NA CUST FOR SOUTH CAROLINA 529 PLAN 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	77.57%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	22.30%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	57.45%	N/A
		Class Inst2	58.40%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Inst2	11.68%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	45.44%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	8.53%	N/A
Statement of Additional Information – August 1, 2023	317

Funds with Fiscal Period Ending May 31:
Except as otherwise indicated, the information below is as of August 31, 2022:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Adaptive Risk Allocation Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	72.93%	83.53%
		Class C	51.64%
		Class Inst	88.73%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	9.16%	N/A
	SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Adv	7.91%	N/A
	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Class Inst3	95.89%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.17%	N/A
		Class Inst2	25.57%
	CURRIE & CO C/O FIDUCIARY TRUST CO INT L CHURCH STREET STATION PO BOX 3199 NEW YORK NY 10008-3199	Class Adv	6.27%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	7.17%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	24.63%	N/A
		Class Inst2	40.99%
		Class R	60.09%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	31.85%	N/A
		Class Inst2	23.09%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	8.14%	N/A
		Class R	15.65%
	RELIANCE TRUST CO FBO PO BOX 78446 ATLANTA GA 30357	Class Adv	24.60%	N/A
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	18.06%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	7.38%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class R	6.08%	N/A
Statement of Additional Information – August 1, 2023	318

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Commodity Strategy Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	19.58%	N/A
		Class C	13.51%
		Class Inst	8.65%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	58.04% (a)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	12.35%	N/A
		Class Inst2	88.81%
	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class R	6.25%	N/A
	JPMCB NA CUST FOR COLUMBIA ADAPTIVE RISK ALLOCATION 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	67.29%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	8.08%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	8.72%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL OPPORTUNITIES FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	5.72%	N/A
	JPMCB NA CUST FOR SOUTH CAROLINA 529 PLAN COLUMBIA 529 70% EQUITY PORTFOLIO 4 CHASE METROTECH CTR 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	15.81%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	8.38%	N/A
		Class C	62.69%
		Class Inst	69.70%
	MANOJ MOHAN TTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	8.96%	N/A
	MASSACHUSETTS MUTUAL INSURANCE COM 1295 STATE STREET SPRINGFIELD MA 01111-0001	Class R	11.96%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	18.93%	N/A
		Class Adv	13.92%
		Class Inst3	5.55%
	PAI TRUST COMPANY INC ENTERPRISE DR DE PERE WI 54115-4934	Class R	20.03%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.58%	N/A
		Class Adv	80.77%
		Class C	5.97%
		Class Inst2	7.89%
Statement of Additional Information – August 1, 2023	319

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	6.58%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class A	9.31%	N/A
	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Class R	44.20%	N/A
Dividend Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	20.47%	N/A
		Class C	13.33%
		Class Inst	20.26%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	8.36%	N/A
		Class Inst2	27.25%
		Class V	6.89%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	19.64%	N/A
	EQUITABLE LIFE ON BEHALF OF VARIOUS 401K EXPEDITER PLANS 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	Class R	28.23%	N/A
	ING NATIONAL TRUST 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class R	27.15%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.18%	N/A
		Class Inst	12.51%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	15.19%	N/A
		Class C	13.87%
		Class Inst	9.25%
		Class Inst3	30.50%
		Class V	15.66%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class A	5.69%	N/A
		Class C	18.37%
		Class Inst	16.84%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	17.74%	N/A
		Class Adv	52.90%
		Class Inst2	39.35%
		Class Inst3	19.32%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	21.19%	N/A
		Class C	5.82%
		Class Inst2	13.54%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	10.50%	N/A
		Class Inst	15.49%
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R	5.85%	N/A
Statement of Additional Information – August 1, 2023	320

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	7.79%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	16.66%	N/A
		Class Inst	6.71%
Dividend Opportunity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	74.67%	52.03%
		Class C	30.16%
		Class Inst	41.05%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	21.32%	N/A
	DCGT AS TTEE AND/OR CUST FBO ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class Inst3	6.28%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	9.00%	N/A
	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class Adv	16.36%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst3	9.60%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	45.00%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	6.76%	N/A
	MARIL & CO FBO C/O RELIANCE TRUST COMPANY WI 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	Class Inst2	13.90%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	8.21%	N/A
		Class Inst	9.01%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	44.93%	N/A
		Class C	5.09%
		Class Inst2	15.08%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	27.66%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	16.83%	N/A
		Class Inst	9.58%
Statement of Additional Information – August 1, 2023	321

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	83.24%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	29.44%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	8.33%	N/A
	VANGUARD FIDUCIARY TRUST CO PO BOX 2600 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class Inst3	8.54%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	19.74%	N/A
		Class Inst	5.51%
Flexible Capital Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	55.97%	33.57%
		Class C	20.00%
		Class Inst	32.83%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	5.29%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	97.25%	N/A
	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class R	5.38%	N/A
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	6.33%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.21%	N/A
		Class Inst	11.14%
		Class R	5.83%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	8.32%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class A	5.62%	N/A
		Class C	12.81%
		Class Inst	14.78%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	6.06%	N/A
		Class Adv	46.27%
		Class C	5.91%
		Class Inst2	39.58%
		Class R	28.25%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	43.86%	N/A
		Class Inst2	36.47%
Statement of Additional Information – August 1, 2023	322

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	15.26%	N/A
		Class Inst	14.16%
		Class R	20.32%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	7.85%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	18.01%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	9.32%	N/A
		Class R	27.86%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.40%	N/A
		Class C	17.99%
		Class Inst	9.78%
High Yield Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	69.83%	30.20%
		Class C	54.48%
		Class Inst	50.10%
	CBNA AS CUSTODIAN FBO 6 RHOADS DR STE 7 UTICA NY 13502-6317	Class Adv	7.14%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	34.10% (a)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	13.71%	N/A
	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	Class R	27.13%	N/A
	ING NATIONAL TRUST 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class Inst	7.11%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	14.75%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	25.32%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	20.26%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	18.74%	N/A
Statement of Additional Information – August 1, 2023	323

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	11.94%	N/A
	MINNESOTA LIFE INS COMPANY ATTN KENNETH MONTAGUE 400 ROBERT STREET NORTH ST PAUL MN 55101-2099	Class Adv	26.04%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class Inst	8.24%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	8.32%	N/A
		Class Inst	7.41%
		Class Inst2	56.09%
	NATIONWIDE TRUST COMPANY FSB FBO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Adv	34.99%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	12.94%	N/A
	RELIANCE TRUST CO FBO PO BOX 78446 ATLANTA GA 30357	Class Adv	5.15%	N/A
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	58.50%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	5.34%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	7.04%	N/A
High Yield Municipal Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	36.21%	N/A
		Class C	25.75%
		Class Inst	18.86%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	7.04%	N/A
		Class Inst2	25.10%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	8.08%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	11.82%	31.59%
		Class C	5.08%
		Class Inst	5.67%
		Class Inst3	97.80%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class A	11.44%	N/A
		Class C	9.89%
		Class Inst	18.28%
Statement of Additional Information – August 1, 2023	324

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	27.74%	N/A
		Class Inst2	27.92%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	62.62%	N/A
		Class C	8.14%
		Class Inst2	11.71%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	19.00%	N/A
		Class Inst	8.21%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	34.98%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	5.84%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.71%	N/A
		Class C	13.28%
Large Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	86.22%	65.22%
		Class C	75.41%
		Class Inst	80.12%
	AMERIPRISE TRUST COMPANY AS TR 990 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0009	Class Inst2	26.73%	N/A
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst2	6.39%	N/A
		Class R	14.56%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	9.56%	N/A
	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class Adv	8.60%	N/A
		Class Inst2	7.36%
		Class R	11.35%
	GUARDIAN SERVICE INDUSTRIES INC TTE C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	9.17%	N/A
	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	Class Adv	43.02%	N/A
		Class R	9.12%
	ING NATIONAL TRUST 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class Adv	8.23%	N/A
		Class R	9.03%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	34.31%	N/A
Statement of Additional Information – August 1, 2023	325

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	41.79%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	21.78%	N/A
	JPMCB NA CUST FOR SOUTH CAROLINA 529 PLAN COLUMBIA 529 70% EQUITY PORTFOLIO 4 CHASE METROTECH CTR 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	7.75%	N/A
	MASSACHUSETTS MUTUAL INSURANCE COM 1295 STATE STREET SPRINGFIELD MA 01111-0001	Class Adv	11.19%	N/A
	MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.89%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	8.78%	N/A
		Class Inst2	16.94%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	5.09%	N/A
		Class Inst2	13.77%
	RELIANCE TRUST CO FBO PO BOX 78446 ATLANTA GA 30357	Class Adv	6.25%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	5.24%	N/A
	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Class R	11.72%	N/A
	TROY CLOVIS & SARAH HUNT TTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	12.46%	N/A
MM Value Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class Inst	100.00%	100.00%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst3	100.00%	N/A (a)
Mortgage Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	16.44%	N/A
		Class C	19.04%
		Class Inst	20.54%
	ATTN MUTUAL FUND OPERATIONS MAC & CO 500 GRANT ST RM PITTSBURGH PA 15219-2502	Class Inst3	7.42%	N/A
	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Class Inst3	15.25%	N/A
Statement of Additional Information – August 1, 2023	326

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	9.12%	N/A
		Class Adv	7.55%
		Class Inst2	43.52%
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	47.09%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	10.21%	N/A
		Class Inst	19.48%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	9.67%	N/A
		Class Inst	10.18%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	62.68%	N/A
		Class Adv	55.75%
		Class C	5.46%
		Class Inst2	30.93%
		Class Inst3	12.22%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	34.97%	N/A
		Class C	6.81%
		Class Inst2	11.67%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	27.66%	N/A
		Class Inst	11.85%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	13.28%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	20.10%	N/A
		Class Inst3	11.30%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	8.15%	N/A
		Class Inst	8.46%
Multi Strategy Alternatives Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	70.44%	93.97%
		Class Inst	95.90%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst3	100.00%	N/A (a)
		Class R	100.00%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	12.27%	N/A
		Class Adv	33.11%
		Class C	98.05%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.70%	N/A
		Class Adv	60.30%
		Class Inst2	14.67%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	84.19%	N/A
Statement of Additional Information – August 1, 2023	327

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Quality Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	19.16%	N/A
		Class C	30.43%
		Class Inst	26.05%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	8.61%	N/A
	AUL AMERICAN GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	Class Adv	5.14%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	57.43% (a)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class C	7.59%	N/A
		Class Inst2	12.59%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	12.26%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	5.28%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	11.45%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	30.08%	N/A
	JPMCB NA CUST FOR COLUMBIA THERMOSTAT FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	28.85%	N/A
	JPMCB NA CUST FOR SOUTH CAROLINA 529 PLAN COLUMBIA 529 70% EQUITY PORTFOLIO 4 CHASE METROTECH CTR 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	27.21%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	13.74%	N/A
		Class Inst	16.09%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	19.76%	N/A
		Class Adv	5.92%
		Class C	12.13%
		Class Inst	14.56%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	9.50%	N/A
Statement of Additional Information – August 1, 2023	328

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class Inst	6.29%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	35.96%	N/A
		Class Inst2	56.13%
	NATIONWIDE TRUST COMPANY FSB FBO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Inst2	7.21%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	49.72%	N/A
		Class Inst2	9.95%
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	79.43%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.05%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	14.61%	N/A
Select Large Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	13.67%	N/A
		Class C	14.14%
		Class Inst	5.25%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	6.19%	N/A
		Class Inst2	10.72%
	CITI PRIVATE BANK 1 480 WASHINGTON BLVD FL 8 JERSEY CITY NJ 07310-2092	Class Adv	13.75%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	38.89%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.84%	N/A
		Class Inst	29.20%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	35.22%	N/A
		Class C	20.12%
		Class Inst	17.52%
		Class Inst3	37.70%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class A	8.81%	N/A
		Class C	17.63%
		Class Inst	18.21%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	7.37%	N/A
		Class Inst2	67.95%
Statement of Additional Information – August 1, 2023	329

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	71.01%	N/A
		Class Inst2	8.83%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	9.47%	N/A
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	80.00%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	6.03%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	19.57%	N/A
		Class Inst	5.60%
	ZIONS FIRST NATIONAL BANK PO BOX 30880 SALT LAKE CTY UT 84130-0880	Class Inst	5.86%	N/A
Select Small Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	74.49%	58.34%
		Class C	34.38%
		Class Inst	51.11%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class C	16.23%	N/A
		Class R	28.38%
	AUL AMERICAN GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	Class Adv	18.84%	N/A
	BRET BURNETT & VICKI BURNETT TTEE F C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.03%	N/A
	CAPITAL BANK & TRUST CO TTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	10.65%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class C	6.03%	N/A
		Class Inst2	22.94%
	DCGT AS TTEE AND/OR CUST FBO ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	7.79%	N/A
	GARB WINS BEN DECK GRAN & ESWA TTEE C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.14%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	29.26%	N/A
Statement of Additional Information – August 1, 2023	330

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	35.04%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	18.72%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	14.10%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class R	15.70%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	6.69%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	35.32%	N/A
		Class Inst2	20.56%
	NATIONWIDE TRUST COMPANY FSB FBO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Inst2	5.04%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	16.06%	N/A
		Class Inst2	22.03%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	25.07%	N/A
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7554	Class Inst	10.25%	N/A
	VRSCO FBO SOUTH SAN JOAQUIN CTY FIRE 457(B) HOUSTON TX 77019-2107	Class Adv	24.47%	N/A
		Class Inst2	25.04%
	WELLS FARGO BANK NA FBO OMNIBUS REINVEST REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Class Inst3	7.26%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.67%	N/A
		Class Inst	5.61%
Seligman Technology and Information Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class C	11.87%	N/A
		Class Inst	16.77%
Statement of Additional Information – August 1, 2023	331

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	10.03%	N/A
	AUL AMERICAN GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	Class Inst3	5.48%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	7.02%	N/A
		Class Adv	7.52%
		Class Inst2	26.70%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	6.65%	N/A
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	8.23%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	7.14%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	7.72%	N/A
		Class Adv	14.03%
		Class Inst	13.46%
		Class Inst3	9.64%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class A	9.25%	N/A
		Class C	11.92%
		Class Inst	8.65%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	9.86%	N/A
		Class Adv	30.06%
		Class C	7.64%
		Class Inst2	25.03%
		Class Inst3	31.21%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.38%	N/A
		Class Adv	32.19%
		Class C	11.23%
		Class Inst2	11.59%
		Class Inst3	17.31%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	12.99%	N/A
		Class Inst	17.85%
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R	35.13%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	13.67%	N/A
	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Class R	17.63%	N/A
Statement of Additional Information – August 1, 2023	332

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	7.74%	N/A
		Class R	6.84%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	8.93%	N/A
		Class C	17.78%
		Class Inst	13.84%
Funds with Fiscal Period Ending July 31:
Except as otherwise indicated, the information below is as of October 31, 2022:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Disciplined Core Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	82.36%	78.40%
		Class C	71.97%
		Class Inst	57.79%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	26.82%	N/A
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	21.69%	N/A
		Class Inst2	22.73%
	DCGT AS TTEE AND/OR CUST ATTN NPIO TRADE DESK FBO 711 HIGH ST DES MOINES IA 50392-0001	Class Adv	11.83%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	7.81%	N/A
	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	15.39%	N/A
	EQUITABLE LIFE FOR SA ON BEHALF OF VARIOUS 401K EXPEDITER PLANS 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	Class R	19.30%	N/A
	FIIOC FBO 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class Adv	11.47%	N/A
		Class R	14.97%
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	20.86%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	15.82%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	57.28%	N/A
Statement of Additional Information – August 1, 2023	333

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Adv	5.35%	N/A
		Class C	5.78%
	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY VIZIENT INC 401(K) MATCH RESTORAT 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	Class Inst2	5.97%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Adv	6.68%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	23.68%	N/A
		Class Inst2	15.34%
		Class R	7.95%
	PAI TRUST COMPANY INC 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	10.54%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	15.50%	N/A
		Class Inst2	5.21%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class R	11.70%	N/A
	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS PO BOX 17215 BALTIMORE MD 21297-1215	Class Inst3	9.75%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	12.70%	N/A
	VANGUARD FDUCIARY TRUST CO PO BOX 2600 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class Inst2	15.76%	N/A
Disciplined Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	69.82%	58.86%
		Class C	52.78%
		Class Inst	71.04%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst2	8.98%	N/A
		Class R	34.04%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	6.08%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	15.68%	N/A
	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	13.30%	N/A
	FIIOC FBO 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class Inst2	5.41%	N/A
		Class R	6.83%
Statement of Additional Information – August 1, 2023	334

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.66%	N/A
		Class Inst	8.40%
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Inst2	20.15%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst2	7.49%	N/A
		Class R	55.26%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	6.16%	N/A
		Class Adv	10.16%
		Class Inst2	13.68%
		Class Inst3	73.57%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	86.93%	N/A
		Class C	7.60%
		Class Inst2	19.31%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.23%	N/A
		Class Inst	5.49%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	11.83%	N/A
Disciplined Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	44.48%	N/A
		Class C	20.33%
		Class Inst	22.39%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst3	9.52%	N/A
		Class R	46.02%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	9.66%	N/A
	CHARLES SCHWAB TRUST BANK CUST 2423 E LINCOLN DR PHOENIX AZ 85016-1215	Class A	7.64%	N/A
	DONG II SEO & DAE HYUN SON TTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	18.63%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	59.86%	N/A
	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	52.91%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Adv	18.50%	N/A
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	10.95%	N/A
Statement of Additional Information – August 1, 2023	335

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	9.60%	N/A
		Class Inst3	10.44%
		Class V	7.70%
	MID ATLANTIC TRUST COMPANY FBO FRIPP ISLAND RESORT, INC. 401(K) PR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst3	6.99%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	36.86%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	41.55%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	11.36%	N/A
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class Inst3	11.50%	N/A
		Class R	18.55%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	33.08%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	46.18%	N/A
		Class Inst	42.26%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.94%	N/A
Floating Rate Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	71.25%	38.47%
		Class C	40.38%
		Class Inst	36.01%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	9.96%	N/A
	CAPITAL BANK & TRUST CO TTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	13.30%	N/A
	CAPITAL BANK & TRUST COMPANY TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.63%	N/A
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	40.47%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	24.04%	N/A
Statement of Additional Information – August 1, 2023	336

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	9.56%	N/A
	FIIOC FBO 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R	6.66%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	57.08%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	10.46%	N/A
		Class Inst	12.80%
	MAU SHERWOOD SUPPLY CO TTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	13.14%	N/A
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class C	9.21%	N/A
		Class Inst	10.27%
		Class R	7.93%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class A	5.22%	N/A
		Class C	7.20%
		Class Inst	13.94%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	50.36%	N/A
		Class Inst2	20.34%
		Class Inst3	6.73%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	44.48%	N/A
		Class C	5.92%
		Class Inst2	6.88%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	9.29%	N/A
		Class Inst	7.61%
	RICHARD M KLINE DMDTRUSTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.81%	N/A
	SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUND ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst3	9.12%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	12.85%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	7.76%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.82%	N/A
		Class Inst	5.83%
Statement of Additional Information – August 1, 2023	337

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Global Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	88.89%	85.90%
		Class C	80.66%
		Class Inst	80.87%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst3	78.81%	N/A
		Class R	7.55%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	16.16%	N/A
		Class Inst3	19.37%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	7.51%	N/A
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Inst2	42.75%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	11.08%	N/A
		Class Inst2	20.88%
	NATIONWIDE TRUST COMPANY/FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Inst2	6.35%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	51.42%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.70%	N/A
	RELIANCE TRUST CO CUST ADP ACCESS LARGE MARKET 401K PLAN 201 17TH ST NW STE 1000 ATLANTA GA 30363-1195	Class Adv	29.97%	N/A
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class R	88.50%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	6.23%	N/A
Government Money Market Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	40.14%	33.13%
		Class C	15.92%
		Class Inst	6.55%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class C	14.08%	N/A
		Class R	19.37%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	6.70%	N/A
		Class Inst3	98.44%
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst2	81.81%	N/A
Statement of Additional Information – August 1, 2023	338

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	9.23%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	71.62%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	18.22%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Inst2	5.40%	N/A
	PAI TRUST COMPANY INC RALPH M CORPUZ, D D S 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	8.15%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	5.30%	N/A
		Class Inst2	12.13%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.99%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	18.07%	N/A
Income Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	62.03%	31.91%
		Class C	62.48%
		Class Inst	44.57%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class C	8.70%	N/A
	FIFTH THIRD BANK 38 FOUNTAIN SQUARE PLAZA CINCINNATI OH 45263	Class Inst3	16.21%	N/A
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	Class Adv	9.50%	N/A
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	14.94%	N/A
	MARGO R FOWLER TRUST & DAVID M FOWLER TTEES MARGO R FOWLER TRUST U/A 02/15/2011 1427 BLACKHEATH LN RIVERWOODS IL 60015-1707	Class Inst	6.36%	N/A
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	10.01%	N/A
		Class Inst3	51.88%
		Class R	15.26%
Statement of Additional Information – August 1, 2023	339

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MID ATLANTIC TRUST COMPANY FBO FRIPP ISLAND RESORT, INC. 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	52.25%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	8.95%	N/A
		Class Adv	79.94%
		Class Inst	5.12%
		Class Inst2	50.13%
	NEAL GAVIN & BRUCE SCHROEDER TTEE F AFSCO FENCE SUPPLY CO INC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	9.93%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	7.23%	N/A
		Class C	7.57%
		Class Inst2	13.47%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class R	9.55%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	33.69%	N/A
	THE NORTHERN TRUST COMPANY AS TRUSTEE FBO SONY CORP PO BOX 92994 CHICAGO IL 60675-2994	Class Inst3	21.06%	N/A
	W WIELAND A KING J SCHMITT TTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	7.69%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	7.89%	N/A
Large Cap Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	60.40%	34.77%
		Class C	44.72%
		Class Inst	12.88%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	24.21%	N/A
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	5.52%	N/A
		Class C	10.22%
		Class Inst	8.56%
		Class Inst2	43.45%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	23.96%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	29.15%	N/A
Statement of Additional Information – August 1, 2023	340

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	14.80%	N/A
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	7.21%	N/A
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Adv	11.24%	N/A
		Class Inst3	22.91%
		Class R	6.53%
		Class V	23.41%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	9.98%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	5.12%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	55.24%	N/A
		Class Inst2	7.09%
		Class R	18.49%
	PAI TRUST COMPANY INC 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	9.01%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	20.93%	N/A
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class R	11.22%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	40.91%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	8.38%	N/A
Limited Duration Credit Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	65.72%	43.61%
		Class C	36.80%
		Class Inst	55.40%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	12.43%	N/A
		Class Inst2	52.87%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	63.33%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	26.94%	N/A
Statement of Additional Information – August 1, 2023	341

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.32%	N/A
		Class Inst	6.23%
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	6.29%	N/A
		Class C	16.01%
		Class Inst	9.66%
	MINNESOTA LIFE INS COMPANY ATTN KENNETH MONTAGUE 400 ROBERT STREET NORTH ST PAUL MN 55101-2099	Class Adv	56.82%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	13.71%	N/A
		Class Inst	6.80%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	13.75%	N/A
		Class Inst2	12.93%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	13.93%	N/A
		Class Inst2	22.63%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	6.56%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	5.47%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	17.56%	N/A
		Class Inst	7.08%
MN Tax-Exempt Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	71.36%	66.24%
		Class C	81.64%
		Class Inst	67.63%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	39.76%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	8.36%	N/A
		Class Inst3	97.50%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class Inst	5.19%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	29.80%	N/A
		Class Inst2	27.43%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	69.34%	N/A
		Class Inst2	5.67%
Statement of Additional Information – August 1, 2023	342

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	24.98%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	15.11%	N/A
OR Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	7.15%	N/A
		Class C	9.20%
		Class Inst	5.55%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	8.03%	N/A
		Class Adv	6.93%
		Class Inst	10.75%
		Class Inst2	59.19%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	41.17%	N/A
		Class C	23.31%
		Class Inst3	26.10%
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Inst3	62.29%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	8.68%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	6.13%	N/A
		Class Adv	44.19%
		Class Inst2	12.22%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	46.73%	N/A
		Class C	13.60%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	15.35%	N/A
		Class C	37.44%
	SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUND ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst3	11.37%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	28.09%	N/A
Strategic Municipal Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	68.70%	50.45%
		Class C	45.36%
		Class Inst	49.29%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	15.97%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	6.66%	N/A
		Class Inst3	40.80%
Statement of Additional Information – August 1, 2023	343

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	5.82%	N/A
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class C	8.71%	N/A
		Class Inst	8.99%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	6.96%	N/A
		Class Inst	7.10%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	33.14%	N/A
		Class Inst2	46.12%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	63.25%	N/A
		Class Inst2	5.15%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.48%	N/A
		Class Inst	7.56%
	SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUND ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst3	50.58%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	30.95%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	7.26%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.92%	N/A
Tax-Exempt Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	44.64%	38.57%
		Class C	48.52%
		Class Inst	24.33%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	26.31%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	15.09%	N/A
		Class C	5.92%
		Class Inst3	13.64%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	13.89%	N/A
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Inst3	85.19%	N/A
Statement of Additional Information – August 1, 2023	344

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	38.43%	N/A
		Class Inst2	29.25%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	33.49%	N/A
		Class Inst2	17.50%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	8.57%	N/A
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7554	Class C	10.73%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	22.21%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Adv	21.92%	N/A
U.S. Social Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	22.36%	25.11%
		Class C	28.41%
		Class Inst	38.37%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	11.49%	N/A
		Class Inst2	35.49%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class C	6.32%	N/A
		Class Inst3	79.57%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	10.71%	N/A
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	32.36%	N/A
		Class C	19.23%
		Class Inst	26.79%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class A	14.70%	N/A
		Class C	9.83%
	MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	Class Inst3	20.30%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	93.77%	N/A
		Class Inst2	46.59%
Statement of Additional Information – August 1, 2023	345

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	6.99%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	5.40%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	10.68%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A	8.08%	N/A
		Class C	7.90%
	WEDBUSH SECURITIES 1000 WILSHIRE BLVD LOS ANGELES CA 90017-2457	Class C	10.38%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.76%	N/A
		Class Inst	19.24%
Ultra Short Term Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	87.26%	36.71%
		Class Inst	79.93%
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	26.32%	N/A
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Inst3	70.29%	37.99%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	58.94%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	25.29%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Adv	13.88%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	13.27%	N/A
Funds with Fiscal Period Ending August 31:
Except as otherwise indicated, the information below is as of November 30, 2022:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Balanced Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	56.96%	38.07%
		Class C	46.06%
		Class Inst	31.20%
Statement of Additional Information – August 1, 2023	346

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	ASCENSUS TRUST CO FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst3	9.19%	N/A
		Class R	6.68%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	5.00%	N/A
		Class Inst2	25.56%
	DCGT AS TTEE AND/OR CUST FBO ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class Inst2	12.94%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	21.71%	N/A
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	12.55%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	9.37%	N/A
	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	Class Inst3	26.56%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Inst	13.41%	N/A
		Class Inst3	11.74%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	7.80%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	5.36%	N/A
		Class Inst	8.67%
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class A	9.07%	N/A
		Class Adv	26.24%
		Class C	5.45%
		Class Inst2	24.62%
		Class Inst3	6.45%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	45.73%	N/A
		Class Inst2	11.09%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.39%	N/A
		Class Inst	8.84%
	STATE STREET BANK FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class R	61.55%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	10.06%	N/A
Statement of Additional Information – August 1, 2023	347

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	15.21%	N/A
		Class Inst	9.06%
Contrarian Core Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	54.17%	N/A
		Class C	34.27%
		Class Inst	17.28%
	ASCENSUS TRUST CO FBO PO BOX 10758 FARGO ND 58106-0758	Class R	6.79%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	10.63%	N/A
		Class Inst2	13.69%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	11.56%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	6.33%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	7.71%	N/A
	JPMCB NA CUST FOR SOUTH CAROLINA 529 PLAN COLUMBIA 529 40% EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	7.60%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.32%	N/A
		Class Inst	8.72%
	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE ST MIP M200-INVST SPRINGFIELD MA 01111-0001	Class R	5.08%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	8.08%	N/A
		Class Inst	5.14%
		Class Inst3	16.80%
		Class V	25.99%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	6.13%	N/A
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class A	5.31%	N/A
		Class Adv	39.02%
		Class C	5.91%
		Class Inst	6.29%
		Class Inst2	44.50%
		Class Inst3	17.39%
		Class V	6.32%
Statement of Additional Information – August 1, 2023	348

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONWIDE TRUST COMPANY FSB FBO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Inst2	26.66%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	25.84%	N/A
		Class C	7.44%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.59%	N/A
		Class Inst	6.31%
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	58.51%	N/A
	STANDARD INSURANCE COMPANY 1100 SW 6TH AVE ATTN: SEP ACCT PORTLAND OR 97204-1093	Class Adv	5.47%	N/A
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	8.85%	N/A
		Class Inst	12.87%
	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Class Inst3	8.52%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	14.04%	N/A
Emerging Markets Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	59.97%	N/A
		Class C	17.26%
		Class Inst	22.24%
	ASCENSUS TRUST CO FBO PO BOX 10758 FARGO ND 58106-0758	Class C	10.84%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	50.80% (a)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	6.85%	N/A
		Class Inst3	5.53%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	12.66%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	63.63%	N/A
Statement of Additional Information – August 1, 2023	349

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR SOUTH CAROLINA 529 PLAN COLUMBIA 529 40% EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	52.13%	N/A
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	8.28%	N/A
	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Inst2	71.18%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	9.44%	N/A
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class Adv	38.32%	N/A
		Class Inst2	21.92%
		Class Inst3	9.79%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	26.19%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	20.92%	N/A
		Class Inst	6.03%
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	96.32%	N/A
	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Class Adv	9.67%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.72%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.11%	N/A
		Class C	26.53%
		Class Inst	5.32%
Emerging Markets Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	63.68%	N/A
		Class C	47.55%
		Class Inst	14.81%
	ASCENSUS TRUST CO FBO PO BOX 10758 FARGO ND 58106-0758	Class C	6.50%	N/A
		Class R	9.15%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	28.33%	N/A
		Class Inst	5.61%
		Class Inst2	28.34%
	CHARLES SCHWAB TRUST BANK TTEE 2423 E LINCOLN DR PHOENIX AZ 85016-1215	Class A	5.11%	N/A
Statement of Additional Information – August 1, 2023	350

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FIIOC FBO 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R	14.46%	N/A
	ING NATIONAL TRUST 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class Inst2	8.47%	N/A
	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class C	11.73%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	12.05%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	10.99%	N/A
	JPMCB NA CUST FOR COLUMBIA THERMOSTAT FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	5.81%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	19.28%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Inst	45.93%	30.78%
		Class Inst3	40.06%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	9.34%	N/A
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class Adv	18.57%	N/A
		Class Inst2	38.12%
		Class Inst3	15.07%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	42.66%	N/A
		Class C	5.23%
		Class Inst2	12.29%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.67%	N/A
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	20.04%	N/A
	STATE STREET BANK FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class R	15.39%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	5.17%	N/A
Statement of Additional Information – August 1, 2023	351

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	8.52%	N/A
Global Technology Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	27.11%	N/A
		Class C	24.24%
		Class Inst	24.84%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	9.32%	N/A
		Class Inst2	13.77%
	DCGT AS TTEE AND/OR CUST FBO ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class Inst3	9.14%	N/A
	EMPOWER TRUST FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	8.90%	N/A
	FIIOC FBO 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class Inst2	5.05%	N/A
	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class Inst3	19.97%	N/A
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	Class Adv	7.10%	N/A
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	7.58%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Adv	5.36%	N/A
		Class C	10.44%
		Class Inst	24.99%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	10.09%	N/A
		Class Inst	11.04%
		Class Inst3	28.08%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	8.21%	N/A
		Class Inst	6.07%
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class A	13.96%	N/A
		Class Adv	16.45%
		Class Inst2	33.28%
	NATIONWIDE TRUST COMPANY FSB FBO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Adv	9.87%	N/A
Statement of Additional Information – August 1, 2023	352

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.39%	N/A
		Class Adv	27.43%
		Class C	10.84%
		Class Inst2	5.66%
		Class Inst3	19.17%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.38%	N/A
		Class Inst	7.41%
	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS PO BOX 17215 BALTIMORE MD 21297-1215	Class Inst2	5.97%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	10.42%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.09%	N/A
		Class C	15.22%
Greater China Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	6.70%	N/A
		Class C	44.27%
		Class Inst	9.05%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	7.77%	N/A
		Class C	6.79%
		Class Inst2	11.87%
	EMPOWER TRUST FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	11.75%	N/A
	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class C	14.58%	29.83%
		Class Inst	32.00%
		Class Inst3	90.21%
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	Class Adv	6.94%	N/A
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	11.07%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.42%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	8.94%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Adv	9.64%	N/A
Statement of Additional Information – August 1, 2023	353

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class A	9.39%	N/A
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class A	15.30%	N/A
		Class Adv	47.72%
		Class Inst2	51.84%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.33%	N/A
		Class Adv	15.12%
		Class C	13.81%
		Class Inst2	11.44%
	STATE STREET BANK FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class Adv	5.22%	N/A
		Class Inst2	5.53%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class A	5.34%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	7.39%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	8.25%	N/A
		Class C	5.55%
		Class Inst	7.90%
International Dividend Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	12.22%	N/A
		Class C	23.24%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	7.93%	N/A
		Class Inst	5.10%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	44.44%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	54.30%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	8.65%	N/A
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	31.38%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	5.19%	N/A
Statement of Additional Information – August 1, 2023	354

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MID ATLANTIC TRUST COMPANY FBO CRANBERRY CREATIVE INCORPORATE 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	15.83%	N/A
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class A	9.26%	N/A
		Class Adv	78.04%
		Class Inst2	55.38%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	24.87%	N/A
		Class Inst2	24.55%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST GULF INTERSTATE ENGINEERING 16010 BARKERS POINT LN STE 600 HOUSTON TX 77079-4021	Class Adv	13.85%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	14.48%	N/A
	RICHARD PRIGG TTEE FBO C/O FASCORE QUEUE SOLUTIONS 401K PS PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	47.87%	N/A
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	6.62%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	13.91%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.17%	N/A
MM Alternative Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class Inst	100.00%	100.00%
MM International Equity Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class Inst	100.00%	100.00%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst3	100.00%	N/A (a)
MM Small Cap Equity Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class Inst	100.00%	100.00%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst3	100.00%	N/A (a)
MM Total Return Bond Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class Inst	100.00%	100.00%
Statement of Additional Information – August 1, 2023	355

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst3	100.00%	N/A (a)
Multisector Bond SMA Completion Portfolio	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Shares	100.00%	100.00% (a)
Overseas SMA Completion Portfolio	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Shares	22.04%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Shares	42.47%	42.47% (a)
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Shares	35.49%	35.49%
Select Mid Cap Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	60.51%	31.33%
		Class C	39.74%
	ARUNA KHANDELWAL 362 SPRAGUE RD NARBERTH PA 19072-1124	Class V	5.08%	N/A
	ASCENSUS TRUST CO FBO PO BOX 10758 FARGO ND 58106-0758	Class C	10.40%	N/A
		Class R	15.53%
	CAPITAL BANK & TRUST COMPANY TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	36.92%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	11.96%	N/A
		Class Inst2	5.63%
	DCGT AS TTEE AND/OR CUST FBO ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class Inst3	5.53%	N/A
		Class R	8.89%
	EMPOWER TRUST FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst3	9.84%	N/A
	FPS TRUST COMPANY FBO 9200 E MINERAL AVE STE 225 CENTENNIAL CO 80112-3592	Class R	9.40%	N/A
	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	11.97%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Adv	56.60%	N/A
		Class Inst3	47.14%
		Class V	13.51%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	12.80%	N/A
Statement of Additional Information – August 1, 2023	356

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	7.80%	N/A
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class A	5.11%	N/A
		Class Adv	5.57%
		Class Inst	11.67%
		Class Inst2	34.84%
		Class Inst3	23.03%
		Class R	16.43%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	12.26%	N/A
	PRINCIPAL TRUST COMPANY FBO ATTN SUSAN SAGGIONE 1013 CENTRE RD STE 300 WILMINGTON DE 19805-1265	Class R	10.72%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	18.45%	N/A
Small Cap Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	26.86%	N/A
		Class C	31.02%
		Class Inst	29.10%
	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Class Inst	9.30%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	14.22%	N/A
	DCGT AS TTEE AND/OR CUST FBO ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	25.53%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	32.91%	N/A
	EMPOWER TRUST FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.39%	N/A
	FPS TRUST COMPANY FBO 9200 E MINERAL AVE STE 225 CENTENNIAL CO 80112-3592	Class R	8.03%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	6.13%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	7.51%	N/A
Statement of Additional Information – August 1, 2023	357

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	6.45%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	11.53%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	13.76%	N/A
		Class C	6.60%
		Class Inst	6.82%
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class A	6.64%	N/A
		Class Adv	41.66%
		Class Inst2	15.68%
		Class Inst3	7.79%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	14.27%	N/A
		Class C	6.14%
		Class Inst2	25.80%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	12.21%	N/A
		Class Inst	7.95%
	STATE STREET BANK FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class R	17.52%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	8.98%	N/A
	VANGUARD FDUCIARY TRUST CO PO BOX 2600 VM 613 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class Inst2	26.57%	N/A
	VOYA INSTITUTIONAL TRUST COMPANY CUST FBO CORE MARKET RETIREMENT PLANS 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184-8747	Class Adv	9.68%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	26.45%	N/A
Strategic Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	48.89%	25.78%
		Class C	28.96%
		Class Inst	27.53%
	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Class Adv	5.75%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	9.49%	N/A
		Class Inst2	32.28%
Statement of Additional Information – August 1, 2023	358

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	DCGT AS TTEE AND/OR CUST FBO ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	17.81%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	24.01%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	8.68%	N/A
		Class Inst	7.71%
	MAILCODE BD1N ATTN MF C/O RELIANCE TRUST COMPANY WI MARIL & CO FBO JI 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	Class Inst3	33.92%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	5.69%	N/A
		Class C	8.25%
		Class Inst	14.93%
		Class Inst3	8.50%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 39 NEW YORK NY 10004-1932	Class C	11.51%	N/A
		Class Inst	13.32%
	NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class A	9.02%	N/A
		Class Adv	40.60%
		Class Inst2	47.96%
		Class Inst3	7.05%
		Class R	10.56%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	33.80%	N/A
		Class C	5.74%
		Class Inst2	7.86%
		Class Inst3	5.63%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.37%	N/A
		Class Inst	8.54%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7554	Class Inst	5.18%	N/A
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	35.10%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	6.71%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	8.97%	N/A
Statement of Additional Information – August 1, 2023	359

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	16.34%	N/A
		Class Inst	10.12%
Funds with Fiscal Period Ending October 31:
Except as otherwise indicated, the information below is as of January 31, 2023:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
CT Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	29.83%	N/A
		Class C	43.66%
		Class Inst	27.38%
	SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst	8.42%	N/A
	KELLY F SHACKELFORD PO BOX 672 NEW CANAAN CT 06840-0672	Class V	21.23%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	21.02%	N/A
		Class Inst	19.27%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	8.37%	48.71%
		Class Inst	7.92%
		Class Inst3	99.26%
		Class V	12.68%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class C	18.88%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	18.99%	N/A
		Class Adv	90.38%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	9.45%	N/A
		Class V	5.00%
	THOMAS L DERIENZO 682 BUCKS HILL RD SOUTHBURY CT 06488-1951	Class A	5.21%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	13.50%	N/A
		Class C	9.30%
		Class Inst	13.73%
Intermediate Duration Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	18.01%	N/A
		Class C	22.69%
		Class Inst	20.74%
	SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Adv	59.59%	N/A
	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Class Inst	7.09%	N/A
Statement of Additional Information – August 1, 2023	360

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	28.18%	N/A
		Class Adv	7.91%
		Class Inst2	76.82%
		Class V	6.25%
	JON R ALMEIDA TTEE JOHN J ALMEIDA REVOCABLE TRUST 27 RIDGEWOOD RD ATTLEBORO MA 02703-6407	Class V	12.42%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.30%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Inst	13.02%	27.69%
		Class Inst3	95.28%
		Class V	15.06%
	MERRILL LYNCH PIERCE 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class V	6.52%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class A	12.43%	N/A
		Class C	39.80%
		Class Inst	13.12%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	16.32%	N/A
		Class Adv	15.38%
		Class Inst2	17.91%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.93%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Adv	9.00%	N/A
	UBS WM USA SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	6.74%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	15.62%	N/A
MA Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	9.61%	N/A
		Class C	69.01%
		Class Inst	43.78%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst2	100.00%	N/A (a)
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	6.92%	64.46%
		Class Inst	15.75%
		Class Inst3	99.77%
		Class V	35.33%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class Inst	7.77%	N/A
Statement of Additional Information – August 1, 2023	361

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	9.99%	N/A
		Class Adv	91.23%
		Class Inst	13.83%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	8.64%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	59.29%	N/A
		Class C	20.64%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.84%	N/A
NY Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	21.12%	N/A
		Class C	15.92%
		Class Inst	27.83%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	6.65%	N/A
		Class Inst2	71.05%
	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class C	6.39%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	6.30%	N/A
		Class C	16.49%
		Class Inst	5.39%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	23.79%	53.54%
		Class C	13.84%
		Class Inst	16.15%
		Class Inst3	97.71%
		Class V	18.18%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class A	6.90%	N/A
		Class C	5.11%
		Class V	7.65%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	5.62%	N/A
		Class Adv	34.51%
		Class Inst2	23.98%
	PAUL E HOWARD & JUDITH A HOWARD JTWROS PO BOX 649 SCHOHARIE NY 12157-0649	Class V	8.91%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	7.95%	N/A
		Class Adv	65.33%
		Class C	15.84%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	9.66%	N/A
Statement of Additional Information – August 1, 2023	362

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	8.42%	N/A
		Class C	10.92%
		Class Inst	6.10%
Select Global Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	72.95%	67.68%
		Class C	58.45%
		Class Inst	75.27%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	14.02%	N/A
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	35.15%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	81.41%	N/A
	FIIOC FBO 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R	6.18%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Adv	7.13%	N/A
		Class Inst	11.03%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	11.86%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	23.32%	N/A
		Class Inst2	43.51%
		Class R	21.97%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	69.31%	N/A
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL BRITZ INC 401(K) PLAN 3265 W FIGARDEN DR FRESNO CA 93711-3912	Class R	20.91%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	15.44%	N/A
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Class Inst2	5.51%	N/A
		Class R	12.12%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	6.54%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.48%	N/A
Statement of Additional Information – August 1, 2023	363

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Seligman Global Technology Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	31.76%	28.52%
		Class C	36.83%
		Class Inst	41.94%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	5.39%	N/A
		Class Inst2	33.51%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	Class Inst3	10.00%	N/A
	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	Class Inst3	6.38%	N/A
	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class A	5.27%	N/A
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	5.89%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.94%	N/A
		Class Inst	8.04%
	MASSACHUSETTS MUTUAL INSURANCE COM 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	Class Inst3	42.66%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	5.28%	N/A
		Class Adv	24.14%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst3	8.23%	N/A
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class C	13.48%	N/A
		Class Inst	6.15%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	10.40%	N/A
		Class Adv	25.91%
		Class C	5.11%
		Class Inst2	22.92%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	19.72%	N/A
		Class C	7.31%
		Class Inst2	10.47%
		Class Inst3	8.38%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.32%	N/A
		Class Inst	10.03%
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	24.32%	N/A
Statement of Additional Information – August 1, 2023	364

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	18.90%	N/A
	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Class Inst3	14.46%	N/A
	UBS WM USA SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	9.63%	N/A
	VENERABLE INSURANCE & ANNUITY CO 1475 DUNWOODY DR WESTCHESTER PA 19380-1478	Class Adv	5.00%	N/A
		Class R	67.37%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	11.71%	N/A
		Class Inst	10.59%
Strategic CA Municipal Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	35.82%	34.56%
		Class C	38.42%
		Class Inst	39.26%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	65.31%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	30.18%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.50%	N/A
		Class Inst	6.68%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	10.72%	N/A
		Class C	10.36%
		Class Inst	13.19%
		Class Inst3	69.05%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class A	6.46%	N/A
		Class Inst	14.45%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	84.54%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	13.72%	N/A
		Class Inst2	24.61%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	9.65%	N/A
	UBS WM USA SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A	5.27%	N/A
		Class Inst	5.93%
Statement of Additional Information – August 1, 2023	365

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	8.48%	N/A
		Class C	27.36%
		Class Inst	6.80%
Strategic NY Municipal Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	19.75%	N/A
		Class C	28.20%
		Class Inst	39.42%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	57.04%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	26.40%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.08%	N/A
		Class Inst	18.63%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	11.46%	N/A
		Class C	6.92%
		Class Inst	12.06%
		Class Inst3	71.83%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class A	5.14%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	33.48%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	61.93%	N/A
		Class C	8.98%
		Class Inst2	28.68%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	10.20%	N/A
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	7.59%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	13.52%	N/A
	UBS WM USA SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.06%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.72%	N/A
		Class C	17.00%
Statement of Additional Information – August 1, 2023	366

Funds with Fiscal Period Ending December 31:
Except as otherwise indicated, the information below is as of March 31, 2023:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Real Estate Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	65.95%	N/A
		Class C	35.75%
	AMERICAN TITLE CO JACKSON INC TTEE C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.96%	N/A
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class C	17.82%	N/A
		Class R	9.42%
	C/O ROCKLAND SWP SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst3	47.46%	N/A
	CAPITAL BANK & TRUST CO TTEE FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	25.71%	N/A
	CHARLES J BOGDAN TTEE FBO OHIO HEAD & NECK SURGEONS INC 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	9.64%	N/A
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class C	7.16%	N/A
		Class Inst	13.51%
		Class Inst2	29.58%
	JAMES GILSON & GLENN TORNILLO TTEE C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.47%	N/A
	JOHN SULLIVAN TTEE FBO TMI GROUP 401K PSP 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class R	5.29%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	50.54%	N/A
	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	Class Adv	66.02%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FBO 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class Adv	7.89%	N/A
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst2	21.64%	N/A
		Class R	5.45%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class Adv	9.61%	N/A
		Class Inst	6.32%
	O AGUIRRE R FIELDS & R FIELDS TTEE C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.11%	N/A
Statement of Additional Information – August 1, 2023	367

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	11.47%	N/A
	S GOLDBERG H MATRI & M BERMAN TTEE C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class Inst2	21.95%	N/A
	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	13.93%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	14.29%	N/A
(a)	Combination of all share classes of Columbia Management initial capital and/or investments through accounts managed by Columbia Management or its affiliates.
The Investment Manager, a Minnesota limited liability company, is a wholly owned subsidiary of Ameriprise Financial, Inc. Other Columbia Funds managed by the Investment Manager and its affiliates may hold more than 25% of a Fund.
American Enterprise Investment Services Inc., a Minnesota corporation, is a subsidiary of Ameriprise Financial, Inc.
Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation.
J.P. Morgan Securities LLC, a Delaware limited liability company, is a subsidiary of JP Morgan Chase & Co.
LPL Financial, a Delaware Corporation, is a subsidiary of LPL Financial Holdings, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S), a Delaware corporation is a subsidiary of Bank of America Corporation.
Pershing LLC, a Delaware limited liability company, is a subsidiary of The Bank of New York Mellon Corporation.
UBS Financial Services Inc., a Delaware corporation, is a subsidiary of UBS Group AG.
Statement of Additional Information – August 1, 2023	368

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST(S). THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST(S) IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.
Statement of Additional Information – August 1, 2023	369

APPENDIX A — DESCRIPTION OF CREDIT RATINGS
The ratings of S&P Global Ratings, Moody’s, Fitch, DBRS, and KBRA represent their opinions as to quality. These ratings are not absolute standards of quality and are not recommendations to purchase, sell or hold a security. Issuers and issues are subject to risks that are not evaluated by the rating agencies. When a security is not rated by one of these agencies, it is designated as Not Rated. Securities designated as Not Rated do not necessarily indicate low credit quality, and for such securities the Investment Manager evaluates the credit quality.
The following ratings descriptions, which were derived as of March 23, 2023 from the particular credit rating agency’s website, identify the date such descriptions were then last updated by such credit rating agency.
S&P’s Ratings last updated on November 10, 2021
Long-Term Issue Credit Ratings*
An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
Statement of Additional Information – August 1, 2023	A-1

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Municipal Short-Term Note Ratings
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Ratings last updated on December 20, 2022
Global Long-Term Rating Scale
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Statement of Additional Information – August 1, 2023	A-2

US Municipal Short-Term Debt and Demand Obligation Ratings
MIG Scale
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Scale
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
For variable rate demand obligations, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
Fitch’s Ratings last updated on March 21, 2022
Corporate Finance Obligations – Long-Term Rating Scales
AAA: Highest Credit Quality.
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality.
‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality.
‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality.
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative.
‘B’ ratings indicate that material credit risk is present.
CCC: Substantial Credit Risk.
‘CCC’ ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk.
‘CC’ ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk.
‘C’ indicates exceptionally high levels of credit risk.
Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.
Statement of Additional Information – August 1, 2023	A-3

Corporate Finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Short-Term Ratings Assigned to Issuers and Obligations
F1: Highest Short-Term Credit Quality
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk
Default is a real possibility.
RD: Restricted Default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The table below reflects typical relationships between the long-term rating and the short-term rating.
Long-Term Rating	Short-Term Rating
AAA	F1+
AA+	F1+
AA	F1+
AA–	F1+
A+	F1 or F1+
A	F1 or F1+
A–	F2 or F1
BBB+	F2 or F1
BBB	F3 or F2
BBB–	F3
BB+	B
BB	B
BB–	B
B+	B
B	B
B–	B
CCC+ / CCC / CCC–	C
CC	C
C	C
RD / D	RD / D
Statement of Additional Information – August 1, 2023	A-4

DBRS’s Ratings last updated on March 1, 2022
Long-Term Obligations Scale
All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the credit rating is in the middle of the category.
AAA
Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA
Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A
Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB
Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB
Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B
Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC / CC / C
Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D
When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See Default Definition for more information.
Commercial Paper and Short-Term Debt Rating Scale
The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.
R-1 (high)
Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle)
Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low)
Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high)
Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle)
Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
Statement of Additional Information – August 1, 2023	A-5

R-2 (low)
Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3
Lowest end of adequate credit quality. There is capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4
Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5
Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D
When the issuer has filed under any applicable bankruptcy, insolvency, or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See the Default Definition document on dbrsmorningstar.com under Understanding Ratings for more information.
KBRA’s Ratings, derived from the credit rating agency’s website as of March 23, 2023
Long-Term Credit Rating Scale
AAA: Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA: Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A: Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB: Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.
BB: Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B: Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC: Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.
CC: Determined to be near default or in default with average recovery expectations.
C: Determined to be near default or in default with low recovery expectations.
D: KBRA defines default as occurring if:
■	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.
■	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.
■	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.
KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.
Short-Term Credit Rating Scale
K1+: Exceptional ability to meet short-term obligations.
K1: Very strong ability to meet short-term obligations.
K2: Strong ability to meet short-term obligations.
K3: Adequate ability to meet short-term obligations.
Statement of Additional Information – August 1, 2023	A-6

B: Questionable ability to meet short-term obligations.
C: Little ability to meet short-term obligations.
D: KBRA defines default as occurring if:
■	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.
■	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.
■	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.
With exceptions for certain issuers and sectors, the following correspondence between KBRA's short- and long-term ratings generally holds:
Long-Term Rating	Short-Term Rating
AAA AA+ AA AA–	K1+
A+	K1+ or K1
A	K1
A–	K1 or K2
BBB+	K2
BBB	K2 or K3
BBB–	K3
BB+ BB BB– B+ B B–	B
CCC+ CCC CCC– CC C	C
D	D
Statement of Additional Information – August 1, 2023	A-7

APPENDIX B — CORPORATE GOVERNANCE GUIDELINES
Contents
1 Overview of key principles and approach	B-1
2 Role, structure and operation of boards	B-2
3 Board committees	B-5
4 Compensation	B-6
5 Audit, risk and control	B-7
6 Shareholder rights	B-8
7 Reporting	B-9
8 Social and environmental factors	B-11
9 Voting matters	B-13
The following guidelines apply to Columbia Threadneedle Investments’ client accounts to the extent agreed upon and/or permissible including voting on behalf of reo® (Responsible Engagement Overlay) service clients, which gives investors access to our market leading engagement and proxy voting services.i
As an asset management business, we seek to act in the best economic interests of clients when carrying out our investment activities. Our investment clients are retail and institutional investors, including corporate pension funds.
Our voting guidelines are applied to all listed equity client portfolios. However, our institutional clients always have the right to determine how we vote their securities. We will always comply with those requests.
In addition to these guidelines, general and country-specific voting guidelines are maintained and applied within the voting process. Voting guidelines provide greater detail on resolutions that will (and will not) be supported and are drawn directly from the Corporate Governance Guidelines.
In executing votes, where companies put forward a strong case for not complying with our voting guidelines, we will take this into account and adjust our vote if we believe the company is acting in the best economic interests of shareholders (and, thus, our clients). We apply our guidelines to client portfolios in a manner that considers our clients’ respective investment objectives and best economic interests. This could result in our voting on a matter the same way (or differently) for different clients. If you wish to clarify anything in these guidelines, please email your relationship manager or the Responsible Investment team at Governance@columbiathreadneedle.com. The Responsible Investment team is responsible for and reviews this document annually.
1 Overview of key principles and approach
Well governed companies are better positioned to manage risks, identify opportunities, and deliver sustainable growth and returns for our clients. These guidelines establish a consistent philosophy and approach to corporate governance and the exercise of voting rights. The approach is based on the overarching principles of:
■	An empowered and effective board and management;
■	Appropriate checks and balances in company management structures;
■	Effective systems of internal control and risk management covering all material risks, including environmental, social and corporate governance (ESG) issues;
■	A commitment to promoting throughout the company a culture of transparency and accountability that is grounded in sound business ethics;
■	Compensation policies that reward the creation of long-term shareholder value through the achievement of corporate objectives; and
■	A commitment to protecting the rights and interests of all.
We recognize that such principles may be expressed differently in different markets. Therefore, our voting policies take account of local practices and are applied in a pragmatic fashion that reflects an integrated understanding of local and international good practice. In all cases, we aim to achieve the same result: the preservation and enhancement of long-term shareholder value through management accountability and transparency in reporting.
Statement of Additional Information – August 1, 2023	B-1

We also recognize that companies are not homogeneous and some variation in governance structures and practice is to be expected. Achieving best practice in corporate governance is a dynamic process between the board, management, and shareholders.
We encourage companies to engage in the process of shaping and meeting evolving standards of best practice. Although our voting is strongly rooted in a clear set of corporate governance principles, we approach each company’s case on its merits using our expertise, discretion, and dialogue with companies to do so. For this reason, we encourage companies to contact us with information about any governance practices and challenges unique to the company. When we do not vote with management’s or the board’s recommendations, we may choose to inform the company of our voting decision and provide comments to explain the specific concerns with the resolutions we did not support.
2 Role, structure and operation of boards
We use the term “board” to describe the board of directors and similar supervisory decision-making bodies. The board is ultimately responsible for the management of the company.
This is mainly achieved through the delegation of powers to executive management. The board should receive the report of executive management on the conduct of the business and regularly question management on these matters. However, certain matters should be reserved for the board.
The board is responsible for setting and testing strategy proposed by executive management, determining the risk appetite for the business, ensuring the independence and effectiveness of external audit, and for succession planning of both executive management and the board.
The structure, composition and operation of boards will vary from country to country and company to company. Certain elements of effective boards are universal, and these are detailed below under the following sub-headings:
■	Roles and independence;
■	Competence, objectivity and refreshment;
■	Effective functioning of boards; and
■	Communication and accountability to shareholders.
Roles and independence
The composition of the board is of the utmost importance. Boards should have meaningful representation of both executive and non-executive directors. Non-executives should be wholly independent of the company, although we recognize that, in certain cases, connected non-executives have a valuable role to play.
The role of the chair and separation of principal roles
The roles of the chair and chief executive officer (CEO) are substantively different and should be separated. We regard separation of the roles as important for securing a proper balance of authority and responsibility between executive management and the board, as well as preserving accountability within the board. If for any reason the roles are combined (e.g., over an unexpected transitional period) this should be explained and justified in the report and accounts. In all such cases, a strong senior independent non-executive director should be nominated (i.e., a lead independent director).
Executive directors
Including executives in board meetings is essential to enhance discussion and allow independent directors to gain the fullest understanding of company operations. In markets where customary, we encourage the appointment of key executives to the board alongside the CEO and the chief financial officer (CFO). The presence of other executives provides additional company knowledge for the board and ensures the board is not solely dependent on the CEO for input relating to the company’s operations and strategies. However, the number of executive directors should not outweigh the number of independent non-executives.
Non-executive directors
We assess the number of directorships an individual director holds to ensure they have sufficient time and energy to perform their role as a non-executive director properly as this is a demanding role. Factors that determine the appropriate number of directorships are the size of the company, its complexity, its circumstances, other commitments that a director has and the results of board evaluation, among others. We consider that holding multiple directorships in large companies can be excessive even for a full-time non-executive director, especially when considering board committee participation. Multiple directorships should be avoided for a full-time executive. For complex companies, particularly in developed markets, we may vote against non-executive directors who hold more than five directorships.
Statement of Additional Information – August 1, 2023	B-2

Proportion of non-executive directors on the board
Difficult decisions that center on the best interest of shareholders arise from open and direct interplay between boards and company executives. It is important to have enough independent non-executive directors for an adequate diversity of views and to fulfil committee membership quotas. We expect all widely-held companies to have a majority of independent directors.
For companies with controlling shareholders, we expect there to be a minimum of one-third of fully independent directors on the board.
Independence of non-executive directors
Independence of individual directors is valued, but a well- balanced board is valued above all. We will support non- independent directors when they bring skills, sector knowledge and other experience that justify their presence on the board, particularly where the appropriate balance of independence is maintained.
The criteria for the independence of directors draw on a variety of standards, including the Organisation for Economic Co-operation and Development (OECD) Principles of Corporate Governance, national corporate governance codes, listing rules, and guidance provided by the International Corporate Governance Network, among others. We favor a principles-based approach, which seeks to ensure that directors can act in the interests of the company and its shareholders. Companies should consider using the corporate governance report or annual shareholder meeting materials to explain the board evaluation process, and to justify the value that non-independent directors bring to the board.
■	Not be former executives of the company. We do not support the idea of a cooling off period for former executives, although in the case of individuals who have served in a junior capacity, a hiatus may be appropriate;
■	Not have close family ties with the company’s advisers, directors or senior employees;
■	Not serve as a board committee chair if they have served on the board for a period of time that may hinder their independence of thought;
■	Not hold cross-directorships or have significant links with other directors (see “Interlocking boards” below);
■	Not be major shareholders or representatives of any special interest group, including government representatives in cases of state ownership or representatives of affiliated companies;
■	Have no significant commercial involvement with the company as professional advisers, major suppliers or customers;
■	Not be entitled to performance-related pay, stock options, pensions, or benefit from large donations to charitable causes of their choice;
■	Not normally hold other directorships in companies in a closely-related industry so as to avoid potential conflicts of interest.
Interlocking boards
We seek to ensure that directors are not only independent from the company, but also of one another. We expect companies to disclose interlocking board relationships and to explain how the independence of individual directors is preserved when directors jointly serve on two or more of the same boards.ii
Extensive board service and independence
Prolonged membership on a board jeopardizes independence as directors may become close with management and overly invested in prior strategic decisions. Independence is critical to ensuring shareholders have adequate voice inside the boardroom. After a certain length of board service, directors may not be considered fully independent and it may be inappropriate for such directors to serve on committees, such as the audit committee, where absolute independence is a key requirement.
We recognize that there is no fixed time period where a director categorically loses independence. Nonetheless, we will leverage a respective country’s own regulatory requirement regarding independence where specified. In North America, we will assess whether the average board tenure of the company is significantly beyond the respective market’s average when considering the board’s overall balance.
Where the appropriate balance of independence is not met, we will analyze whether to support the re-election of long-standing directors.
Independence of employee representatives
While a number of countries have legislation mandating a certain percentage of employee representatives on the board, we do not consider these individuals to be fully independent. Hence, we expect companies domiciled in countries with mandatory co-determination (the process by which employees elect their representatives to the board) or employee representation to ensure that the board and its committees have adequate representation of truly independent directors.
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Competence, objectivity and renewal
Diversity, competencies and perspectives
A relevant and suitably diverse mix of skills and perspectives is critical to the quality of the board and the strategic direction of the company. Companies should therefore strive to widen the pool of potential candidates for board and management roles to ensure they draw on the richest possible combination of competencies and experiences.
In all cases, candidates must be selected for their ability to oversee and enhance long-term company performance. Boards should recruit members with the appropriate combination of skills and experience, and should affirm the value of individual diversity, including gender, racial, ethnic, national origin, professional background and other relevant factors that may enhance the board’s overall performance. As boards cannot be transformed overnight, we look for a statement that sets out the board’s approach to promoting diversity at the board, executive management, and companywide workforce level. We welcome disclosure of specific diversity targets set by the board and subsequent reporting on performance against these targets. Where disclosure is absent and appropriate diversity levels across gender, racial and ethnic representation have not been met, we will normally not support the re-election of nomination committee chairs or other relevant directors.
Re-election of directors
To ensure that it retains an open and critical perspective, the board should be continually refreshed. For this reason, all directors should be required to submit themselves for re-election at regular intervals. We prefer to have all directors standing for annual election to strengthen the accountability of the board to shareholders. Failing that, we encourage the chair of the board, as well as the chairs of the audit, compensation and nomination committees to stand for annual re-election to strengthen accountability for the core functions of the board. We also believe that a minimum of one-third of board members should stand for election annually.
Nomination of directors
We strongly believe that a board nominating committee composed of a majority of independent non-executive directors is best placed to identify and put forward suitable candidates for the board. Shareholders should only put forward candidates where there is clear evidence of ineffective board oversight and unwillingness to correct the problem—or where a cumulative voting system or similar arrangement encourages direct shareholder participation in board nominations. We expect companies to put forward only one candidate for each available position as an indication that the company is clear about the value each director brings to the board. We encourage companies to specify each candidate’s qualifications, experiences and skills that are of relevance and importance to the board’s oversight of company strategy.
Balanced composition
We will consider voting against the chair or members of nominating committees who have not constructed appropriately balanced, independent boards. Indicators include: an overreliance on long-standing members; an over-reliance on affiliated directors; and a lack of appropriate diversity characteristics, including gender, race, nationality, ethnicity, etc., that reflect the nature, scope and aspirations of the business.
Effective functioning of boards
Board size
In the case of a two-tier board structure, neither board should be large: between five and 10 members typically is appropriate. A unitary board normally should have between five and 15 members. In the case of overly large boards and in the absence of a commitment to reduce board size, we may withhold support from the nominating or governance committee chair unless clear justification has been provided explaining the need for such a large board.
Two-tier boards
We are agnostic as to the merits of a two-tier board as opposed to a unitary board, and we recognize that a two-tier board structure is the norm in many markets. At the same time, we are aware that there can be challenges in communication between a supervisory board and a management board. Where there is more than one body forming the board, companies should maintain an effective mechanism for the various elements of the board to work together and should explain how this happens. This system should ensure the most effective use is made of all individuals involved so that the company can optimize the unique skills and experiences of their directors.
Board evaluation
Board evaluations are an important tool for improving board performance. All boards should implement an evaluation process that considers the effectiveness of the entire board, its committees, the contributions made by each member, including its systems for interaction between the board and company management, areas for improvement, and behaviors and overall board culture. The nominating or governance committee may oversee the evaluation process and should report general findings and areas for improvement publicly to shareholders. Large or systemically important companies should leverage professional, independent assistance to facilitate evaluations on a periodic basis (typically every three years).
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Board meetings & attendance
The board should meet at regular intervals to ensure effective oversight of the company. We regard six meetings per year as a minimum guidance, and often more frequent meetings are necessary.
We also expect directors to attend the annual general meeting (AGM), and to facilitate communication with the shareholders whom they represent. The company should disclose the attendance record of individual directors in the AGM report, as well as mechanisms for shareholders to communicate directly with the board. We may withhold support from directors with poor attendance records or boards who fail to accommodate shareholder dialogue.
Non-executive director (NED) only meetings
NEDs should meet without executive board members present on a regular basis and when circumstances demand. They should also have at least one meeting per year to hold an unconstrained discussion away from day-to-day business matters. Ideally, this should be chaired by a senior or lead independent director, although the chair may be present (provided they are a non- executive). Conversely, in the case of two-tiered boards, supervisory boards should meet with executives on a regular basis to minimize the risk that NEDs could become marginalized from the business.
Training and mentorship
All directors should receive appropriate training when being onboarded. Ideally, the onboarding process should include assignment of a board mentor. Mentors are normally long- or medium-standing directors willing to take on the responsibility of providing ad hoc support and context for new directors.
All directors should regularly be provided opportunities to attend conferences, classes, or webinars to upskill and remain relevant. Such offerings may be an outcome of the board evaluation process or a request from directors or management directly. We encourage companies to develop regular director training plans that include educating directors on relevant environmental, social and governance matters.
Communication and accountability
The board should proactively and regularly make itself available for consultation with shareholders. To this end, boards should appoint a senior or lead independent director to fulfil a formal liaison role with key stakeholders. This is most important in cases where the CEO also holds the chair position, has executive responsibilities or was not independent on appointment.
Where appropriate, NEDs should be prepared to discuss matters of strategy, performance, risk, capital structure, standards of operational practice, and oversight of company-specific environmental and social matters.
3 Board committees
We encourage companies to move towards fully independent audit and compensation committees, as well as a nomination committee composed of a majority of independent directors. All board committees should report on their activities annually to shareholders (see section on “Reporting” below).
Audit
The audit committee provides an important safeguard for shareholders and for other stakeholders that rely upon the integrity of the report and accounts as a basis for their investing in the company.
The audit committee should consist exclusively of NEDs, all of whom should be independent, and consist of at least three individuals. At least one should have recent and relevant financial, accounting or audit experience, and all audit committee members should be financially literate. The committee should be responsible for assessing the effectiveness, independence, qualifications, expertise and resources of the external auditors (including the quality of audit) and oversee the process of review and issue of the accounts.
The audit committee should also be responsible for monitoring and approving related-party transactions and should ensure that any material related-party transactions do not disadvantage minority shareholders.
The audit committee is also responsible for publishing the annual audit report, which is essential for investors to evaluate the overall health of the business (see “Reporting” below). The audit committee report should provide meaningful disclosure on the committee’s work and the issues it has addressed. In the event of a significant restatement of accounts or material weakness in internal controls, we may not support the election of members of the audit committee who we consider have not fulfilled their duty to shareholders. We may also not support the election of these director to the boards of other companies.
Compensation
The compensation (or remuneration) committee is responsible for setting the compensation of executive directors and senior executives and should coordinate with the company’s human resources function to develop a coherent and effective compensation strategy throughout the company. As a best practice we believe that compensation committees should consist exclusively of independent non-executive directors. We encourage compensation committees to engage in direct dialogue with shareholders when developing compensation policies. (See “4. Compensation” below).
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The compensation committee must consult with other board functions to ensure that pay mechanisms are well aligned with strategic goals and the company’s appetite for risk. In particular, the compensation committee should work with the board and its committees to determine the appropriate balance in the allocation of profits to employees as incentive payment, to shareholders as dividends, and for retention or reinvestment in the business itself.
The committee’s fiduciary duty is also to ensure that the amount of payment to management is fair and appropriate. Finally, the committee should be attentive to compensation across the company to ensure management is delivering on strategic priorities, especially those that enhance shareholder returns.
We may withhold our support from the chair and/or members of the compensation committee where there are significant concerns with the committee’s decision-making, or where issues we have identified with pay policies and practices remain unaddressed.
Nomination
A nomination committee should oversee all board and senior executive appointments. Normally it should be a committee of independent non-executive directors and the board chair. In certain instances, it may be appropriate for the committee to leverage management’s advice. Although we prefer a fully independent committee, we recognize that a non-independent director or representative of a large shareholder may be appropriate in some circumstances.
Corporate governance
We recognize that companies may choose to have the nominating committee or a specific corporate governance committee responsible for corporate governance practices and procedures. Regardless of the structure, the committee should monitor emerging regulatory and industry standards, strive to achieve global best practice, and should consult with shareholders to understand investor expectations.
Corporate responsibility and sustainability
We believe that committees with responsibilities related to oversight of corporate social responsibility, ethics or sustainability are prudent for purposes of risk management. For large companies exposed to significant ESG risks, such committees are essential to protecting shareholder value and managing reputational risk.
Business ethics
Whether it is through a committee such as the audit committee or a general board review, it is important that the board affirm its responsibility for reviewing internal business ethics systems, practices, and processes.
4 Compensation
Levels of compensation and other incentives should be designed to promote sustainable, long-term value creation and reflect the executives’ work and contribution to the company. No director should be involved in setting their own compensation. Given the consistent upward trend in total compensation, we expect careful usage and robust justification of benchmarks. We also wish to see comprehensive disclosure of performance targets as well as actual performance against pre-set targets. We expect justification of base pay levels awarded, and that a significant proportion of total compensation be variable and subject to appropriately challenging performance conditions. We do not set guidelines for levels of compensation beyond the principles mentioned below.
Level of pay
We expect boards to demonstrate an understanding of (and sensitivity to) the views and expectations of shareholders and other key stakeholders, such as employees, when setting executive pay.
Relationship to strategy and risk
We expect companies to demonstrate the alignment of their compensation policy with their overall business strategy and planning. Performance metrics should relate to the company’s articulated strategy and risk tolerance. Targets should be constructed to align executive incentives to the interests of long-term shareholders and should not create incentives for executives to undertake short-term risks that might imperil sustainable long-term performance. We advocate for risk-related preconditions to bonus awards to ensure inappropriate incentive payments are not awarded in the event the company’s financial strength or credit quality deteriorates.
We seek appropriately detailed disclosure of board and disclosure management compensation packages (See “Compensation report” below). The purpose of the compensation report should not simply be related to compliance, rather it should be to enhance investors’ understanding of the committee’s practices, processes, and goals.
Following the award of the bonus, companies should provide a meaningful analysis in the compensation report of the extent to which relevant targets were met. The compensation report should be written in plain language and include the tax implications for the company.
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At a minimum, the compensation of all directors, including all nonexecutive and executive directors, should be disclosed individually. We look for banded disclosure of those individuals at sub-board level who make a significant contribution to the company.
Executive contracts and pensions
Prior to employment contract agreements, companies should actively consider the potential rewards concerning severance in the event of inadequate performance and clarify the performance conditions under which such severance benefits are to be payable. We encourage companies to seek mitigation in case a director has taken up employment elsewhere and to adjust the length and size of any payments accordingly. We recommend that companies make larger severance packages the subject of a shareholder vote.
Share schemes/share compensation arrangements
We believe that strict guidelines should be observed regarding the issue, or potential issue, of shares for incentive schemes (also known as equity-based compensation plans) both as to the proportion of shares issued and to the rate at which these are issued each year. For us to accept large share schemes, the commercial drivers must outweigh the dilutive impacts. If the company is insufficiently transparent regarding the details of such schemes, we may abstain or vote against them.
Equity incentive plans
We support the principle of motivating and rewarding executives through the granting of equity incentives.
Performance targets for equity incentive plans should be clearly disclosed and challenging. We believe that the compensation committee is in the best position to determine the most appropriate performance metrics for driving the long-term business strategy. However, overall compensation packages should reflect a range of performance targets and should not rely too heavily on the achievement of a single performance metric.
Generally, we believe executive pay plans should reflect a balance of financial, operational, and relative performance targets. We strongly believe that exceptional performance over a significant period merits an exceptional level of compensation. We oppose retesting of performance conditions and may withhold support of compensation plans where the compensation committee has used its discretion to relax any performance targets previously approved by shareholders.
We will consider one-off equity awards on a case-by-case basis in light of justification provided by the company. However, frequent use of exceptional awards raises questions over the adequacy of the overall compensation strategy and effectiveness of succession planning. We will take particular care when reviewing equity awards granted for the purposes of recruitment or retention when such awards are not linked to meaningful performance targets.
We encourage the inclusion of environmental and social factors in performance bonus payments where they have a material impact on shareholder returns. We also expect a discussion of the process undertaken by the company to identify such factors and an explanation as to why it considers these factors to be relevant.
Holding periods, vesting and malus/clawback policies
Bonus payments and long-term incentive schemes should be structured to reward long-term growth in shareholder value and be subject to performance-vesting conditions. We encourage companies to include deferred shares as a portion of short-term bonuses. Longer-term incentive plans should be fully sharebased, and vesting periods should extend from at least three to five years or longer. We also encourage companies to require longer-term holding periods post vesting. The compensation committee should maintain a malus authority to withhold all or part of performance-based pay from executives before it has vested in cases where it deems it appropriate. The compensation committee should also have clawback authority to recover sums already paid out to executives. This might occur following a significant restatement of accounts, where previously granted awards were paid on the basis of inaccurate figures, or where the long-term outcomes of a specific strategy result in significant value destruction for shareholders.
Employee ownership
Widespread employee ownership can contribute positively to shareholder value, as it further aligns employees’ interests with those of shareholders. Such devices should not, however, be instituted as anti-takeover devices, and should be included within company-wide dilution limits.
5 Audit, risk and control
We recommend that the independent members of the audit committee meet on a regular basis with the company’s auditors and without company management. This may enable a better flow of information between auditors and the board.
Appointment of auditors
The auditors’ performance and appointment should be reviewed periodically. Where the same firm remains as auditor for a period of time, there should be a policy of regular rotation of the lead audit partner. We believe that systematic rotation of audit firms is both desirable and in the best interests of shareholders.
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We expect audit quality to be the main consideration in the selection of the auditor and expect that shareholders should be given the opportunity to vote on the appointment and payment of auditors.
Auditor liability
We recognize the disproportionate risk that joint & several liability may place upon audit firms. However, we will only consider supporting arrangements to cap auditor liability in exceptional circumstances (e.g., where the risk of a catastrophic and disproportionate claim can be demonstrated).
Fees paid to a company’s auditors in addition to audit fees
Companies should disclose when auditors carry out consultancy work in addition to auditing the company and the audit committee should consider whether there is a risk that an auditor’s impartiality may be jeopardized. The range, nature and tendering process for any such non-audit work should be supervised by the audit committee, whose responsibilities in this area should be fully disclosed. Where substantial non-audit fees are paid for more than one year, we may not support the reappointment of the auditor or the payment of auditor fees in its voting at AGMs.
Related-party transactions
Many companies are involved in material related-party transactions, which represent a significant risk to shareholders. This risk is mitigated in companies with fully independent audit committees whose responsibility it is to ensure that such transactions are conducted on the basis of arm’s-length valuations. We strongly encourage companies to use such committees for scrutiny, and to secure prior shareholder approval for material related-party transactions.
In the circumstance of continued concerns, we recommend that each company disclose any shareholdings that its controlling shareholders may have in other companies or investment vehicles that have a material interest in the company.
Risk management
The board as a whole is responsible for defining a company’s risk tolerance relative to its strategy and operations—it is also responsible for monitoring the company’s performance relative to defined risks. Financial, operational, and reputational risks that are relevant to the company’s business and performance should be included in this oversight, including material ESG and ethical risks.
Depending on the size and complexity of the company, a standalone risk management committee may be warranted.
6 Shareholder rights
While the precise nature and scope of shareholder rights vary across jurisdictions and many related aspects of our expectations are touched upon in other parts of these guidelines, a number merit direct mention:
Liaison with shareholders
Board and management teams should be ready, where practicable, to engage in dialogue with shareholders based on an understanding of shared objectives. They should also be proactive in making sure important news is imparted, subject to appropriate inside information procedures, and should react helpfully to investor inquiries.
In investment meetings with shareholders, companies should be prepared to address relevant corporate ESG issues.
Issuance of Shares
We respect a company’s right to issue shares to raise capital. However, share issuance should be strictly limited to that which is necessary to maintain business operations and drive company strategy. We will not support requests to increase authorized share capital that exceed 50% of existing capital, unless specific justification has been provided (e.g., to complete a strategically important acquisition or undertake a necessary stock split).
Pre-emption Rights
We believe that pre-emptive rights for existing shareholders are essential. Shares may be issued for cash without pre-emptive rights or for compensation purposes, subject to shareholder approval. Companies should adhere to strict limits for issuing new shares as a proportion of the issued share capital. Furthermore, they should also be subject to flow rates, where appropriate.
Share repurchases
We expect companies to repurchase shares in the market when it is advantageous for the company and its shareholders.
Authority to repurchase shares should be subject to shareholder approval.
Controlled companies and share classes with differential voting rights
We favor a share structure that gives all shares equal voting rights. We do not support the issue of shares with impaired or enhanced voting rights.
Where differential voting structures exist, this structure should be transparently disclosed to the market. In the case of controlled companies, we will review any request to issue shares with enhanced voting rights to determine why these are necessary and how they will reflect the interests of minority shareholders. We support the principle of one share, one vote, and encourage
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companies to take steps to eliminate differential voting structures over time or prevent their introduction. Where there are unequal voting rights, we encourage clear and comprehensive disclosure of a timeline regarding the retirement of unequal voting structures (otherwise known as sunset provisions).
Voting caps
We oppose voting caps in principle and believe that all shares should be entitled to full voting rights irrespective of the holding period. However, we recognize the widespread use of voting caps in certain markets, and the benefits accruing to shareholders not subject to a cap. Therefore, at a minimum, we expect companies to clearly disclose any caps and encourage them not to introduce new caps while phasing out existing caps over time.
Mergers and acquisitions, spin-offs and other corporate restructuring
We expect boards to conduct thorough due diligence prior to pursuing any merger or acquisition and to maximize shareholder value in any deal. Where major transactions are not subject to shareholder approval, companies should consider the views of their major shareholders, subject to regulatory constraints and shareholders’ policies concerning insiders.
We consider the ESG risk implications of any corporate activity as part of the assessment of such activity, particularly in high-impact industries. We also expect the board to evaluate any potential ESG or ethical risks or liabilities of any business combination, including supply chains.
Poison pills
We regard artificial devices to deter bids, known as poison pills, as inappropriate and inefficient unless they are strictly controlled and very limited in duration. We believe that any control-enhancing mechanism or poison pill that entrenches management and protects the company from market pressures is not in the interests of shareholders.
Pension and other similar significant corporate liabilities
Companies should be aware of, and report to shareholders on, significant liabilities such as those arising from unfunded or under-funded pension commitments. The extent of the liability should be reported, and the plans put in place to cover the deficit should also be reported within a reasonable timeframe for action. The principal assumptions used in calculating amounts should form part of this disclosure. Other significant liabilities could include specific operational or ESG risks that the company faces. The company should provide some indication of how these risks can result in “contingent liabilities.”
Shareholder resolutions
We consider all shareholder resolutions that appear on the ballot and vote in accordance with our view of the long-term economic benefit to shareholders. On this basis we will typically support requests to improve board accountability, executive pay practices, ESG disclosure and climate change scenario analyses where we agree with both the broader issue highlighted as well as the implementation proposed. We also typically support shareholder proposals asking companies to report on implementation of environmental and social policies and assessments where there is reason for concern. We will review company and outside data and information, assess peers for benchmarking and consider the proponents’ and company’s arguments in full.
7 Reporting
Companies should have meaningful and transparent disclosure so that investors can obtain a clear understanding of all important and relevant issues. The annual report should provide a full review of the business model and strategy; key performance indicators used to gauge how the company is progressing against its objectives; principal (material) risks and any significant factors affecting the company’s future performance, including significant ESG or ethical issues; key achievements; and standards followed during the accounting period.
In all markets, we favor reports that are:
■	Comprehensive, covering the strategic direction of the business and all material issues, including any significant changes in the regulatory context and key ESG issues;
■	Balanced, with even-handed treatment of both good and bad aspects of a company;
■	Transparent, with narrative text that leverages plain language, and accounting notes that provide investors with a full understanding of the circumstances underlying the reported figures;
■	Underpinned by Key Performance Indicators (KPIs) that drive business performance, are comparable over time, and are supported by detailed information on how they are calculated;
■	Consistent and joined-up with other company reporting, including the compensation policy and corporate social responsibility or sustainability reporting.
Directors
Adequate biographical information on the directors should be provided for shareholders in advance of the AGM. This should include information about directors’ qualifications and experience, term of office, date of first appointment, level of
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independence, board committee memberships and other personal and professional commitments that may influence the quality of their contribution and independence (e.g., other directorships, family and social ties, and affiliations with related companies or organizations). For all newly appointed directors, we encourage disclosure of qualifications, experiences and skills that are considered by the board to be of relevance and importance to its oversight of company strategy. To this end, we encourage disclosure of a clear and concise board skills matrix in the proxy voting materials and annual report.
Nomination committee report
The committee should report annually on its activity and the report should provide a detailed discussion of its process for identifying and appointing executive and non-executive directors, including the processes it employs to ensure board membership reflects an appropriate diversity of perspectives, experiences, gender and racial or ethnic representation as well as cultural backgrounds. Where necessary, the report should include a thorough discussion of the board’s view of the independence of certain members. The report should also include a robust description of the board evaluation process, cadence, and outcomes (including strengths and opportunities identified).
Audit committee report
The audit committee should report on its conduct during the year and, in particular, any specific matters of judgement relating to the application of accounting principles or the scope of the audit. It should also comment on the process for ensuring the independence of the auditors and for evaluating the impact of non-audit work. The audit committee report should include a narrative description of any related-party transactions, with reference to how these might impact the interests of minority shareholders. Any qualification of the audit statement and all matters raised in the auditor’s report must be fully explained.
System of internal controls and risk management
If the audit committee’s remit includes risk management, the audit committee report should also address the board’s oversight of enterprise-wide risks. Either as part of the audit committee report or a standalone report, the company should explain the results of the board’s review of internal controls, including any identified (or potential) weaknesses in internal controls and how the board plans to respond to these.
Compensation report
We expect all companies to publish an annual compensation report in line with international good governance standards. Good compensation reporting outlines a company’s overall philosophy and its policies and formulas for determining annual, short- and long-term pay. We look for compensation reports to break down fixed versus variable pay and to clearly align total pay packages with long-term shareholder value. The compensation report should clearly disclose specific long-term performance targets and total potential pay-outs.
If short-term performance targets cannot be disclosed due to commercial sensitivity, we expect retrospective disclosure of short- term targets and of actual performance against these targets.
We recommend that all companies put the compensation report to a shareholder vote and encourage compensation committee members to actively consult their shareholders prior to the AGM.
Sustainability reporting
We encourage companies to report on any significant ESG or ethical risks and opportunities in their annual reports including the systems in place to manage these risks. This may be supported by more detailed disclosure in a separate corporate social responsibility or sustainability report.
Code of corporate governance
Companies should provide a full and clear statement of all matters relating to the application of the provisions of the relevant national code of corporate governance. The way the provisions are put into effect should be clearly discussed. Any deviations should be supported by meaningful explanations.
Code of conduct
Companies should maintain a code of conduct reflecting corporate values and promotion of ethical business practices. Such codes should address business-critical compliance issues including anti-corruption practices.
Reincorporation in a tax or governance haven
Irrespective of the potential benefits a smaller tax burden may bring, we will typically vote against resolutions for a company to reincorporate in a new legal jurisdiction that offers lower legal and governance protections to shareholders. Aggressive tax strategies, even if structured legally, can pose potentially significant reputational and commercial risks for companies.
We expect boards to ensure the company’s approach to tax policy is both prudent and sustainable. To that end, we therefore expect companies to disclose how the board is providing such oversight. Companies should provide a suitable amount of information for investors to understand their tax practices and associated risks
Listings
Companies that are listed on an exchange should comply with the rules and listing requirements of that exchange.
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Shareholder resolutions and access to the proxy statement
Shareholder resolutions represent the exercise of a key shareholder right and may encompass a wide range of issues. We encourage companies to engage in constructive dialogue with shareholders and other key stakeholders. Where engagement is unsuccessful, we support shareholders’ right to submit a shareholder proposal for consideration by all investors. In these instances, companies should behave respectfully by communicating promptly and fully with shareholders while refraining from obstructing the process. The board should provide a full and reasoned response to any shareholder proposal on the ballot. We consider all shareholder resolutions put forward and vote in accordance with our understanding of the long-term economic benefit to shareholders. We support shareholder resolutions relating to the right to nominate or remove directors, including those related to an advisory shareholder vote on pay. We will incorporate into our decision whether a shareholder resolution is binding in nature or advisory (non-binding) in applying the above considerations.
8 Social and environmental factors
Environmental and social factors can present serious risks to corporations and their ability to generate shareholder returns. A well-run company should, therefore, have formal systems to identify, assess and manage significant risks associated with financially material environmental and social factors. Companies should publicly disclose such factors on a regular basis and detail any management-related strategies and targets.
Disclosure should cover both direct operations and, where relevant, the policies applied to their supply chains. Companies should make appropriate and integrated disclosures reflecting touch points to their strategy, research and development, capital expenditures, operational performance, and commercial aspirations.
In general, we evaluate environmental and social proposals based on the relevance of the issue to the company and the desirability of the specific action requested in the proposals to advance long-term shareholder value. We recognize that some proposals may identify important company risks even if the proposal is poorly constructed. In such cases, we encourage companies to identify, mitigate and report on their respective risk management approach effectively.
Environmental and social management
Companies should determine how financially material environmental and social risks and opportunities are addressed via their core business strategy. As part of this process, companies should proactively identify, assess and manage those risks and opportunities, as well as implement robust sustainability governance frameworks to promote accountability and ensure effective oversight. We expect companies to align their disclosure of environmental and social policies, management systems and performance according to internationally accepted standards. We also expect companies to quantify impacts from environmental and social factors and set targets to mitigate and manage material sustainability risks and impacts.
We have set out our detailed thoughts for environmental and social practices in stand-alone documents available on our website.
We may withhold support from management resolutions should we deem companies’ responses to involvement in significant environmental or social controversies as insufficient, or where we have concerns about recurrent weak practices by companies in high-impact industries.
We may vote in favor of shareholder resolutions seeking improvements in reporting and/or management of environmental or social practices where we have concerns, acting in the best economic interest of our clients, or improvements are proportionate to the risks faced.
Climate change
We recognize that climate change and the global transition to a lower-carbon economy present both risks and opportunities to businesses. We are supporters of both CDP (formerly, the Carbon Disclosure Project) and the recommendations of the Taskforce on Climate Related Financial Disclosuresiii and expect to see companies report climate risks and strategy against the proper standards and frameworks. We also support company efforts to implement net zero targets; however, the company should disclose specifics as to how they will accomplish this.
Some companies may be exposed to business risks stemming from the effects of climate change either directly via their business operations, regulations, changing consumer demand or through supply chains. Where these are financially material risks, companies should describe how their business strategy incorporates climate risk and ensure adequate disclosure.
Where companies in high-impact sectors—e.g., those requested to disclose to CDP Climate Change—fail to provide investment-relevant climate disclosure or do not have a robust climate change risk management strategy, we may not support management resolutions, including the report and accounts or the election of directors if we think this is in the best economic interests of our clients.
Where there are matters of concern, we may support shareholder resolutions calling on companies to improve their business planning and public disclosure in relation to climate change risks and opportunities.
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We will make use of investor tools such as the Climate Action 100+ Net Zero Company Benchmark, the Transition Pathway Initiative, our own proprietary net zero tool as well as engagements we’ve conducted to identify companies that fail to follow best practice.
Biodiversity
Loss of biodiversity degrades ecosystems which underpin the Earth’s ability to provide regulating, provisioning, cultural and supporting ecosystem benefits. For companies in sectors with high biodiversity impact that fail to provide appropriate disclosure (e.g., CDP Water Security and/or Forests disclosures), we may not support management resolutions if we think this is in the best economic interests of our clients.
Sustainability and integrated reporting
A company’s recognition and management of financially material environmental and social exposures and related disclosures provides shareholders with an additional lens through which to assess the quality, leadership, strategic focus, risk management and operational standards of practice of the business.
Disclosure of significant environmental and social risk factors should be included in the annual report. Certain high risk or high impact operations that are of substantial interest to investors and the public may require modular reporting alongside reporting that aggregates all company activity. We recommend disclosure in line with internationally accepted standards of best practice which enhances our understanding of a company’s ability to create and sustain value in the short, medium and long term.
Audit of social and environmental management systems
We appreciate that auditing and assurance practices for environmental and social systems require further development; nevertheless, we consider third-party auditing of sustainability reports to be best practice. We encourage companies to move towards third-party verification.
Labour practices and standards
Companies may incur significant risks because of the employment practices of their own operations and those of their suppliers and sub-contractors. Codes of conduct that address such risks and include detailed and effective procedures for their supply chain are usually in companies’ best interests.
Where there is cause for concern, we favor codes based on internationally recognized standards (e.g., core conventions of the International Labour Organization), independent monitoring or auditing of implementation, and reporting of aggregate audit results. We look for regular, public reporting on code implementation.
Human rights
Companies may incur extraordinary risks to their operations, staff, or reputation as a result of operating in conflict zones or in locations at risk of human rights abuses. Risks may also be encountered via supply chains when primary product inputs are sourced from at-risk areas. Where there is cause for concern, we support resolutions asking companies to develop and implement policies and management systems addressing human rights and security management. These policies should reflect internationally recognized standards (e.g., United Nations Universal Declaration of Human Rights) and should apply to suppliers and sub-contractors.
Severe human and labor rights issues often affect the most vulnerable communities and can represent a threat to reputational and operational corporate performance. They are referenced in various international standards and conventions and are linked to existingiv or evolvingv regulations that issuers may be subject to.
We believe that effective mitigation of these issues can contribute to sustainable long-term value creation by the companies in which we choose to invest. At companies identified as being most at risk with insufficient mitigation strategies, we may not support management resolutions, including the report and accounts or election of directors if we think this is in the best economic interests of our clients.
Diversity and equal employment opportunity
Recruiting and hiring from the widest possible talent pool is in the best interests of companies, as is maintaining a diverse workforce. We support efforts to strengthen non-discrimination policies, achieve diversity objectives and address glass ceilings at all levels within organizations. We welcome disclosure of specific diversity targets and reporting on performance against these targets, as well as reporting on gender and ethnicity pay gaps within companies and plans to address these. We will look for disclosure of how measures to increase diversity have been applied and the management and oversight of these measures. In an environment where many industries and companies are facing shortages of skilled workers, thus increasing competition for talent, it is advisable and appropriate for company policies and practices to exceed legal requirements in order to attract and retain employees.
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Political and charitable donations
Charitable and political donations should be consistent with the company’s stated sustainability strategy. (See “Reporting” above). We recommend that the board provide ultimate oversight for political donations and related activity. Furthermore, we believe that companies that undertake charitable giving should have transparent policies and undertake charitable giving programs with due regard for the interests of shareholders and key stakeholders.
Environmental stewardship
Companies should determine how key environmental risks and opportunities fit into their core business strategy. As part of this process, companies should identify, assess, and manage their environmental impacts. This may include minimizing key environmental impacts, reporting on environmental management systems and performance, and discussing related financial impacts. Areas of increasing business interest include energy use, emissions, water, waste, and the utilization of natural resources.
9 Voting matters
Annual general meetings
Although we supported company efforts to hold virtual-only AGMs during the initial stages of the COVID-19 pandemic, we encourage a return to physical annual meetings of the shareholders that are supplemented with a robust and accessible virtual (or hybrid) option. If the company decides to provide a hybrid meeting, shareholders joining virtually should be provided the same treatment and transparency as those attending in-person.
Vote disclosure
We expect companies to disclose the voting results of their general meetings, both at the meeting and on their websites. This should include a detailed breakdown of votes for and against, as well as abstentions.
In the spirit of transparency, we also make available to both our institutional and retail fund customers, as well as to the public, a comprehensive record of our voting by publishing all our votes and comments on our website.vi A summary of our voting statistics can be found in our annual Stewardship report.
Shareblocking
We believe that shareblocking—the practice of preventing shares from being transferred for a fixed period prior to the vote at a company meeting—discourages shareholder participation and should be replaced with a record date. Where shareblocking exists, we will follow client policy and may be prevented from voting because of concerns about failed trade settlements and extraordinary cost to clients.
Electronic voting and of use proxy advisory services
We typically exercise voting rights electronically. We currently vote using ProxyExchange, the electronic voting platform provided by Institutional Shareholder Services (ISS). We do not follow ISS vote recommendations, except as provided for in our Conflict of Interest Policy or if instructed by clients. Instead, ISS assists us though pre-populating our vote instructions in accordance with our vote policies. Our Responsible Investment team reviews a proportion of meetings based on an internal prioritization model.
Position on abstentions
Our standard voting approach is to either vote for or against resolutions where these options are available to shareholders. However, there are cases where we consider abstaining to be appropriate—for example, where company practices have improved significantly but do not fully meet our expectations.
With respect to shareholder resolutions, we may abstain in cases where we agree with the broader issue highlighted but do not agree with the way in which the resolution prescribes change.
Additional soliciting materials
If we become aware that an issuer has filed additional soliciting materials prior to a proxy vote submission deadline, then we endeavor to review and reflect those in the application of our voting policy where: (a) the submission is published at least five days prior to our earliest client vote cut-off; and (b) the enclosed information is considered to be material towards impacting our voting position.
Stocklending
We observe that stock lending is a widespread market practice involving the sale and contractually pre-agreed repurchase of a stock. We believe that stock lending is an important factor in preserving the liquidity of markets and in facilitating hedging strategies; it can also provide investors with a significant additional return on their investments as the sale repurchase transaction may include a profit margin. Importantly, however, if the term of the instrument coincides with an annual or extraordinary general meeting, the transfer of the voting right impairs the ability of the underlying shareowner to exercise their voting rights.
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In rare instances, this has led to abuse, where borrowers have deliberately entered into transactions to sway the outcome of a shareholder vote without any intention of owning the stock long-term. We consider the balance struck between stock lending and voting to be a matter for individual decision-making by clients.
Record dates
We recommend that a record date be set a maximum of five working days prior to AGMs for custodians and registrars to clearly establish those shareholders eligible to vote. This will give time for all relevant formalities to be completed and serves the same purpose as shareblocking without the disruptions noted above.
Voting systems
All companies should conduct voting by poll, rather than relying on a show of hands.
We believe that shareholders have the right to appoint any reasonable person as proxy to vote their shares, either in person or electronically.
We encourage the introduction of electronic voting systems that are accurate and provide an effective audit trail of votes cast.
Bundled resolutions
Resolutions put to company meetings should cover single issues, or issues that are clearly interdependent. Any other practice potentially reduces the value of votes and can lead to opposition to otherwise acceptable proposals. We will normally oppose resolutions that contain such inappropriately bundled provisions.
Any other business
We expect to vote on resolutions where the content has been made clear to shareholders and is in the interests of the company and its shareholders. Where a resolution invites shareholders to vote on “any other business,” we will systematically vote against.
Political and charitable donations
We welcome the opportunity to vote on company donations if material. With respect to donations to political parties or to organizations closely associated with political parties, we believe the board is best positioned to oversee the appropriateness of such spending and should review as often as is necessary to ensure congruency with both corporate strategy and values.
Endnotes:
i	The following guidelines do not apply to Pyrford International Ltd.
ii	Such interlocking relationships can raise concerns when there is an imbalance of power between the two directors.
iii	https://www.fsb-tcfd.org/publications/final-recommendations-report/.
iv	UK Modern Slavery Act, OECD Guidelines for Multinational Enterprises.
v	EU corporate mandatory human rights due diligence, Swiss mandatory human rights DD (focus weapons), German Supply Chain Code
vi	See vote disclosure webpage here.
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APPENDIX C — DESCRIPTION OF STATE RISK FACTORS
The state tax-exempt and state municipal bond Funds invest primarily in municipal securities issued by a single state and political sub-divisions of that state. Each state tax-exempt and state municipal bond Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This exposure to factors affecting a state’s tax-exempt investments will be significantly greater than that of more geographically diversified funds, and may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities in a given state, the Funds may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. At times, the Funds and other accounts managed by the Investment Manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may focus on a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of shares of funds that invest more diversely. The yields on the securities in which the Funds invest generally are dependent on a variety of factors, including among others, the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will be particularly sensitive to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.
Certain events may adversely affect investments within a particular sector in a state. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, or lower demand for the services or products provided by a sector. Investing mostly in state-specific, tax-exempt investments makes the Funds more vulnerable to the relevant state’s economy and to factors affecting tax-exempt issuers in the state than would be true for more geographically diversified funds. These risks include, among others:
■	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;
■	natural disasters, public health crises and ecological or environmental concerns;
■	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;
■	the inability of an issuer to pay interest on or to repay principal or securities in which the funds invest during recessionary periods; and
■	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.
State Specific Information
The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions is drawn from the documents indicated below and does not purport to be a complete description or a complete listing of all relevant factors. More information about state specific risks may be available from other official state resources. The information has not been updated nor will it be updated during the year. The Funds have not independently verified any of the information contained in such documents and are not expressing any opinion regarding the completeness or materiality of such information. The information is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.
Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state or U.S. territory or possession may not be relevant to Municipal Obligations issued by political subdivisions of that state or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territories or possessions.
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California
Unless otherwise noted, the following information has been obtained from disclosures contained in the Official Statement, dated November 9, 2022, for the following bonds: $673,570,000 State of California Federally Taxable General Obligation Bonds, and in the Official Statement, dated March 9, 2022, for the following bonds: $2,228,890,000 State Of California General Obligation Bonds.
Current Economic Condition.
The State of California (“California”) has the largest economy among the 50 states and one of the largest in the world (in terms of gross domestic product) with major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The California economy continues to benefit from broad-based growth.
California is by far the most populous state in the nation, with an estimated 39.19 million residents as of January 2022. Its population is approximately 33 percent larger than that of the second most populous state and it contains approximately 12 percent of the total U.S. population. The state’s population is projected to continue to grow over the long term, although more slowly than in the past, and reach 43.5 million residents by 2060.
California’s economy accounted for nearly 15 percent of the U.S. GDP in 2021 and is currently the fifth largest in the world (in terms of GDP). The COVID-19 pandemic materially and adversely impacted local state and federal economies, including, among other things, labor force, employment, income, construction, and exports. While the economy has improved since the second half of 2020 and while both U.S. and California real GDP have recovered to their pre-pandemic (fourth quarter of 2019) levels in the first and second quarters of 2021, respectively, recovery of nonfarm employment for the state and the nation to its pre-pandemic (fourth quarter 2019) level is not expected until the end of 2022.
California’s unemployment rate increased to a record high 16.1 percent in May 2020, before decreasing to 5.3 percent in February 2022, or 1.2 percentage points higher than its February 2020 rate of 4.1 percent. California’s labor force is projected to recover to its pre-pandemic level (fourth quarter of 2019) by the first quarter of 2023. California’s unemployment rate is projected to steadily decrease to its 2019 annual pre-pandemic record-low of 4.1 percent by 2024, and California’s nonfarm employment is projected to recover to its pre-pandemic level (first quarter of 2020) by the fourth quarter of 2022.
California personal income grew by 8.5 percent in 2021. California’s total personal income is projected to decelerate to below 2019 annual pre-pandemic rates in 2022 before accelerating to an average annual growth for 5.7 percent between 2023 and 2025.
Material changes in federal trade policy, including new or revised tariffs on the state’s trading partners, could directly and indirectly impact the state’s economy. The 2019 U.S. imposed tariffs of up to 25 percent on $250 billion worth of Chinese products, equivalent to half of the nation’s imports from China, remain in place as of November 2022. These tariffs triggered Chinese retaliatory tariffs of 25 percent on over $50 billion worth of U.S. exports. Because California is a transport hub, and China is the state’s largest trading partner by total trade value (based on 2019 annual average data), an ongoing trade war could have negative effects on the state’s economy.
The persistence of trade barriers exacerbates the supply chain issues triggered by largescale worldwide shutdowns during the COVID-19 pandemic, increasing the costs of imports purchased from abroad and leading to higher consumer prices and to decrease business revenues. These effects potentially impact wages and employment in the short run and could trigger a change in the business model of companies that until now have made significant investment decisions based on a system of free global trade.
State Budget. (Information obtained from the State of California Annual Comprehensive Financial Report for the fiscal year ended June 30, 2020)
In June 2021, the fiscal year 2021-22 Budget Act was enacted. It includes projections of fiscal year 2021-22 General Fund revenues, expenditures, and reserves. The Budget estimates General Fund revenues of $178.8 billion, a decrease of $5.0 billion (2.7 percent) from fiscal year 2020-21 revenue estimates. Total General Fund sources are anticipated to decline by $13.4 billion (7.1 percent) from the 2020-21 level, due primarily to a proposed transfer of $3.4 billion from the General Fund to the BSA (a shift of $8.5 billion from the prior year budget), and projected reductions of personal income tax and corporation income tax revenues totaling $4.5 billion. General Fund expenditures for fiscal year 2021-22 are budgeted at $196.4 billion, an increase of $30.4 billion (18.3 percent) compared to the fiscal year 2020-21 estimates. The Budget includes $25.2 billion in estimated combined reserves, which is comprised of $15.8 billion in the BSA for fiscal emergencies, $4.5 billion in the Public School System Stabilization Account, $4.0 billion in the state’s operating reserve, and $900 million in the Safety Net Reserve.
The fiscal year 2021-22 Budget Act includes historic investments in COVID-19 relief for families and small businesses through provisions such as the Golden State Stimulus and Golden State Grant programs. The Budget features $6.4 billion in state-administered and direct local federal rent relief for individuals and families, as well as $2.0 billion to pay down unpaid utility
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debt that accumulated during the pandemic. Additionally, the Budget expands relief to small businesses by adding $1.5 billion to the state’s earlier $2.5 billion investment in the Small Business COVID-19 Relief Grant Program, which has helped approximately 210,000 businesses stay open and keep Californians employed.
There are other budget risks to the state’s General Fund, such as potentially unfavorable changes to federal policies, the uncertain impact of changes in federal tax law and trade policy and significant unfunded liabilities of the two main retirement systems managed by state entities, the California Public Employees’ Retirement System (CalPERS) and the California State Teachers’ Retirement System (CalSTRS). California continues to be committed to further reduce the unfunded pension liabilities and retiree health care cost liabilities (also called other postemployment benefits or OPEB). The 2017 Budget Act included a $6 billion supplemental pension payment to CalPERS from proceeds of a loan from the Surplus Money Investment Fund (a state fund managed by the state Treasurer’s Office as part of the Pooled Money Investment Account to invest surplus cash from funds held by state departments) that is expected to reduce unfunded liabilities and stabilize state contribution rates. As of the 2020 Budget Act, the Department of Finance projected the supplemental pension payment will save an estimated $6.3 billion (net of principal and interest on the loan) in state contributions to CalPERS from all state funded sources over the next two decades. The amount of estimated savings allocable to each such fund will generally be proportionate to its share of the payments on the loan. Approximately half of the total loan payments are expected to come from the General Fund.
California also has a significant unfunded liability with respect to other post-employment benefits (OPEB). Strategies to prefund these costs were established in 2015.
California has historically been susceptible to wildfires and hydrologic variability. However, as greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and raise sea levels along the coast. Over the past several years, the state has already experienced the impacts of climate change through unprecedented wildfires and a multi-year drought. The future fiscal impact of climate change on the state is difficult to predict, but it could be significant. However, the state is in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in fire prevention and water infrastructure projects.
There can be no assurances that the fiscal stress and cash pressures currently facing the state will not continue or become more difficult, or that other changes in the state or national economies or in state or federal policies will not further materially adversely affect the financial condition of the California’s General Fund.
Real Estate and Housing. (Information obtained from the State of California Annual Comprehensive Financial Report for the fiscal year ended June 30, 2020)
The California real estate market stumbled initially in response to the COVID-19 pandemic, but began to rebound by June 2020, as low interest rates sustained the optimism for home buying. The median price of homes in California increased by 2.5 percent during the fiscal year to a record high of $626,170 as of June 30, 2020, still more than double the national median price of $294,400. While 30-year fixed mortgage rates dropped to an average of 3.16 percent in June 2020, compared to 3.80 percent in June 2019, sales of single-family homes declined by 12.8 percent during fiscal year 2019-20, compared to a 5.1 percent decline in fiscal year 2018-19. For the year ended June 30, 2020, commercial construction permits decreased 21.3 percent from the prior year. The number of residential building permits remained consistent at approximately 106,000 units. This is still well below the projected need to accommodate population growth, which may continue to drive housing prices up and affordability down.
Long-Term Debt.
As of July 1, 2022, California had approximately $77.6 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the state’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2022, there were approximately $31 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $5.7 billion of authorized and unissued lease-revenue bonds.
Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue obligations are either payable from state revenue-producing enterprises and projects, and not payable from the General Fund, or are conduit obligations payable only from revenues paid by local governments or private users of facilities financed by the revenue obligations. California has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.
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Bond Ratings.
Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), assigned ratings to the General Obligation Bonds as follows: Moody’s assigned a rating of “Aa2” S&P assigned a rating of “AA-” and Fitch assigned a rating of “AA” It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change its respective rating in the future. In addition, ratings assigned to individual Municipal Obligations vary.
Connecticut
The following information has been obtained from the Information Statement of the State of Connecticut, dated February 15, 2022, with Supplementary Information as of December 1, 2022.
Current Economic Condition.
The State of Connecticut (“Connecticut”) is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York.
Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation on a per capita basis, and gross state product (the market value of all final goods and services produced by labor and property located within Connecticut). In calendar year 2020, per capital personal income in Connecticut equaled $77,644, the highest of any state in the nation.
Connecticut’s nonagricultural employment reached a high in March 2008 with 1,717,100 persons employed, but began declining with the onset of the recession, falling to 1,597,100 jobs in February 2010. After the 2008 recession, employment reached a peak of 1,696,300 in February 2020 before the onset of the COVID-19 pandemic-related recession. Employment then fell 292,300 jobs to 1,403,000 jobs in April 2020. As of December 2021, the state stands at 1,597,941 jobs.
Just before the COVID-19 pandemic struck the state, Connecticut was experiencing low unemployment rates. In March 2020, Connecticut experienced an unemployment rate of 3.4 percent which is the lowest rate since January 2002 when the rate was also at 3.4 percent. Likewise, both the New England and the Nation were also experiencing low unemployment rates. New England saw a rate of 3.0 percent in January 2020 and the U.S. was experiencing a low unemployment rate of 3.5 percent in December 2019. At the height of unemployment during the pandemic, Connecticut’s peak unemployment rate reached 11.4 percent in May and June of 2020, while the unemployment rate for the New England region reached 14.1 percent, and U.S. unemployment rate reached 14.7 percent in April 2020. As of December 2021, Connecticut’s unemployment rate was 8.4 percent, the unemployment rate for the New England region was 7.2 percent and the U.S. nationwide unemployment rate was 6.9 percent.
The extent to which COVID-19 impacts the state’s operations and its financial condition will depend on future developments, which are uncertain and cannot be fully predicted with confidence at this time, including the duration of the outbreak, new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. The information herein reflects current estimates and projections, which consider the impact of this outbreak to the extent practicable. There can be no assurances that the outbreak will not further materially adversely affect the financial condition of the state.
State Budget.
Connecticut finances most of its operations through its General Fund. Certain state functions, such as Connecticut’s transportation budget, are financed through other state funds. General Fund revenues are derived primarily from the collection of state taxes, including the personal income tax, the sales and use tax and the corporation business tax. Connecticut expected to derive approximately 66.1 percent and 65.2 percent of its General Fund revenues from taxes during fiscal year 2022 and fiscal year 2023, respectively. Connecticut expends money on a variety of programs and services. Significant elements of state expenditures include human services; education, libraries and museums; non-functional (debt service and miscellaneous expenditures including fringe benefits); health and hospitals; corrections; general government and judicial.
State Debt.
Pursuant to various public and special acts, Connecticut has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from Connecticut’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside Connecticut’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds that are maintained outside Connecticut’s General Fund. In addition, Connecticut has a number of programs under which the state provides annual appropriation support for, or is contingently liable on, the debt of certain state quasi-public agencies and political subdivisions.
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Statutory Debt Limit. Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of Connecticut may be authorized by the General Assembly or issued unless they do not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness that has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of Connecticut for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. In computing the aggregate amount of indebtedness at any time, however, a significant number of exclusions apply.
Transportation Fund and Debt. In 1984, Connecticut adopted legislation establishing a transportation infrastructure program and authorizing Special Tax Obligation (“STO”) bonds to finance the program. The transportation infrastructure program is a continuous program for planning, construction and improvement of Connecticut highways and bridges, projects on the interstate highway system, alternate highway projects in the interstate highway substitution program, waterway facilities, mass transportation and transit facilities, the highway safety program, maintenance garages and administrative facilities of the Department of Transportation, payment of Connecticut’s share of the costs of the local bridge program, and payment of state contributions to the local bridge revolving fund. The transportation infrastructure program is administered by the Department of Transportation.
The cost of the Transportation Infrastructure Program for state fiscal years 2018-2027, which will be met from federal, state and local funds, is estimated at $19.4 billion. Connecticut’s share of such cost, estimated at $10.3 billion, is to be funded from transportation-related taxes, fees and revenues deposited in the Special Transportation Fund and from the proceeds of STO bonds.
Certain Pension and Retirement Systems.
State Employees’ Retirement Fund. The state maintains Connecticut’s Municipal Employees’ Retirement Fund with approximately 48,014 active members, consisting of 27,875 vested members and 20,139 non-vested members, 2,086 deferred vested members, and 53,699 retired members and beneficiaries as of June 30, 2021. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds.
As of June 30, 2021, the market value of the fund’s investment assets was estimated to be $17,063.0 million. The revised actuarial valuation determined that employer contributions of $1,993.2 million and $2,143.3 million would be required for fiscal year 2023 and fiscal year 2024, respectively. For fiscal year 2021, Connecticut made an employer contribution of $1,806.7 million, 102.6 percent of the actuarial employer contribution requirement. The 2021 Budget Act for fiscal years 2022 and 2023 contains appropriations sufficient, together with anticipated grant reimbursement from Federal and other funds, to fully fund the employer contribution requirement.
Teachers’ Retirement Fund. The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of Connecticut, with certain exceptions. While setting and paying salaries for teachers, municipalities do not provide contributions to the maintenance of the fund. As of June 30, 2021, there were 105,209 active and former employees and beneficiaries, consisting of (i) 51,418 active members, (ii) 2,351 inactive vested members, (iii) 11,577 inactive non-vested members, (iv) 1,222 annuity reserve members, (v) 38,334 retired members, and (vi) 307 members on disability allowance.
Contributions to the fund are made by employees and by General Fund appropriations from Connecticut.
As of June 30, 2022, the market value of the fund’s investment assets was $21,574.4 million. The November 4, 2022 actuarial valuation determined that employer contributions of $1,578.0 million and $1,554.5 million would be required for fiscal year 2023 and fiscal year 2024, respectively. For fiscal year 2021, Connecticut made an employer contribution of $1568.7 million, 100 percent of the actuarial employer contribution requirement. The 2021 Budget Act for Fiscal Years 2022 and 2023 contains appropriations sufficient, together with anticipated grant reimbursement from Federal and other funds, to fully fund the employer contribution requirement for Fiscal Year 2023.
Bond Ratings.
Four major credit rating agencies, Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”) and Kroll Bond Ratings Agency (“Kroll”), assign ratings to the Connecticut’s long-term general obligation bonds. Connecticut’s general obligation bonds were rated Aa3 by Moody’s, AA- by S&P, AA- by Fitch and AA by Kroll. It is not possible to determine whether, or the extent to which, Moody’s, S&P, Fitch or Kroll will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.
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Massachusetts
The following information has been obtained from The Commonwealth of Massachusetts $200,000,000 General Obligation Bonds Consolidated Loan of 2022, Series D, and The Commonwealth of Massachusetts Information Statement, dated September 21, 2022.
Current Economic Condition and Government Structure.
The ability of the Commonwealth of Massachusetts (“Massachusetts”) to meet its obligations is affected by future social, environmental, and economic conditions, among other things, as well as by the legislative policies and the financial condition of the commonwealth. Many of these conditions are not within the control of the commonwealth.
The Legislature of Massachusetts has established a number of independent authorities and agencies within the commonwealth, the budgets of which are not included in the commonwealth’s annual budget. In fiscal 2021, the commonwealth had significant operational or financial relationships, or both, with 41 of these authorities. The commonwealth’s contractual agreements with these authorities constitute general obligations of Massachusetts for which its full faith and credit are pledged. The commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the commonwealth. These commonwealth liabilities are classified as general obligation contract assistance liabilities or contingent liabilities. General obligation contract assistance liabilities arise from statutory requirements for (i) payments by the commonwealth to the Massachusetts Clean Water Trust, MassDOT and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds and (ii) payments from the Social Innovation Financing Trust Fund on “pay for success” contracts. Such liabilities constitute a pledge of the commonwealth’s credit for which a two-thirds vote of the Legislature is required. Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the commonwealth that are expected to be paid without commonwealth assistance, but for which the commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (MBTA) (pre-2000), the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority, and the higher education building authorities.
A portion of the commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through non-budgeted special revenue funds to the MBTA and the Massachusetts School Building Authority (MSBA). The amount dedicated to the MSBA is the amount raised by a 1 percent sales tax (not including meals). The amount dedicated to the MBTA is the greater of (i) the amount raised by the 1 percent sales tax (not including meals), plus $160 million and (ii) an annually adjusted floor. The income-adjusted floor grows each year by the allowable base revenue growth (the lesser of sales tax growth or inflation, but not greater than 3 percent and not less than 0 percent), and was certified as $1.128 billion for fiscal 2023. The commonwealth’s receipts from the sales tax on account of motor vehicle sales (net of amounts required to be credited to the Convention Center Fund or dedicated to the MBTA or MSBA) are dedicated to the Commonwealth Transportation Fund. Legislation approved by the Governor in June 2018 established an annual two-day sales and meals tax holiday in August of each year, commencing August 2019. The fiscal 2020 budget repealed the meals tax holiday. Massachusetts also has a net liability of $6.641 billion in debt and grant obligations for the former school building assistance program that financed construction of schools for the commonwealth’s cities and towns.
Population and Employment.
The commonwealth has a population of 6,893,574 as of 2022. In recent history, the Massachusetts economy has generally performed better than the U.S., with the state unemployment rate typically below the nation. The Massachusetts rate continued to be greater than or equal to the U.S. rate for 19 months between January 2006 and June 2007, and had not exceeded the U.S. rate until April 2020. Prior to the pandemic, the peak unemployment rate in Massachusetts rate was 9.6 percent in January 2010, the same month that the U.S. rate peaked at 10.6 percent. As a result of the COVID-19 pandemic, the unemployment rate in Massachusetts increased significantly to its peak of 17.1 percent (seasonally adjusted) in April 2020, compared to 2.9 percent (seasonally adjusted) in March 2020. The unemployment rate continued to decline during fiscal years 2021 and 2022, and in July 2022 the unemployment rate was 3.5 percent (seasonally adjusted).
Commonwealth Budget.
On March 11, 2021, the American Rescue Plan Act of 2021, Pub. L. No. 117-2 (ARPA) was signed into law. The commonwealth has received $5.28 billion under ARPA through the Coronavirus State Fiscal Recovery Fund (CSFRF) to support certain costs resulting from the public health emergency caused by COVID-19 and other eligible uses. The commonwealth allocated approximately $394.1 million from the CSFRF to provide additional aid to four of the commonwealth’s hardest-hit communities, create a temporary COVID-19 Emergency Paid Sick Leave program to eliminate job-related obstacles to recovering from,
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quarantining for, and/or being vaccinated against COVID-19 for all residents, and fund a lottery to motivate all Massachusetts residents to be vaccinated against COVID-19. Further, Massachusetts county and municipal governments have been allocated $3.4 billion in direct support under the ARPA.
On June 2021, Governor Baker signed legislation making the balance of the CSFRF – approximately $4.9 billion – subject to legislative appropriation. At the same time, the Governor proposed certain projects to the Legislature that would use $2.9 billion of this funding. On December 13, 2021, the Governor signed legislation appropriating $2.55 billion from the CSFRF toward a variety of programs and projects.
The fiscal 2023 budget, as approved by the Governor on July 28, 2022, includes approximately $52.7 billion in authorized spending, excluding transfers to the Medical Assistance Trust Fund, and including major one-time transfers such as a $266 million reserve to support MBTA safety and workforce initiatives, a $175 million transfer to a new trust fund dedicated to supporting high-quality early education and care, a $150 million transfer to the Student Opportunity Act Investment Fund, a $100 million supplemental transfer to the commonwealth’s Pension Liability Fund, and a $100 million transfer to the State Retiree Benefits Trust Fund. The fiscal 2023 budget reflects approximately 9.3 percent growth in authorized spending over fiscal 2022. The fiscal 2023 budget as approved by the Governor incorporates an increased $39.576 billion tax revenue forecast before various tax initiatives, which represents an increase of $2.660 billion over the fiscal 2023 consensus tax revenue estimate of $36.915 billion announced in January 2022, due to better than-expected actual tax collections in recent months. The fiscal 2023 budget as enacted sets aside $315 million for future tax reductions, and is in structural balance, with no planned Stabilization Fund withdrawal.
Chapter 62F of the General Laws establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the commonwealth in proportion to the personal income tax liability of all taxpayers in the commonwealth for the immediately preceding tax year.
Since December 1989, state finance law has included a limit on the amount of outstanding “direct” bonds of the commonwealth. In August 2012, state finance law was amended, effective January 1, 2013, to specify that the debt limit be calculated for fiscal years starting in fiscal 2013 using a fiscal 2012 base value of $17.070 billion and increasing the limit for each subsequent fiscal year to 105 percent of the previous fiscal year’s limit. Based on this calculation, the statutory limit on “direct” bonds during fiscal 2021 is $26.481 billion.
The commonwealth is responsible for the payment of pension benefits for commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the commonwealth (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the Boston Retirement System but whose pensions are the responsibility of the commonwealth). Massachusetts employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation. In October 2021, the commonwealth issued a valuation, as of January 1, 2021, of its total pension obligation. The unfunded actuarial accrued liability was calculated to be approximately $45.575 billion, and the total actuarial accrued liability as of January 1, 2021 to be approximately $108.982 billion.
Local Considerations.
The commonwealth makes substantial payments to its cities, towns and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The commonwealth’s budget for fiscal 2023 provides $7.092 billion of state-funded direct and indirect local aid to municipalities.
Transportation.
On February 19, 1999, the commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the commonwealth to make annual operating assistance payments to MassDOT, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until June 30, 2050, which is the end of the 40th fiscal year following the transfer of certain facilities associated with the commonwealth’s Central Artery/Ted Williams Tunnel Project (CA/T) to MassDOT. On June 30, 2009, the commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the commonwealth to Mass DOT, as successor to the Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the commonwealth for which its full faith and credit are pledged.
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Water Initiatives.
The Massachusetts Clean Water Trust (the “Trust”) manages the commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. Under state law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. Currently, most new loans made by the Trust bore interest at 2 percent. Other loans made by the Trust may bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust received contract assistance payments from the commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s programs may not exceed $138 million. The commonwealth’s agreement to provide contract assistance constitutes a general obligation of the commonwealth for which its full faith and credit are pledged, and the commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of August 31, 2022, the Trust had approximately $2.1 billion of bonds outstanding. Approximately 4.56 percent of the Trust’s aggregate debt service is covered by commonwealth contract assistance. Prior to August 2014, the Trust was known as the Massachusetts Water Pollution Abatement Trust.
Infrastructure Development.
Under the infrastructure investment incentive program, known as “I-Cubed,” up to $600 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (MassDevelopment) that are secured by and payable from a general obligation pledge of contract assistance from the commonwealth. The obligation of the commonwealth to pay contract assistance is a general obligation of the commonwealth. Until a related new private development is completed and occupied, the developer’s property is assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds and is applied to reimburse the commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality is required to reimburse the commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation is secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the commonwealth has collected revenues sufficient to pay principal and interest payments to date, or in some cases to the next redemption date, plus all remaining principal payments due. As of August 31, 2022, total “I-Cubed” program bonds were outstanding in the amount of approximately $177.0 million.
Legislation approved by the Governor on August 8, 2008 included an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base. The bonds to finance the parkway are secured by and payable from a general obligation pledge of contract assistance from the commonwealth. As of August, 2022, approximately $21.2 million of such bonds were outstanding.
Social Innovation.
Legislation approved in 2012 established a Social Innovation Financing Trust Fund for the purpose of funding contracts to improve outcomes and lower costs for contracted government services, referred to as “pay for success” contracts. The commonwealth’s obligation to make such payments is a general obligation for which the commonwealth’s full faith and credit are pledged. The first such contract was entered into in January 2014 (and amended in November 2016 and April 2020), to help young men leaving the juvenile justice system or on probation avoid reoffending. The contract obligates the commonwealth to make up to $28 million in success payments, in the aggregate, through fiscal 2024. The commonwealth entered into a second such contract in December 2014, to address chronic individual homelessness through permanent stable, supportive housing. The contract obligates the commonwealth to make up to $6 million in success payments, in the aggregate, through fiscal 2021. The commonwealth entered into a third such contract in June 2016, to assist individuals in Adult Basic Education (ABE) or English for Speakers of Other Languages (ESOL) programs transition to employment, higher wage jobs, and higher education. The contract obligates the commonwealth to make up to $15 million in success payments, in the aggregate, through fiscal 2023. The commonwealth entered into a fourth such contract in July 2018 (and amended in October 2021 and August 2022) to support unemployed or underemployed veterans with post-traumatic stress disorder in attaining competitive and compatible employment. The contract obligates the commonwealth to make up to $6 million in success payments, in the aggregate, through fiscal 2024.
Bond Ratings.
Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to the commonwealth long-term general obligation bonds. The commonwealth’s general obligation bonds have been assigned long-term ratings of “Aa1” by Moody’s Investors Service, Inc., “AA” by S&P Global Ratings and “AA+” by Fitch. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.
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Minnesota

Unless otherwise noted, the following information has been obtained from disclosures contained in the Supplement to Official Statement, dated August 9, 2022 Regarding $587,635,000 State of Minnesota General Obligation State Bonds (the “Minnesota 2022 Bonds”), and the November 2022 Budget & Economic Forecast (the “November 2022 Forecast”).
Current Economic Condition.
The State of Minnesota (“Minnesota”) budget and economic outlook remains positive. The “Current Biennium” which covers the period from July 1, 2021 to June 30, 2023 is now expected to conclude with a budgetary surplus of $11.605 billion. Higher projected investment income and lower than projected spending on HHS programs and E-12 education are largely responsible for the additional gain to the projected ending balance for the Current Biennium. Despite a mild U.S. recession projected for 2023 and a lower tax revenue forecast in the next biennium, the large leftover surplus from the Current Biennium carries into fiscal year 2024-25 and combines with significant structural balance to generate a projected $17.616 billion balance available for the next budget. Revenues are forecast to exceed spending throughout the five year budget horizon, but slower projected economic growth through 2027 poses risk to the forecast.
Prior to the COVID-19 pandemic, the state had a high demand for labor, low unemployment and job growth that had slowed to below the U.S. rate amid a limited supply of workers. Following the onset of the pandemic and related shutdown measures unemployment levels in the state spiked to 11.3 percent in May 2020. With the reopening of the economy and the widespread availability of COVID-19 vaccines in the state, unemployment levels have significantly rebounded with the states seasonally adjusted unemployment levels declining to 2.1 percent as of November 2022, which was below the national rate of 3.7 percent. Total wage income in the state, the sum of all wages distributed, increased 7.2 percent in 2021. The state expects strong wage growth to continue at a rate of 6.9 percent in 2022, before decelerating to 4.5 percent in 2023 and an average of 5.0 percent for years 2024-2027.
A ratio of unemployed persons to job vacancies less than one indicates that there are fewer unemployed job-seekers than open positions across the state. At the peak of the Great Recession, there were nearly seven unemployed persons for each job opening. According to the Department of Employment and Economics Development’s (DEED’s) job vacancy report, in the fourth quarter of 2021 there were 0.4 unemployed persons for each vacancy and 214,071 vacancies, an increase of about 68 percent over the fourth quarter of 2020, and the highest number of job vacancies ever reported in the state. As of the fourth quarter of 2021, Minnesota’s job vacancy rate was 8.2 percent (8.2 openings per 100 jobs). The tight labor market continues to be felt across Minnesota. Compared to the fourth quarter of 2020, the number of job vacancies increased by 67.6 percent in the Twin Cities, and 69.0 percent in Greater Minnesota. As of the fourth quarter of 2021, both the Twin Cities and Greater Minnesota have a ratio of less than 0.5 unemployed persons to every job vacancy.
According to the state’s November 2022 Forecast, Minnesota’s exports of goods and services to countries throughout the world are a significant source of Minnesota income and jobs. Minnesota exported $24 billion in goods worldwide in 2021, up 17 percent from 2020 (total U.S. exports increased 23 percent in the same period), placing Minnesota 22nd among states ranked by export value. Exports in the third quarter of 2022 reached a record high for state quarterly exports, growing 28 percent year-over-year to $7.3 billion.
State Budget.
Minnesota’s biennial budget appropriation process relies on revenue and expenditure forecasting as the basis for establishing aggregate revenue and expenditure levels. The November 2022 Forecast indicated that General Fund revenues were expected to be $59.928 billion, up $3.273 billion (5.8 percent) from the February 2022 Forecast estimates, and that spending was expected to be $51.778 billion, $1.521 billion (2.9 percent) lower than prior estimates.
During the 2022 Legislative Sessions, the Legislature enacted significant revenue and expenditure measures in the General Fund for the Current Biennium and Next Biennium (July 1, 2023 – June 30, 2025). The enacted budget decreased net General Fund revenues, including transfers, by $634 million in the Current Biennium. Appropriation changes from bills enacted in the 2022 Legislative Session totaled $1.570 billion. There were no changes made to General Fund reserves. Compared to the February 2022 Forecast, a net total of $2.204 billion in changes were enacted and the expected ending balance of the General Fund for the Current Biennium was reduced to $7.049 billion. After accounting for all revenue and expenditure changes enacted for the Current Biennium, the General Fund balance at the end of the Current Biennium is estimated to be $127 million.
Action taken during the 2022 Legislative Sessions had significant impact on revenue and spending in the Next Biennium. For revenues, legislative action resulted in $725 million more revenue than projected in February. The largest change impacting revenue is the addition of a $550 million transfer from the ARPA state fiscal recovery fund. Other revenue changes, largely related to legislation extending Reinsurance that repealed transfers from the Health Care Access Fund into the General Fund, total $175 million less revenue than forecast. For spending, changes resulted in increased base level spending by $246 million compared to the February 2022 Forecast.
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At of the November 2022 Forecast, total revenue in the Current Biennium was expected to be $59.928 billion and total expenditures were expected to be $51.779 billion. fiscal year 2022 ended with a general fund balance of $8.744 billion, $3.279 billion above prior estimates. The fiscal year 2023 projected balance of the stadium reserve account is $368 million, $41 million higher than end-of-session estimates. The cash flow account was unchanged from prior estimates, ending with a balance of $350 million. As of the November 2022 Forecast, there is a projected General Fund reserves of $2.852 billion and the projected surplus for the Current Biennium was $11.605 billion.
Real Estate and Housing.
According to the November 2022 Forecast, the real estate market had started to cool. According to the Minnesota Association of Realtors (MAR), there was a 2.0-month supply of homes in October 2022 for sale based on the current statewide sales pace, compared to a 1.6-month supply one year earlier. The statewide median sales price was $320,000 in October 2022, a 3.8 percent increase over one year ago. On average, sellers are receiving 97.5 percent of the original list price at sale. The time a property is on the market until sold is about 36 days, up from 30 days a year ago. In October 2022, the median sales price for metro-area homes also increased, rising 5.5 percent to $359,000 compared to $341,000 in October of 2021. Homes in the metro area were being sold after more than 36 days on the market compared to 27 days one year ago. Metro-area sellers received 98.3 percent of the original list price at closing. The long-term, persistently tight supply continues to drive rising median and mean sale prices, as well as rents.
The combination of higher interest rates and rising home prices is challenging affordability. The housing affordability index – the ratio of median household income to the income needed to purchase a home – has dropped to 98 percent, down from 144 one year ago. A lower affordability index means homes are less affordable. In this forecast, the state’s macroeconomic consultant expects the 30-Year fixed mortgage rate to peak at 7.0 percent in the first quarter of 2023, followed by a deceleration to less than 5.0 percent in 2027.
Bond Ratings.
Three major credit rating agencies, Moody’s, S&P, Fitch, assigned ratings to the Minnesota Bonds, as follows: Moody’s assigned a rating of “Aaa”, S&P assigned a rating of “AAA”, and Fitch assigned a rating of “AAA”. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change its rating in the future. In addition, ratings assigned to individual Municipal Obligations may vary.
New York
The following information has been obtained from the Annual Information Statement of the State of New York Official Statement, dated June 29, 2022 and the New York State Statement of Updated Annual Information, dated July 29, 2022.
Current Economic Condition.
The State of New York (“New York”) has a diverse economy, with a comparatively large share of the nation’s financial services, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. According to New York’s Division of the Budget, employment is estimated to grow by 3.8 percent in 2023. New York’s Division of the Budget forecasts personal income growth to be at 1.1 percent in fiscal year 2022, followed by projected growth of 1.2 percent in fiscal year 2023.
The New York labor market continues recovering from the initial 1,986,000 job losses at the onset of the pandemic in March and April 2020. According to Current Employment Statistics (CES) data, the state had regained 1,540,000 of these jobs as of April 2022, representing 77.6 percent of its pandemic-related job losses. Despite these significant gains, New York continues to trail the nation, which had recovered 94.5 percent of its pandemic-related job losses during the same period.
In 2022, New York jobs recovery is expected to slow due to high and persisting inflation, rising interest rates, and the ongoing war in Ukraine. Additionally, a decline in New York’s population in 2021 and reluctance among many workers to return to the office or re-enter the workforce are also expected to contribute to the anticipated slowdown in the jobs recovery. State employment is estimated to grow by 3.8 percent in fiscal year 2023. New York is expected to reach its pre-pandemic employment level by 2025, approximately three years after the nation’s anticipated employment recovery in the second half of 2022.
Pandemic-related stimulus payments raised personal incomes in 2020 and 2021. Given the conclusion of these payments, New York state’s personal income is estimated to increase by only 1.1 percent in fiscal year 2022, followed by projected growth of 1.2 percent in fiscal year 2023.
The New York state economy faces several significant downside risks, including the persistence of supply-chain disruptions. A prolonged war in Ukraine, as well as extended lockdowns in China, could exacerbate these supply-chain issues and weigh down the global recovery from the pandemic. In addition, soaring energy and other commodity prices, as well as continuing labor shortages, could accelerate increases in production costs pushing inflation even higher and undermining profits. In turn, these factors could increase the volatility in the U.S. equity market, bring about unexpected layoffs and weaker bonuses, slowing
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overall wage growth. Furthermore, higher interest rates represent a serious downside risk that could hinder the state’s economic recovery, especially in the commercial and residential real estate markets. More locally, the persistence of telework, relocation of urban workers outside of New York, and the continued decline in state population pose long-run risks to wages and employment. Finally, New York state and the nation remain vulnerable to consumers’ reluctance to return to pre-pandemic norms — especially spending patterns in service-oriented industries.
General Fund receipts for fiscal year 2022, including transfers from other funds, totaled $112.8 billion.
The Updated Financial Plan is based on numerous assumptions including the condition of the state and national economies, and the collection of economically sensitive tax receipts in the amounts projected. Uncertainties and risks that may affect economic and receipts forecasts include, but are not limited to, national and international events; inflation; consumer confidence; commodity prices; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and state tax collections; and outcomes of litigation and other claims affecting the state.
Population and Employment.
New York is the fourth most populous state in the U.S. According to the Census Bureau of the U.S. Department of Commerce, New York’s 2021 population was 19.84 million, a minor increase from 19.38 million in 2010.
As of March 2022, New York’s Division of the Budget anticipated a state unemployment rate of 4.7 percent for 2022, compared with a projected national unemployment rate of 3.6 percent. Total state nonfarm employment grew by 2.6 percent in 2021 and was projected to grow by 4.9 percent in 2022.
State Budget.
New York’s budget process is governed by the New York constitution, with additional details and actions prescribed by New York law and practices established over time. The New York General Fund receives most state taxes and all income not earmarked for a specified program or activity. New York law requires the Governor to submit, and the Legislature to enact, a General Fund budget that is balanced on a cash basis of accounting. The New York Constitution and state finance law do not provide a precise definition of budget balance.
New York’s Financial Plan receipts results, and projections include a variety of taxes, fees and assessments, charges for state-provided services, Federal grants, and other miscellaneous receipts. General Fund receipts, including transfers from other funds, are estimated to total $88.3 billion in fiscal year 2023, an estimated decrease of $24.5 billion (21.7 percent) from fiscal year 2022 actuals.
New York expends money on a variety of programs and services. Major categories of operating disbursements include healthcare and Medicaid, higher education (including subsidization of the State University of New York and City University of New York systems), criminal justice and public safety, executive agencies, pension contributions, health insurance, school aid, transportation, and mental hygiene programs. General Fund disbursements are expected to total just over $96 billion in fiscal year 2023, an increase of $7.2 billion or 8.1 percent over the prior year. The Division of the Budget estimates that spending in state Operating Funds will increase by 4.5 percent from fiscal year 2022 to fiscal year 2023.
New York is also responsible for the payment of pension benefits for public employees. Employer contribution rates are expected to decrease for fiscal year 2023.
New York is projected to end fiscal year 2023 with a General Fund cash balance of $25.3 billion, a decrease of $7.8 billion from fiscal year 2022 results. The Successful implementation of New York’s Financial Plan is dependent on the state’s ability to market bonds. New York finances much of its capital spending, in the first instance, from the General Fund or the Short-Term Investment Pool, which it then reimburses with proceeds from the sale of bonds. If New York or its public authorities cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the state’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales will be subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the state and public discussion of such developments generally, may affect the market for outstanding state-supported and state-related debt. The TCJA adversely impacts the state and its public authorities by removing certain refunding opportunities for Federal tax-exempt financing, including advance refunding for debt service savings when interest rates are favorable.
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Local Considerations.
The fiscal demands on New York may be affected by the fiscal condition of New York City, which relies in part on state aid to balance its budget and meet its cash requirements. It is also possible that New York’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets. In addition, certain localities other than New York City have experienced financial problems and have requested and received additional state assistance during the last several state fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years.
Local assistance spending includes payments to local governments, school districts, health care providers, and other local entities, as well as financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Expenditures in the form of aid to local governments for their general purposes (and to school districts and municipalities for specific purposes such as education and social services) are made from New York’s General Fund. These payments are limited under the New York constitution to appropriations in force. Local assistance spending in state Operating Funds is estimated at $66.3 billion in fiscal year 2023, approximately two-thirds of total state Operating Funds spending.
Federal Tax Law Changes.
New York’s income tax system interacts with the Federal system in numerous ways. Changes to the Federal tax code have significant flow-through effects on New York tax burdens and New York tax receipts. From the standpoint of certain individual New York state taxpayers, the new $10,000 limit on the deductibility of State and Local Tax (SALT) payments, effective for Tax Year 2018, is substantial. The TCJA’s SALT deduction limit represents a large increase in New York’s effective tax rate relative to historical experience and may adversely affect New York’s economic competitiveness.
Debt Service.
New York pays debt service on all outstanding state-supported bonds. These include general obligation bonds, for which New York is constitutionally obligated to pay debt service, as well as certain bonds issued by New York public authorities, such as the Empire State Development Corporation and the New York State Thruway Authority. Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues. Debt service for New York’s revenue bonds is paid directly from other dedicated state funds, subject to appropriation, including PIT and sales tax bonds, Dedicated Highway and Bridge Trust Fund bonds, and mental health facilities bonds. New York’s access to the public credit markets through bond issuances constituting state-supported or state-related debt issuances by certain of its authorities could be impaired and the market price of its outstanding debt may be materially and adversely affected if its public authorities were to default on their respective state-supported or state-related debt issuances.
State Operating Funds debt service is projected to be $7.6 billion for fiscal year 2023, of which $290 million is paid from the General Fund via transfers, $7.3 billion is paid from other state funds supported by dedicated tax receipts. Debt service spending levels are impacted by prepayments. The fiscal year 2023 Enacted Budget includes prepayments totaling $2 billion in fiscal year 2023.
The Debt Reform Act of 2000 restricts the issuance of state-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. Under the Debt Reform Act, new state-supported debt issued since April 1, 2000 is limited to 4 percent of state personal income, while new debt service costs are limited to 5 percent of all Funds receipts.
Bond Ratings.
As of December 2021, the major rating agencies, Fitch Ratings (“Fitch”), Kroll, Moody’s Investors Service, Inc. (“Moody’s”), and Standard & Poor’s, assigned the state general credit ratings of AA+, AA+, Aa1, and AA+, respectively. The rating agencies have started to recognize the state's economic recovery from the COVID-19 pandemic, which affected the state's credit outlook.
On June 11, 2021, both Fitch and S&P changed the state’s credit outlook from “negative” to “stable", based on the state's fiscal and economic progress and receipt of substantial ARP Federal aid. On December 21, 2021, Kroll reaffirmed the state's AA+ rating with a stable outlook, stating that "the breadth and diversity of New York's economic resource base is expected to contribute to continued revenue recovery in the post-pandemic environment." On April 13, 2022, Moody’s raised the state’s credit rating from Aa2 to Aa1, noting “a significant increase in resources combined with agile fiscal management that has resulted in balanced or nearly balanced budgets projected through the state’s five-year financial plan.”
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Oregon
Unless otherwise noted, the following information has been obtained from disclosures contained in the Official Statement, dated July 19, 2022, for the $39,145,000 State of Oregon General Obligation Bonds 2022 Series D and E (the “Oregon 2022 Bonds”)
Current Economic Condition.
The economy of the State of Oregon (“Oregon”) has transitioned and diversified from a predominant concentration in timber harvesting and wood products manufacturing to high-tech manufacturing. As high-tech manufacturing grew in Oregon, the state also developed stronger ties to major export markets in the Pacific Rim. Population growth has historically exceeded the national rate, fueled by the in-migration of young professional and retiree populations attracted by high-quality jobs, relatively low cost of living and doing business on the West Coast.
Sectors of increasing importance in the Oregon economy include professional and business services, construction, health services, and leisure and hospitality. Exports also continue to be a driver for the Oregon economy. China and Canada are top destinations for Oregon exports, with the Chinese economy affecting the Oregon economy more than most other countries. However, these external influences are significantly smaller than the overall health of the U.S. economy.
Population and Employment.
Oregon is the twenty-seventh most populous state in the U.S. According to the Oregon Office of Economic Analysis, Oregon’s 2020 population was 4.24 million, an increase of 10.5 percent from 3.837 million in 2010.
As of December 31, 2021, the U.S. Bureau of Labor Statistics reported a seasonally adjusted unemployment rate of 5.1 percent for Oregon, compared with a national average of 5.3 percent.
State Budget.
The Oregon constitution requires the state’s budget to balance at the end of each biennium. Article IX, Section 2 of the Oregon Constitution states that the Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the state for each fiscal year. Article IX, Section 6 of the constitution states that “whenever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense [sic] of the ensuing fiscal year.” Because of these two provisions, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.
The legislatively adopted budget for the 2021-2023 biennium is $114 billion total funds, an increase of $1.4 billion from the 2019-2021 legislatively approved budget. The General Fund in the Legislatively Approved Budget for the 2021-23 Biennium is up 14.1 percent from the 2019-21 Legislatively Approved Budget. The increase in General Fund expenditures reflects the increased demand for public assistance driven by the COVID-19 pandemic. There will continue to be changes to the 2021-23 approved budget as the state’s pandemic response evolves. Additionally, if there is a change in the anticipated revenue for the biennium, the Legislature may elect to (in the case of additional revenue) or need to (in the case of revenue shortfalls) make adjustments to the budget.
The December 2021 economic and revenue forecast projects $24.1 billion of General Fund gross revenues for the 2021-23 biennium. General Fund resources are forecasted to increase by 1.8 percent in the 2021-23 biennium and additional 15.4 percent in the 2023-25 biennium. The relatively small increase in General Fund resources in the 2021-23 biennium is due to the payout of a large personal income tax kicker, and is offset by a large beginning balance.
Relevant Financial Policies.
Oregon currently administers two general reserve accounts, the Oregon Rainy Day Fund and the Education Stability Fund.
Established by the 2007 Legislature, the Oregon Rainy Day Fund is funded from the General Fund’s ending balance up to 1 percent of the General Fund appropriations for the prior biennium. The Legislature may deposit additional Funds as it did to create the fund, using surplus corporate income tax revenues from the 2005-07 biennium. The Rainy Day Fund also earns interest on the moneys in the fund. Withdrawals from the Rainy Day Fund require one of three specific economic triggers to occur plus approval of three-fifths of both chambers of the Legislature. Withdrawals are capped at two-thirds of the balance as of the beginning of the biennium in question, while the fund balance is capped at 7.5 percent of General Fund revenues in the prior biennium.
The Education Stability Fund is the state’s second general reserve fund. Its current reserve structure and mechanics are the result of a constitutional amendment in 2002. Amounts in the Education Stability Fund may be spent under the same conditions as those required for spending from the Oregon Rainy Day Fund. However, if none of the conditions are met, the Education Stability Fund can also be used by the Legislature for public education in Oregon if the Governor declares an emergency and the
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expenditure is approved by a three-fifths majority in each chamber. This fund receives 18 percent of lottery earnings, deposited on a quarterly basis. The fund does not retain interest earnings. The fund balance is capped at 5 percent of General Fund revenues collected in the prior biennium.
The forecast for the Rainy Day Fund includes two deposits for this biennium relating to the General Fund balances from the 2019-21 biennium. A deposit of $224.6 million is expected to be made in early 2022 once financial reporting was finalized. Additionally, a $64.9 million deposit relating to the increased corporate taxes from Measure 67 is expected at the end of the biennium in June 2023. The Rainy Day Fund is expected to have a total cash balance of $1.3 billion at the end of the 2021-23 biennium.
The forecast for the Education Stability Fund is $279 million in deposits during the 2021-23 biennium, based on the current Lottery forecast. At the end of the current 2021-23 biennium, the Education Stability Fund balance is expected to be $693.4 million. The Education Stability Fund is not forecasted to reach its cap of 5 percent of the previous biennium’s General Fund revenues at the beginning of fiscal year 2027, a couple years behind pre-COVID-19 pandemic forecasts.
Major Initiatives.
Of the major projects and related efforts included in the 2021-23 budget, several are of particular interest due to their overall cost, complexity and risk, importance to public safety and health, and/or cross-biennium timeframes. These projects include:
COVID-19 Pandemic Response
Housing
Infrastructure Investments
COVID-19 Pandemic Response.
Over the past two years, Oregon’s response to the COVID-19 pandemic and its economic disruptions has been one of the most significant policy issues facing the state and the citizens of Oregon. The pandemic has highlighted significant economic and racial inequities both in how the virus has impacted communities and the supports that exist to assist those communities. During the 2019-21 biennium, and with the assistance of significant federal resources such as the Coronavirus Relief Fund, Oregon’s initial investments focused on contact tracing and testing, purchasing personal protective equipment, providing unemployment benefits, and crafting small business supports.
The federal government has continued to provide significant assistance, including both the continued temporary 6.2 percent increase in federal Medicaid matching funds and the passage of the American Rescue Plan Act (ARPA) by Congress in 2021. The temporary 6.2 percent increase in federal Medicaid matching funds provides an additional $402.7 million in federal assistance in 2021-23. Under ARPA, Oregon has received an additional $2.6 billion in flexible federal assistance from the Coronavirus State Fiscal Recovery Fund to invest in pandemic response, infrastructure investments, and the replacement of revenues lost during the pandemic.
As the COVID-19 pandemic has evolved, so too have the investments made by the Oregon legislature. While the 2019-21 pandemic response focused on immediate public health needs and wage replacement, the 2021-23 investments focus on continuing health care for a larger portion of Oregonians, modernizing the public health system, and supporting health care workforces that have been particularly hard hit by the continuing economic impacts of the pandemic. Highlights of those investments for 2021-23 include maintaining Medicaid enrollment levels, modernizing the state’s public health system ($45 million), investments in rate stabilization for long term care providers ($132.2 million), emergency child care assistance and expanded employment related day care services ($517.8 million), behavioral health system and workforce investments ($711.3 million), and an initiative to provide health care access for all Oregonians regardless of immigration status ($100 million).
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Housing Instability.
One of the most pressing issues faced by Oregon families as a result of the COVID-19 pandemic has been a significant increase in housing instability. This housing shortage was exacerbated by the wildfires that engulfed multiple communities in the fall of 2020. The inability of families throughout Oregon to make their rent or mortgage payments, and the perpetual threat of eviction, led to significant investments for the 2021-23 biennium. These investments include short term supports to immediately assist families with rent and mortgage payments as well as long term strategies aimed at increasing the housing supply.
With the influx of additional one-time federal funds, the 2021-23 budget includes $252.1 million in short term supports such as emergency rental assistance, low income home energy assistance payments, and low income household water assistance payments. In addition, the budget included $30 million to compensate landlords for unpaid rent payments incurred during the statewide eviction moratorium, building on a $150 million investment that had been approved in December 2020 for the same purpose.
Beyond the immediate needs, the 2021-23 budget includes an additional $30 million for affordable housing land acquisition, $100 million for affordable housing preservation, and $410 million for a project to develop affordable housing and supportive housing units for Oregonians who have experienced chronic homelessness. Finally, the 2021-23 budget includes $50.8 million for interim housing costs for those displaced by wildfires and resources to acquire land for rebuilding efforts. The budget also included $100.4 million for construction, rebuilding, and financing initiatives for wildfire survivors.
Infrastructure Investments.
One of the significant investment areas included within the ARPA Coronavirus State Fiscal Recovery Fund guidance is infrastructure investments specifically around water and wastewater projects. The 2021-23 budget includes $275.7 million in ARPA funded projects specifically outlined for critical drinking water, storm water, and sanitary sewer projects. With this ARPA funding, 48 projects were identified across the state to make significant improvements to this critical infrastructure. An additional $160 million in bond funds were authorized to make seismic rehabilitation upgrades to public school buildings and emergency services facilities.
In addition to these physical asset improvements, the 2021-23 budget makes a $120 million investment in broadband access throughout the state. This investment is funded through the ARPA Capital Projects Fund, and will provide grants and loans through the Oregon Broadband Office to finance the planning and development of broadband service infrastructure.
Debt Service.
As of June 30, 2021, Oregon had outstanding approximately $6.72 billion in net General Obligation Debt and approximately $2.4 billion in revenue-supported General Obligation Debt. General Fund debt service for approved projects was estimated to be $55.5 million in the 2021-23 biennium and $270.4 million in the 2023-25 biennium.
The COVID-19 pandemic is a significant event that has had and will have ongoing, material effects on the finances, operations and economy of the state.
In the June 2022 Forecast, the Office of Economic Analysis (OEA) projected General Fund revenues to be $27.4 billion for the 2021-23 Biennium, representing an increase of $2.4 billion from the March 2022 forecast. According to the June 2022 Forecast, Oregon’s economy is continuing to experience an inflationary economic boom. Jobs, income, spending and production are all rising quickly. There are now more individuals employed than before the pandemic began. However, due to more self-employment and fewer people working multiple jobs, the actual number of payroll jobs filled at businesses is not quite fully recovered. The OEA estimates that Oregon will regain its pre-pandemic payroll job levels by fall of 2022. The OEA projects employment growth of 3.8 percent in calendar year 2022, followed by 2.3 percent growth in calendar year 2023.
Bond Ratings.
As of July 27, 2022, Fitch Ratings (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) have assigned their long-term municipal bond ratings of “AA+,” “Aa1” and “AA+,” respectively, to Oregon’s fixed rate bonds. Fitch, Moody’s and S&P have assigned their long-term and short-term municipal bond ratings of “AA+/F1+,” “Aa1/VMIG1,” and “AA+/A-1,” respectively, to the Variable Rate Bonds. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. Ratings assigned to individual municipal obligations may vary.
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APPENDIX S — MORE INFORMATION ABOUT CHOOSING A SHARE CLASS
The Fund’s prospectus contains information relative to choosing a share class. The information in this Appendix S should be read in conjunction with the information contained in the prospectus. With regard to any sales charge waivers and discounts described in this Appendix S and the prospectus, it is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts, as defined in the prospectus) the Transfer Agent that you qualify for any waiver or reduced sales charge and be prepared to provide proof thereof.
Certain Share Class Conversions and Exchanges
For the Multi-Manager Strategies Funds, effective at the start of business on January 27, 2020, the shares held by Class A shareholders merged into Class Inst shares of the same Fund and Class A shares of the Fund were no longer offered for sale.
Class C shares held through a financial intermediary may be converted, in the discretion of the Fund, to Class A shares sooner than the general conversion schedule in connection with the withdrawal of the Fund’s Class C shares from such financial intermediary’s platform or accounts. In the event of such conversion, the Distributor will provide at least 30 days’ written notice to such financial intermediary. No sales charge or other charges apply in connection with such a conversion, and conversions are free from U.S. federal income tax.
Sales Charge Waivers
Front-End Sales Charge Waivers*
The following information is in addition to the description in the Fund’s prospectus of front-end sales charge waivers applicable to Class A, Class E and Class V shares. The following categories of investors may buy Class A, Class E(a) and Class V shares at net asset value, without payment of any front-end sales charge that would otherwise apply:
■	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates(b);
■	Current or retired Ameriprise Financial Services, LLC (Ameriprise Financial Services) financial advisors and employees of such financial advisors(b);
■	Registered representatives and other employees of affiliated or unaffiliated financial intermediaries (and their immediate family members and related trusts or other entities owned by the foregoing) having a selling agreement with the Distributor(b);
■	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;
■	Portfolio managers employed by subadvisers of the funds(b);
■	Partners and employees of outside legal counsel to the funds or to the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees;
■	Direct rollovers (i.e., rollovers of fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund;
■	Employees or partners of Columbia Wanger Asset Management, LLC;
■	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);
■	At a fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party;
■	Purchases by registered representatives and employees (and their immediate family members and related trusts or other entities owned by the foregoing (referred to as “Related Persons”)) of Ameriprise Financial Services and its affiliates; provided that with respect to employees (and their Related Persons) of an affiliate of Ameriprise Financial, such persons must make purchases through an account held at Ameriprise Financial or its affiliates.
Purchases of Class A and Class V shares may be made at net asset value if they are made as follows:
■	Through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a financial intermediary that has a selling agreement with the Distributor;
■	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;
■	Through banks, trust companies and thrift institutions, acting as fiduciaries; or
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■	Through “employee benefit plans” created under Section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transact directly with the Fund or the Transfer Agent through a third-party administrator or third-party recordkeeper. This waiver does not apply to accounts held through commissionable brokerage platforms.

*	Any shareholder with a Direct-at-Fund account (i.e., shares held directly with the Fund through the Transfer Agent) that is eligible to purchase shares without a front-end sales charge by virtue of having qualified for a previous waiver may continue to purchase shares without a front-end sales charge if they no longer qualify under a category described in the prospectus or in this section. Otherwise, you must qualify for a front-end sales charge waiver described in the prospectus or in this section.
(a)	The Funds no longer accept investments from new or existing investors in Class E shares, except by existing Class E and former Class F shareholders who opened and funded their account prior to September 22, 2006 that may continue to invest in Class E shares (Class F shares automatically converted to Class E shares on July 17, 2017). See the prospectus offering Class E shares of Columbia Large Cap Growth Fund (a series of CFST I) for details.
(b)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.
Contingent Deferred Sales Charge Waivers (Class A, Class C, Class E and Class V Shares)
For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
Shareholders won’t pay a CDSC on redemption of Class A, Class C, Class E and Class V shares:
■	In the event of the shareholder’s death;
■	For which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase;
■	Purchased through reinvestment of dividend and capital gain distributions;
■	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of the qualified age based on applicable IRS regulations;
■	That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor;
■	For Class A shares: initially purchased by an employee benefit plan;
■	For Class C, Class E, and Class V shares: initially purchased by an employee benefit plan that are not connected with a plan level termination;
■	In connection with the fund’s Small Account Policy (as described in the prospectus); and
■	Issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party and at the fund’s discretion.
Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.
Class Inst Shares Additional Eligible Investors
In addition to the categories of Class Inst investors described in the Fund’s prospectus (other than for the Multi-Manager Strategies Funds), the minimum initial investments in Class Inst shares for the following categories of eligible investors is $2,000 ($1,000 for IRAs, as applicable):
■	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.
■	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.
■	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.
■	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.
■	Other than for the Multi-Manager Strategies Funds, any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) who holds Class Inst shares of a fund distributed by the Distributor is eligible to purchase Class Inst shares of other funds distributed by the Distributor, subject to a minimum initial investment of $2,000 ($1,000 for IRAs). If the account in which the shareholder holds Class Inst shares is not eligible to purchase additional Class Inst shares, the shareholder may purchase Class Inst shares in an account maintained directly with the Transfer Agent, subject to a minimum initial investment of $2,000 ($1,000 for IRAs).
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Former Class V shareholders of Columbia Disciplined Small Core Fund are eligible to hold or exchange Class Inst shares of Columbia Small Cap Value Fund I, and for Direct-at-Fund accounts are eligible to purchase additional Class Inst shares.
Shares of Multi-Manager Strategies Funds
The Multi-Manager Strategies Funds may offer Class Inst and/or Class Inst3 shares. Not all Multi-Manager Strategies Funds offer every class of shares. Additionally, the Multi-Manager Strategies Funds are offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates, and to group retirement plan recordkeeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan recordkeeper to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the recordkeeper’s group retirement plan platform. Please refer to the Fund's prospectus for additional information on share classes offered and eligibility.
The minimum initial investment for Class Inst shares is $100; there is no minimum initial investment for Class Inst3 shares. There is no minimum additional investment amount. Shares of the Multi-Manager Strategies Funds are not subject to any front-end sales charges or CDSC. See the Fund's prospectus for additional information.
Fund Reorganizations
Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.
Please note that Class Adv shares of a Columbia Fund acquired in the reorganization of a fund that was a series of BMO Funds, Inc. (each a BMO Predecessor Fund) into the Columbia Fund may be held in your Columbia Fund account even if you do not meet Class Adv shares current investor eligibility requirements, and you may make additional investments in the Columbia Fund if the account is a Direct-at-Fund Account held at the Fund’s Transfer Agent that does not or no longer has a financial intermediary assigned to the Columbia Fund account. Such Fund accounts may exchange Class Adv of the Columbia Fund for Class Adv of another Columbia Fund to be held within the same such account. This feature is not otherwise available to other accounts.
Rejection of Purchases
Each fund and the distributor of the funds reserve the right to reject any offer to purchase shares, in their sole discretion.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see the Fund’s prospectus for more information about sales charge reductions and waivers.
Shares of Solution Series Funds
Shares of Solutions Aggressive Portfolio and Solutions Conservative Portfolio are sold only to the Adaptive Retirement Funds. Shares of Multisector Bond SMA Completion Portfolio and Overseas SMA Completion Portfolio may only be purchased and held by or on behalf of separately managed accounts clients.
Shares of Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund
Class Adv shares of Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund are also available to certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements in lieu of Class Inst2 shares which are not offered by the Funds.
SAI910_00_096_(08/23)
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